                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                  811-0816
                                    --------------------------------------------

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                              64111
--------------------------------------------------------------------------------
 (Address of principal executive offices)                          (Zip code)

 DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:       10-31
                          ------------------------------------------------------

Date of reporting period:      OCTOBER 31, 2005
                           -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

OCTOBER 31, 2005

Ultra(reg.sm) Fund

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Ultra Fund for the year ended October 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Ultra - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                      --------------------------------
                                          AVERAGE ANNUAL RETURNS
---------------------------------------------------------------------------------
                                                             SINCE      INCEPTION
                              1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
---------------------------------------------------------------------------------
INVESTOR CLASS                 6.81%   -4.47%      6.53%    13.18%       11/2/81
---------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)   8.81%   -7.93%      6.78%    11.45%(2)       --
---------------------------------------------------------------------------------
S&P 500 INDEX(1)               8.72%   -1.74%      9.34%    13.16%(2)       --
---------------------------------------------------------------------------------
Institutional Class            7.07%   -4.26%       --       5.81%      11/14/96
---------------------------------------------------------------------------------
Advisor Class                  6.55%   -4.73%       --       5.75%       10/2/96
---------------------------------------------------------------------------------
C Class                        5.75%     --         --       2.29%      10/29/01
---------------------------------------------------------------------------------
R Class(3)                     6.33%     --         --       6.84%       8/29/03
---------------------------------------------------------------------------------

(1) (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper Inc. -- A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
    Lipper.

(2) Since 10/30/81, the date nearest the Investor Class's inception for which data are available.

(3) Class returns would have been lower if the class had not received partial reimbursements of its distribution and service fees.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
2

Ultra - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
---------------------------------------------------------------------------------------------
                 1996    1997    1998    1999   2000    2001     2002     2003   2004   2005
---------------------------------------------------------------------------------------------
Investor Class  10.79%  19.95%  17.61%  37.94%  9.81%  -31.44%  -12.99%  19.50%  4.46%  6.81%
---------------------------------------------------------------------------------------------
Russell 1000
Growth Index    22.05%  30.47%  24.64%  34.25%  9.33%  -39.95%  -19.62%  21.81%  3.38%  8.81%
---------------------------------------------------------------------------------------------
S&P 500 Index   24.10%  32.11%  21.99%  25.67%  6.09%  -24.90%  -15.11%  20.80%  9.42%  8.72%
---------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Ultra - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE ULTRA INVESTMENT TEAM: BRUCE WIMBERLY, JERRY SULLIVAN
AND WADE SLOME.

Ultra advanced 6.81%* during the twelve months ended October 31, 2005. The
Russell 1000 Growth Index rose 8.81% while the S&P 500 Index was up 8.72%.

MIXED MARKET

Investor optimism waned in the first half of the fiscal year as concern grew about the effects of rising commodity and oil prices and interest rates on the economy and corporate profit growth. After bottoming out in April, however, stocks managed to regain their footing. For instance, the Russell 1000 Growth
Index, a barometer for the large-cap growth stocks Ultra generally invests in, was up only 1.14% for the first six months covered by this report, but then gained 7.59% in the final half of the period.

For the year, the Russell 1000 Growth Index trailed its smaller-cap counterparts, the Russell Midcap Growth and 2000 Growth indices, which gained
15.91% and 10.91%, respectively. The Russell 1000 Growth also trailed its value counterpart, the Russell 1000 Value, which advanced 11.87%.

HEALTH CARE LEADS ADVANCE

A number of positions in the portfolio that performed well came from the health care sector. UnitedHealth Group was the portfolio's top absolute contributor during the period. The nation's largest health insurer benefited from improving productivity, enhancing customer service, controlling costs and increasing membership across its businesses. Generic drug maker Teva Pharmaceuticals and biopharmaceutical company Genentech were also strong performers. However, the portfolio's leading detractor during the period was Boston Scientific. The drug-eluting stent manufacturer's share price declined as investors struggled with the company's decrease in market share as competing products entered the market.

Ultra's investments in the financial sector were another source of strength in the portfolio. The biggest lift came from Chicago Mercantile Exchange Holdings, which reported strong earnings. The stock also benefited from speculation about a potential merger with the Chicago Board of Trade. SLM Corp.,

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                       3.3%                  2.9%
--------------------------------------------------------------------------------
eBay Inc.                                   2.9%                  1.9%
--------------------------------------------------------------------------------
First Data Corp.                            2.7%                  2.2%
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd. ADR                         2.6%                  2.0%
--------------------------------------------------------------------------------
Medtronic, Inc.                             2.6%                  2.5%
--------------------------------------------------------------------------------
UnitedHealth
Group Incorporated                          2.5%                  2.0%
--------------------------------------------------------------------------------
SLM Corporation                             2.3%                  1.7%
--------------------------------------------------------------------------------
Apollo Group Inc. Cl A                      2.3%                  2.1%
--------------------------------------------------------------------------------
Dell Inc.                                   2.2%                  2.3%
--------------------------------------------------------------------------------
Amazon.com, Inc.                            2.2%                  1.6%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------
4

Ultra - Portfolio Commentary

commonly known as Sallie Mae, was another standout. Strong loan processing and fee generation helped boost the educational lender's profits.

CONSUMER STAPLES DAMPEN RETURNS

Ultra's performance compared to the benchmark was slowed most by investments in the consumer staples sector. Avon Products was one of the portfolio's top detractors during the period. Shares of the cosmetics and beauty products retailer fell after the company cut its 2005 earnings guidance, in part due to weak international sales. It also cautioned that high energy prices were taking a toll on sales and earnings. We believe these are short-term setbacks, because the company continues to maintain a solid network of retail boutiques, direct-sales representatives, and a low-cost business model.

Ultra's progress compared to the benchmark also was hindered by investments in the consumer discretionary sector. International Game Technology weighed on returns after the slot machine maker reported weak top- and bottom-line figures as the company contended with lulls in replacement demand and new gaming jurisdictions. For-profit education provider Apollo Group was another detractor.
The company's stock fell in part due to high enrollment in one of its new college programs that generates less revenue per student than other programs.
Despite its underperformance, we remain positive about its long-term outlook.

FUEL FOR THOUGHT

Energy stocks dominanted market performance in 2005, with soaring demand and fears about supply sending energy prices to record highs. Ultra's energy position was up roughly 20%, underperforming the Russell 1000 Growth and S&P 500 energy components. We believe few energy companies possess a competitive advantage that can give investors sustainable earnings growth; instead, we will own cyclical companies such as these only when we determine that the reward justifies the risk. At this point in the energy cycle, we do not believe the risk/reward trade-off merits a larger position in the sector. While owning relatively few energy stocks has caused Ultra's performance to lag the indices and its peers in the short run, we believe this positioning has given us the flexibility to own companies with more compelling long-term investment outlooks.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Health Care
Equipment & Supplies                        7.7%                  7.5%
--------------------------------------------------------------------------------
IT Services                                 7.4%                  5.7%
--------------------------------------------------------------------------------
Insurance                                   6.3%                  5.8%
--------------------------------------------------------------------------------
Pharmaceuticals                             6.1%                  7.7%
--------------------------------------------------------------------------------
Food & Staples Retailing                    6.1%                  5.4%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                               99.1%                 98.8%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             0.9%                  0.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                          --(2)                  0.6%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

(2) Category is less than 0.05% of total net assets.

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
6

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------
                                                                EXPENSES PAID
                                 BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                                ACCOUNT VALUE   ACCOUNT VALUE      5/1/05 -        EXPENSE
                                   5/1/05         10/31/05         10/31/05        RATIO*
-------------------------------------------------------------------------------------------
ULTRA SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------
Investor Class                     $1,000        $1,067.30          $5.16           0.99%
-------------------------------------------------------------------------------------------
Institutional Class                $1,000        $1,068.80          $4.12           0.79%
-------------------------------------------------------------------------------------------
Advisor Class                      $1,000        $1,065.90          $6.46           1.24%
-------------------------------------------------------------------------------------------
C Class                            $1,000        $1,061.90         $10.34           1.99%
-------------------------------------------------------------------------------------------
R Class                            $1,000        $1,064.50          $7.75           1.49%
-------------------------------------------------------------------------------------------
HYPOTHETICAL
-------------------------------------------------------------------------------------------
Investor Class                     $1,000        $1,020.21          $5.04           0.99%
-------------------------------------------------------------------------------------------
Institutional Class                $1,000        $1,021.22          $4.02           0.79%
-------------------------------------------------------------------------------------------
Advisor Class                      $1,000        $1,018.95          $6.31           1.24%
-------------------------------------------------------------------------------------------
C Class                            $1,000        $1,015.17         $10.11           1.99%
-------------------------------------------------------------------------------------------
R Class                            $1,000        $1,017.69          $7.58           1.49%
-------------------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

Ultra - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.1%

AEROSPACE & DEFENSE -- 0.3%
--------------------------------------------------------------------------------
    1,170,000  United Technologies Corp.                         $      59,998
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 2.9%
--------------------------------------------------------------------------------
    1,724,000  C.H. Robinson Worldwide Inc.(1)                          60,788
--------------------------------------------------------------------------------
    1,661,000  Expeditors International
               of Washington, Inc.(1)                                  100,773
--------------------------------------------------------------------------------
    1,798,000  FedEx Corporation                                       165,290
--------------------------------------------------------------------------------
    3,905,000  United Parcel
               Service, Inc. Cl B                                      284,831
--------------------------------------------------------------------------------
                                                                       611,682
--------------------------------------------------------------------------------

AUTOMOBILES -- 0.1%
--------------------------------------------------------------------------------

      454,000  Harley-Davidson, Inc.(1)                                 22,487
--------------------------------------------------------------------------------

BEVERAGES -- 2.8%
--------------------------------------------------------------------------------
    4,191,000  Anheuser-Busch
               Companies, Inc.                                         172,921
--------------------------------------------------------------------------------
    2,436,000  Coca-Cola Company (The)                                 104,212
--------------------------------------------------------------------------------
    5,372,000  PepsiCo, Inc.                                           317,378
--------------------------------------------------------------------------------
                                                                       594,511
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.4%
--------------------------------------------------------------------------------
    3,743,000  Amgen Inc.(2)                                           283,570
--------------------------------------------------------------------------------
    2,317,000  Genentech, Inc.(2)                                      209,920
--------------------------------------------------------------------------------
                                                                       493,490
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.2%
--------------------------------------------------------------------------------
    1,695,000  Goldman Sachs
               Group, Inc. (The)                                       214,197
--------------------------------------------------------------------------------
      961,000  Legg Mason, Inc.                                        103,125
--------------------------------------------------------------------------------
    2,183,000  T. Rowe Price Group Inc.                                143,030
--------------------------------------------------------------------------------
                                                                       460,352
--------------------------------------------------------------------------------

CHEMICALS -- 0.2%
--------------------------------------------------------------------------------
      531,000  Monsanto Co.                                             33,458
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 1.0%
--------------------------------------------------------------------------------
    3,402,000  Wells Fargo & Co.                                       204,800
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.7%
--------------------------------------------------------------------------------
   12,224,000  Cisco Systems Inc.(2)                                   213,309
--------------------------------------------------------------------------------
    8,974,000  QUALCOMM Inc.                                           356,806
--------------------------------------------------------------------------------
                                                                       570,115
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.2%
--------------------------------------------------------------------------------
   14,706,000  Dell Inc.(2)                                            468,827
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 2.3%
--------------------------------------------------------------------------------
    8,751,000  SLM Corporation                                         485,943
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 2.9%
--------------------------------------------------------------------------------
    7,599,000  Apollo Group Inc. Cl A(1)(2)                            478,889
--------------------------------------------------------------------------------
    2,413,000  Weight Watchers
               International, Inc.(1)(2)                               126,851
--------------------------------------------------------------------------------
                                                                       605,740
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 3.6%
--------------------------------------------------------------------------------
      568,000  Chicago Mercantile Exchange
               Holdings Inc.(1)                                  $     207,405
--------------------------------------------------------------------------------
    5,869,000  Citigroup Inc.                                          268,683
--------------------------------------------------------------------------------
    3,336,000  McGraw-Hill
               Companies, Inc. (The)                                   163,264
--------------------------------------------------------------------------------
    2,055,000  Moody's Corp.                                           109,449
--------------------------------------------------------------------------------
                                                                       748,801
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 6.1%
--------------------------------------------------------------------------------
    1,985,000  Costco Wholesale Corporation                             95,995
--------------------------------------------------------------------------------
    5,412,000  Sysco Corp.                                             172,697
--------------------------------------------------------------------------------
   14,615,000  Wal-Mart Stores, Inc.                                   691,435
--------------------------------------------------------------------------------
    4,725,000  Walgreen Co.                                            214,657
--------------------------------------------------------------------------------
      775,000  Whole Foods Market, Inc.(1)                             111,701
--------------------------------------------------------------------------------
                                                                     1,286,485
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
    1,459,000  Wrigley (Wm.) Jr. Company                               101,401
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 7.7%
--------------------------------------------------------------------------------
    2,946,000  Biomet Inc.(1)                                          102,609
--------------------------------------------------------------------------------
   13,917,000  Boston Scientific Corp.(2)                              349,595
--------------------------------------------------------------------------------
    9,532,000  Medtronic, Inc.                                         540,083
--------------------------------------------------------------------------------
    2,253,000  St. Jude Medical, Inc.(2)                               108,302
--------------------------------------------------------------------------------
    3,920,000  Stryker Corp.                                           160,994
--------------------------------------------------------------------------------
    3,925,000  Varian Medical
               Systems, Inc.(1)(2)                                     178,823
--------------------------------------------------------------------------------
    2,833,000  Zimmer Holdings Inc.(1)(2)                              180,660
--------------------------------------------------------------------------------
                                                                     1,621,066
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 2.9%
--------------------------------------------------------------------------------
      634,000  Express Scripts, Inc. Cl A(2)                            47,810
--------------------------------------------------------------------------------
      758,000  Quest Diagnostics Inc.                                   35,406
--------------------------------------------------------------------------------
    9,032,000  UnitedHealth
               Group Incorporated(1)                                   522,863
--------------------------------------------------------------------------------
                                                                       606,079
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 5.5%
--------------------------------------------------------------------------------
    7,804,000  Carnival Corporation(1)                                 387,625
--------------------------------------------------------------------------------
    2,027,000  Cheesecake Factory Inc.(1)(2)                            69,567
--------------------------------------------------------------------------------
   16,671,000  International
               Game Technology(1)(3)                                   441,615
--------------------------------------------------------------------------------
   29,721,000  PartyGaming plc ORD(2)                                   45,904
--------------------------------------------------------------------------------
      875,000  PF Chang's China
               Bistro, Inc.(1)(2)                                       40,023
--------------------------------------------------------------------------------
    6,078,000  Starbucks Corporation(2)                                171,886
--------------------------------------------------------------------------------
                                                                     1,156,620
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
    6,093,000  Procter & Gamble Co. (The)                              341,147
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 1.5%
--------------------------------------------------------------------------------
    1,433,000  3M Co.                                                  108,879
--------------------------------------------------------------------------------
    7,713,000  Tyco International Ltd.                                 203,546
--------------------------------------------------------------------------------
                                                                       312,425
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                (continued)

------
8

Ultra - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

INSURANCE -- 6.3%
--------------------------------------------------------------------------------
    4,140,000  Aflac Inc.                                        $     197,809
--------------------------------------------------------------------------------
    1,826,000  Ambac Financial Group, Inc.                             129,445
--------------------------------------------------------------------------------
    2,453,000  American International
               Group, Inc.                                             158,954
--------------------------------------------------------------------------------
        4,454  Berkshire Hathaway Inc.
               Cl A(2)                                                 382,600
--------------------------------------------------------------------------------
      125,317  Berkshire Hathaway Inc.
               Cl B(1)(2)                                              352,767
--------------------------------------------------------------------------------
      947,000  Progressive Corp.                                       109,672
--------------------------------------------------------------------------------
                                                                     1,331,247
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 5.1%
--------------------------------------------------------------------------------
   11,667,000  Amazon.com, Inc.(1)(2)                                  465,280
--------------------------------------------------------------------------------
   15,194,000  eBay Inc.(2)                                            601,682
--------------------------------------------------------------------------------
                                                                     1,066,962
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 2.7%
--------------------------------------------------------------------------------
      370,000  Google Inc. Cl A(2)                                     137,692
--------------------------------------------------------------------------------
    2,601,000  VeriSign, Inc.(2)                                        61,462
--------------------------------------------------------------------------------
    9,896,000  Yahoo! Inc.(2)                                          365,855
--------------------------------------------------------------------------------
                                                                       565,009
--------------------------------------------------------------------------------

IT SERVICES -- 7.4%
--------------------------------------------------------------------------------
   11,522,000  Accenture Ltd. Cl A                                     303,145
--------------------------------------------------------------------------------
    6,813,000  Checkfree Corp.(1)(2)(3)                                289,552
--------------------------------------------------------------------------------
   13,914,000  First Data Corp.                                        562,820
--------------------------------------------------------------------------------
   10,236,000  Paychex, Inc.                                           396,747
--------------------------------------------------------------------------------
                                                                     1,552,264
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.4%
--------------------------------------------------------------------------------
    1,164,000  Kohl's Corp.(2)                                          56,023
--------------------------------------------------------------------------------
    4,199,000  Target Corporation                                      233,843
--------------------------------------------------------------------------------
                                                                       289,866
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.4%
--------------------------------------------------------------------------------
    2,012,000  Zebra Technologies Corp.
               Cl A(1)(2)                                               86,737
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 2.5%
--------------------------------------------------------------------------------
    1,916,000  Apache Corp.                                            122,298
--------------------------------------------------------------------------------
    4,896,000  Exxon Mobil Corp.                                       274,862
--------------------------------------------------------------------------------
      972,000  Kinder Morgan, Inc.                                      88,355
--------------------------------------------------------------------------------
      613,000  Suncor Energy Inc.(2)                                    32,875
--------------------------------------------------------------------------------
                                                                       518,390
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
    2,435,000  Alberto-Culver Company Cl B                             105,703
--------------------------------------------------------------------------------
    8,726,000  Avon Products, Inc.                                     235,515
--------------------------------------------------------------------------------
                                                                       341,218
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.1%
--------------------------------------------------------------------------------
    1,786,000  American Pharmaceutical
               Partners Inc.(1)(2)                               $      76,887
--------------------------------------------------------------------------------
    5,057,000  Johnson & Johnson                                       316,669
--------------------------------------------------------------------------------
    3,582,000  Novartis AG ORD                                         192,806
--------------------------------------------------------------------------------
    7,305,000  Pfizer, Inc.                                            158,811
--------------------------------------------------------------------------------
   14,270,000  Teva Pharmaceutical
               Industries Ltd. ADR(1)                                  543,973
--------------------------------------------------------------------------------
                                                                     1,289,146
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 3.1%
--------------------------------------------------------------------------------
   39,703,000  ARM Holdings plc ORD                                     76,434
--------------------------------------------------------------------------------
    7,573,000  Intel Corp.                                             177,966
--------------------------------------------------------------------------------
    1,752,000  KLA-Tencor Corp.                                         81,100
--------------------------------------------------------------------------------
    4,826,000  Maxim Integrated
               Products, Inc.(1)                                       167,366
--------------------------------------------------------------------------------
    5,044,000  Microchip Technology Inc.                               152,177
--------------------------------------------------------------------------------
                                                                       655,043
--------------------------------------------------------------------------------

SOFTWARE -- 5.3%
--------------------------------------------------------------------------------
    7,375,000  Electronic Arts Inc.(1)(2)                              419,490
--------------------------------------------------------------------------------
    2,138,000  Intuit Inc.(2)                                           98,198
--------------------------------------------------------------------------------
   10,655,000  Microsoft Corporation                                   273,834
--------------------------------------------------------------------------------
    1,091,000  NAVTEQ Corp.(1)(2)                                       42,680
--------------------------------------------------------------------------------
    9,514,000  Oracle Corp.(2)                                         120,638
--------------------------------------------------------------------------------
    6,371,000  Symantec Corp.(2)                                       151,948
--------------------------------------------------------------------------------
                                                                     1,106,788
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 5.2%
--------------------------------------------------------------------------------
    8,463,000  Bed Bath & Beyond Inc.(2)                               342,921
--------------------------------------------------------------------------------
    8,328,000  Carmax, Inc.(1)(2)(3)                                   223,773
--------------------------------------------------------------------------------
    5,894,000  Lowe's Companies, Inc.                                  358,179
--------------------------------------------------------------------------------
    7,529,000  PETsMART, Inc.(1)(3)                                    176,931
--------------------------------------------------------------------------------
                                                                     1,101,804
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 0.6%
--------------------------------------------------------------------------------
    2,312,000  Golden West Financial Corp.                             135,784
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $15,477,467)                                                  20,825,685
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.9%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Treasury obligations, 7.50% - 8.875%,
11/15/16 - 8/15/21, valued at $200,755),
in a joint trading account at 3.90%,
dated 10/31/05, due 11/1/05
(Delivery value $196,421)
(Cost $196,400)                                                        196,400
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Ultra - Schedule of Investments

OCTOBER 31, 2005

                              ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(4) -- 2.5%

REPURCHASE AGREEMENTS -- 2.5%
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG,
(collateralized by various U.S.
Government Agency obligations in
a pooled account at the lending agent),
4.05%, dated 10/31/05, due 11/1/05
(Delivery value $55,994)                                         $      55,988
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG,
(collateralized by various U.S.
Government Agency obligations in
a pooled account at the lending agent),
4.06%, dated 10/31/05, due 11/1/05
(Delivery value $470,053)                                              470,000
--------------------------------------------------------------------------------

                              ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $525,988)                                                  $     525,988
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 102.5%
(Cost $16,199,855)                                                  21,548,073
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (2.5)%                               (530,054)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                        $ 21,018,019
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                    ($ IN THOUSANDS)
    Contracts to Sell        Settlement Date     Value    Unrealized Gain (Loss)
--------------------------------------------------------------------------------
122,683,500 CHF for USD      11/30/2005        $95,468           $973
                                              ==================================

(Value on Settlement Date $96,441)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future
 -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of October 31, 2005.

(2) Non-income producing.

(3) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940. (See Note 5 in
    Notes to Financial Statements for a summary of transactions for each company which is or was an affiliate at or during the year ended October
    31, 2005.)

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

OCTOBER 31, 2005
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities -- unaffiliated,
at value (cost of $14,610,419) --
including $465,058 of securities on loan                            $19,890,214
---------------------------------------------------------------
Investment securities -- affiliated,
at value (cost of $1,063,448) -
including $60,098 of securities on loan                               1,131,871
---------------------------------------------------------------
Investments made with cash collateral
received for securities on loan,
at value (cost of $525,988)                                             525,988
--------------------------------------------------------------------------------
Total investment securities, at value
(cost of $16,199,855)                                                21,548,073
---------------------------------------------------------------
Receivable for investments sold                                          26,470
---------------------------------------------------------------
Receivable for capital shares sold                                          525
---------------------------------------------------------------
Receivable for forward foreign
currency exchange contracts                                                 973
---------------------------------------------------------------
Dividends and interest receivable                                         9,582
--------------------------------------------------------------------------------
                                                                     21,585,623
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan                  525,988
---------------------------------------------------------------
Disbursements in excess of demand deposit cash                           24,299
---------------------------------------------------------------
Payable for capital shares redeemed                                           2
---------------------------------------------------------------
Accrued management fees                                                  17,029
---------------------------------------------------------------
Distribution fees payable                                                   147
---------------------------------------------------------------
Service fees (and distribution fees -- R Class) payable                     139
--------------------------------------------------------------------------------
                                                                        567,604
--------------------------------------------------------------------------------

NET ASSETS                                                          $21,018,019
================================================================================

See Notes to Financial Statements.                                  (continued)

------
11

Statement of Assets and Liabilities

OCTOBER 31, 2005
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                             $16,121,178
---------------------------------------------------------------
Undistributed net investment income                                      26,470
---------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                      (478,820)
---------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                     5,349,191
--------------------------------------------------------------------------------
                                                                    $21,018,019
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                      $18,903,915,965
---------------------------------------------------------------
Shares outstanding                                                  651,333,316
---------------------------------------------------------------
Net asset value per share                                                $29.02
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                       $1,460,343,252
---------------------------------------------------------------
Shares outstanding                                                   49,713,677
---------------------------------------------------------------
Net asset value per share                                                $29.38
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $639,792,477
---------------------------------------------------------------
Shares outstanding                                                   22,361,321
---------------------------------------------------------------
Net asset value per share                                                $28.61
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $5,600,621
---------------------------------------------------------------
Shares outstanding                                                      200,287
---------------------------------------------------------------
Net asset value per share                                                $27.96
--------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $8,366,689
---------------------------------------------------------------
Shares outstanding                                                      291,269
---------------------------------------------------------------
Net asset value per share                                                $28.72
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED OCTOBER 31, 2005
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------------
Dividends (including $7,615 from affiliates
and net of foreign taxes withheld of $637)                           $  229,983
-----------------------------------------------------------------
Interest                                                                  7,182
-----------------------------------------------------------------
Securities lending                                                        3,286
--------------------------------------------------------------------------------
                                                                        240,451
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------------
Management fees                                                         216,746
-----------------------------------------------------------------
Distribution fees:
-----------------------------------------------------------------
  Advisor Class                                                           1,785
-----------------------------------------------------------------
  C Class                                                                    44
-----------------------------------------------------------------
Service fees:
-----------------------------------------------------------------
  Advisor Class                                                           1,785
-----------------------------------------------------------------
  C Class                                                                    15
-----------------------------------------------------------------
Service and distribution fees -- R Class                                     32
-----------------------------------------------------------------
Directors' fees and expenses                                                359
-----------------------------------------------------------------
Other expenses                                                              109
--------------------------------------------------------------------------------
                                                                        220,875
--------------------------------------------------------------------------------
Amount reimbursed                                                            (3)
--------------------------------------------------------------------------------
                                                                        220,872
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             19,579
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions
(including $85,618 from affiliates)                                   2,243,496
-----------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
in foreign currencies                                                  (769,938)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               1,473,558
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $1,493,137
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2005         2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                          $    19,579   $   (46,223)
----------------------------------------------------
Net realized gain (loss)                                2,243,496     1,073,441
----------------------------------------------------
Change in net unrealized
appreciation (depreciation)                              (769,938)      (17,867)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                               1,493,137     1,009,351
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                        (2,985,926)   (1,307,713)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                  (1,492,789)     (298,362)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                    22,510,808    22,809,170
--------------------------------------------------------------------------------
End of period                                         $21,018,019   $22,510,808
================================================================================

Undistributed net investment income                       $26,470        --
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in equity securities. The fund generally invests in equity securities of large companies, but may invest in companies of any size. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the C Class and the R Class. The C Class
may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

(continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

Effective July 29, 2005, the fund modified its management fee schedule, resulting in lower fee rates and breakpoints. There was no significant impact on the effective annual management fee for the year ended October 31, 2005 resulting from this change.

Effective July 29, 2005, the annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                          INVESTOR, C
                            AND R           INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion             1.000%             0.800%             0.750%
--------------------------------------------------------------------------------
Next $5 billion              0.990%             0.790%             0.740%
--------------------------------------------------------------------------------
Next $5 billion              0.980%             0.780%             0.730%
--------------------------------------------------------------------------------
Next $5 billion              0.970%             0.770%             0.720%
--------------------------------------------------------------------------------
Next $5 billion              0.950%             0.750%             0.700%
--------------------------------------------------------------------------------
Next $5 billion              0.900%             0.700%             0.650%
--------------------------------------------------------------------------------
Over $30 billion             0.800%             0.600%             0.550%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended October 31, 2005 was 0.99%, 0.79%, 0.74%, 0.99% and 0.99% for the Investor
Class, Institutional Class, Advisor Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                     C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares.

During the year ended October 31, 2005, the R class received reimbursements of its distribution and service fees of $3.

Fees incurred under the plans during the year ended October 31, 2005, are detailed in the Statement of Operations.

(continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC (formerly American Century
Services Corporation).

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2005, were $7,327,253 and $10,041,294, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------
                                                        SHARES         AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                     3,500,000
================================================================================
Sold                                                     41,530     $ 1,184,069
----------------------------------------------------
Redeemed                                               (152,379)     (4,366,071)
--------------------------------------------------------------------------------
Net increase (decrease)                                (110,849)    $(3,182,002)
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                     3,500,000
================================================================================
Sold                                                     66,316     $ 1,788,649
----------------------------------------------------
Redeemed                                               (124,663)     (3,369,841)
--------------------------------------------------------------------------------
Net increase (decrease)                                 (58,347)    $(1,581,192)
================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                       200,000
================================================================================
Sold                                                     21,128       $ 615,833
----------------------------------------------------
Redeemed                                                 (9,862)       (284,976)
--------------------------------------------------------------------------------
Net increase (decrease)                                  11,266       $ 330,857
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                       200,000
================================================================================
Sold                                                     13,573       $ 374,299
----------------------------------------------------
Redeemed                                                 (6,488)       (176,711)
--------------------------------------------------------------------------------
Net increase (decrease)                                   7,085       $ 197,588
================================================================================

(continued)

------
18

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                        SHARES         AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                       300,000
================================================================================
Sold                                                      7,767       $ 219,363
----------------------------------------------------
Redeemed                                                (12,891)       (358,139)
--------------------------------------------------------------------------------
Net increase (decrease)                                  (5,124)      $(138,776)
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                       300,000
================================================================================
Sold                                                     10,152       $ 272,029
----------------------------------------------------
Redeemed                                                 (7,625)       (203,174)
--------------------------------------------------------------------------------
Net increase (decrease)                                   2,527       $  68,855
================================================================================

C CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                       100,000
================================================================================
Sold                                                         73         $ 2,036
----------------------------------------------------
Redeemed                                                    (56)         (1,563)
--------------------------------------------------------------------------------
Net increase (decrease)                                      17         $   473
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                       100,000
================================================================================
Sold                                                        158         $ 4,125
----------------------------------------------------
Redeemed                                                    (62)         (1,689)
--------------------------------------------------------------------------------
Net increase (decrease)                                      96         $ 2,436
================================================================================

R CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                        50,000
================================================================================
Sold                                                        188         $ 5,384
----------------------------------------------------
Redeemed                                                    (65)         (1,862)
--------------------------------------------------------------------------------
Net increase (decrease)                                     123         $ 3,522
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                        50,000
================================================================================
Sold                                                        191          $5,227
----------------------------------------------------
Redeemed                                                    (23)           (627)
--------------------------------------------------------------------------------
Net increase (decrease)                                     168          $4,600
================================================================================

(continued)

------
19

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

5. AFFILIATED COMPANY TRANSACTIONS (SHARES IN FULL)

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2005 follows:

------------------------------------------------------------------------------------------------------------------
                           SHARE BALANCE  PURCHASE     SALES    REALIZED    DIVIDEND        OCTOBER 31, 2005
                             10/31/04       COST       COST    GAIN (LOSS)   INCOME   SHARE BALANCE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------
Applebee's
International Inc.(1)        3,959,434    $  6,307   $ 53,041   $ 56,386     $  254        --        $     --
---------------------------
Carmax, Inc.(2)(3)           4,669,000     105,818     14,095     (3,801)       --      8,328,000       223,773
---------------------------
Checkfree Corp.(2)(3)        6,411,000      29,298     14,851      2,520        --      6,813,000       289,552
---------------------------
Cheesecake
Factory Inc.(1)(2)(3)        2,754,000        --       47,481     20,832        --      2,027,000(4)     69,567
---------------------------
China Yuchai
International Limited(1)     2,178,000        --       62,991    (34,960)       --         --              --
---------------------------
Digital River Inc.(1)(3)     3,764,000        --       98,305      3,376        --         --              --
---------------------------
Inamed Corp.(1)(3)           2,502,000        --      127,107     42,902        --         --              --
---------------------------
International
Game Technology(2)           8,711,000     236,379       --         --        6,665    16,671,000       441,615
---------------------------
PETsMART, Inc.(2)            4,563,000      80,672       --         --          696     7,529,000       176,931
---------------------------
PF Chang's China
Bistro, Inc.(1)(2)(3)        2,175,000       6,306     56,974     26,128        --        875,000        40,023
---------------------------
Sina Corp.(1)(3)             2,638,000      18,765    103,483    (27,765)       --         --              --
------------------------------------------------------------------------------------------------------------------
                                          $483,545   $578,328   $ 85,618     $7,615                  $1,241,461
==================================================================================================================

(1) Company was not an affiliate at October 31, 2005.

(2) Security, or a portion thereof, was on loan as of October 31, 2005.

(3) Non-income producing.

(4) Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

6. SECURITIES LENDING

As of October 31, 2005, securities in the fund valued at $525,156 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$525,988. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $575 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the year ended October 31,
2005.

(continued)

------
20

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2005 and October 31, 2004.

As of October 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                     $16,241,499
================================================================================
Gross tax appreciation of investments                                $5,576,956
----------------------------------------------------------------
Gross tax depreciation of investments                                  (270,382)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                   $5,306,574
================================================================================
Net tax appreciation (depreciation) of
derivatives and translation of assets
and liabilities in foreign currencies                                    --
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                  $5,306,574
================================================================================
Undistributed ordinary income                                         $  27,442
----------------------------------------------------------------
Accumulated capital losses                                            $(437,175)
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and return of capital dividends.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $255,914 and $181,261 expire in
2010 and 2011, respectively.

------
21

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-------------------------------------------------------------------------------------
                                                      INVESTOR CLASS
-------------------------------------------------------------------------------------
                                  2005      2004      2003       2002       2001
-------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $27.17    $26.01    $21.83     $25.09     $41.45
-------------------------------------------------------------------------------------
Income From
Investment Operations
------------------------------
  Net Investment
  Income (Loss)(1)                 0.02     (0.05)    (0.02)      0.06      (0.06)
------------------------------
  Net Realized and
  Unrealized Gain (Loss)           1.83      1.21      4.26      (3.32)    (11.89)
-------------------------------------------------------------------------------------
  Total From
  Investment Operations            1.85      1.16      4.24      (3.26)    (11.95)
-------------------------------------------------------------------------------------
Distributions
------------------------------
  From Net
  Investment Income                 --        --      (0.06)       --         --
------------------------------
  From Net
  Realized Gains                    --        --        --         --       (4.41)
-------------------------------------------------------------------------------------
  Total Distributions               --        --      (0.06)       --       (4.41)
-------------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $29.02    $27.17    $26.01     $21.83     $25.09
=====================================================================================
  TOTAL RETURN(2)                  6.81%     4.46%    19.50%    (12.99)%   (31.44)%

-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                         0.99%     0.99%     1.00%       0.99%      0.98%
------------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets              0.09%   (0.20)%   (0.09)%       0.24%    (0.18)%
------------------------------
Portfolio
Turnover Rate                        33%       34%       82%         92%        86%
------------------------------
Net Assets,
End of Period
(in millions)                    $18,904   $20,708   $21,341     $18,616    $24,560
-------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
22

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-----------------------------------------------------------------------------------------
                                                     INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------
                                  2005          2004       2003      2002       2001
-----------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period               $27.44       $26.22     $22.02    $25.24     $41.65
-----------------------------------------------------------------------------------------
Income From
Investment Operations
----------------------------
  Net Investment
  Income (Loss)(1)                  0.07         --(2)      0.02      0.11       0.01
----------------------------
  Net Realized and
  Unrealized Gain (Loss)            1.87         1.22       4.29     (3.33)    (11.94)
-----------------------------------------------------------------------------------------
  Total From
  Investment Operations             1.94         1.22       4.31     (3.22)    (11.93)
-----------------------------------------------------------------------------------------
Distributions
----------------------------
  From Net
  Investment Income                  --          --        (0.11)      --         --
----------------------------
  From Net
  Realized Gains                     --          --          --        --       (4.48)
-----------------------------------------------------------------------------------------
  Total Distributions                --          --        (0.11)      --       (4.48)
-----------------------------------------------------------------------------------------
Net Asset Value,
End of Period                     $29.38       $27.44     $26.22    $22.02     $25.24
=========================================================================================
  TOTAL RETURN(3)                   7.07%        4.65%     19.66%   (12.76)%   (31.25)%

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                          0.79%        0.79%      0.80%      0.79%      0.78%
----------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets               0.29%        0.00%      0.11%      0.44%      0.02%
----------------------------
Portfolio Turnover Rate               33%          34%        82%        92%        86%
----------------------------
Net Assets,
End of Period
(in thousands)                 $1,460,343   $1,055,145   $822,333   $556,316   $593,436
-----------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than
$0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
23

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------
                                                      ADVISOR CLASS
---------------------------------------------------------------------------------------
                                   2005       2004       2003      2002       2001
---------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period               $26.85     $25.77     $21.62    $24.92     $41.23
---------------------------------------------------------------------------------------
Income From
Investment Operations
----------------------------
  Net Investment
  Income (Loss)(1)                 (0.05)     (0.12)     (0.08)     --(2)     (0.13)
----------------------------
  Net Realized and
  Unrealized Gain (Loss)            1.81       1.20       4.24     (3.30)    (11.87)
---------------------------------------------------------------------------------------
  Total From
  Investment Operations             1.76       1.08       4.16     (3.30)    (12.00)
---------------------------------------------------------------------------------------
Distributions
----------------------------
  From Net
  Investment Income                  --         --       (0.01)     --         --
----------------------------
  From Net
  Realized Gains                     --         --         --       --        (4.31)
---------------------------------------------------------------------------------------
  Total Distributions                --         --       (0.01)     --        (4.31)
---------------------------------------------------------------------------------------
Net Asset Value,
End of Period                     $28.61     $26.85     $25.77    $21.62     $24.92
=======================================================================================
  TOTAL RETURN(3)                   6.55%      4.19%     19.24%   (13.24)%   (31.69)%

---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                          1.24%      1.24%      1.25%      1.24%      1.23%
----------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets             (0.16)%    (0.45)%    (0.34)%    (0.01)%    (0.43)%
----------------------------
Portfolio
Turnover Rate                         33%        34%        82%        92%        86%
----------------------------
Net Assets,
End of Period
(in thousands)                   $639,792   $738,032   $643,144   $391,968   $437,024
---------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
24

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------
                                                   C CLASS
------------------------------------------------------------------------------------
                                2005      2004      2003      2002        2001(1)
------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $26.44    $25.57    $21.59    $25.09       $25.53
------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)(2)              (0.26)    (0.32)    (0.26)    (0.19)        --(3)
---------------------------
  Net Realized and
  Unrealized Gain (Loss)         1.78      1.19      4.24     (3.31)       (0.44)
------------------------------------------------------------------------------------
  Total From
  Investment Operations          1.52      0.87      3.98     (3.50)       (0.44)
------------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $27.96    $26.44    $25.57    $21.59       $25.09
====================================================================================
  TOTAL RETURN(4)                5.75%     3.40%    18.43%   (13.95)%      (1.72)%

------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                       1.99%     1.99%     2.00%      1.99%     1.99%(5)
---------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                     (0.91)%   (1.20)%   (1.09)%    (0.76)%   (3.10)%(5)
---------------------------
Portfolio Turnover Rate            33%       34%       82%        92%       86%(6)
---------------------------
Net Assets,
End of Period
(in thousands)                  $5,601    $4,836    $2,232       $502          $95
------------------------------------------------------------------------------------

(1) October 29, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
25

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                         R CLASS
--------------------------------------------------------------------------------
                                               2005       2004         2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $27.01     $25.99        $24.87
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)              (0.12)     (0.22)        (0.04)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)       1.83       1.24          1.16
--------------------------------------------------------------------------------
  Total From Investment Operations              1.71       1.02          1.12
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $28.72     $27.01        $25.99
================================================================================
  TOTAL RETURN(3)                               6.33%      3.92%         4.50%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.44%(4)      1.49%      1.50%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                      (0.36)%(4)    (0.70)%    (0.81)%(5)
-----------------------------------------
Portfolio Turnover Rate                           33%        34%        82%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)       $8,367     $4,545            $3
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended October 31, 2005, the class received a partial reimbursement of its service and distribution fee. Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.49% and -0.41%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2005,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra
Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 9, 2005

------
27

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 24

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
28

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 10

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, American Italian Pasta Company
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

LENGTH OF TIME SERVED (YEARS): 46

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

LENGTH OF TIME SERVED (YEARS): 14

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chief Executive
Officer, ACC (June 1996 to September 2000); Chairman, ACS LLC and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
29

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September 2000); Also serves as: Chief
Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries;
Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM, ACGIM, ACS LLC and
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 4 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
30

Approval of Management Agreement for Ultra

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also holds special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning each fund and the services provided to such fund under the management agreement.

The information included, but was not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning similar funds;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the fund.

(continued)

------
31

Approval of Management Agreement for Ultra

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with that of similar funds not managed by the advisor. During the past year, the fund's performance was above the median performance of its peer group.

(continued)

------
32

Approval of Management Agreement for Ultra

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the

(continued)

------
33

Approval of Management Agreement for Ultra

fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the Directors'
analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a
15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund was below the median of the total expense ratio of its Peer Group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment management team to determine whether the fund has reached breakpoints in its fee schedule.

(continued)

------
34

Approval of Management Agreement for Ultra

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2005, will accelerate management fee reductions at lower asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor, amended as described above, is fair and reasonable in light of the services provided and should be renewed.

------
35

Share Class Information

Five classes of shares are authorized for sale by Ultra: Investor Class,
Institutional Class, Advisor Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, C Class, and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
36

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The RUSSELL 1000(reg.sm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.sm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL MIDCAP(reg.sm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

------
38

Notes

------
39

Notes

------
40

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                             PRSRT STD
P.O. Box 419200                                      U.S. POSTAGE PAID
Kansas City, MO 64141-6200                            AMERICAN CENTURY
                                                         COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0512
SH-ANN-46792S

American Century Investment Services, Inc., Distributor

(c)2005 American Century Proprietary Holdings, Inc. All rights reserved.

American Century Investments
ANNUAL REPORT

[photo of man and woman]

OCTOBER 31, 2005

Growth Fund
Focused Growth Fund
Heritage Fund
Vista(reg.sm) Fund

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

GROWTH FUND

FOCUSED GROWTH FUND

HERITAGE FUND

VISTA FUND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Growth, Focused
Growth, Heritage and Vista funds for the year ended October 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
April 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers, III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                     ------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE      INCEPTION
                          1 YEAR     5 YEARS  10 YEARS  INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS             7.47%     -6.08%     6.17%     14.81%     6/30/71(1)
--------------------------------------------------------------------------------
RUSSELL 1000
GROWTH INDEX(2)            8.81%     -7.93%     6.78%     N/A(3)        --
--------------------------------------------------------------------------------
Institutional Class        7.72%     -5.87%      --       4.54%      6/16/97
--------------------------------------------------------------------------------
Advisor Class              7.19%     -6.34%      --       4.70%       6/4/97
--------------------------------------------------------------------------------
C Class                    6.42%       --        --      -0.42%     11/28/01
--------------------------------------------------------------------------------
R Class                    6.93%       --        --       8.03%      8/29/03
--------------------------------------------------------------------------------

(1)  Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(2)  (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
     Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper Inc. - A Reuters Company and may be incomplete.
     No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3)  Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                     (continued)

------
2

Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-----------------------------------------------------------------------------------------------
                 1996    1997    1998    1999    2000     2001     2002    2003   2004   2005
-----------------------------------------------------------------------------------------------
Investor Class   8.18%  27.85%  18.53%  36.31%  11.49%  -34.14%  -17.09%  16.62%  6.78%  7.47%
-----------------------------------------------------------------------------------------------
Russell 1000
Growth Index    22.05%  30.47%  24.64%  34.25%   9.33%  -39.95%  -19.62%  21.81%  3.38%  8.81%
-----------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Growth - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE GROWTH INVESTMENT TEAM:
PRESCOTT LEGARD AND GREGORY WOODHAMS.

Growth gained 7.47%* during the twelve months ended October 31, 2005. Its benchmark, the Russell 1000 Growth Index, gained 8.81%.

MARKET OVERVIEW

Overcoming concerns about rising fuel and interest costs, the U.S. economy grew at a moderate rate during the fiscal year. The annualized rate of GDP growth ranged from 3.3% to 4.3%. Additionally, corporate earnings for the S&P 500 Index through the third quarter of 2005 extended their string of double-digit growth to 12 straight quarters.

However, the stock market struggled in the first half of the fiscal year under the weight of rising commodity prices and interest rates. After bottoming out in
April, stocks then managed to regain their footing. For instance, the Russell
1000 Growth Index was up only 1.14% for the first six months covered by this report, then gained 7.59% in the final half of the period.

For the year, the Russell 1000 Growth Index trailed its smaller-cap counterparts, the Russell Midcap Growth and 2000 Growth indices, which gained
15.91% and 10.91%, respectively. The Russell 1000 Growth Index also trailed its value counterpart, the Russell 1000 Value Index, which advanced 11.87%.

INFORMATION TECHNOLOGY AND MATERIALS ADVANCE

Growth's information technology stake was a source of strength in the portfolio.
The Internet software and services industry led the advance. Internet search provider Google was the portfolio's top contributor during the period, bolstered by strong earnings.

Growth's performance also was lifted by stock selection in the materials sector.
The portfolio's holdings here in aggregate gained roughly 49%, far outpacing the benchmark's -0.7% return in this sector. Monsanto was a top contributor as the agricultural biotechnology company experienced increased sales particularly in the Asia-Pacific and the Europe-Africa regions.

HEALTH CARE MIXED

The portfolio's health care stake produced strong absolute results, but stock

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Microsoft Corporation                     4.9%                  3.8%
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                 4.8%                  3.3%
--------------------------------------------------------------------------------
General Electric Co.                      4.5%                  4.3%
--------------------------------------------------------------------------------
PepsiCo, Inc.                             3.3%                  2.9%
--------------------------------------------------------------------------------
Amgen Inc.                                2.7%                  1.2%
--------------------------------------------------------------------------------
Google Inc. Cl A                          2.7%                  1.3%
--------------------------------------------------------------------------------
Apache Corp.                              2.3%                  1.8%
--------------------------------------------------------------------------------
Yahoo! Inc.                               2.1%                  2.0%
--------------------------------------------------------------------------------
Target Corporation                        2.0%                  0.8%
--------------------------------------------------------------------------------
United Parcel Service,
Inc. Cl B                                 2.0%                  0.9%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary
  are for Investor Class shares.                                     (continued)

------
4

Growth - Portfolio Commentary

selection here ultimately was the primary drag to returns compared to the benchmark. One of the leading detractors was biopharmaceutical company Biogen
Idec. Its share price declined on the unexpected withdrawal of the new drug
Tysabri. The stock was removed from the portfolio.

Effective stock selection in the pharmaceuticals and health care equipment and supplies industries boosted the portfolio's performance. Pharmaceutical company
Roche Holding was one standout.

In the consumer discretionary sector, Growth was slowed by media companies. For instance, the portfolio's shares of Univision, a leading Spanish-language media company in the U.S., declined after the company lowered its earnings guidance.

FUEL FOR THOUGHT

Energy stocks handed in a dominant performance in 2005, with soaring demand and fears about supply sending energy prices and profits to record highs. In the
Russell 1000 Growth Index, the sector was up more than 50% for the fiscal year.

The Growth management team looks for companies they believe have sustainable growth profiles, and the portfolio's energy stake was up roughly 38%, underperforming the benchmark, but an absolute contributor.

Oil-services company Apache Corp. was one of the leading performers in the portfolio, posting strong earnings despite the impact of hurricanes Rita and
Katrina on the company's U.S. Gulf of Mexico output.

OUR COMMITMENT

The Growth team remains committed to their long-standing investment strategy of identifying larger sized companies best able to sustain business improvement.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Software                                  7.4%                  4.3%
--------------------------------------------------------------------------------
Semiconductors &  Semiconductor
Equipment                                 6.1%                  7.9%
--------------------------------------------------------------------------------
Industrial Conglomerates                  6.1%                  6.4%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                5.4%                  8.3%
--------------------------------------------------------------------------------
Pharmaceuticals                           5.1%                 10.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                            97.5%                 98.3%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               2.4%                  1.4%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           0.1%                  0.3%
--------------------------------------------------------------------------------

------
5

Growth - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.5%

AEROSPACE & DEFENSE -- 3.2%
--------------------------------------------------------------------------------
        1,363,900  Rockwell Collins                                  $   62,494
--------------------------------------------------------------------------------
        1,718,600  United Technologies Corp.                             88,130
--------------------------------------------------------------------------------
                                                                        150,624
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 2.0%
--------------------------------------------------------------------------------
        1,301,500  United Parcel Service, Inc. Cl B                      94,931
--------------------------------------------------------------------------------

BEVERAGES -- 3.3%
--------------------------------------------------------------------------------
        2,697,000  PepsiCo, Inc.                                        159,339
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 4.6%
--------------------------------------------------------------------------------
        1,712,400  Amgen Inc.(1)                                        129,732
--------------------------------------------------------------------------------
          215,800  Genentech, Inc.(1)                                    19,551
--------------------------------------------------------------------------------
          997,900  Genzyme Corp.(1)                                      72,148
--------------------------------------------------------------------------------
                                                                        221,431
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.4%
--------------------------------------------------------------------------------
          671,800  Franklin Resources, Inc.                              59,366
--------------------------------------------------------------------------------
        1,003,200  Northern Trust Corp.                                  53,772
--------------------------------------------------------------------------------
                                                                        113,138
--------------------------------------------------------------------------------

CHEMICALS -- 1.6%
--------------------------------------------------------------------------------
        1,217,700  Monsanto Co.                                          76,727
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 0.8%
--------------------------------------------------------------------------------
        1,342,000  Synovus Financial Corp.                               36,865
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
--------------------------------------------------------------------------------
          371,800  Monster Worldwide Inc.(1)                             12,199
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 3.1%
--------------------------------------------------------------------------------
        2,367,600  Corning Inc.(1)                                       47,565
--------------------------------------------------------------------------------
        1,792,000  QUALCOMM Inc.                                         71,250
--------------------------------------------------------------------------------
          792,400  Scientific-Atlanta, Inc.                              28,083
--------------------------------------------------------------------------------
                                                                        146,898
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.8%
--------------------------------------------------------------------------------
          648,500  Apple Computer, Inc.(1)                               37,347
--------------------------------------------------------------------------------
        5,799,600  EMC Corp.(1)                                          80,963
--------------------------------------------------------------------------------
        2,305,100  Hewlett-Packard Co.                                   64,635
--------------------------------------------------------------------------------
                                                                        182,945
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.9%
--------------------------------------------------------------------------------
        1,831,000  American Express Co.                                  91,129
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 1.3%
--------------------------------------------------------------------------------
        1,215,700  Weight Watchers
                   International, Inc.(1)                                63,909
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
          475,300  Emerson Electric Co.                                  33,057
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 1.3%
--------------------------------------------------------------------------------
        1,880,300  Agilent Technologies, Inc.(1)                         60,188
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 1.6%
--------------------------------------------------------------------------------
          859,500  Schlumberger Ltd.                                     78,017
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.1%
--------------------------------------------------------------------------------
        2,185,700  CVS Corp.                                         $   53,353
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.9%
--------------------------------------------------------------------------------
          598,700  Delta and Pine Land Company                           14,938
--------------------------------------------------------------------------------
        1,734,000  Kellogg Co.                                           76,590
--------------------------------------------------------------------------------
                                                                         91,528
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 5.4%
--------------------------------------------------------------------------------
        1,325,200  Becton Dickinson & Co.                                67,254
--------------------------------------------------------------------------------
        1,050,000  Edwards Lifesciences Corporation(1)                   43,449
--------------------------------------------------------------------------------
        1,365,600  Medtronic, Inc.                                       77,375
--------------------------------------------------------------------------------
        1,508,400  St. Jude Medical, Inc.(1)                             72,509
--------------------------------------------------------------------------------
                                                                        260,587
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 4.4%
--------------------------------------------------------------------------------
          561,800  Caremark Rx Inc.(1)                                   29,438
--------------------------------------------------------------------------------
        1,002,200  Covance Inc.(1)                                       48,757
--------------------------------------------------------------------------------
        1,039,600  Express Scripts, Inc. Cl A(1)                         78,397
--------------------------------------------------------------------------------
          747,700  WellPoint Inc.(1)                                     55,838
--------------------------------------------------------------------------------
                                                                        212,430
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 0.5%
--------------------------------------------------------------------------------
          513,300  Carnival Corporation                                  25,496
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 4.8%
--------------------------------------------------------------------------------
        4,130,000  Procter & Gamble Co. (The)                           231,239
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 6.1%
--------------------------------------------------------------------------------
        6,353,500  General Electric Co.                                 215,447
--------------------------------------------------------------------------------
        1,042,600  Textron Inc.                                          75,109
--------------------------------------------------------------------------------
                                                                        290,556
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 4.8%
--------------------------------------------------------------------------------
          344,200  Google Inc. Cl A(1)                                  128,090
--------------------------------------------------------------------------------
        2,747,600  Yahoo! Inc.(1)                                       101,579
--------------------------------------------------------------------------------
                                                                        229,669
--------------------------------------------------------------------------------

IT SERVICES -- 2.4%
--------------------------------------------------------------------------------
        1,419,800  Electronic Data Systems Corp.                         33,096
--------------------------------------------------------------------------------
        2,042,500  Paychex, Inc.                                         79,167
--------------------------------------------------------------------------------
                                                                        112,263
--------------------------------------------------------------------------------

MEDIA -- 2.0%
--------------------------------------------------------------------------------
          522,400  Getty Images Inc.(1)                                  43,364
--------------------------------------------------------------------------------
        3,816,000  News Corp.                                            54,378
--------------------------------------------------------------------------------
                                                                         97,742
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 2.9%
--------------------------------------------------------------------------------
          821,800  Kohl's Corp.(1)                                       39,553
--------------------------------------------------------------------------------
        1,725,000  Target Corporation                                    96,065
--------------------------------------------------------------------------------
                                                                        135,618
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 4.2%
--------------------------------------------------------------------------------
        1,033,700  Anadarko Petroleum Corp.                              93,767
--------------------------------------------------------------------------------
        1,692,500  Apache Corp.                                         108,032
--------------------------------------------------------------------------------
                                                                        201,799
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Growth - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 5.1%
--------------------------------------------------------------------------------
          455,500  Barr Pharmaceuticals Inc.(1)                      $   26,168
--------------------------------------------------------------------------------
        1,444,200  Johnson & Johnson                                     90,436
--------------------------------------------------------------------------------
        1,034,200  Novartis AG ORD                                       55,667
--------------------------------------------------------------------------------
          502,400  Novo Nordisk AS Cl B ORD                              25,759
--------------------------------------------------------------------------------
          309,700  Roche Holding AG ORD                                  46,296
--------------------------------------------------------------------------------
                                                                        244,326
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 6.1%
--------------------------------------------------------------------------------
        1,406,100  Broadcom Corp.(1)                                     59,703
--------------------------------------------------------------------------------
        2,253,800  Freescale Semiconductor Inc.(1)                       53,821
--------------------------------------------------------------------------------
        1,036,000  Intel Corp.                                           24,346
--------------------------------------------------------------------------------
          961,600  Lam Research Corp.(1)                                 32,444
--------------------------------------------------------------------------------
        2,257,000  National Semiconductor Corp.                          51,076
--------------------------------------------------------------------------------
        2,470,800  Texas Instruments Inc.                                70,541
--------------------------------------------------------------------------------
                                                                        291,931
--------------------------------------------------------------------------------

SOFTWARE -- 7.4%
--------------------------------------------------------------------------------
        1,220,300  BMC Software Inc.(1)                                  23,906
--------------------------------------------------------------------------------
          319,400  Citrix Systems, Inc.(1)                                8,806
--------------------------------------------------------------------------------
          617,400  Electronic Arts Inc.(1)                               35,118
--------------------------------------------------------------------------------
        1,824,100  McAfee Inc.(1)                                        54,778
--------------------------------------------------------------------------------
        9,096,800  Microsoft Corporation                                233,787
--------------------------------------------------------------------------------
                                                                        356,395
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 4.7%
--------------------------------------------------------------------------------
        1,349,800  AnnTaylor Stores Corporation(1)                       32,760
--------------------------------------------------------------------------------
        1,170,900  Bed Bath & Beyond Inc.(1)                             47,445
--------------------------------------------------------------------------------
        1,423,500  Best Buy Co., Inc.                                    63,004
--------------------------------------------------------------------------------
        1,310,600  Chico's FAS, Inc.(1)                                  51,821
--------------------------------------------------------------------------------
          776,500  Williams-Sonoma, Inc.(1)                              30,369
--------------------------------------------------------------------------------
                                                                        225,399
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

TEXTILES, APPAREL
& LUXURY GOODS -- 0.7%
--------------------------------------------------------------------------------
          684,100  Polo Ralph Lauren Corp.                           $   33,658
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 1.1%
--------------------------------------------------------------------------------
        2,176,000  Crown Castle International Corp.(1)                   53,356
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $3,997,758)                                                     4,668,742
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.4%

Repurchase Agreement, Credit Suisse
First Boston Corp., (collateralized by various
U.S. Treasury obligations, 3.375%, 2/15/08,
valued at $84,898), in a joint trading account
at 3.90%, dated 10/31/05, due 11/1/05
(Delivery value $83,309)                                                 83,300
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury
obligations, 7.50%, 11/15/16, valued at $29,797),
in a joint trading account at 3.87%,
dated 10/31/05, due 11/1/05
(Delivery value $29,203)                                                 29,200
--------------------------------------------------------------------------------
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $112,500)                                                         112,500
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 99.9%
(Cost $4,110,258)                                                     4,781,242
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- 0.1%                                                   3,583
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $4,784,825
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                    ($ IN THOUSANDS)

    Contracts to Sell       Settlement Date     Value    Unrealized Gain (Loss)
--------------------------------------------------------------------------------
  91,018,459  CHF for USD      11/30/05        $70,827           $722
--------------------------------------------------------------------------------
 110,603,360  DKK for USD      11/30/05         17,803            227
--------------------------------------------------------------------------------
                                               $88,630           $949
                                             ===================================

(Value on Settlement Date $89,579)

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

CHF = Swiss Franc
DKK = Danish Krone
ORD = Foreign Ordinary Share
USD = United States Dollar
(1)  Non-income producing.

See Notes to Financial Statements.

------
7

Focused Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                              SINCE              INCEPTION
                                           INCEPTION(1)            DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                                5.30%               2/28/05
--------------------------------------------------------------------------------
BLENDED INDEX                                 2.53%                 --
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(2)                  3.62%                 --
--------------------------------------------------------------------------------
S&P 500 INDEX(2)                              1.44%                 --
--------------------------------------------------------------------------------

(1)  Total returns for periods less than one year are not annualized.

(2)  (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
     Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper Inc. - A Reuters Company and may be incomplete.
     No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered non-diversified and has the potential for wide performance swings, both up and down. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
8

Focused Growth - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE FOCUSED GROWTH INVESTMENT TEAM:
JOE REILAND AND GREGORY WOODHAMS.

American Century launched Focused Growth on February 28, 2005. During the eight-month period from inception through October 31, 2005, the portfolio advanced 5.30%*, outperforming its blended index (defined on page 71), which was up 2.53%. The blended index's return reflected the performance of its components, the Russell 1000 Growth Index and the S&P 500 Index, which rose
3.62% and 1.44%, respectively.

INVESTMENT STRATEGY OVERVIEW

Unlike other funds, Focused Growth normally limits its investments to a core group of approximately 25-45 common stocks and is classified as nondiversified.
Therefore, a price change in any one of these securities may have a greater impact on Focused Growth's share price than is generally the case for diversified funds.

Focused Growth's portfolio managers look for stocks of companies they believe will increase in value over time using a bottom-up approach to stock selection.
This means they base their investment decisions on their analysis of individual companies, rather than on broad economic forecasts. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate.

MARKET OVERVIEW

Overcoming concerns about rising fuel and interest costs, the U.S. economy grew at a moderate rate during the fiscal year ended October 31, 2005. The annualized rate of GDP growth ranged from 3.3% to 4.3%. Additionally, corporate earnings for the S&P 500 through the third quarter of 2005 extended their string of double-digit growth to 12 straight quarters. In this environment, mid-capitalization stocks outperformed their larger- and smaller-cap counterparts, reflected in the 6.19% return of the Russell Midcap Index over the eight-month period covered by this report.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Express Scripts, Inc. Cl A                5.0%                   --
--------------------------------------------------------------------------------
Schlumberger Ltd.                         4.5%                   --
--------------------------------------------------------------------------------
Roche Holding AG ORD                      4.5%                   --
--------------------------------------------------------------------------------
Franklin Resources, Inc.                  4.5%                   --
--------------------------------------------------------------------------------
Target Corporation                        4.3%                  2.0%
--------------------------------------------------------------------------------
Weight Watchers
International, Inc.                       4.2%                  2.8%
--------------------------------------------------------------------------------
Synovus Financial Corp.                   4.1%                   --
--------------------------------------------------------------------------------
Becton Dickinson & Co.                    4.1%                  4.8%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                  4.0%                   --
--------------------------------------------------------------------------------
United Technologies Corp.                 3.8%                   --
--------------------------------------------------------------------------------

* Total returns for periods less than one year
  are not annualized.                                                (continued)

------
9

Focused Growth - Portfolio Commentary

PERFORMANCE REVIEW

Express Scripts was one of the portfolio's top contributors, with a total return of approximately 100%. The pharmacy-benefits manager's earnings exceeded expectations as the company benefited from lower costs and increased use of generic drugs and home delivery service.

The portfolio's holdings in the Internet software and services industry also generated solid results. Google led the way, spurred by its strong earnings reports. The search-engine company continued to increase its share of the search market as well as support research and development to strengthen its position.

On the downside, semiconductor company Texas Instruments detracted from performance. The semiconductor company experienced strong demand for its chips from cell phone and television makers, which boosted earnings. However, a tepid revenue forecast weighed on the stock.

Energy stocks handed in a dominant performance in 2005, with soaring demand and fears about supply sending energy prices to record highs. Crude oil futures touched $70 a barrel before closing the period at roughly $60 a barrel. Record prices and profits inspired a rally in oil stocks, and the portfolio's energy stake was up roughly 30%. Anadarko Petroleum was a top-ten position and a contributor to performance. The oil and gas exploration and production company posted strong earnings despite the impact of storms on the company's Gulf Coast facilities.

OUR COMMITMENT

The Focused Growth management team remains committed to their investment strategy of identifying companies that appear best able to sustain business improvement. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Capital Markets                           7.9%                  2.2%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                7.4%                  7.9%
--------------------------------------------------------------------------------
Aerospace & Defense                       6.7%                  4.3%
--------------------------------------------------------------------------------
Semiconductors &  Semiconductor
Equipment                                 6.7%                  6.8%
--------------------------------------------------------------------------------
Software                                  5.7%                   --
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                            98.0%                 99.7%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.6%                   --
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           0.4%                  0.3%
--------------------------------------------------------------------------------

------
10

Focused Growth - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.0%

AEROSPACE & DEFENSE -- 6.7%
--------------------------------------------------------------------------------
            7,657  Rockwell Collins                                     $   351
--------------------------------------------------------------------------------
            9,096  United Technologies Corp.                                466
--------------------------------------------------------------------------------
                                                                            817
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 3.7%
--------------------------------------------------------------------------------
            6,019  Amgen Inc.(1)                                            456
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 7.9%
--------------------------------------------------------------------------------
            6,137  Franklin Resources, Inc.                                 543
--------------------------------------------------------------------------------
            7,730  Northern Trust Corp.                                     414
--------------------------------------------------------------------------------
                                                                            957
--------------------------------------------------------------------------------

CHEMICALS -- 2.3%
--------------------------------------------------------------------------------
            4,384  Monsanto Co.                                             276
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 4.1%
--------------------------------------------------------------------------------
           18,379  Synovus Financial Corp.                                  505
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 5.1%
--------------------------------------------------------------------------------
           14,650  Corning Inc.(1)                                          294
--------------------------------------------------------------------------------
            9,370  Scientific-Atlanta, Inc.                                 332
--------------------------------------------------------------------------------
                                                                            626
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 4.0%
--------------------------------------------------------------------------------
           29,450  EMC Corp.(1)                                             411
--------------------------------------------------------------------------------
            2,650  Hewlett-Packard Co.                                       74
--------------------------------------------------------------------------------
                                                                            485
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 3.5%
--------------------------------------------------------------------------------
            8,652  American Express Co.                                     431
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 4.2%
--------------------------------------------------------------------------------
            9,817  Weight Watchers International, Inc.(1)                   516
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 1.7%
--------------------------------------------------------------------------------
            6,288  Agilent Technologies, Inc.(1)                            201
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 4.5%
--------------------------------------------------------------------------------
            6,020  Schlumberger Ltd.                                        546
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.5%
--------------------------------------------------------------------------------
           12,312  CVS Corp.                                                301
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.8%
--------------------------------------------------------------------------------
            2,177  Kellogg Co.                                               96
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 7.4%
--------------------------------------------------------------------------------
            9,831  Becton Dickinson & Co.                                   499
--------------------------------------------------------------------------------
            7,994  Edwards Lifesciences Corporation(1)                      331
--------------------------------------------------------------------------------
            1,380  St. Jude Medical, Inc.(1)                                 66
--------------------------------------------------------------------------------
                                                                            896
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 5.0%
--------------------------------------------------------------------------------
            7,990  Express Scripts, Inc. Cl A(1)                            603
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 1.6%
--------------------------------------------------------------------------------
            2,759  Textron Inc.                                         $   199
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 1.9%
--------------------------------------------------------------------------------
              606  Google Inc. Cl A(1)                                      225
--------------------------------------------------------------------------------
              264  Yahoo! Inc.(1)                                            10
--------------------------------------------------------------------------------
                                                                            235
--------------------------------------------------------------------------------

IT SERVICES -- 3.5%
--------------------------------------------------------------------------------
           10,949  Paychex, Inc.                                            424
--------------------------------------------------------------------------------

MEDIA -- 0.4%
--------------------------------------------------------------------------------
              540  Getty Images Inc.(1)                                      45
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 5.1%
--------------------------------------------------------------------------------
            1,973  Kohl's Corp.(1)                                           95
--------------------------------------------------------------------------------
            9,354  Target Corporation                                       521
--------------------------------------------------------------------------------
                                                                            616
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 4.0%
--------------------------------------------------------------------------------
            5,360  Anadarko Petroleum Corp.                                 486
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 5.7%
--------------------------------------------------------------------------------
            2,815  Novartis AG ORD                                          152
--------------------------------------------------------------------------------
            3,654  Roche Holding AG ORD                                     546
--------------------------------------------------------------------------------
                                                                            698
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 6.7%
--------------------------------------------------------------------------------
            8,852  Broadcom Corp.(1)                                        376
--------------------------------------------------------------------------------
           15,274  Texas Instruments Inc.                                   436
--------------------------------------------------------------------------------
                                                                            812
--------------------------------------------------------------------------------

SOFTWARE -- 5.7%
--------------------------------------------------------------------------------
           11,162  McAfee Inc.(1)                                           335
--------------------------------------------------------------------------------
           14,149  Microsoft Corporation                                    364
--------------------------------------------------------------------------------
                                                                            699
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $11,624)                                                           11,926
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.6%

Repurchase Agreement, Credit Suisse
First Boston Corp., (collateralized by various
U.S. Treasury obligations, 3.375%, 2/15/08,
valued at $204), in a joint trading account at 3.90%,
dated 10/31/05, due 11/1/05 (Delivery value $200)
(Cost $200)                                                                 200
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 99.6%
(Cost $11,824)                                                           12,126
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- 0.4%                                                      49
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                              $12,175
================================================================================

See Notes to Financial Statements.                                  (continued)

------
11

Focused Growth - Schedule of Investments

OCTOBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                     ($ IN THOUSANDS)

 Contracts to Sell        Settlement Date       Value    Unrealized Gain (Loss)
--------------------------------------------------------------------------------
 621,712  CHF for USD        11/30/05            $484            $5
                                             ===================================

(Value on Settlement Date $489)

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

CHF = Swiss Franc
ORD = Foreign Ordinary Share
USD = United States Dollar
(1)  Non-income producing.

See Notes to Financial Statements.

------
12

Heritage - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                               ------------------------------
                                                   AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------
                                                                     SINCE     INCEPTION
                                  1 YEAR      5 YEARS  10 YEARS    INCEPTION      DATE
------------------------------------------------------------------------------------------
INVESTOR CLASS                    25.16%      -2.29%     8.58%     11.90%       11/10/87
------------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)    15.91%      -3.71%     9.05%     12.13%(2)       --
------------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX(1)           18.09%       6.85%    12.50%     13.94%(2)       --
------------------------------------------------------------------------------------------
Institutional Class               25.39%      -2.08%       --       7.06%        6/16/97
------------------------------------------------------------------------------------------
Advisor Class                     24.91%      -2.56%       --       6.04%        7/11/97
------------------------------------------------------------------------------------------
C Class                           24.02%         --        --       0.87%        6/26/01
------------------------------------------------------------------------------------------

(1)  (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
     Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper Inc. - A Reuters Company and may be incomplete.
     No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2)  Since 10/31/87, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
13

Heritage - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
---------------------------------------------------------------------------------------------------------
                       1996    1997     1998    1999    2000     2001     2002     2003    2004    2005
---------------------------------------------------------------------------------------------------------
Investor Class        10.44%  29.56%  -15.87%  30.71%  62.61%  -33.08%  -10.07%   18.33%  -0.09%  25.16%
---------------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index          17.95%  24.61%    2.43%  37.66%  38.67%  -42.78%  -17.61%   39.30%   8.77%  15.91%
---------------------------------------------------------------------------------------------------------
Russell Midcap Index  19.65%  28.77%    4.46%  17.12%  23.73%  -18.02%   -8.02%   35.88%  15.09%  18.09%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
14

Heritage - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE HERITAGE INVESTMENT TEAM:
KURT STALZER AND DAVID ROSE

Heritage gained 25.16%* during the 12 months ending October 31, 2005, outperforming the Russell Midcap Index, which rose only 18.09%. The Russell
Midcap Growth Index increased 15.91%.

The average return of the fund's Mid-Cap Growth peers tracked by Morningstar was
14.09% for the 12-month period. The average return of the peer group over the five-year and ten-year periods ending October 31, 2005, was -3.56% and 8.05%, respectively.

SECOND HALF SURGE

Overcoming concerns about rising fuel and interest costs, the U.S. economy grew at a moderate rate during the fiscal year. The annualized rate of GDP growth ranged from 3.3% to 4.3%. Additionally, corporate earnings for the S&P 500 Index through the third quarter of 2005 extended their string of double-digit growth to 12 straight quarters.

However, it was a tale of two markets as the stocks struggled in the first half of the fiscal year under the specter of rising commodity prices and short-term interest rates. But after faltering in April, stocks managed to regain their footing. For instance, the Russell Midcap Growth Index was up only 4.07% for the first six months covered by this report, then gained 11.37% in the final half of the period.

TELECOM LEADS ADVANCE

Heritage's strongest performance compared to the benchmark came from investments in the telecommunications sector. Wireless companies exposed to the flourishing
Latin American market, such as NII Holdings and American Movil, were top contributors.

Investments in the health care providers and services industry also boosted returns. Health insurer Aetna was a standout performer. The managed-care company's profit rose

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
NII Holdings, Inc.                        7.1%                  5.1%
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc.                               4.7%                  3.9%
--------------------------------------------------------------------------------
America Movil SA
de CV Series L ADR                        3.3%                  2.8%
--------------------------------------------------------------------------------
Southwestern
Energy Company                            3.0%                   --
--------------------------------------------------------------------------------
Precision Castparts Corp.                 2.9%                   --
--------------------------------------------------------------------------------
Aetna Inc.                                2.9%                  3.6%
--------------------------------------------------------------------------------
Caremark Rx Inc.                          2.8%                  1.9%
--------------------------------------------------------------------------------
Apple Computer, Inc.                      2.6%                  1.9%
--------------------------------------------------------------------------------
Chiyoda Corporation ORD                   2.2%                  1.4%
--------------------------------------------------------------------------------
Station Casinos Inc.                      2.2%                  2.2%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are
  for Investor Class shares.                                         (continued)

------
15

Heritage - Portfolio Commentary

and it raised its 2005 earnings and membership forecasts based in part on higher-than-expected increases in new health-plan members and low medical cost ratios.

However, not all was positive in the health care sector. The portfolio's top detractor to returns during the period was biopharmaceutical company Elan. Its share price declined on the unexpected withdrawal from the market of its new potential blockbuster drug, Tysabri. The stock was sold.

Heritage also booked gains from holdings in the consumer discretionary sector.
In particular, homebuilding stocks, such as Toll Brothers, prospered amid robust housing demand earlier in the year. The portfolio's stake in the company was sold at a profit before its share price deteriorated.

ENERGY BOLSTERS RETURNS

High oil and commodity prices boosted the fortunes of many companies associated with the energy sector. Heritage's energy holdings were top contributors to absolute performance and to returns compared to the benchmark. Among the winners was oil-services company National Oilwell Varco, which saw profit soar along with demand for its drilling equipment.

Similarly, engineering and construction firm Chiyoda Corporation benefited from increased orders for liquefied natural gas and gas petrochemical plants, and
Heritage's investment in Chiyoda generated a total return of approximately 128%.

On the other hand, high fuel costs as well as bad weather and the cancellation of a cruise plagued Royal Caribbean Cruises, the world's second largest cruise company. Moreover, Heritage's investments in the materials sector suffered from uncertainty over commodity prices and demand. Chemical company Huntsman was among the detractors. Both stocks were removed from the portfolio.

OUR COMMITMENT

The Heritage team remains committed to American Century's growth investment approach that has been in place for more than thirty years. They will continue to look for mid-sized and smaller companies with earnings and revenues that are growing at an accelerating rate.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Health Care Providers
& Services                               12.5%                 10.5%
--------------------------------------------------------------------------------
Wireless  Telecommunication
Services                                 11.2%                  8.5%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                9.3%                 11.4%
--------------------------------------------------------------------------------
Aerospace & Defense                       6.7%                  4.9%
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                          4.9%                  2.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                             99.9%                 99.3%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                0.2%                  2.9%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                          (0.1)%                (2.2)%
--------------------------------------------------------------------------------

------
16

Heritage - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.9%

AEROSPACE & DEFENSE -- 6.7%
--------------------------------------------------------------------------------
          268,072  Goodrich Corporation                                $  9,669
--------------------------------------------------------------------------------
          141,200  L-3 Communications Holdings, Inc.                     10,988
--------------------------------------------------------------------------------
          531,600  Precision Castparts Corp.                             25,177
--------------------------------------------------------------------------------
          271,679  Rockwell Collins                                      12,448
--------------------------------------------------------------------------------
                                                                         58,282
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 2.6%
--------------------------------------------------------------------------------
          176,001  Forward Air Corp.                                      6,239
--------------------------------------------------------------------------------
          108,500  Ryder System, Inc.                                     4,304
--------------------------------------------------------------------------------
          137,158  UTI Worldwide Inc.                                    11,733
--------------------------------------------------------------------------------
                                                                         22,276
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.2%
--------------------------------------------------------------------------------
          114,400  Gentex Corp.                                           2,153
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.2%
--------------------------------------------------------------------------------
           86,300  Gilead Sciences, Inc.(1)                               4,078
--------------------------------------------------------------------------------
          233,900  Protein Design Labs, Inc.(1)                           6,554
--------------------------------------------------------------------------------
           48,714  Techne Corp.(1)                                        2,641
--------------------------------------------------------------------------------
           82,100  United Therapeutics Corp.(1)                           6,064
--------------------------------------------------------------------------------
                                                                         19,337
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 1.8%
--------------------------------------------------------------------------------
          183,500  Federated Investors Inc.                               6,424
--------------------------------------------------------------------------------
           85,800  Legg Mason, Inc.                                       9,208
--------------------------------------------------------------------------------
                                                                         15,632
--------------------------------------------------------------------------------

CHEMICALS -- 1.2%
--------------------------------------------------------------------------------
          163,300  Monsanto Co.                                          10,290
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
--------------------------------------------------------------------------------
           64,400  Administaff, Inc.                                      2,725
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.4%
--------------------------------------------------------------------------------
          102,800  Comtech Telecommunications Corp.(1)                    3,943
--------------------------------------------------------------------------------
           86,900  Comverse Technology, Inc.(1)                           2,181
--------------------------------------------------------------------------------
          716,800  Corning Inc.(1)                                       14,401
--------------------------------------------------------------------------------
                                                                         20,525
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.7%
--------------------------------------------------------------------------------
          390,300  Apple Computer, Inc.(1)                               22,478
--------------------------------------------------------------------------------
          191,400  Electronics for Imaging, Inc.(1)                       4,806
--------------------------------------------------------------------------------
          101,700  Intergraph Corp.(1)                                    4,920
--------------------------------------------------------------------------------
                                                                         32,204
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 4.8%
--------------------------------------------------------------------------------
          423,572  Chicago Bridge & Iron Company
                   New York Shares                                        9,446
--------------------------------------------------------------------------------
        1,126,000  Chiyoda Corporation ORD                               19,309
--------------------------------------------------------------------------------
          194,300  Foster Wheeler Ltd.(1)                                 5,495
--------------------------------------------------------------------------------
           74,900  Granite Construction Inc.                              2,555
--------------------------------------------------------------------------------
           67,500  Jacobs Engineering Group Inc.(1)                       4,303
--------------------------------------------------------------------------------
                                                                         41,108
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 1.7%
--------------------------------------------------------------------------------
          278,063  Cemex SA de CV ADR                                  $ 14,479
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 0.9%
--------------------------------------------------------------------------------
          145,700  Weight Watchers
                   International, Inc.(1)                                 7,659
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.3%
--------------------------------------------------------------------------------
          504,600  Vestas Wind Systems AS ORD(1)                         10,928
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 9.3%
--------------------------------------------------------------------------------
          131,100  Aker Kvaerner ASA ORD(1)                               6,812
--------------------------------------------------------------------------------
          288,500  BJ Services Co.                                       10,025
--------------------------------------------------------------------------------
          120,319  Cooper Cameron Corp.(1)                                8,871
--------------------------------------------------------------------------------
          649,856  National Oilwell Varco, Inc.(1)                       40,597
--------------------------------------------------------------------------------
          157,200  Technip SA ORD                                         8,479
--------------------------------------------------------------------------------
          116,493  Todco Cl A                                             5,213
--------------------------------------------------------------------------------
                                                                         79,997
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.2%
--------------------------------------------------------------------------------
        3,875,800  Wal-Mart de Mexico SA de CV,
                   Series V ORD                                          18,857
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.8%
--------------------------------------------------------------------------------
           87,900  Cooper Companies, Inc. (The)                           6,051
--------------------------------------------------------------------------------
          121,162  Dade Behring Holdings Inc.                             4,363
--------------------------------------------------------------------------------
           44,700  Haemonetics Corporation(1)                             2,166
--------------------------------------------------------------------------------
           23,766  Intuitive Surgical Inc.(1)                             2,109
--------------------------------------------------------------------------------
          446,400  ResMed Inc.(1)                                        17,021
--------------------------------------------------------------------------------
          112,500  Respironics, Inc.(1)                                   4,035
--------------------------------------------------------------------------------
          124,600  Varian Medical Systems, Inc.(1)                        5,677
--------------------------------------------------------------------------------
                                                                         41,422
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 12.5%
--------------------------------------------------------------------------------
          281,017  Aetna Inc.                                            24,886
--------------------------------------------------------------------------------
          469,800  Caremark Rx Inc.(1)                                   24,618
--------------------------------------------------------------------------------
          291,733  Covance Inc.(1)                                       14,193
--------------------------------------------------------------------------------
          286,805  Coventry Health Care Inc.(1)                          15,485
--------------------------------------------------------------------------------
          327,561  Omnicare, Inc.                                        17,721
--------------------------------------------------------------------------------
          113,634  Pharmaceutical Product
                   Development, Inc.                                      6,531
--------------------------------------------------------------------------------
          110,151  SFBC International, Inc.(1)                            4,697
--------------------------------------------------------------------------------
                                                                        108,131
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 3.7%
--------------------------------------------------------------------------------
          307,600  Scientific Games Corp. Cl A(1)                         9,216
--------------------------------------------------------------------------------
           69,500  Starwood Hotels & Resorts
                   Worldwide, Inc.                                        4,061
--------------------------------------------------------------------------------
          296,500  Station Casinos Inc.                                  19,005
--------------------------------------------------------------------------------
                                                                         32,282
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 2.0%
--------------------------------------------------------------------------------
        1,516,700  Corporacion GEO SA de CV,
                   Series B ORD(1)                                        4,681
--------------------------------------------------------------------------------
          128,709  Harman International
                   Industries Inc.                                       12,852
--------------------------------------------------------------------------------
                                                                         17,533
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
17

Heritage - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

INSURANCE -- 4.1%
--------------------------------------------------------------------------------
           83,000  Ace, Ltd.                                           $  4,324
--------------------------------------------------------------------------------
          178,200  AON Corp.                                              6,032
--------------------------------------------------------------------------------
          453,528  HCC Insurance Holdings, Inc.                          13,606
--------------------------------------------------------------------------------
          233,700  MetLife, Inc.                                         11,547
--------------------------------------------------------------------------------
                                                                         35,509
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 0.5%
--------------------------------------------------------------------------------
          133,700  NutriSystem, Inc.(1)                                   4,007
--------------------------------------------------------------------------------

IT SERVICES -- 0.9%
--------------------------------------------------------------------------------
          122,300  Alliance Data Systems Corp.(1)                         4,349
--------------------------------------------------------------------------------
           59,300  MoneyGram International Inc.                           1,441
--------------------------------------------------------------------------------
           64,500  Satyam Computer Services
                   Ltd. ADR                                               2,205
--------------------------------------------------------------------------------
                                                                          7,995
--------------------------------------------------------------------------------

MACHINERY -- 2.4%
--------------------------------------------------------------------------------
           56,700  ITT Industries, Inc.                                   5,761
--------------------------------------------------------------------------------
           65,070  JLG Industries Inc.                                    2,496
--------------------------------------------------------------------------------
           91,027  Joy Global Inc.                                        4,175
--------------------------------------------------------------------------------
          156,310  Manitowoc Co.                                          8,317
--------------------------------------------------------------------------------
                                                                         20,749
--------------------------------------------------------------------------------

MEDIA -- 1.4%
--------------------------------------------------------------------------------
          307,600  Rogers Communications Inc.
                   Cl B ORD                                              12,126
--------------------------------------------------------------------------------

METALS & MINING -- 0.8%
--------------------------------------------------------------------------------
           54,300  Phelps Dodge Corp.                                     6,542
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.0%
--------------------------------------------------------------------------------
          657,000  Takashimaya Co. Ltd. ORD                               8,776
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 4.9%
--------------------------------------------------------------------------------
           68,700  EOG Resources Inc.                                     4,656
--------------------------------------------------------------------------------
           52,300  Foundation Coal Holdings, Inc.                         1,961
--------------------------------------------------------------------------------
           78,500  Peabody Energy Corp.                                   6,136
--------------------------------------------------------------------------------
          352,950  Southwestern Energy Company(1)                        25,603
--------------------------------------------------------------------------------
           99,054  XTO Energy Inc.                                        4,305
--------------------------------------------------------------------------------
                                                                         42,661
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 2.8%
--------------------------------------------------------------------------------
          646,689  Cypress Semiconductor Corp.(1)                         8,795
--------------------------------------------------------------------------------
          424,034  Intersil Corp. Cl A                                    9,650
--------------------------------------------------------------------------------
          170,000  Microsemi Corporation(1)                               3,939
--------------------------------------------------------------------------------
           53,718  Varian Semiconductor
                   Equipment Associates, Inc.(1)                          2,032
--------------------------------------------------------------------------------
                                                                         24,416
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SOFTWARE -- 2.5%
--------------------------------------------------------------------------------
          103,200  Adobe Systems Inc.                                  $  3,328
--------------------------------------------------------------------------------
          175,400  Autodesk, Inc.                                         7,917
--------------------------------------------------------------------------------
           24,900  Business Objects SA ADR(1)                               853
--------------------------------------------------------------------------------
          178,800  McAfee Inc.(1)                                         5,369
--------------------------------------------------------------------------------
           56,500  MicroStrategy Inc.(1)                                  4,006
--------------------------------------------------------------------------------
                                                                         21,473
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.3%
--------------------------------------------------------------------------------
          107,600  Chico's FAS, Inc.(1)                                   4,255
--------------------------------------------------------------------------------
           39,800  Nitori Co. Ltd. ORD                                    3,011
--------------------------------------------------------------------------------
          330,800  Tiffany & Co.                                         13,033
--------------------------------------------------------------------------------
                                                                         20,299
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
--------------------------------------------------------------------------------
          146,500  Polo Ralph Lauren Corp.                                7,208
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 11.2%
--------------------------------------------------------------------------------
        1,074,200  America Movil SA
                   de CV Series L ADR                                    28,198
--------------------------------------------------------------------------------
          269,900  American Tower Corp. Cl A(1)                           6,437
--------------------------------------------------------------------------------
          745,286  NII Holdings, Inc.(1)                                 61,799
--------------------------------------------------------------------------------
                                                                         96,434
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $702,898)                                                         864,015
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.2%

Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury obligations,
7.50%, 11/15/16, valued at $1,633), in a joint
trading account at 3.87%, dated 10/31/05, due 11/1/05
(Delivery value $1,600)
(Cost $1,600)                                                             1,600
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.1%
(Cost $704,498)                                                         865,615
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (0.1)%                                                  (940)

--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $864,675
================================================================================

See Notes to Financial Statements.                                  (continued)

------
18

Heritage - Schedule of Investments

OCTOBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                      ($ IN THOUSANDS)

    Contracts to Sell        Settlement Date     Value    Unrealized Gain (Loss)
--------------------------------------------------------------------------------
     7,268,588 CAD for USD       11/30/05       $ 6,154          $ 81
--------------------------------------------------------------------------------
    32,546,700 DKK for USD       11/30/05         5,239            69
--------------------------------------------------------------------------------
     1,643,390 Euro for USD      11/30/05         1,974            24
--------------------------------------------------------------------------------
       934,814 Euro for USD      11/30/05         1,123            14
--------------------------------------------------------------------------------
       836,180 Euro for USD      11/30/05         1,004            13
--------------------------------------------------------------------------------
 1,757,318,000 JPY for USD       11/30/05        15,153           150
--------------------------------------------------------------------------------
   125,775,290 MXN for USD       11/30/05        11,609          (129)
--------------------------------------------------------------------------------
    21,533,175 NOK for USD       11/30/05         3,315            37
--------------------------------------------------------------------------------
                                                $45,571          $259
                                              ==================================

(Value on Settlement Date $45,830)

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
DKK = Danish Krone
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar
(1)  Non-income producing.

See Notes to Financial Statements.

------
19

Vista - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                            -------------------------------
                                                AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------------
                                                                   SINCE      INCEPTION
                                  1 YEAR    5 YEARS   10 YEARS   INCEPTION       DATE
-----------------------------------------------------------------------------------------
INVESTOR CLASS                    14.08%    -2.47%      5.93%     10.54%       11/25/83
-----------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)    15.91%    -3.71%      9.05%      N/A(2)         --
-----------------------------------------------------------------------------------------
Institutional Class               14.26%    -2.26%        --      6.01%        11/14/96
-----------------------------------------------------------------------------------------
Advisor Class                     13.75%    -2.73%        --      4.68%         10/2/96
-----------------------------------------------------------------------------------------
C Class                           12.88%       --         --      4.15%         7/18/01
-----------------------------------------------------------------------------------------
R Class                              --        --         --     -2.28%(3)      7/29/05
-----------------------------------------------------------------------------------------

(1)  (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
     Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper Inc. - A Reuters Company and may be incomplete.
     No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2)  Benchmark began 12/31/85.

(3)  Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
20

Vista - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-------------------------------------------------------------------------------------------------
                 1996    1997     1998    1999   2000     2001     2002     2003   2004    2005
-------------------------------------------------------------------------------------------------
Investor Class   6.96%   0.29%  -31.94%  66.24%  66.16%  -37.48%  -12.90%  29.41%  9.77%  14.08%
-------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index    17.95%  24.61%    2.43%  37.66%  38.67%  -42.78%  -17.61%  39.30%  8.77%  15.91%
-------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
21

Vista - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VISTA INVESTMENT TEAM:
GLENN FOGLE AND DAVID M. HOLLOND.

American Century Vista gained 14.08%* during the fiscal year ended October 31,
2005, trailing the 15.91% return of its benchmark, the Russell Midcap Growth
Index. Since its inception November 25, 1983, Vista has returned an average of
10.54% on an annual basis.

ECONOMIC REVIEW

The U.S. economy (as measured by gross domestic product -- GDP) grew at a moderate rate during the fiscal year. The annualized "real" rate of GDP growth
(factoring out inflation) ranged from 3.3% to 4.3%. Energy costs and short-term interest rates soared, but "core" inflation (excluding food and energy prices)
remained relatively stable.

Energy costs jumped 35% in the Consumer Price Index (CPI) for the year ended
September 30, 2005 (reported in October 2005) as crude oil futures flirted with
$70 a barrel. But the one-year percentage change in core CPI fell back to the same 2% level as a year earlier. Attempting to keep inflation under control, the
Federal Reserve, in eight quarter-point increments, raised its overnight interest rate target two full percentage points to 3.75% by October 2005 from
1.75% in October 2004.

STOCK MARKET REVIEW

Overcoming rising fuel and interest costs, corporate earnings for the S&P 500
Index (through the third quarter of 2005) extended their string of double-digit growth to 12 straight quarters. The S&P 500, a key benchmark for larger-capitalization companies, advanced 8.72% in the fiscal year, trailing its smaller-cap counterparts, the S&P MidCap 400 and SmallCap 600 indices, which gained 17.65% and 15.27%, respectively.

Specifically in the mid-cap space, value stocks outperformed growth stocks by margin of 359 bps (19.50% to 15.91%) as measured by the Russell Midcap Value
Index and the Russell Midcap Growth Index.

ENERGY, TELECOM LEAD WAY

The surge in crude oil prices directly benefited Vista's energy holdings in the
2005 fiscal year. Solid stock selection in that sector, an overweight position in telecommunications services and an overweight position in utilities all made positive contributions to the portfolio's performance.

Energy stocks, led by Southwestern Energy Co., accounted for four of the

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
NII Holdings, Inc.                        4.4%                  3.3%
--------------------------------------------------------------------------------
Cerner Corporation                        3.8%                  0.5%
--------------------------------------------------------------------------------
Omnicare, Inc.                            3.5%                   --
--------------------------------------------------------------------------------
Southwestern
Energy Company                            3.4%                   --
--------------------------------------------------------------------------------
America Movil SA
de CV Series L ADR                        3.0%                   --
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc.                               3.0%                  1.7%
--------------------------------------------------------------------------------
Precision Castparts Corp.                 2.8%                  0.5%
--------------------------------------------------------------------------------
Whole Foods Market, Inc.                  2.6%                   --
--------------------------------------------------------------------------------
Quanta Services, Inc.                     2.3%                   --
--------------------------------------------------------------------------------
Pharmaceutical Product
Development, Inc.                         2.3%                  1.3%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary
  are for Investor Class shares.                                    (continued)

------
22

Vista - Portfolio Commentary

portfolio's top 10 relative performers, and the sector led all others in contributing to Vista's absolute return. Southwestern, whose share price more than tripled to $72.54 in the period, epitomized the impact that rising energy prices had on integrated producers of oil and natural gas.

Investments in two companies with exposure to Latin America's exploding cellular market contributed significantly to Vista's fiscal 2005 gains. Returns from one of those investments, NII Holdings, led all portfolio holdings in relative and absolute performance. NII's shares surged 87% in the 12-month period, typifying the favorable price momentum that Vista's managers require in making a particular investment. NII also fits Vista's two other basic investment tenets:
It's a company with accelerating growth in earnings and revenue, and it's reasonably valued based on multiple metrics.

In utilities, Vista benefited from an investment in TXU Corp., a Texas-based electrical utility whose shares surged 69% during the fund's fiscal year.

HEALTH CARE DIFFICULTIES

Health care stocks contributed to Vista's return on an absolute basis, but an underweight position in that sector hurt the portfolio's relative performance.
Within the sector, stakes in the troubled pharmaceutical industry proved most damaging, as did an overweight position in health care providers.

Vista also suffered from weak relative returns in information technology, particularly in the software industry and especially in the first half of the year. TIBCO Software, a maker of business software, ended the fiscal year as
Vista's biggest relative detractor. TIBCO's shares fell sharply in early March
2005 after the company warned investors of surprisingly weak earnings results, and the company's cloudy outlook caused the portfolio's managers to liquidate their position in the stock.

A slight underweight stake and poor stock selection in the consumer discretionary sector also detracted from Vista's relative performance. An overweight stake in specialty retailers proved detrimental. So did investments in several gaming stocks, two of which became the portfolio's top detractors on an absolute basis.

INVESTMENT PHILOSOPHY

We adhere to an investment process that identifies mid-sized and smaller companies with accelerating growth in earnings and revenue. Ultimately, we believe this selection strategy will produce solid, long-term gains for our investors.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2005
AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------

Health Care Providers
& Services                               18.7%                 16.3%
--------------------------------------------------------------------------------
Wireless Telecommunication
Services                                  9.4%                  3.8%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                7.1%                  7.7%
--------------------------------------------------------------------------------
Software                                  6.1%                  0.3%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment                                 5.3%                   --
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                       10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                            98.5%                 98.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.6%                  2.3%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.1)%                (1.1)%
--------------------------------------------------------------------------------

------
23

Vista - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.5%

AEROSPACE & DEFENSE -- 4.3%
--------------------------------------------------------------------------------
          387,154  Aviall Inc.(1)                                    $   12,215
--------------------------------------------------------------------------------
          568,562  Goodrich Corporation                                  20,508
--------------------------------------------------------------------------------
        1,315,355  Precision Castparts Corp.                             62,295
--------------------------------------------------------------------------------
                                                                         95,018
--------------------------------------------------------------------------------

AIRLINES -- 1.3%
--------------------------------------------------------------------------------
        1,424,203  AirTran Holdings, Inc.(1)                             21,306
--------------------------------------------------------------------------------
          267,598  SkyWest, Inc.                                          7,843
--------------------------------------------------------------------------------
                                                                         29,149
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.5%
--------------------------------------------------------------------------------
          778,179  Protein Design Labs, Inc.(1)                          21,805
--------------------------------------------------------------------------------
          586,538  Viropharma Inc.(1)                                    11,238
--------------------------------------------------------------------------------
                                                                         33,043
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 1.9%
--------------------------------------------------------------------------------
          779,147  Ameritrade Holding Corporation(1)                     16,385
--------------------------------------------------------------------------------
          618,478  E*TRADE Financial Corp.(1)                            11,473
--------------------------------------------------------------------------------
          421,030  Investment Technology Group Inc.(1)                   13,688
--------------------------------------------------------------------------------
                                                                         41,546
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.1%
--------------------------------------------------------------------------------
          583,634  Administaff, Inc.                                     24,699
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.0%
--------------------------------------------------------------------------------
          329,074  Adtran, Inc.                                           9,954
--------------------------------------------------------------------------------
          880,775  Foundry Networks, Inc.(1)                             10,508
--------------------------------------------------------------------------------
        2,104,181  Powerwave Technologies Inc.(1)                        23,588
--------------------------------------------------------------------------------
                                                                         44,050
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 4.0%
--------------------------------------------------------------------------------
          450,765  Electronics for Imaging, Inc.(1)                      11,319
--------------------------------------------------------------------------------
          701,716  Intergraph Corp.(1)                                   33,949
--------------------------------------------------------------------------------
          722,042  SanDisk Corp.(1)                                      42,521
--------------------------------------------------------------------------------
                                                                         87,789
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 3.8%
--------------------------------------------------------------------------------
          757,853  Foster Wheeler Ltd.(1)                                21,432
--------------------------------------------------------------------------------
          176,155  Jacobs Engineering Group Inc.(1)                      11,230
--------------------------------------------------------------------------------
        4,433,878  Quanta Services, Inc.(1)                              50,945
--------------------------------------------------------------------------------
                                                                         83,607
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 2.6%
--------------------------------------------------------------------------------
          878,839  Cemex SA de CV ADR                                    45,761
--------------------------------------------------------------------------------
           96,178  Eagle Materials Inc.                                  10,242
--------------------------------------------------------------------------------
                                                                         56,003
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 1.0%
--------------------------------------------------------------------------------
          404,576  Weight Watchers
                   International, Inc.(1)                                21,269
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 1.2%
--------------------------------------------------------------------------------
          883,083  Nasdaq Stock Market, Inc. (The)(1)                    27,278
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
        1,068,000  Vestas Wind Systems AS ORD(1)                     $   23,130
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.4%
--------------------------------------------------------------------------------
        1,405,368  Agilent Technologies, Inc.(1)                         44,986
--------------------------------------------------------------------------------
          190,310  Itron Inc.(1)                                          8,271
--------------------------------------------------------------------------------
                                                                         53,257
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 7.1%
--------------------------------------------------------------------------------
          513,817  ENSCO International Inc.                              23,425
--------------------------------------------------------------------------------
          817,862  Helmerich & Payne, Inc.                               45,310
--------------------------------------------------------------------------------
        1,048,219  National Oilwell Varco, Inc.(1)                       65,482
--------------------------------------------------------------------------------
           97,756  Tenaris SA ADR                                        10,738
--------------------------------------------------------------------------------
          259,962  Todco Cl A                                            11,633
--------------------------------------------------------------------------------
                                                                        156,588
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 3.1%
--------------------------------------------------------------------------------
          543,000  Aeon Co. Ltd. ORD                                     11,202
--------------------------------------------------------------------------------
          392,961  Whole Foods Market, Inc.                              56,638
--------------------------------------------------------------------------------
                                                                         67,840
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 3.5%
--------------------------------------------------------------------------------
          329,081  Alcon Inc.(1)                                         43,735
--------------------------------------------------------------------------------
          283,590  Arthrocare Corp.(1)                                   10,416
--------------------------------------------------------------------------------
          119,000  Intuitive Surgical Inc.(1)                            10,559
--------------------------------------------------------------------------------
          577,000  Thoratec Corp.(1)                                     11,413
--------------------------------------------------------------------------------
                                                                         76,123
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 18.7%
--------------------------------------------------------------------------------
          343,599  Aetna Inc.                                            30,429
--------------------------------------------------------------------------------
          928,201  Caremark Rx Inc.(1)                                   48,638
--------------------------------------------------------------------------------
          385,218  CIGNA Corp.                                           44,635
--------------------------------------------------------------------------------
          738,496  Coventry Health Care Inc.(1)                          39,871
--------------------------------------------------------------------------------
          638,818  Express Scripts, Inc. Cl A(1)                         48,173
--------------------------------------------------------------------------------
          896,261  Health Net Inc.(1)                                    41,981
--------------------------------------------------------------------------------
          693,973  Humana Inc.(1)                                        30,805
--------------------------------------------------------------------------------
        1,399,561  Omnicare, Inc.                                        75,716
--------------------------------------------------------------------------------
          881,743  Pharmaceutical Product
                   Development, Inc.                                     50,674
--------------------------------------------------------------------------------
                                                                        410,922
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 0.8%
--------------------------------------------------------------------------------
            1,991  Round One Corp. ORD                                    7,855
--------------------------------------------------------------------------------
          164,792  Station Casinos Inc.                                  10,564
--------------------------------------------------------------------------------
                                                                         18,419
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.4%
--------------------------------------------------------------------------------
          876,588  Jarden Corp.(1)                                       29,620
--------------------------------------------------------------------------------

INSURANCE -- 1.0%
--------------------------------------------------------------------------------
          656,000  AON Corp.                                             22,206
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 0.6%
--------------------------------------------------------------------------------
          158,733  Netease.com ADR(1)                                    12,107
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
24

Vista - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

MACHINERY -- 1.0%
--------------------------------------------------------------------------------
          428,452  Manitowoc Co.                                     $   22,798
--------------------------------------------------------------------------------

MEDIA -- 1.5%
--------------------------------------------------------------------------------
               --  KDG Investments Limited
                   Partnership (Acquired 7/7/00-5/15/01,
                   Cost $18,918)(2)                                         412
--------------------------------------------------------------------------------
          828,000  Rogers Communications Inc.
                   Cl B ORD                                              32,641
--------------------------------------------------------------------------------
                                                                         33,053
--------------------------------------------------------------------------------

METALS & MINING -- 1.8%
--------------------------------------------------------------------------------
          388,122  Allegheny Technologies Inc.                           11,143
--------------------------------------------------------------------------------
          602,992  Titanium Metals Corp.(1)                              28,461
--------------------------------------------------------------------------------
                                                                         39,604
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 0.6%
--------------------------------------------------------------------------------
          890,000  Takashimaya Co. Ltd. ORD                              11,889
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 4.7%
--------------------------------------------------------------------------------
          387,154  Peabody Energy Corp.                                  30,260
--------------------------------------------------------------------------------
        1,016,279  Southwestern Energy Company(1)                        73,721
--------------------------------------------------------------------------------
                                                                        103,981
--------------------------------------------------------------------------------

REAL ESTATE -- 1.2%
--------------------------------------------------------------------------------
          791,000  Mitsui Fudosan Co. Ltd. ORD                           12,885
--------------------------------------------------------------------------------
        1,789,000  Tokyu Land Corp. ORD                                  14,132
--------------------------------------------------------------------------------
                                                                         27,017
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 5.3%
--------------------------------------------------------------------------------
          976,595  Advanced Micro Devices, Inc.(1)                       22,677
--------------------------------------------------------------------------------
          316,498  Cymer, Inc.(1)                                        11,030
--------------------------------------------------------------------------------
          768,500  Intersil Corp. Cl A                                   17,491
--------------------------------------------------------------------------------
          953,366  Microsemi Corporation(1)                              22,089
--------------------------------------------------------------------------------
          879,807  National Semiconductor Corp.                          19,910
--------------------------------------------------------------------------------
          421,465  SiRF Technology Holdings, Inc.(1)                     10,870
--------------------------------------------------------------------------------
          372,236  Trident Microsystems, Inc.(1)                         11,264
--------------------------------------------------------------------------------
                                                                        115,331
--------------------------------------------------------------------------------

SOFTWARE -- 6.1%
--------------------------------------------------------------------------------
          268,104  Autodesk, Inc.                                        12,100
--------------------------------------------------------------------------------
          487,402  Business Objects SA ADR(1)                            16,703
--------------------------------------------------------------------------------
          978,531  Cerner Corporation(1)                                 82,637
--------------------------------------------------------------------------------
          712,363  McAfee Inc.(1)                                        21,392
--------------------------------------------------------------------------------
                                                                        132,832
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.5%
--------------------------------------------------------------------------------
          273,911  Chico's FAS, Inc.(1)                              $   10,830
--------------------------------------------------------------------------------
          344,567  Urban Outfitters Inc.(1)                               9,762
--------------------------------------------------------------------------------
          133,000  Yamada Denki Co Ltd. ORD                              11,627
--------------------------------------------------------------------------------
                                                                         32,219
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS -- 1.0%
--------------------------------------------------------------------------------
          198,000  Watsco Inc.                                           11,252
--------------------------------------------------------------------------------
          284,558  WESCO International Inc.(1)                           11,312
--------------------------------------------------------------------------------
                                                                         22,564
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 9.4%
--------------------------------------------------------------------------------
        2,526,178  America Movil SA
                   de CV Series L ADR                                    66,312
--------------------------------------------------------------------------------
        1,871,888  American Tower Corp. Cl A(1)                          44,645
--------------------------------------------------------------------------------
        1,152,750  NII Holdings, Inc.(1)                                 95,585
--------------------------------------------------------------------------------
                                                                        206,542
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,887,142)                                                     2,161,493
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.6%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by
various  U.S. Treasury obligations, 3.375%, 1/15/07,
valued at $31,627), in a joint trading
account at 3.90%, dated 10/31/05,
due 11/1/05 (Delivery value $31,003)                                    31,000
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Treasury obligations, 7.50% -- 8.875%,
11/15/16 -- 8/15/21, valued at $3,475),
in a joint trading account at 3.90%,
dated 10/31/05, due 11/1/05
(Delivery value $3,400)                                                  3,400
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $34,400)                                                          34,400
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.1%
(Cost $1,921,542)                                                    2,195,893
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (0.1)%                                               (2,563)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $2,193,330
================================================================================

See Notes to Financial Statements.                                  (continued)

------
25

Vista - Schedule of Investments

OCTOBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                         ($ IN THOUSANDS)

      Contracts to Sell        Settlement Date       Value     Unrealized Gain (Loss)
-------------------------------------------------------------------------------------
    25,435,332 CAD for USD         11/30/05         $21,535            $285
-------------------------------------------------------------------------------------
   103,329,000 DKK for USD         11/30/05          16,632             220
-------------------------------------------------------------------------------------
     6,893,442 Euro for USD        11/30/05           8,281              50
-------------------------------------------------------------------------------------
     1,947,058 Euro for USD        11/30/05           2,339              29
-------------------------------------------------------------------------------------
     1,741,620 Euro for USD        11/30/05           2,092              27
-------------------------------------------------------------------------------------
 4,134,967,046 JPY for USD         11/30/05          35,656             316
-------------------------------------------------------------------------------------
                                                    $86,535            $927
                                                =====================================

(Value on Settlement Date $87,462)

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
DKK = Danish Krone
JPY = Japanese Yen
ORD = Foreign Ordinary Share
USD = United States Dollar

(1)  Non-income producing.

(2)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2005 was $412 (in thousands), which represented 0.02% of total net assets.

A fair valued security is one which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of
Directors. The aggregate value of fair valued securities at October 31, 2005 was
$412 (in thousands), which is 0.02% of total net assets.

See Notes to Financial Statements.

------
26

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.

                                                                     (continued)

------
27

Shareholder Fee Examples (Unaudited)

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------
                                                                          EXPENSES PAID
                                            BEGINNING         ENDING     DURING PERIOD(1)  ANNUALIZED
                                          ACCOUNT VALUE   ACCOUNT VALUE      5/1/05 -       EXPENSE
                                              5/1/05         10/31/05        10/31/05       RATIO(1)
------------------------------------------------------------------------------------------------------
GROWTH SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------------------
ACTUAL:
------------------------------------------------------------------------------------------------------
Investor Class                                $1,000         $1,060.50         $5.19        1.00%
------------------------------------------------------------------------------------------------------
Institutional Class                           $1,000         $1,061.60         $4.16        0.80%
------------------------------------------------------------------------------------------------------
Advisor Class                                 $1,000         $1,059.10         $6.49        1.25%
------------------------------------------------------------------------------------------------------
C Class                                       $1,000         $1,054.80        $10.36        2.00%
------------------------------------------------------------------------------------------------------
R Class                                       $1,000         $1,057.80         $7.78        1.50%
------------------------------------------------------------------------------------------------------
HYPOTHETICAL:
------------------------------------------------------------------------------------------------------
Investor Class                                $1,000         $1,020.16         $5.09        1.00%
------------------------------------------------------------------------------------------------------
Institutional Class                           $1,000         $1,021.17         $4.08        0.80%
------------------------------------------------------------------------------------------------------
Advisor Class                                 $1,000         $1,018.90         $6.36        1.25%
------------------------------------------------------------------------------------------------------
C Class                                       $1,000         $1,015.12        $10.16        2.00%
------------------------------------------------------------------------------------------------------
R Class                                       $1,000         $1,017.64         $7.63        1.50%
------------------------------------------------------------------------------------------------------
FOCUSED GROWTH SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------------------
ACTUAL:
------------------------------------------------------------------------------------------------------
Investor Class                                $1,000         $1,091.20         $5.27        1.00%
------------------------------------------------------------------------------------------------------
HYPOTHETICAL:
------------------------------------------------------------------------------------------------------
Investor Class                                $1,000         $1,020.16         $5.09        1.00%
------------------------------------------------------------------------------------------------------

(1)  Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

                                                                     (continued)

------
28

Shareholder Fee Examples (Unaudited)

------------------------------------------------------------------------------------------------------
                                                                        EXPENSES PAID
                                        BEGINNING       ENDING        DURING PERIOD(1)     ANNUALIZED
                                      ACCOUNT VALUE  ACCOUNT VALUE        5/1/05 -           EXPENSE
                                         5/1/05        10/31/05           10/31/05          RATIO(1)
------------------------------------------------------------------------------------------------------
HERITAGE SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------------------
ACTUAL:
------------------------------------------------------------------------------------------------------
Investor Class                          $1,000        $1,188.70             $5.52            1.00%
------------------------------------------------------------------------------------------------------
Institutional Class                     $1,000        $1,189.40             $4.41            0.80%
------------------------------------------------------------------------------------------------------
Advisor Class                           $1,000        $1,187.70             $6.89            1.25%
------------------------------------------------------------------------------------------------------
C Class                                 $1,000        $1,183.30            $11.01            2.00%
------------------------------------------------------------------------------------------------------
HYPOTHETICAL:
------------------------------------------------------------------------------------------------------
Investor Class                          $1,000        $1,020.16             $5.09            1.00%
------------------------------------------------------------------------------------------------------
Institutional Class                     $1,000        $1,021.17             $4.08            0.80%
------------------------------------------------------------------------------------------------------
Advisor Class                           $1,000        $1,018.90             $6.36            1.25%
------------------------------------------------------------------------------------------------------
C Class                                 $1,000        $1,015.12            $10.16            2.00%
------------------------------------------------------------------------------------------------------
VISTA SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------------------
ACTUAL:
------------------------------------------------------------------------------------------------------
Investor Class                          $1,000        $1,103.00             $5.30            1.00%
------------------------------------------------------------------------------------------------------
Institutional Class                     $1,000        $1,103.70             $4.24            0.80%
------------------------------------------------------------------------------------------------------
Advisor Class                           $1,000        $1,101.70             $6.62            1.25%
------------------------------------------------------------------------------------------------------
C Class                                 $1,000        $1,096.90            $10.57            2.00%
------------------------------------------------------------------------------------------------------
R Class                                 $1,000          $977.20(2)          $3.82(3)         1.50%
------------------------------------------------------------------------------------------------------
HYPOTHETICAL:
------------------------------------------------------------------------------------------------------
Investor Class                          $1,000        $1,020.16             $5.09            1.00%
------------------------------------------------------------------------------------------------------
Institutional Class                     $1,000        $1,021.17             $4.08            0.80%
------------------------------------------------------------------------------------------------------
Advisor Class                           $1,000        $1,018.90             $6.36            1.25%
------------------------------------------------------------------------------------------------------
C Class                                 $1,000        $1,015.12            $10.16            2.00%
------------------------------------------------------------------------------------------------------
R Class                                 $1,000        $1,017.64(4)          $7.63(4)         1.50%
------------------------------------------------------------------------------------------------------

(1)  Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)  Ending account value based on actual return from July 29, 2005
     (commencement of sale) through October 31, 2005.

(3)  Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 94, the number of days in the period from July 29, 2005
     (commencement of sale) through October 31, 2005, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)  Ending account value and expenses paid during the period assume the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
29

Statement of Assets and Liabilities

OCTOBER 31, 2005
------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                        GROWTH     FOCUSED GROWTH   HERITAGE      VISTA
------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $4,110,258, $11,824, $704,498
and $1,921,542, respectively)               $4,781,242       $12,126      $865,615   $2,195,893
----------------------------------------
Cash                                                --           132         1,858           72
----------------------------------------
Receivable for investments sold                 61,864            --        15,149       91,525
----------------------------------------
Receivable for forward foreign currency
exchange contracts                                 949             5           388          927
----------------------------------------
Receivable for capital shares sold                  63             5           121          110
----------------------------------------
Dividends and interest receivable                2,912             3            26        1,110
------------------------------------------------------------------------------------------------
                                             4,847,030        12,271       883,157    2,289,637
------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------
Disbursements in excess of
demand deposit cash                              6,212            --            --          --
----------------------------------------
Payable for investments purchased               52,073            87        17,632       94,366
----------------------------------------
Payable for forward foreign currency
exchange contracts                                  --            --           129           --
----------------------------------------
Accrued management fees                          3,883             9           712        1,858
----------------------------------------
Distribution fees payable                           19            --             5           42
----------------------------------------
Service fees (and distribution
fees -- R Class) payable                            18            --             4           41
------------------------------------------------------------------------------------------------
                                                62,205            96        18,482       96,307
------------------------------------------------------------------------------------------------

NET ASSETS                                  $4,784,825       $12,175      $864,675   $2,193,330
================================================================================================

See Notes to Financial Statements.                                   (continued)

------
30

Statement of Assets and Liabilities

OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS
EXCEPT PER-SHARE AMOUNTS)                       GROWTH    FOCUSED GROWTH     HERITAGE        VISTA
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)       $5,352,403      $11,780        $700,018      $1,991,374
-----------------------------------------
Undistributed net investment income               20,790           --              --              --
-----------------------------------------
Accumulated undistributed
net realized gain (loss)
on investment and foreign
currency transactions                         (1,260,254)          88           3,281         (73,363)
-----------------------------------------
Net unrealized appreciation
on investments and translation
of assets and liabilities
in foreign currencies                            671,886          307         161,376         275,319
-------------------------------------------------------------------------------------------------------
                                              $4,784,825      $12,175        $864,675      $2,193,330
=======================================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------------------
Net assets                                $4,007,710,366  $12,175,147    $800,631,812  $1,901,716,783
-----------------------------------------
Shares outstanding                           202,422,798    1,156,574      59,414,516     126,886,449
-----------------------------------------
Net asset value per share                         $19.80       $10.53          $13.48          $14.99
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------------------
Net assets                                  $689,983,178          N/A     $43,192,202     $98,439,351
-----------------------------------------
Shares outstanding                            34,541,359          N/A       3,168,620       6,466,493
-----------------------------------------
Net asset value per share                         $19.98          N/A          $13.63          $15.22
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------------------
Net assets                                   $86,302,673          N/A     $19,952,583    $190,635,017
-----------------------------------------
Shares outstanding                             4,418,114          N/A       1,501,882      12,945,793
-----------------------------------------
Net asset value per share                         $19.53          N/A          $13.29          $14.73
-------------------------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------------------
Net assets                                      $779,465          N/A        $898,312      $2,514,902
-----------------------------------------
Shares outstanding                                40,887          N/A          69,602         175,031
-----------------------------------------
Net asset value per share                         $19.06          N/A          $12.91          $14.37
-------------------------------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                       $49,302          N/A             N/A         $24,430
-----------------------------------------
Shares outstanding                                 2,517          N/A             N/A           1,632
-----------------------------------------
Net asset value per share                         $19.59          N/A             N/A          $14.97
--------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
31

Statement of Operations

YEAR ENDED OCTOBER 31, 2005 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                       GROWTH    FOCUSED GROWTH(1)    HERITAGE       VISTA
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
---------------------------------------------------------------------------------------------------
INCOME:
----------------------------------------
Dividends (net of foreign taxes
withheld of $386, $--, $32 and
$67, respectively)                         $ 66,039          $ 36          $  5,549      $ 13,387
----------------------------------------
Interest                                      1,699             4               419         1,397
---------------------------------------------------------------------------------------------------
                                             67,738            40             5,968        14,784
---------------------------------------------------------------------------------------------------

EXPENSES:
----------------------------------------
Management fees                              47,535            40            10,948        19,469
----------------------------------------
Distribution fees:
----------------------------------------
  Advisor Class                                 209            --                42           392
----------------------------------------
  C Class                                         6            --                 7            15
----------------------------------------
Service fees:
----------------------------------------
  Advisor Class                                 209            --                42           392
----------------------------------------
  C Class                                         2            --                 2             5
----------------------------------------
Directors' fees and expenses                     77            --                17            35
----------------------------------------
Other expenses                                   21            --                14            21
---------------------------------------------------------------------------------------------------
                                             48,059            40            11,072        20,329
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                 19,679            --            (5,104)       (5,545)
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
----------------------------------------
Investment transactions                     309,967            89           225,151       175,869
----------------------------------------
Foreign currency transactions                 4,192            (1)              136           459
---------------------------------------------------------------------------------------------------
                                            314,159            88           225,287       176,328
---------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
----------------------------------------
Investments                                  25,824           302            18,141        67,384
----------------------------------------
Translation of assets and liabilities
in foreign currencies                         1,047             5               232           968
---------------------------------------------------------------------------------------------------
                                             26,871           307            18,373        68,352
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)     341,030           395           243,660       244,680
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                  $360,709          $395          $238,556      $239,135
===================================================================================================

(1)  February 28, 2005 (fund inception) through October 31, 2005.

See Notes to Financial Statements.

------
32

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                                 GROWTH           FOCUSED GROWTH
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                2005         2004          2005(1)
---------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------
Net investment income (loss)                 $   19,679    $   (1,976)        $    --
------------------------------------------
Net realized gain (loss)                        314,159       538,878              88
------------------------------------------
Change in net unrealized
appreciation (depreciation)                      26,871      (205,241)            307
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       360,709       331,661             395
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------
From net investment income:
------------------------------------------
  Investor Class                                 (1,613)           --              --
------------------------------------------
  Institutional Class                            (1,650)           --              --
---------------------------------------------------------------------------------------
Decrease in net assets from distributions        (3,263)           --              --
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                (510,824)     (417,621)         11,780
---------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS          (153,378)      (85,960)         12,175

NET ASSETS
---------------------------------------------------------------------------------------
Beginning of period                           4,938,203     5,024,163              --
---------------------------------------------------------------------------------------
End of period                                $4,784,825    $4,938,203         $12,175
=======================================================================================

Undistributed net investment income             $20,790          $182              --
=======================================================================================

(1)  February 28, 2005 (fund inception) through October 31, 2005.

See Notes to Financial Statements.                                  (continued)

------
33

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004
---------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                             HERITAGE                   VISTA
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS            2005          2004         2005        2004
---------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income (loss)              $   (5,104)  $   (5,635)   $   (5,545)  $   (7,007)
---------------------------------------
Net realized gain (loss)                     225,287      103,755       176,328      160,012
---------------------------------------
Change in net unrealized
appreciation (depreciation)                   18,373     (101,497)       68,352      (33,247)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                    238,556       (3,377)      239,135      119,758
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions             (596,469)     (89,270)      384,953      157,574
---------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS       (357,913)     (92,647)      624,088      277,332

NET ASSETS
---------------------------------------------------------------------------------------------
Beginning of period                        1,222,588    1,315,235     1,569,242    1,291,910
---------------------------------------------------------------------------------------------
End of period                             $  864,675   $1,222,588    $2,193,330   $1,569,242
=============================================================================================

See Notes to Financial Statements.

------
34

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Growth Fund (Growth), Focused Growth
Fund (Focused Growth), Heritage Fund (Heritage) and Vista Fund (Vista)
(collectively, the funds) are four funds in a series issued by the corporation.
Growth, Heritage and Vista are diversified under the 1940 Act. Focused Growth is nondiversified and normally limits its investments to a core group of approximately 25-45 common stocks. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Growth and Focused Growth generally invest in larger companies but may purchase companies of any size. Heritage and Vista generally invest in companies that are medium-sized and smaller at the time of purchase.
The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Growth and Vista are authorized to issue the Investor Class, the Institutional Class, the Advisor Class, the C Class and the R Class. Focused
Growth is authorized to issue the Investor Class. Heritage is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the C
Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the Investor Class for Focused
Growth commenced February 28, 2005. Sale of the R Class for Vista commenced
July 29, 2005.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the funds to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

                                                                     (continued)

------
35

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                     (continued)

------
36

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee for Focused
Growth, Heritage and Vista is 1.00%, 0.80%, 0.75%, 1.00% and 1.00%, for the
Investor Class, Institutional Class, Advisor Class, C Class and R Class,
respectively, as applicable.

The annual management fee schedule for each class of Growth is as follows:

                     INVESTOR, C & R        INSTITUTIONAL           ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion         1.000%               0.800%                0.750%
--------------------------------------------------------------------------------
Next $5 billion          0.990%               0.790%                0.740%
--------------------------------------------------------------------------------
Next $5 billion          0.980%               0.780%                0.730%
--------------------------------------------------------------------------------
Next $5 billion          0.970%               0.770%                0.720%
--------------------------------------------------------------------------------
Next $5 billion          0.950%               0.750%                0.700%
--------------------------------------------------------------------------------
Next $5 billion          0.900%               0.700%                0.650%
--------------------------------------------------------------------------------
Over $30 billion         0.800%               0.600%                0.550%
--------------------------------------------------------------------------------

The effective annual management fee for each class of Growth for the year ended
October 31, 2005 was 1.00%, 0.80%, 0.75%, 1.00% and 1.00% for the Investor
Class, Institutional Class, Advisor Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:
--------------------------------------------------------------------------------
                                         ADVISOR                 C
--------------------------------------------------------------------------------
Distribution Fee                          0.25%                0.75%
--------------------------------------------------------------------------------
Service Fee                               0.25%                0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2005, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC (formerly, American Century
Services Corporation).

Growth, Heritage and Vista have a bank line of credit agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC.

                                                                     (continued)

------
37

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2005 (except as noted), were as follows:

--------------------------------------------------------------------------------
                         GROWTH     FOCUSED GROWTH(1)    HERITAGE       VISTA
--------------------------------------------------------------------------------
Purchases              $3,729,446        $17,138        $2,599,289   $5,965,920
--------------------------------------------------------------------------------
Proceeds from sales    $4,286,945        $5,603         $3,197,692   $5,553,875
--------------------------------------------------------------------------------

(1)  February 28, 2005 (fund inception) through October 31, 2005.

For the year ended October 31, 2005, Heritage incurred net realized gains of
$23,823 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------
                                              GROWTH            FOCUSED GROWTH
--------------------------------------------------------------------------------
                                       SHARES      AMOUNT     SHARES    AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                      800,000               300,000
================================================================================
Sold                                    10,990   $ 212,907     1,271   $ 12,943
-----------------------------------
Issued in reinvestment
of distributions                            78       1,548        --         --
-----------------------------------
Redeemed                               (35,261)   (684,014)     (114)    (1,163)
--------------------------------------------------------------------------------
Net increase (decrease)                (24,193)  $(469,559)    1,157   $ 11,780
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                      800,000                   N/A
================================================================================
Sold                                    13,385   $ 241,728
-----------------------------------
Redeemed                               (38,762)   (700,700)
--------------------------------------------------------------------------------
Net increase (decrease)                (25,377)  $(458,972)
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                      150,000                   N/A
================================================================================
Sold                                     3,162   $  61,972
-----------------------------------
Issued in reinvestment
of distributions                            83       1,650
-----------------------------------
Redeemed                                (5,559)   (108,738)
--------------------------------------------------------------------------------
Net increase (decrease)                 (2,314)  $ (45,116)
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                      100,000                   N/A
================================================================================
Sold                                     7,170   $ 130,918
-----------------------------------
Redeemed                                (5,902)   (107,320)
--------------------------------------------------------------------------------
Net increase (decrease)                  1,268   $  23,598
================================================================================

(1)  February 28, 2005 (fund inception) through October 31, 2005 for Focused Growth.

                                                                     (continued)

------
38

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                          GROWTH             FOCUSED GROWTH
--------------------------------------------------------------------------------
                                    SHARES      AMOUNT       SHARES  AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                   210,000                    N/A
================================================================================
Sold                                  1,575    $ 30,169
--------------------------------
Redeemed                             (1,382)    (26,458)
--------------------------------------------------------------------------------
Net increase (decrease)                 193    $  3,711
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                   210,000                    N/A
================================================================================
Sold                                  2,568    $ 45,622
--------------------------------
Redeemed                             (1,558)    (27,851)
--------------------------------------------------------------------------------
Net increase (decrease)               1,010    $ 17,771
================================================================================
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                   100,000                    N/A
================================================================================
Sold                                      9        $159
--------------------------------
Redeemed                                 (3)        (55)
--------------------------------------------------------------------------------
Net increase (decrease)                   6        $104
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                   100,000                    N/A
================================================================================
Sold                                      9       $ 163
--------------------------------
Redeemed                                (11)       (190)
--------------------------------------------------------------------------------

Net increase (decrease)                  (2)      $ (27)
================================================================================
R CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                    50,000                    N/A
================================================================================
Sold                                      3        $ 54
--------------------------------
Redeemed                                 (1)        (18)
--------------------------------------------------------------------------------
Net increase (decrease)                   2        $ 36
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                    50,000                    N/A
================================================================================
Sold                                      1          $9
================================================================================

                                                                     (continued)

------
39

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                      HERITAGE                   VISTA
--------------------------------------------------------------------------------
                                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED               400,000                   800,000
================================================================================
Sold                             11,012     $ 135,331      46,432    $ 667,482
-----------------------------
Redeemed                        (58,227)     (702,050)    (27,449)    (399,867)
--------------------------------------------------------------------------------
Net increase (decrease)         (47,215)    $(566,719)     18,983    $ 267,615
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED               400,000                   800,000
================================================================================
Sold                             18,155     $ 199,799      24,758    $ 327,118
-----------------------------
Redeemed                        (25,325)     (275,696)    (20,434)    (263,057)
--------------------------------------------------------------------------------
Net increase (decrease)          (7,170)    $ (75,897)      4,324    $  64,061
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                40,000                    80,000
================================================================================
Sold                                553      $  6,941       4,660     $ 68,796
-----------------------------
Redeemed                         (2,745)      (37,194)     (1,402)     (20,697)
--------------------------------------------------------------------------------
Net increase (decrease)          (2,192)     $(30,253)      3,258     $ 48,099
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                40,000                    80,000
================================================================================
Sold                                467      $  5,131       1,199     $ 15,861
-----------------------------
Redeemed                         (1,894)      (20,717)       (812)     (10,579)
--------------------------------------------------------------------------------
Net increase (decrease)          (1,427)     $(15,586)        387    $   5,282
================================================================================

                                                                     (continued)

------
40

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                            HERITAGE              VISTA
--------------------------------------------------------------------------------
                                    SHARES       AMOUNT    SHARES      AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                   100,000                210,000
================================================================================
Sold                                    592     $ 7,356     11,360     $161,446
--------------------------------
Redeemed                               (558)     (6,665)    (6,659)     (93,106)
--------------------------------------------------------------------------------
Net increase (decrease)                  34     $   691      4,701     $ 68,340
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                   100,000                210,000
================================================================================
Sold                                    877     $ 9,697      7,687     $ 98,451
--------------------------------
Redeemed                               (688)     (7,510)      (885)     (11,311)
--------------------------------------------------------------------------------
Net increase (decrease)                 189     $ 2,187      6,802     $ 87,140
================================================================================
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                   100,000                 100,000
================================================================================
Sold                                     16       $ 184        124       $1,742
--------------------------------
Redeemed                                (31)       (372)       (62)        (868)
--------------------------------------------------------------------------------
Net increase (decrease)                 (15)      $(188)        62       $  874
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                   100,000                 100,000
================================================================================
Sold                                     28       $ 307        101       $1,300
--------------------------------
Redeemed                                (26)       (281)       (16)        (209)
--------------------------------------------------------------------------------
Net increase (decrease)                   2       $  26         85       $1,091
================================================================================
R CLASS
--------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                       N/A                 60,000
================================================================================
Sold                                                             2          $25
================================================================================

(1)  July 29, 2005 (commencement of sale) through October 31, 2005 for Vista.

                                                                     (continued)

------
41

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

5. BANK LINE OF CREDIT

Growth, Heritage and Vista, along with certain other funds managed by ACIM or
ACGIM, have a $575 million unsecured bank line of credit agreement with JPMCB.
The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2005.

6. RISK FACTORS

Focused Growth is considered nondiversified which may subject the fund to the following risks: a price change in one security may have a greater impact than would be the case if the fund were diversified; the fund's nondiversification could result in high portfolio turnover which could mean increased transaction costs, affecting both the fund's performance and capital gains tax liabilities to investors.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                             GROWTH    FOCUSED GROWTH     HERITAGE     VISTA
--------------------------------------------------------------------------------
                              2005         2005(1)          2005       2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income              $3,263          --              --         --
--------------------------------------------------------------------------------
Long-term capital gains       --             --              --         --
--------------------------------------------------------------------------------

(1)  February 28, 2005 (fund inception) through October 31, 2005.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the funds during the year ended October 31, 2004.

As of October 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

----------------------------------------------------------------------------------------------
                                            GROWTH   FOCUSED GROWTH    HERITAGE      VISTA
----------------------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE
EARNINGS AND TAX COST
----------------------------------------------------------------------------------------------
Federal tax cost of investments           $4,115,611    $11,824        $706,600   $1,924,710
==============================================================================================
Gross tax appreciation of investments       $722,707       $544        $165,576     $311,537
--------------------------------------
Gross tax depreciation of investments        (57,076)      (242)         (6,561)     (40,354)
----------------------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                              $665,631       $302        $159,015     $271,183
==============================================================================================
Net tax appreciation (depreciation)
of derivatives and translation of
assets and liabilities in
foreign currencies                               180         --              69          288

----------------------------------------------------------------------------------------------
Net tax appreciation (depreciation)         $665,811       $302        $159,084     $271,471
==============================================================================================
Undistributed ordinary income                $21,512        $93              --           --
--------------------------------------
Accumulated long-term gains                       --         --          $5,573           --
--------------------------------------
Accumulated capital losses               $(1,254,901)        --              --     $(69,515)
----------------------------------------------------------------------------------------------

                                                                     (continued)

------
42

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

7. FEDERAL TAX INFORMATION (CONTINUED)

The difference between book-basis and tax-basis attributable primarily to the tax deferral of losses on wash sales, return of capital dividends and the The accumulated capital losses listed above repused to offset future realized capital gains for cost and unrealized appreciation (depreciation) is realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                                      2010                      2011
--------------------------------------------------------------------------------
Growth                               $(221,736)             $(1,033,165)
--------------------------------------------------------------------------------
Vista                                 $(69,515)                  --
--------------------------------------------------------------------------------

8. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Growth hereby designates $3,263,444 of qualified dividend income for the fiscal year ended October 31, 2005.

For corporate taxpayers, ordinary income distributions paid by Growth during the fiscal year ended October 31, 2005 of $3,263,444 qualify for the corporate dividends received deduction.

------
43

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------
                                                             INVESTOR CLASS
--------------------------------------------------------------------------------------------
                                             2005      2004     2003      2002      2001
--------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $18.43    $17.26   $14.80    $17.85    $31.09
--------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)             0.08     (0.01)    0.01     (0.01)     --(2)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     1.30      1.18     2.45     (3.04)    (9.66)
--------------------------------------------------------------------------------------------
  Total From Investment Operations            1.38      1.17     2.46     (3.05)    (9.66)
--------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                 (0.01)       --       --        --        --
-----------------------------------------
  From Net Realized Gains                       --        --       --        --     (3.58)
--------------------------------------------------------------------------------------------
  Total Distributions                        (0.01)       --       --        --     (3.58)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $19.80    $18.43   $17.26    $14.80    $17.85
============================================================================================
  TOTAL RETURN(3)                             7.47%     6.78%   16.62%   (17.09)%  (34.14)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.00%     1.00%    1.00%      1.00%     1.00%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.38%   (0.07)%    0.05%    (0.04)%   (0.01)%
-----------------------------------------
Portfolio Turnover Rate                         77%      131%     159%       135%      114%
-----------------------------------------
Net Assets, End of Period (in millions)      $4,008    $4,176   $4,350     $3,951    $5,715
--------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
44

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------
                                                           INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------
                                             2005       2004      2003       2002      2001
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $18.59     $17.38    $14.87     $17.90    $31.15
-----------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)             0.11       0.02      0.04       0.02      0.04
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     1.33       1.19      2.47      (3.05)    (9.65)
-----------------------------------------------------------------------------------------------
  Total From Investment Operations            1.44       1.21      2.51      (3.03)    (9.61)
-----------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                 (0.05)        --        --         --        --
-----------------------------------------
  From Net Realized Gains                       --         --        --         --     (3.64)
-----------------------------------------------------------------------------------------------
  Total Distributions                        (0.05)        --        --         --     (3.64)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $19.98     $18.59    $17.38     $14.87    $17.90
===============================================================================================
  TOTAL RETURN(2)                             7.72%      6.96%    16.88%    (16.93)%  (33.94)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.80%      0.80%      0.80%      0.80%     0.80%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.58%      0.13%      0.25%      0.16%     0.19%
-----------------------------------------
Portfolio Turnover Rate                         77%       131%       159%       135%      114%
-----------------------------------------
Net Assets, End of Period (in thousands)   $689,983   $685,090   $618,569   $455,807   $84,189
-----------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
45

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------
                                                              ADVISOR CLASS
---------------------------------------------------------------------------------------------
                                              2005      2004      2003     2002      2001
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $18.22    $17.11    $14.70   $17.78    $31.01
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)              0.02     (0.06)    (0.03)   (0.05)    (0.06)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.29      1.17      2.44    (3.03)    (9.66)
---------------------------------------------------------------------------------------------
  Total From Investment Operations             1.31      1.11      2.41    (3.08)    (9.72)
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                        --        --        --       --     (3.51)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $19.53    $18.22    $17.11   $14.70    $17.78
=============================================================================================
  TOTAL RETURN(2)                              7.19%     6.49%    16.39%  (17.32)%  (34.40)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.25%     1.25%     1.25%     1.25%     1.25%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.13%   (0.32)%   (0.20)%   (0.29)%   (0.26)%
-----------------------------------------
Portfolio Turnover Rate                          77%      131%      159%      135%      114%
-----------------------------------------
Net Assets, End of Period (in thousands)     $86,303   $76,962   $55,010   $32,530   $25,272
---------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
46

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------
                                                               C CLASS
------------------------------------------------------------------------------------
                                              2005      2004     2003      2002(1)
------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $17.91    $16.95   $14.66     $19.38
------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)             (0.12)    (0.19)   (0.15)     (0.16)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.27      1.15     2.44      (4.56)
------------------------------------------------------------------------------------
  Total From Investment Operations             1.15      0.96     2.29      (4.72)
------------------------------------------------------------------------------------
Net Asset Value, End of Period               $19.06    $17.91   $16.95     $14.66
====================================================================================
  TOTAL RETURN(3)                              6.42%     5.66%   15.62%    (24.36)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          2.00%     2.00%    2.00%    2.00%(4)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.62)%   (1.07)%  (0.95)%  (0.99)%(4)
-----------------------------------------
Portfolio Turnover Rate                          77%      131%     159%     135%(5)
-----------------------------------------
Net Assets, End of Period (in thousands)        $779      $632     $623        $482
------------------------------------------------------------------------------------

(1)  November 28, 2001 (commencement of sale) through October 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
47

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                             R CLASS
--------------------------------------------------------------------------------
                                                    2005     2004       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $18.32   $17.25      $16.56
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                   (0.07)   (0.13)      (0.02)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)            1.34     1.20        0.71
--------------------------------------------------------------------------------
  Total From Investment Operations                   1.27     1.07        0.69
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $19.59   $18.32      $17.25
================================================================================
  TOTAL RETURN(3)                                    6.93%    6.20%       4.17%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                1.50%    1.50%    1.50%(4)
--------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              (0.12)%  (0.57)%  (0.58)%(4)
-----------------------------------------
Portfolio Turnover Rate                                77%     131%     159%(5)
-----------------------------------------
Net Assets, End of Period (in thousands)               $49      $12          $3
--------------------------------------------------------------------------------

(1)  August 29, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences becuause of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
48

Focused Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
--------------------------------------------------------------------------------
                                                                      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------
  Net Investment Income (Loss)(2)                                       --(3)
-----------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               0.53
--------------------------------------------------------------------------------
  Total From Investment Operations                                      0.53
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $10.53
================================================================================
  TOTAL RETURN(4)                                                       5.30%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    1.00%(5)
-----------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          0.00%(5)
-----------------------------------------------------------
Portfolio Turnover Rate                                                   95%
-----------------------------------------------------------
Net Assets, End of Period (in thousands)                              $12,175
--------------------------------------------------------------------------------

(1)  February 28, 2005 (fund inception) through October 31, 2005.

(2)  Computed using average shares outstanding during the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements.

------
49

Heritage - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------
                                                              INVESTOR CLASS
---------------------------------------------------------------------------------------------
                                               2005     2004       2003    2002      2001
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $10.76   $10.78     $9.11   $10.13    $19.10
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)              (0.06)   (0.05)    (0.04)   (0.04)     --(2)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)       2.78     0.03      1.71    (0.98)    (5.33)
---------------------------------------------------------------------------------------------
  Total From Investment Operations              2.72    (0.02)     1.67    (1.02)    (5.33)
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                         --       --        --       --     (3.64)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.48   $10.76    $10.78    $9.11    $10.13
=============================================================================================
  TOTAL RETURN(3)                              25.16%   (0.09)%   18.33%  (10.07)%  (33.08)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.00%     1.00%    1.00%     1.00%     1.00%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         (0.46)%   (0.44)%  (0.39)%   (0.37)%   (0.02)%
-----------------------------------------
Portfolio Turnover Rate                          236%      264%     129%      128%      152%
-----------------------------------------
Net Assets, End of Period (in millions)          $801    $1,148   $1,227    $1,010    $1,206
---------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
50

Heritage - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------
                                             2005      2004       2003     2002      2001
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.87    $10.86     $9.17    $10.17    $19.14
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)            (0.03)    (0.03)    (0.01)    (0.02)     --(2)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     2.79      0.04      1.70     (0.98)    (5.30)
---------------------------------------------------------------------------------------------
  Total From Investment Operations            2.76      0.01      1.69     (1.00)    (5.30)
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                       --        --        --        --     (3.67)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $13.63    $10.87    $10.86     $9.17    $10.17
=============================================================================================
  TOTAL RETURN(3)                            25.39%     0.09%    18.43%    (9.83)%  (32.84)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.80%     0.80%     0.80%      0.80%     0.80%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.26)%   (0.24)%   (0.19)%    (0.17)%     0.18%
-----------------------------------------
Portfolio Turnover Rate                        236%      264%      129%       128%      152%
-----------------------------------------
Net Assets, End of Period (in thousands)    $43,192   $58,259   $73,735   $152,256   $79,882
---------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
51

Heritage - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
----------------------------------------------------------------------------------------------------
                                                2005       2004        2003     2002       2001
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.64     $10.68      $9.05    $10.09     $19.05
----------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)               (0.09)     (0.07)     (0.06)    (0.06)     (0.04)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)        2.74       0.03       1.69     (0.98)     (5.32)
----------------------------------------------------------------------------------------------------
  Total From Investment Operations               2.65      (0.04)      1.63     (1.04)     (5.36)
----------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                          --         --         --        --      (3.60)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $13.29     $10.64     $10.68     $9.05     $10.09
====================================================================================================
  TOTAL RETURN(2)                               24.91%     (0.37)%    18.01%   (10.31)%   (33.30)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            1.25%       1.25%     1.25%      1.25%      1.25%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          (0.71)%     (0.69)%   (0.64)%    (0.62)%    (0.27)%
-----------------------------------------
Portfolio Turnover Rate                           236%        264%      129%       128%       152%
-----------------------------------------
Net Assets, End of Period (in thousands)       $19,953     $15,623   $13,668     $3,737     $2,146
----------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
52

Heritage - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------------
                                                                     C CLASS
---------------------------------------------------------------------------------------------------
                                                  2005     2004      2003     2002      2001(1)
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $10.41   $10.54     $8.99   $10.10     $12.43
---------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)                 (0.17)   (0.15)    (0.13)   (0.13)     (0.06)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)          2.67     0.02      1.68    (0.98)     (2.27)
---------------------------------------------------------------------------------------------------
  Total From Investment Operations                 2.50    (0.13)     1.55    (1.11)     (2.33)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $12.91   $10.41    $10.54    $8.99      $10.10
===================================================================================================
  TOTAL RETURN(3)                                 24.02%   (1.23)%   17.24%  (10.99)%    (18.74)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                              2.00%     2.00%    2.00%     2.00%    2.00%(4)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                            (1.46)%   (1.44)%  (1.39)%   (1.37)%  (1.50)%(4)
-------------------------------------------
Portfolio Turnover Rate                             236%      264%     129%      128%     152%(5)
-------------------------------------------
Net Assets, End of Period (in thousands)            $898      $889     $872      $146          $3
---------------------------------------------------------------------------------------------------

(1)  June 26, 2001 (commencement of sale) through October 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
53

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
----------------------------------------------------------------------------------------------
                                                             INVESTOR CLASS
----------------------------------------------------------------------------------------------
                                              2005      2004       2003     2002      2001
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $13.14    $11.97      $9.25   $10.62    $24.37
----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             (0.04)    (0.06)     (0.06)   (0.04)    (0.04)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.89      1.23       2.78    (1.33)    (7.38)
----------------------------------------------------------------------------------------------
  Total From Investment Operations             1.85      1.17       2.72    (1.37)    (7.42)
----------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                        --        --         --       --     (6.33)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $14.99    $13.14     $11.97    $9.25    $10.62
==============================================================================================
  TOTAL RETURN(2)                             14.08%     9.77%     29.41%  (12.90)%  (37.48)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.00%     1.00%     1.00%      1.00%     1.00%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.26)%   (0.48)%   (0.57)%    (0.34)%   (0.31)%
------------------------------------------
Portfolio Turnover Rate                         284%      255%      280%       293%      290%
------------------------------------------
Net Assets, End of Period (in millions)       $1,902    $1,418    $1,240       $966    $1,222
----------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
54

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------
                                             2005      2004      2003     2002       2001
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $13.32    $12.11     $9.34   $10.70     $24.50
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)            (0.01)    (0.04)    (0.03)   (0.02)     (0.02)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     1.91      1.25      2.80    (1.34)     (7.41)
---------------------------------------------------------------------------------------------
  Total From Investment Operations            1.90      1.21      2.77    (1.36)     (7.43)
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                       --        --        --       --      (6.37)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $15.22    $13.32    $12.11    $9.34     $10.70
=============================================================================================
  TOTAL RETURN(2)                            14.26%     9.99%    29.66%  (12.71)%   (37.31)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.80%     0.80%     0.80%     0.80%      0.80%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.06)%   (0.28)%   (0.37)%   (0.14)%    (0.11)%
-----------------------------------------
Portfolio Turnover Rate                        284%      255%      280%      293%       290%
-----------------------------------------
Net Assets, End of Period (in thousands)    $98,439   $42,747   $34,177   $37,743    $46,069
---------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
55

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
----------------------------------------------------------------------------------------------
                                                             ADVISOR CLASS
----------------------------------------------------------------------------------------------
                                              2005      2004      2003      2002      2001
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.95    $11.82     $9.15    $10.53    $24.24
----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             (0.08)    (0.11)    (0.08)    (0.06)    (0.08)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.86      1.24      2.75     (1.32)    (7.35)
----------------------------------------------------------------------------------------------
  Total From Investment Operations             1.78      1.13      2.67     (1.38)    (7.43)
----------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                        --        --        --        --     (6.28)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $14.73    $12.95    $11.82     $9.15    $10.53
==============================================================================================
  TOTAL RETURN(2)                             13.75%     9.56%    29.18%   (13.11)%  (37.76)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.25%     1.25%     1.25%      1.25%     1.25%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.51)%   (0.73)%   (0.82)%    (0.59)%   (0.56)%
------------------------------------------
Portfolio Turnover Rate                         284%      255%      280%       293%      290%
------------------------------------------
Net Assets, End of Period (in thousands)    $190,635  $106,750   $17,060    $11,333   $13,315
----------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
56

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------
                                                                C CLASS
-----------------------------------------------------------------------------------------------
                                                2005     2004     2003     2002       2001(1)
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $12.73   $11.71    $9.12   $10.59      $12.07
-----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)               (0.18)   (0.19)   (0.16)   (0.15)      (0.06)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        1.82     1.21     2.75    (1.32)      (1.42)
-----------------------------------------------------------------------------------------------
  Total From Investment Operations               1.64     1.02     2.59    (1.47)      (1.48)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $14.37   $12.73   $11.71    $9.12      $10.59
===============================================================================================
  TOTAL RETURN(3)                               12.88%    8.71%   28.40%  (13.88)%    (12.26)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            2.00%    2.00%    2.00%     2.00%    2.00%(4)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          (1.26)%  (1.48)%  (1.57)%   (1.34)%  (1.77)%(4)
------------------------------------------
Portfolio Turnover Rate                           284%     255%     280%      293%     290%(5)
------------------------------------------
Net Assets, End of Period (in thousands)        $2,515   $1,439     $333      $110          $4
-----------------------------------------------------------------------------------------------

(1)  July 18, 2001 (commencement of sale) through October 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
57

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $15.32
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------
  Net Investment Income (Loss)(2)                                       (0.04)
-----------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.31)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.35)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $14.97
================================================================================
  TOTAL RETURN(3)                                                       (2.28)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.50%(4)
-----------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.92)%(4)
-----------------------------------------------------------
Portfolio Turnover Rate                                                 284%(5)
-----------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $24
--------------------------------------------------------------------------------

(1)  July 29, 2005 (commencement of sale) through October 31, 2005.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
58

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Fund, Focused Growth Fund, Heritage
Fund, and Vista Fund (collectively the "Funds"), four of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2005, and the
related statements of operations for the period then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of October 31, 2005, the results of their operations for the period then ended, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 9, 2005

------
59

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 24
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                  (continued)

------
60

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 10
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, American Italian Pasta Company
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
LENGTH OF TIME SERVED (YEARS): 46
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
LENGTH OF TIME SERVED (YEARS): 14
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chief Executive
Officer, ACC (June 1996 to September 2000); Chairman, ACS LLC and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                     (continued)

------
61

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September 2000); Also serves as: Chief
Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries;
Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM, ACGIM, ACS LLC and
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
LENGTH OF TIME SERVED (YEARS): 4 and less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
62

Approval of Management Agreements for Growth, Heritage and Vista

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors and its committees oversee and evaluate at quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services and feedback, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also hold special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "Independent 15(c) Providers") concerning Growth, Heritage and Vista
(collectively, the "funds") and the services provided to the funds under the management agreement. The information included, but was not limited to:

*    the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the funds to the cost of owning similar funds;

*    data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and two special meetings to review and discuss the information provided by the advisor and the Independent 15(c) Providers and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private

                                                                     (continued)

------
63

Approval of Management Agreements for Growth, Heritage and Vista

session to review and discuss the information provided and evaluate the advisor's performance as manager of the funds.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
Independent 15(c) Providers, and its independent counsel and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

*    fund construction and design

*    portfolio security selection

*    initial capitalization/funding

*    securities trading

*    custody of fund assets

*    daily valuation of the funds' portfolios

*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*    legal services

*    regulatory and portfolio compliance

*    financial reporting

*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objective and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the funds. If performance concerns are identified, the Directors discuss with the advisor and

                                                                     (continued)

------
64

Approval of Management Agreements for Growth, Heritage and Vista

its portfolio managers the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
Annually, the Directors review detailed performance information, as provided by the Independent 15(c) Providers, comparing the funds' performance with that of similar funds not managed by the advisor. Growth's and Vista's performance was above the median of their peer groups for both one and three year periods during part of the past year. Heritage's performance fell below the median of its peer group for both one and three year periods during the past year. The Directors discussed the funds' performance with the advisor and were satisfied with the efforts being undertaken by the advisor. The Directors will continue to monitor those efforts and the performance of the funds.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure with precision, particularly on a fund-by-fund basis. This analysis is further complicated by the fact that the advisor is required to make a

                                                                     (continued)

------
65

Approval of Management Agreements for Growth, Heritage and Vista

continuing reinvestment in the business to provide additional content and services for fund shareholders. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various services to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing any economies of scale through a competitive fee structure, through breakpoints that reduce fees as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to the funds' shareholders was below the median of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or

                                                                     (continued)

------
66

Approval of Management Agreements for Growth, Heritage and Vista

shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are modest in comparison to the funds and that, in any event, the addition of such other assets to the assets of the funds that use substantially the same investment management team and strategy to determine whether breakpoints have been achieved captures for the shareholders a portion of any benefit that exists by accelerating fee reductions as breakpoints are reached at lower fund asset levels.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and the
Independent 15(c) Providers concluded (i) that the Advisor's investment management agreement with Heritage and Vista is fair and reasonable in light of the services provided and should be renewed and (ii) negotiated changes to the breakpoint schedule used to calculate the management fee of Growth. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2005, will accelerate management fee reductions at lower asset levels than under the existing structure. Following these negotiations with the advisor, the Directors concluded that the investment management agreement between Growth and the advisor, amended as described above, is fair and reasonable in light of the services provided and should be renewed.

------
67

Share Class Information

Five classes of shares are authorized for sale by Growth and Vista: Investor
Class, Institutional Class, Advisor Class, C Class, and R Class. Focused Growth
offers the Investor Class. Four classes of shares are authorized for sale by
Heritage: Investor Class, Institutional Class, Advisor Class, and C Class. The
total expense ratio of Institutional Class shares is lower than that of Investor
Class shares. The total expense ratios of Advisor, C, and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
68

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

                                                                     (continued)

------
69

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
70

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Focused Growth. It combines two widely known indices, the S&P 500 Index and the Russell 1000 Growth Index,
which are both weighted at 50%.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
71

Notes

------
72

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

The American Century Investments logo,      American Century Investment
American Century and American               Services, Inc., Distributor
Century Investments are service
marks of American Century                   (c)2005 American Century Proprietary
Proprietary Holdings, Inc.                  Holdings, Inc.  All rights reserved.

0512
SH-ANN-46794S

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

OCTOBER 31, 2005

Giftrust(reg.sm) Fund

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Giftrust fund for the year ended October 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Giftrust - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                  --------------------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE       INCEPTION
                     1 YEAR      5 YEARS     10 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------
GIFTRUST             25.13%    -11.68%(1)    0.65%(1)    11.88%(1)    11/25/83
--------------------------------------------------------------------------------
RUSSELL MIDCAP
GROWTH INDEX(2)      15.91%     -3.71%       9.05%         N/A(3)         --
--------------------------------------------------------------------------------

(1) Returns would have been lower if management fees had not been waived from
    2/1/04 to 7/31/04.

(2) (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper Inc. - A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
    Lipper.

(3) Benchmark began 12/31/85.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-------------------------------------------------------------------------------------------------
                 1996    1997    1998    1999    2000    2001     2002     2003    2004     2005
-------------------------------------------------------------------------------------------------
Giftrust         9.72%   1.95%  -31.55% 59.05%  63.10%  -56.36%  -15.38%  18.18%  -1.64%*  25.13%
-------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index    17.95%  24.61%   2.43%  37.66%  38.67%  -42.78%  -17.61%  39.30%   8.77%   15.91%
-------------------------------------------------------------------------------------------------

*Returns would have been lower, along with the ending value, if management fees had not been waived from 2/1/04 to 7/31/04.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

Giftrust - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE GIFTRUST INVESTMENT TEAM: KURT STALZER AND DAVID ROSE

Giftrust gained 25.13% during the 12 months ending October 31, 2005, outperforming the Russell Midcap Growth Index, which rose only 15.91%.

The average return of the fund's Mid-Cap Growth peers tracked by Morningstar was
14.09% for the 12-month period. The average return of the peer group over the five-year and ten-year periods ending October 31, 2005, was -3.56% and 8.05%, respectively.

SECOND HALF SURGE

Overcoming concerns about rising fuel and interest costs, the U.S. economy grew at a moderate rate during the fiscal year. The annualized rate of GDP growth ranged from 3.3% to 4.3%. Additionally, corporate earnings for the S&P 500 Index through the third quarter of 2005 extended their string of double-digit growth to 12 straight quarters.

However, it was a tale of two markets as stocks struggled in the first half of the fiscal year under the specter of rising commodity prices and short-term interest rates. But after faltering in April, stocks managed to regain their footing. For instance, the Russell Midcap Growth Index was up only 4.07% for the first six months covered by this report, then gained 11.37% in the final half of the period.

TELECOM LEADS ADVANCE

Giftrust's strongest performance compared to the benchmark came from investments in the telecommunications sector. Wireless companies exposed to the flourishing
Latin American market, such as NII Holdings and America Movil, were top contributors.

Investments in the health care providers and services industry also boosted returns. Health insurer Aetna was a standout performer. The managed-care company's profit rose and it raised its 2005 earnings and membership forecasts based in part on higher-than-expected increases in new health-plan members and low medical cost ratios.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
NII Holdings, Inc.                          7.2%                  4.7%
--------------------------------------------------------------------------------
National Oilwell Varco, Inc.                4.7%                  3.8%
--------------------------------------------------------------------------------
America Movil SA de CV
Series L ADR                                3.3%                  2.8%
--------------------------------------------------------------------------------
Southwestern
Energy Company                              3.0%                   --
--------------------------------------------------------------------------------
Precision Castparts Corp.                   2.9%                   --
--------------------------------------------------------------------------------
Aetna Inc.                                  2.9%                  3.4%
--------------------------------------------------------------------------------
Caremark Rx Inc.                            2.9%                  1.9%
--------------------------------------------------------------------------------
Apple Computer, Inc.                        2.7%                  1.8%
--------------------------------------------------------------------------------
Wal-Mart de Mexico
SA de CV, Series V ORD                      2.3%                  0.4%
--------------------------------------------------------------------------------
Station Casinos Inc.                        2.2%                  2.2%
--------------------------------------------------------------------------------

(continued)

------
3

Giftrust - Portfolio Commentary

However, not all was positive in the health care sector. The portfolio's top detractor to returns during the period was biopharmaceutical company Elan. Its share price declined on the unexpected withdrawal from the market of its new potential blockbuster drug, Tysabri. The stock was sold.

Giftrust booked gains from holdings in the consumer discretionary sector. In particular, homebuilding stocks, such as Toll Brothers, prospered amid robust housing demand earlier in the year. The portfolio's stake in the company was sold at a profit before its share price deteriorated.

ENERGY BOLSTERS RETURNS

High oil and commodity prices boosted the fortunes of many companies associated with the energy sector. Giftrust's energy holdings were top contributors to absolute performance and to returns compared to the benchmark. Among the winners was oil-services company National Oilwell Varco, which saw profit soar along with demand for its drilling equipment.

Similarly, engineering and construction firm Chiyoda Corp. benefited from increased orders for liquefied natural gas and gas petrochemical plants, and
Giftrust's investment in Chiyoda generated a total return of approximately 128%.

On the other hand, high fuel costs as well as bad weather and the cancellation of a cruise plagued Royal Caribbean Cruises, one of the world's largest cruise companies. Moreover, Giftrust's investments in the materials sector suffered from uncertainty over commodity prices and demand. Chemical company Huntsman was among the detractors. Both stocks were removed from the portfolio.

OUR COMMITMENT

The Giftrust team remains committed to American Century's growth investment approach that has been in place for more than thirty years. They will continue to look for mid-sized and smaller companies with earnings and revenues that are growing at an accelerating rate.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2005

--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Health Care Providers
& Services                                  12.7%                 10.6%
--------------------------------------------------------------------------------
Wireless  Telecommunication
Services                                    11.2%                  8.0%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                   9.5%                 11.1%
--------------------------------------------------------------------------------
Aerospace & Defense                          6.7%                  5.0%
--------------------------------------------------------------------------------
Oil, Gas
& Consumable Fuels                           4.9%                  2.5%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                              100.1%                 99.1%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                 --(1)                  0.4%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(2)                         (0.1)%                  0.5%
--------------------------------------------------------------------------------

(1) Category is less than 0.05% of total net assets.

(2) Includes collateral received for securities lending and other assets and liabilities.

------
4

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
5

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------
                                                                EXPENSES PAID
                                   BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                                  ACCOUNT VALUE  ACCOUNT VALUE     5/1/05 -       EXPENSE
                                     5/1/05        10/31/05        10/31/05       RATIO*
------------------------------------------------------------------------------------------
GIFTRUST SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------
Actual                               $1,000       $1,186.00         $5.51          1.00%
------------------------------------------------------------------------------------------
Hypothetical                         $1,000       $1,020.16         $5.09          1.00%
------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
6

Giftrust - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 100.1%

AEROSPACE & DEFENSE -- 6.7%
--------------------------------------------------------------------------------
     287,710  Goodrich Corporation                               $   10,378
--------------------------------------------------------------------------------
     151,900  L-3 Communications
              Holdings, Inc.(1)                                      11,821
--------------------------------------------------------------------------------
     568,500  Precision Castparts Corp.                              26,924
--------------------------------------------------------------------------------
     292,994  Rockwell Collins                                       13,425
--------------------------------------------------------------------------------
                                                                     62,548
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 2.7%
--------------------------------------------------------------------------------
     197,762  Forward Air Corp.(1)                                    7,011
--------------------------------------------------------------------------------
     116,400  Ryder System, Inc.                                      4,618
--------------------------------------------------------------------------------
     153,408  UTI Worldwide Inc.(1)                                  13,122
--------------------------------------------------------------------------------
                                                                     24,751
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.2%
--------------------------------------------------------------------------------
     122,800  Gentex Corp.(1)                                         2,311
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.5%
--------------------------------------------------------------------------------
      97,500  Gilead Sciences, Inc.(2)                                4,607
--------------------------------------------------------------------------------
     253,500  Protein Design Labs, Inc.(2)                            7,103
--------------------------------------------------------------------------------
      86,341  Techne Corp.(1)(2)                                      4,681
--------------------------------------------------------------------------------
      86,700  United Therapeutics Corp.(1)(2)                         6,404
--------------------------------------------------------------------------------
                                                                     22,795
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 1.3%
--------------------------------------------------------------------------------
      65,900  Federated Investors Inc.                                2,307
--------------------------------------------------------------------------------
      93,000  Legg Mason, Inc.                                        9,980
--------------------------------------------------------------------------------
                                                                     12,287
--------------------------------------------------------------------------------

CHEMICALS -- 1.2%
--------------------------------------------------------------------------------
     180,000  Monsanto Co.                                           11,342
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
--------------------------------------------------------------------------------
      72,500  Administaff, Inc.(1)                                    3,068
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.5%
--------------------------------------------------------------------------------
     117,000  Comtech
              Telecommunications Corp.(1)(2)                          4,488
--------------------------------------------------------------------------------
      94,100  Comverse Technology, Inc.(2)                            2,362
--------------------------------------------------------------------------------
     812,500  Corning Inc.(2)                                        16,323
--------------------------------------------------------------------------------
                                                                     23,173
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.9%
--------------------------------------------------------------------------------
     440,500  Apple Computer, Inc.(2)                                25,369
--------------------------------------------------------------------------------
     204,500  Electronics for Imaging, Inc.(1)(2)                     5,135
--------------------------------------------------------------------------------
     108,500  Intergraph Corp.(1)(2)                                  5,249
--------------------------------------------------------------------------------
                                                                     35,753
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 4.3%
--------------------------------------------------------------------------------
     432,038  Chicago Bridge & Iron
              Company New York Shares                                 9,634
--------------------------------------------------------------------------------
     939,000  Chiyoda Corporation ORD                                16,103
--------------------------------------------------------------------------------
     217,500  Foster Wheeler Ltd.(1)(2)                               6,151
--------------------------------------------------------------------------------
      80,400  Granite Construction Inc.(1)                            2,742
--------------------------------------------------------------------------------
      75,700  Jacobs Engineering Group Inc.(1)(2)                     4,826
--------------------------------------------------------------------------------
                                                                     39,456
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 1.8%
--------------------------------------------------------------------------------
     314,266  Cemex SA de CV ADR                                 $   16,364
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 0.8%
--------------------------------------------------------------------------------
     149,300  Weight Watchers
              International, Inc.(1)(2)                               7,849
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.3%
--------------------------------------------------------------------------------
     559,500  Vestas Wind Systems AS ORD(2)                          12,117
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 9.5%
--------------------------------------------------------------------------------
     189,500  Aker Kvaerner ASA ORD(2)                                9,847
--------------------------------------------------------------------------------
     310,900  BJ Services Co.                                        10,804
--------------------------------------------------------------------------------
     130,257  Cooper Cameron Corp.(2)                                 9,604
--------------------------------------------------------------------------------
     696,496  National Oilwell Varco, Inc.(2)                        43,509
--------------------------------------------------------------------------------
     166,000  Technip SA ORD                                          8,954
--------------------------------------------------------------------------------
     125,361  Todco Cl A                                              5,610
--------------------------------------------------------------------------------
                                                                     88,328
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.3%
--------------------------------------------------------------------------------
   4,299,358  Wal-Mart de Mexico
              SA de CV, Series V ORD                                 20,918
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.8%
--------------------------------------------------------------------------------
      94,600  Cooper Companies, Inc. (The)(1)                         6,512
--------------------------------------------------------------------------------
     131,082  Dade Behring Holdings Inc.                              4,720
--------------------------------------------------------------------------------
      48,000  Haemonetics Corporation(2)                              2,326
--------------------------------------------------------------------------------
      25,194  Intuitive Surgical Inc.(1)(2)                           2,235
--------------------------------------------------------------------------------
     476,000  ResMed Inc.(1)(2)                                      18,151
--------------------------------------------------------------------------------
     121,200  Respironics, Inc.(2)                                    4,347
--------------------------------------------------------------------------------
     134,300  Varian Medical Systems, Inc.(2)                         6,119
--------------------------------------------------------------------------------
                                                                     44,410
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 12.7%
--------------------------------------------------------------------------------
     302,322  Aetna Inc.                                             26,774
--------------------------------------------------------------------------------
     510,000  Caremark Rx Inc.(2)                                    26,724
--------------------------------------------------------------------------------
     315,011  Covance Inc.(2)                                        15,325
--------------------------------------------------------------------------------
     308,608  Coventry Health Care Inc.(2)                           16,662
--------------------------------------------------------------------------------
     363,571  Omnicare, Inc.(1)                                      19,669
--------------------------------------------------------------------------------
     122,229  Pharmaceutical Product
              Development, Inc.                                       7,025
--------------------------------------------------------------------------------
     129,786  SFBC International, Inc.(1)(2)                          5,534
--------------------------------------------------------------------------------
                                                                    117,713
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 3.8%
--------------------------------------------------------------------------------
     336,000  Scientific Games Corp. Cl A(1)(2)                      10,067
--------------------------------------------------------------------------------
      78,500  Starwood Hotels & Resorts
              Worldwide, Inc.                                         4,587
--------------------------------------------------------------------------------
     319,500  Station Casinos Inc.                                   20,479
--------------------------------------------------------------------------------
                                                                     35,133
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 2.1%
--------------------------------------------------------------------------------
   1,658,000  Corporacion GEO, SA de CV,
              Series B ORD(2)                                         5,117
--------------------------------------------------------------------------------
     139,155  Harman International
              Industries Inc.                                        13,896
--------------------------------------------------------------------------------
                                                                     19,013
--------------------------------------------------------------------------------

See Notes to Financial Statements.                     (continued)

------
7

Giftrust - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

INSURANCE -- 3.7%
--------------------------------------------------------------------------------
      89,300  Ace, Ltd.                                          $    4,653
--------------------------------------------------------------------------------
     191,200  AON Corp.                                               6,472
--------------------------------------------------------------------------------
     374,067  HCC Insurance Holdings, Inc.                           11,222
--------------------------------------------------------------------------------
     233,200  MetLife, Inc.                                          11,522
--------------------------------------------------------------------------------
                                                                     33,869
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 0.5%
--------------------------------------------------------------------------------
     151,500  NutriSystem, Inc.(1)(2)                                 4,540
--------------------------------------------------------------------------------

IT SERVICES -- 0.7%
--------------------------------------------------------------------------------
     116,200  Alliance Data Systems Corp.(2)                          4,132
--------------------------------------------------------------------------------
      69,500  Satyam Computer
              Services Ltd. ADR                                       2,376
--------------------------------------------------------------------------------
                                                                      6,508
--------------------------------------------------------------------------------

MACHINERY -- 2.5%
--------------------------------------------------------------------------------
      63,600  ITT Industries, Inc.                                    6,462
--------------------------------------------------------------------------------
      86,055  JLG Industries Inc.(1)                                  3,301
--------------------------------------------------------------------------------
      97,414  Joy Global Inc.                                         4,468
--------------------------------------------------------------------------------
     168,872  Manitowoc Co.(1)                                        8,986
--------------------------------------------------------------------------------
                                                                     23,217
--------------------------------------------------------------------------------

MEDIA -- 1.5%
--------------------------------------------------------------------------------
     352,000  Rogers Communications Inc.
              Cl B ORD                                               13,876
--------------------------------------------------------------------------------

METALS & MINING -- 0.7%
--------------------------------------------------------------------------------
      55,000  Phelps Dodge Corp.                                      6,626
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.0%
--------------------------------------------------------------------------------
     727,000  Takashimaya Co. Ltd. ORD                                9,711
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 4.9%
--------------------------------------------------------------------------------
      93,500  EOG Resources Inc.                                      6,337
--------------------------------------------------------------------------------
      56,000  Foundation Coal Holdings, Inc.(1)                       2,100
--------------------------------------------------------------------------------
      84,000  Peabody Energy Corp.(1)                                 6,565
--------------------------------------------------------------------------------
     380,300  Southwestern Energy Company(2)                         27,588
--------------------------------------------------------------------------------
      68,764  XTO Energy Inc.                                         2,988
--------------------------------------------------------------------------------
                                                                     45,578
--------------------------------------------------------------------------------

SEMICONDUCTORS
& SEMICONDUCTOR EQUIPMENT -- 2.9%
--------------------------------------------------------------------------------
     693,625  Cypress Semiconductor Corp.(1)(2)                       9,433
--------------------------------------------------------------------------------
     463,430  Intersil Corp. Cl A(1)                                 10,548
--------------------------------------------------------------------------------
     192,500  Microsemi Corporation(1)(2)                             4,460
--------------------------------------------------------------------------------
      62,183  Varian Semiconductor
              Equipment Associates, Inc.(1)(2)                        2,352
--------------------------------------------------------------------------------
                                                                     26,793
--------------------------------------------------------------------------------

SOFTWARE -- 2.5%
--------------------------------------------------------------------------------
     111,000  Adobe Systems Inc.                                      3,580
--------------------------------------------------------------------------------
     189,000  Autodesk, Inc.                                          8,530
--------------------------------------------------------------------------------
      26,800  Business Objects SA ADR(2)                                918
--------------------------------------------------------------------------------
     207,500  McAfee Inc.(2)                                          6,231
--------------------------------------------------------------------------------
      61,000  MicroStrategy Inc.(1)(2)                                4,325
--------------------------------------------------------------------------------
                                                                     23,584
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.4%
--------------------------------------------------------------------------------
     116,100  Chico's FAS, Inc.(1)(2)                            $    4,591
--------------------------------------------------------------------------------
      43,610  Nitori Co. Ltd. ORD                                     3,299
--------------------------------------------------------------------------------
     359,500  Tiffany & Co.(1)                                       14,164
--------------------------------------------------------------------------------
                                                                     22,054
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
--------------------------------------------------------------------------------
     164,500  Polo Ralph Lauren Corp.                                 8,093
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 11.2%
--------------------------------------------------------------------------------
   1,159,000  America Movil
              SA de CV Series L ADR                                  30,424
--------------------------------------------------------------------------------
     288,000  American Tower Corp. Cl A(2)                            6,869
--------------------------------------------------------------------------------
     806,692  NII Holdings, Inc.(2)                                  66,890
--------------------------------------------------------------------------------
                                                                    104,183
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $765,722)                                                     927,961
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(3)

Repurchase Agreement, Credit Suisse First
Boston Corp., (collateralized by various U.S.
Treasury obligations, 3.375%, 2/15/08,
valued at $306), in a joint trading account
at 3.90%, dated 10/31/05, due 11/1/05
(Delivery value $300)
(Cost $300)                                                             300
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(4) -- 12.4%

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent),
4.05%, dated 10/31/05, due 11/1/05
(Delivery value $4,724)                                               4,723
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent),
4.06%, dated 10/31/05, due 11/1/05
(Delivery value $110,012)                                           110,000
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $114,723)                                                     114,723
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 112.5%
(Cost $880,745)                                                   1,042,984
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (12.5)%                           (115,945)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                       $  927,039
================================================================================

See Notes to Financial Statements.                                  (continued)

------
8

Giftrust - Schedule of Investments

OCTOBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                         ($ IN THOUSANDS)
      Contracts to Sell        Settlement Date    Value     Unrealized Gain(Loss)
---------------------------------------------------------------------------------
      8,317,760 CAD for USD       11/30/05       $  7,042          $  93
---------------------------------------------------------------------------------
     36,087,750 DKK for USD       11/30/05          5,809             77
---------------------------------------------------------------------------------
      1,735,385 Euro for USD      11/30/05          2,085             25
---------------------------------------------------------------------------------
        882,989 Euro for USD      11/30/05          1,061             14
---------------------------------------------------------------------------------
        987,145 Euro for USD      11/30/05          1,186             15
---------------------------------------------------------------------------------
  1,644,020,950 JPY for USD       11/30/05         14,176            140
---------------------------------------------------------------------------------
    139,115,724 MXN for USD       11/30/05         12,840           (143)
---------------------------------------------------------------------------------
     31,125,375 NOK for USD       11/30/05          4,791             53
---------------------------------------------------------------------------------
                                                 $ 48,990          $ 274
                                                =================================

(Value on Settlement Date $49,264)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future
 -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
DKK = Danish Krone
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of October 31, 2005.

(2) Non-income producing.

(3) Category is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 4 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
9

Statement of Assets and Liabilities

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $766,022) -
including $114,983 of securities loaned                              $  928,261
------------------------------------------------------------------
Investments made with cash collateral received
for securities on loan, at value
(cost of $114,723)                                                      114,723
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $880,745)              1,042,984
------------------------------------------------------------------
Receivable for investments sold                                          17,760
------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts                  417
------------------------------------------------------------------
Dividends and interest receivable                                            28
--------------------------------------------------------------------------------
                                                                      1,061,189
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received on securities loaned                    114,723
------------------------------------------------------------------
Disbursements in excess of demand deposit cash                            2,726
------------------------------------------------------------------
Payable for investments purchased                                        15,774
------------------------------------------------------------------
Payable for forward foreign currency exchange contracts                     143
------------------------------------------------------------------
Accrued management fees                                                     784
--------------------------------------------------------------------------------
                                                                        134,150
--------------------------------------------------------------------------------

NET ASSETS                                                           $  927,039
================================================================================

CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                              200,000
================================================================================
Outstanding                                                              53,638
================================================================================

NET ASSET VALUE PER SHARE                                                $17.28
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $1,178,946
------------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                      (414,420)
------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies             162,513
--------------------------------------------------------------------------------
                                                                     $  927,039
================================================================================

See Notes to Financial Statements.

------
10

Statement of Operations

YEAR ENDED OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $25)                       $  4,126
--------------------------------------------------------------------
Securities lending                                                          624
--------------------------------------------------------------------
Interest                                                                    198
--------------------------------------------------------------------------------
                                                                          4,948
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                           9,174
--------------------------------------------------------------------
Directors' fees and expenses                                                 14
--------------------------------------------------------------------
Other expenses                                                                9
--------------------------------------------------------------------------------
                                                                          9,197
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             (4,249)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment and foreign currency
transactions                                                            149,744
--------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                                        58,896
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 208,640
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $204,391
================================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2005       2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                             $  (4,249)   $   (769)
-------------------------------------------------------
Net realized gain (loss)                                   149,744      42,726
-------------------------------------------------------
Change in net unrealized appreciation (depreciation)        58,896     (56,297)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                            204,391     (14,340)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                                   11,226      13,366
-------------------------------------------------------
Payments for shares redeemed                              (153,289)    (30,236)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital
share transactions                                        (142,063)    (16,870)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                       62,328     (31,210)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                        864,711     895,921
--------------------------------------------------------------------------------
End of period                                            $ 927,039    $864,711
================================================================================

TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                           720         950
-------------------------------------------------------
Redeemed                                                    (9,693)     (2,159)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the fund               (8,973)     (1,209)
================================================================================

See Notes to Financial Statements.

------
12

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of medium- and small-sized companies. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

(continued)

------
13

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
14

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund is 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC (formerly American Century Services Corporation).

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2005, were $2,028,749 and $2,170,085, respectively.

4. SECURITIES LENDING

As of October 31, 2005, securities in the fund valued at $114,983 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$114,723. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $575 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the year ended October 31,
2005.

(continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

6. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2005 and October 31, 2004.

As of October 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                       $882,517
================================================================================
Gross tax appreciation of investments                                 $167,764
------------------------------------------------------------------
Gross tax depreciation of investments                                   (7,297)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                    $160,467
================================================================================
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies                  76
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                   $160,543
================================================================================
Undistributed ordinary income                                            --
------------------------------------------------------------------
Accumulated capital losses                                           $(412,450)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

---------------------------------------
      2009         2010        2011
---------------------------------------
   $(267,748)   $(138,462)   $(6,240)
---------------------------------------

------
16

Giftrust - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                                      2005       2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $13.81     $14.04      $11.88      $14.04      $43.71
-------------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Income (Loss)                       (0.08)     (0.01)(1)   (0.07)(1)   (0.06)(1)   (0.02)(1)
--------------------------------------------------
  Net Realized and Unrealized Gain (Loss)             3.55      (0.22)       2.23       (2.10)     (21.07)
-------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                    3.47      (0.23)       2.16       (2.16)     (21.09)
-------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------
  From Net Realized Gains                              --         --          --          --        (8.58)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $17.28     $13.81      $14.04      $11.88      $14.04
=============================================================================================================
  TOTAL RETURN(2)                                    25.13%     (1.64)%     18.18%     (15.38)%    (56.36)%

-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets     1.00%    0.49%(3)      1.00%        1.00%       1.00%
--------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                               (0.46)%  (0.09)%(3)    (0.55)%      (0.42)%     (0.11)%
--------------------------------------------------
Portfolio Turnover Rate                                223%        260%       140%         140%        196%
--------------------------------------------------
Net Assets, End of Period (in millions)                $927        $865       $896         $756        $880
-------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(3) During a portion of the year ended October 31, 2004, the investment advisor voluntarily agreed to waive its management fee. The waiver was in effect from February 1, 2004 through July 31, 2004. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been
    1.00% and (0.60)%, respectively.

See Notes to Financial Statements.

------
17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2005,
and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Giftrust Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 9, 2005

------
18

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 24

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
19

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 10

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, American Italian Pasta Company
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

LENGTH OF TIME SERVED (YEARS): 46

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

LENGTH OF TIME SERVED (YEARS): 14

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chief Executive
Officer, ACC (June 1996 to September 2000); Chairman, ACS LLC and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
20

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September 2000); Also serves as: Chief
Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries;
Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM, ACGIM, ACS LLC and
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 4 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
21

Approval of Management Agreement for Giftrust

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also holds special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Giftrust (the "fund") and the services provided to such fund under the management agreement. The information included, but was not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning similar funds;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the fund.

(continued)

------
22

Approval of Management Agreement for Giftrust

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with that of similar funds not managed by the advisor. The fund's performance fell below the median of its peer group for both one and three year periods during

(continued)

------
23

Approval of Management Agreement for Giftrust

the past year. The Directors discussed the fund's performance with the advisor and were satisfied with the efforts being undertaken by the advisor. The
Directors will continue to monitor those efforts and the performance of the fund.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

(continued)

------
24

Approval of Management Agreement for Giftrust

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a 15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund was significantly below the median of the total expense ratio of its Peer Group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment management team

(continued)

------
25

Approval of Management Agreement for Giftrust

to determine whether the fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
26

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL MIDCAP(reg.sm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.sm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
27

Notes

------
28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
                                                                COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0512
SH-ANN-46790S

American Century Investment Services, Inc., Distributor

(c)2005 American Century Proprietary Holdings, Inc. All rights reserved.

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

OCTOBER 31, 2005

Select Fund
Capital Growth Fund
Fundamental Equity Fund
New Opportunities II Fund

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SELECT

CAPITAL GROWTH

FUNDAMENTAL EQUITY

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Select, Capital
Growth, Fundamental Equity and New Opportunities II funds for the year ended
October 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
April 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Select - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                  --------------------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE      INCEPTION
                        1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           6.67%     -5.38%      7.26%      13.69%      6/30/71(1)
--------------------------------------------------------------------------------
S&P 500 INDEX(2)         8.72%     -1.74%      9.34%      11.13%        --
--------------------------------------------------------------------------------
Institutional Class      6.87%     -5.17%       --         5.53%      3/13/97
--------------------------------------------------------------------------------
Advisor Class            6.39%     -5.64%       --         2.83%       8/8/97
--------------------------------------------------------------------------------
A Class                                                               1/31/03
   No sales charge*      6.38%       --         --        10.88%(3)
   With sales charge*    0.27%       --         --         8.53%(3)
--------------------------------------------------------------------------------
B Class                                                               1/31/03
   No sales charge*      5.58%       --         --        10.06%(3)
   With sales charge*    1.58%       --         --         9.14%(3)
--------------------------------------------------------------------------------
C Class                  5.58%       --         --        10.09%(3)   1/31/03
--------------------------------------------------------------------------------
R Class                   --         --         --        -3.50%(4)   7/29/05
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(2) (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper Inc. -- A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
    Lipper.

(3) Class returns would have been lower if service and distribution fees had not been waived from 2/1/03 to 3/11/03, 2/1/03 to 2/11/03, and 2/1/03 to
    3/11/03 for the A, B, and C Class shares, respectively.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
2

Select - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
---------------------------------------------------------------------------------------------
                 1996    1997    1998    1999   2000    2001     2002     2003   2004   2005
---------------------------------------------------------------------------------------------
Investor Class  19.76%  27.89%  22.96%  31.22%  7.64%  -28.93%  -17.11%  17.11%  3.05%  6.67%
---------------------------------------------------------------------------------------------
S&P 500 Index   24.10%  32.11%  21.99%  25.67%  6.09%  -24.90%  -15.11%  20.80%  9.42%  8.72%
---------------------------------------------------------------------------------------------

[4
Stars]
4-Star Overall Morningstar Rating(reg.tm)
as of October 31, 2005
(RATED AGAINST 1,117 LARGE-CAP GROWTH FUNDS)

Overall Morningstar Ratings(reg.tm)are based on risk adjusted returns and reflects the weighted average of the fund's 3-year, 5-year, and 10-year rankings, as applicable.

For each fund with at least a three-year history, Morningstar calculates a
Morningstar Rating(reg.tm) based on a Morningstar Risk-Adjusted Return measure that account for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)
The Overall Morningstar Rating(reg.tm) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(reg.tm) metrics. Select was rated against the following numbers of U.S.-domiciled large-cap growth funds over the following time periods: 1,117 funds in the last three years, 850 funds in the last five years, and 280 funds in the last ten years. With respect to these large-cap funds, Select received a Morningstar Rating(reg.tm) of 2 stars, 4 stars and 4 stars for the three-, five- and ten-year periods, respectively. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and redemption sales may be more or less than original cost.

The Morningstar Ratings are for Investor Class shares only; other classes may have different performance characteristics.

------
3

Select - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE SELECT INVESTMENT TEAM: JOHN SYKORA AND KEITH LEE.

American Century Select advanced 6.67%* in the fiscal year ended October 31,
2005, compared with the 8.72% return of its benchmark, the Standard & Poor's 500
Index. Select's performance also trailed the 8.81% return of the Russell 1000
Growth Index**.

Select received a 4-Star Overall Morningstar Rating(reg.tm) and has returned an average of 13.69% on an annual basis since its inception June 30, 1971 (see previous page for historical Morningstar rating).

ECONOMIC REVIEW

The U.S. economy (as measured by gross domestic product -- GDP) grew at a moderate rate during the fiscal year. The annualized "real" rate of GDP growth
(factoring out inflation) ranged from 3.3% to 4.3%.

Energy costs jumped 35% in the Consumer Price Index (CPI) for the year ended
September 30, 2005 (reported in October 2005) as crude oil futures flirted with
$70 a barrel. But the one-year percentage change in the core CPI (excluding food and energy prices) fell to the same 2% level as a year earlier. Attempting to keep inflation under control, the Federal Reserve, in eight quarter-point increments, raised its overnight interest rate target two full percentage points to 3.75% by October 2005 from 1.75% in October 2004.

STOCK MARKET REVIEW

Overcoming rising fuel and interest costs, corporate earnings for the S&P 500
(through the third quarter of 2005) extended their string of double-digit growth to 12 straight quarters. Still, the S&P 500's fiscal-year return trailed its smaller-cap counterparts, the S&P MidCap 400 and SmallCap 600 indices, which gained 17.65% and 15.27%, respectively.

The energy sector advanced 33.78% in the 12-month period and contributed more than any sector to the S&P 500's gain. Conversely, the consumer discretionary sector (-0.87%) led all sectors in detracting from the index's performance. As a group, large-cap growth stocks trailed large-cap value issues, as the Russell
1000 Value Index gained 11.87%, 306 bps more than the 8.81% return of the
Russell 1000 Growth.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
UnitedHealth
Group Incorporated                          4.1%                  3.5%
--------------------------------------------------------------------------------
American International
Group, Inc.                                 4.0%                  3.2%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                       4.0%                  3.3%
--------------------------------------------------------------------------------
Weight Watchers
International, Inc.                         4.0%                  2.7%
--------------------------------------------------------------------------------
Microsoft Corporation                       3.8%                  3.6%
--------------------------------------------------------------------------------
Johnson & Johnson                           3.7%                  3.1%
--------------------------------------------------------------------------------
Amgen Inc.                                  3.1%                  2.3%
--------------------------------------------------------------------------------
SLM Corporation                             3.1%                  2.3%
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd. ADR                         3.0%                  2.6%
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                   2.9%                  1.6%
--------------------------------------------------------------------------------

*All fund returns and ratings referenced in this commentary are for Investor
 Class shares.

**The Russell 1000 Growth Index returned (7.93)% and 6.78% for the 5- and
  10-year periods ended October 31, 2005.                            (continued)

------
4

Select - Portfolio Commentary

HEALTHY RETURNS

UnitedHealth Group, Select's largest average weighting and largest average individual overweight position during the fiscal year, also ranked as the portfolio's best relative and absolute performer. The health care sector, as a whole, led all others in contributing to Select's relative and absolute performance, and it provided more than half the portfolio's absolute return.

An overweight position in information technology, an underweight position in telecommunications services and solid stock selection in both of those sectors also helped Select's relative performance.

Meanwhile, Weight Watchers International, a top-five portfolio holding and its second-biggest average individual overweight, ranked as its second-leading contributor. The company's share price soared 46% during the 12-month period as dieting trends shifted in its favor.

ENERGY'S CROSSHAIRS

Select's process generally causes it to avoid sectors in which companies don't earn a rate of return high enough to justify their cost of capital.
Historically, the energy and utility industries fit that description, yet substantial underweights in those two sectors -- especially energy -- damaged
Select's relative return considerably in fiscal 2005.

At the same time, a considerable overweight in the consumer discretionary sector yielded additional relative underperformance for the portfolio. Within the sector, Four Seasons Hotels hurt both relative and absolute performance;
Select's managers vastly reduced their stake in the company throughout the year.

Stock selection in consumer staples also diminished relative and absolute returns, and two of the portfolio's four leading individual detractors came from the personal products industry in that sector.

Apollo Group, operator of the University of Phoenix and other higher education options for working adults, ranked among Select's top five detractors. The company's stock fell 5% in the 12-month period, mostly after a September 2005 earnings warning spooked investors.

COMMITMENT TO INVESTMENT PHILOSOPHY

We continue seeking great companies with attractive risk/reward characteristics that appear capable of sustaining long-term growth in earnings and revenue. We believe this strategy offers our investors the best potential for long-term investment rewards.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Pharmaceuticals                             9.7%                  11.2%
--------------------------------------------------------------------------------
Insurance                                   7.9%                   7.3%
--------------------------------------------------------------------------------
Diversified
Consumer Services                           6.5%                    --
--------------------------------------------------------------------------------
Software                                    5.9%                   5.9%
--------------------------------------------------------------------------------
Internet & Catalog Retail                   5.4%                   3.8%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                               98.2%                 97.6%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  1.8%                  2.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                          --(2)                  0.2%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

(2) Category is less than 0.05% of total net assets.

------
5

Select - Schedule of Investments

OCTOBER 31, 2005

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.2%

AIR FREIGHT & LOGISTICS -- 0.5%
--------------------------------------------------------------------------------
      270,000  United Parcel
               Service, Inc. Cl B                                $   19,693,801
--------------------------------------------------------------------------------

AUTOMOBILES -- 1.0%
--------------------------------------------------------------------------------
      714,000  Harley-Davidson, Inc.                                 35,364,420
--------------------------------------------------------------------------------

BEVERAGES -- 4.0%
--------------------------------------------------------------------------------
      725,000  Anheuser-Busch
               Companies, Inc.                                       29,913,500
--------------------------------------------------------------------------------
      860,000  Coca-Cola Company (The)                               36,790,800
--------------------------------------------------------------------------------
      830,000  Diageo plc ORD                                        12,268,718
--------------------------------------------------------------------------------
    1,087,300  PepsiCo, Inc.                                         64,237,684
--------------------------------------------------------------------------------
                                                                    143,210,702
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 3.1%
--------------------------------------------------------------------------------
    1,506,200  Amgen Inc.(1)                                        114,109,712
--------------------------------------------------------------------------------

COMMERCIAL SERVICES
& SUPPLIES -- 4.0%
--------------------------------------------------------------------------------
    3,567,379  Aramark Corp. Cl B(2)                                 90,682,774
--------------------------------------------------------------------------------
    1,012,000  Cintas Corp.                                          41,056,840
--------------------------------------------------------------------------------
      260,000  CoStar Group, Inc.(1)(2)                              12,467,000
--------------------------------------------------------------------------------
                                                                    144,206,614
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.0%
--------------------------------------------------------------------------------
    2,610,000  Cisco Systems Inc.(1)                                 45,544,500
--------------------------------------------------------------------------------
      655,000  QUALCOMM Inc.                                         26,042,800
--------------------------------------------------------------------------------
                                                                     71,587,300
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.6%
--------------------------------------------------------------------------------
    1,785,100  Dell Inc.(1)                                          56,908,988
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 3.1%
--------------------------------------------------------------------------------
    1,990,000  SLM Corporation                                      110,504,700
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER
SERVICES -- 6.5%
--------------------------------------------------------------------------------
    1,440,000  Apollo Group Inc. Cl A(1)                             90,748,800
--------------------------------------------------------------------------------
    2,710,000  Weight Watchers
               International, Inc.(1)(2)                            142,464,700
--------------------------------------------------------------------------------
                                                                    233,213,500
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL
SERVICES -- 1.7%
--------------------------------------------------------------------------------
    1,373,966  Citigroup Inc.                                        62,900,163
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 4.0%
--------------------------------------------------------------------------------
    3,030,000  Wal-Mart Stores, Inc.                                143,349,300
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
      153,481  Nestle SA ORD                                         45,744,104
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT  & SUPPLIES -- 5.0%
--------------------------------------------------------------------------------
    1,210,000  Boston Scientific Corp.(1)                        $   30,395,200
--------------------------------------------------------------------------------
    1,420,100  Medtronic, Inc.                                       80,462,866
--------------------------------------------------------------------------------
      575,000  Stryker Corp.                                         23,615,250
--------------------------------------------------------------------------------
      295,000  Varian Medical Systems, Inc.(1)                       13,440,200
--------------------------------------------------------------------------------
      490,000  Zimmer Holdings Inc.(1)                               31,247,300
--------------------------------------------------------------------------------
                                                                    179,160,816
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES -- 4.1%
--------------------------------------------------------------------------------
    2,565,000  UnitedHealth Group
               Incorporated                                         148,487,850
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 3.8%
--------------------------------------------------------------------------------
    1,300,000  Carnival Corporation                                  64,571,000
--------------------------------------------------------------------------------
      110,000  Cheesecake Factory Inc.(1)                             3,775,200
--------------------------------------------------------------------------------
      310,888  Four Seasons Hotels Inc.(2)                           16,672,923
--------------------------------------------------------------------------------
    1,845,000  International Game
               Technology                                            48,874,050
--------------------------------------------------------------------------------
       90,000  PF Chang's China
               Bistro, Inc.(1)                                        4,116,600
--------------------------------------------------------------------------------
                                                                    138,009,773
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.7%
--------------------------------------------------------------------------------
      465,000  Koninklijke Royal Philips
               Electronics N.V.
               New York Shares                                       12,164,400
--------------------------------------------------------------------------------
    1,940,000  Koninklijke Royal Philips
               Electronics N.V. ORD                                  50,727,139
--------------------------------------------------------------------------------
                                                                     62,891,539
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 3.2%
--------------------------------------------------------------------------------
      185,000  Colgate-Palmolive Co.                                  9,797,600
--------------------------------------------------------------------------------
    1,895,225  Procter & Gamble Co. (The)                           106,113,648
--------------------------------------------------------------------------------
                                                                    115,911,248
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 4.6%
--------------------------------------------------------------------------------
      615,000  3M Co.                                                46,727,700
--------------------------------------------------------------------------------
    1,925,700  General Electric Co.                                  65,300,487
--------------------------------------------------------------------------------
    2,005,000  Tyco International Ltd.                               52,911,950
--------------------------------------------------------------------------------
                                                                    164,940,137
--------------------------------------------------------------------------------

INSURANCE -- 7.9%
--------------------------------------------------------------------------------
       85,000  Ambac Financial Group, Inc.                            6,025,650
--------------------------------------------------------------------------------
    2,249,625  American International
               Group, Inc.                                          145,775,700
--------------------------------------------------------------------------------
          786  Berkshire Hathaway Inc. Cl A(1)                       67,517,400
--------------------------------------------------------------------------------
       23,560  Berkshire Hathaway Inc. Cl B(1)                       66,321,400
--------------------------------------------------------------------------------
                                                                    285,640,150
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 5.4%
--------------------------------------------------------------------------------
      810,000  Amazon.com, Inc.(1)                                   32,302,800
--------------------------------------------------------------------------------
    2,590,000  eBay Inc.(1)                                         102,564,000
--------------------------------------------------------------------------------
    1,066,980  Expedia Inc.(1)(2)                                    20,048,554
--------------------------------------------------------------------------------
    1,556,980  IAC/InterActiveCorp(1)(2)                             39,858,688
--------------------------------------------------------------------------------
                                                                    194,774,042
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Select - Schedule of Investments

OCTOBER 31, 2005

Shares                                                               Value
--------------------------------------------------------------------------------

INTERNET SOFTWARE  & SERVICES -- 1.0%
--------------------------------------------------------------------------------
      945,000  Yahoo! Inc.(1)                                    $   34,936,650
--------------------------------------------------------------------------------

IT SERVICES -- 4.6%
--------------------------------------------------------------------------------
    2,065,000  First Data Corp.                                      83,529,250
--------------------------------------------------------------------------------
      385,000  Iron Mountain
               Incorporated(1)(2)                                    15,015,000
--------------------------------------------------------------------------------
    1,690,000  Paychex, Inc.                                         65,504,400
--------------------------------------------------------------------------------
                                                                    164,048,650
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 0.1%
--------------------------------------------------------------------------------
       75,000  Exxon Mobil Corp.                                      4,210,500
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 2.2%
--------------------------------------------------------------------------------
    2,115,000  Avon Products, Inc.                                   57,083,850
--------------------------------------------------------------------------------
      647,000  Estee Lauder
               Companies, Inc. Cl A                                  21,460,990
--------------------------------------------------------------------------------
                                                                     78,544,840
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 9.7%
--------------------------------------------------------------------------------
      503,400  Eli Lilly and Company                                 25,064,286
--------------------------------------------------------------------------------
      528,000  Forest Laboratories, Inc. Cl A(1)                     20,016,480
--------------------------------------------------------------------------------
    2,137,400  Johnson & Johnson                                    133,843,989
--------------------------------------------------------------------------------
      455,721  Novartis AG ORD                                       24,529,844
--------------------------------------------------------------------------------
    1,670,275  Pfizer, Inc.                                          36,311,779
--------------------------------------------------------------------------------
    2,845,000  Teva Pharmaceutical
               Industries Ltd. ADR                                  108,451,400
--------------------------------------------------------------------------------
                                                                    348,217,778
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 2.4%
--------------------------------------------------------------------------------
      275,000  Analog Devices, Inc.                                   9,564,500
--------------------------------------------------------------------------------
    1,845,000  Applied Materials, Inc.                               30,221,100
--------------------------------------------------------------------------------
    1,095,000  Linear Technology Corp.                               36,364,950
--------------------------------------------------------------------------------
      360,000  Xilinx, Inc.(2)                                        8,622,000
--------------------------------------------------------------------------------
                                                                     84,772,550
--------------------------------------------------------------------------------

SOFTWARE -- 5.9%
--------------------------------------------------------------------------------
      235,000  Electronic Arts Inc.(1)                               13,366,800
--------------------------------------------------------------------------------
      610,000  Intuit Inc.(1)                                        28,017,300
--------------------------------------------------------------------------------
    5,327,800  Microsoft Corporation                                136,924,460
--------------------------------------------------------------------------------
    1,280,000  Oracle Corp.(1)                                       16,230,400
--------------------------------------------------------------------------------
      755,000  Symantec Corp.(1)                                     18,006,750
--------------------------------------------------------------------------------
                                                                    212,545,710
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.8%
--------------------------------------------------------------------------------
    1,610,000  Cabela's Inc.(1)(2)                                   26,404,000
--------------------------------------------------------------------------------
      685,100  Home Depot, Inc.                                      28,116,504
--------------------------------------------------------------------------------
      165,200  Lowe's Companies, Inc.                                10,039,204
--------------------------------------------------------------------------------
                                                                     64,559,708
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE -- 1.1%
--------------------------------------------------------------------------------
    3,274,466  China Merchants Holdings
               International Co. Ltd. ORD                        $    6,357,284
--------------------------------------------------------------------------------
   27,310,000  Hopewell Highway
               Infrastructure Ltd. ORD                               17,615,150
--------------------------------------------------------------------------------
   25,564,000  Zhejiang Expressway
               Co. Ltd. ORD                                          15,169,850
--------------------------------------------------------------------------------
                                                                     39,142,284
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 0.9%
--------------------------------------------------------------------------------
    1,451,289  Sprint Nextel Corp.                                   33,829,547
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,991,039,600)                                             3,535,417,076
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.8%

Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by
various  U.S. Treasury obligations,
4.25%, 10/31/07,  valued at $65,371,988),
in a joint trading  account at 3.90%,
dated 10/31/05,  due 11/1/05
(Delivery value $64,106,944)
(Cost $64,100,000)                                                   64,100,000
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(3) -- 5.5%

REPURCHASE AGREEMENTS -- 5.5%
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 4.05%,
dated 10/31/05, due 11/1/05
(Delivery Value $3,918,382)                                           3,917,941
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 4.06%,
dated 10/31/05, due 11/1/05
(Delivery value $195,021,992)                                       195,000,000
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $198,917,941)                                                 198,917,941
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 105.5%
(Cost $3,254,057,541)                                             3,798,435,017
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (5.5)%                                         (197,861,119)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                       $3,600,573,898
================================================================================

See Notes to Financial Statements.                                  (continued)

------
7

Select - Schedule of Investments

OCTOBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

   Contracts to Sell        Settlement Date        Value       Unrealized Gain (Loss)
-------------------------------------------------------------------------------------
  88,859,749 CHF for USD       11/30/05         $ 69,147,390          $  710,293
-------------------------------------------------------------------------------------
  10,143,484 Euro for USD      11/30/05           12,185,015             154,686
-------------------------------------------------------------------------------------
  11,339,986 Euro for USD      11/30/05           13,622,332             168,700
-------------------------------------------------------------------------------------
  19,935,530 Euro for USD      11/30/05           23,947,860             286,463
-------------------------------------------------------------------------------------
   2,988,831 GBP for USD       11/30/05            5,289,263              37,956
-------------------------------------------------------------------------------------
   3,833,769 GBP for USD       11/30/05            6,784,529              50,948
-------------------------------------------------------------------------------------
                                                $130,976,389          $1,409,046
                                              =======================================

(Value on Settlement Date $132,385,435)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future
 -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
GBP = British Pound
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2005.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
8

Capital Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                              --------------
                                              AVERAGE ANNUAL
                                                 RETURNS
--------------------------------------------------------------------------------
                                                  SINCE        INCEPTION
                                  1 YEAR         INCEPTION       DATE
--------------------------------------------------------------------------------
A CLASS                                                         2/27/04
   No sales charge*                7.08%           3.48%
   With sales charge*              0.95%          -0.11%
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)       8.81%           2.83%          --
--------------------------------------------------------------------------------
Investor Class                      --            -1.85%(2)     7/29/05
--------------------------------------------------------------------------------
Institutional Class                 --            -1.76%(2)     7/29/05
--------------------------------------------------------------------------------
B Class                                                         2/27/04
   No sales charge*                6.30%           2.72%
   With sales charge*              2.30%           0.36%
--------------------------------------------------------------------------------
C Class                            6.30%           2.72%        2/27/04
--------------------------------------------------------------------------------
R Class                             --            -1.94%(2)     7/29/05
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper Inc. -- A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
9

Capital Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made February 27, 2004

*From 2/27/04, the A Class's inception date. Not annualized. Capital Growth A
 Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Capital Growth - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE CAPITAL GROWTH INVESTMENT TEAM: PRESCOTT LEGARD AND
GREG WOODHAMS.

Capital Growth gained 7.08%* during the twelve months ended October 31, 2005.
Its benchmark, the Russell 1000 Growth Index, gained 8.81%.

MARKET OVERVIEW

Overcoming concerns about rising fuel and interest costs, the U.S. economy grew at a moderate rate during the fiscal year. The annualized rate of GDP growth ranged from 3.3% to 4.3%. Additionally, corporate earnings for the S&P 500 Index through the third quarter of 2005 extended their string of double-digit growth to 12 straight quarters.

However, the stock market struggled in the first half of the fiscal year under the weight of rising commodity prices and interest rates. After bottoming out in
April, stocks then managed to regain their footing. For instance, the Russell
1000 Growth Index was up only 1.14% for the first six months covered by this report, then gained 7.59% in the final half of the period.

For the year, the Russell 1000 Growth Index trailed its smaller-cap counterparts, the Russell Midcap Growth and 2000 Growth indices, which gained
15.91% and 10.91%, respectively. The Russell 1000 Growth Index also trailed its value counterpart, the Russell 1000 Value Index, which advanced 11.87%.

INFORMATION TECHNOLOGY AND MATERIALS ADVANCE

Capital Growth's information technology stake was a source of strength in the portfolio. The Internet software and services industry led the advance. Internet search provider Google was the portfolio's top contributor during the period, bolstered by strong earnings.

Capital Growth's performance also was lifted by stock selection in the materials sector. The portfolio's holdings here in aggregate gained roughly 49%, far outpacing the benchmark's -0.7% return in this sector. Monsanto was a top contributor as the agricultural biotechnology company experienced

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Microsoft Corporation                     4.9%                  3.8%
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                 4.8%                  3.3%
--------------------------------------------------------------------------------
General Electric Co.                      4.5%                  4.3%
--------------------------------------------------------------------------------
PepsiCo, Inc.                             3.3%                  2.9%
--------------------------------------------------------------------------------
Amgen Inc.                                2.7%                  1.2%
--------------------------------------------------------------------------------
Google Inc. Cl A                          2.7%                  1.3%
--------------------------------------------------------------------------------
Apache Corp.                              2.3%                  1.8%
--------------------------------------------------------------------------------
Yahoo! Inc.                               2.1%                  2.0%
--------------------------------------------------------------------------------
Target Corporation                        2.0%                  0.8%
--------------------------------------------------------------------------------
United Parcel
Service, Inc. Cl B                        2.0%                  0.9%
--------------------------------------------------------------------------------

*All portfolio returns referenced in this review are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than
 those shown.                                                     (continued)

------
11

Capital Growth - Portfolio Commentary

increased sales, particularly in the Asia-Pacific and the Europe-Africa regions.

HEALTH CARE MIXED

The portfolio's health care stake produced strong absolute results, but stock selection here ultimately was the primary drag to returns compared to the benchmark. One of the leading detractors was biopharmaceutical company Biogen
Idec. Its share price declined on the unexpected withdrawal of the new drug
Tysabri. The stock was removed from the portfolio.

Effective stock selection in the pharmaceuticals and health care equipment and supplies industries boosted the portfolio's performance. Pharmaceutical company
Roche Holding was one standout.

In the consumer discretionary sector, Capital Growth was slowed by media companies. For instance, the portfolio's shares of Univision, a leading
Spanish-language media company in the U.S., declined after the company lowered its earnings guidance.

FUEL FOR THOUGHT

Energy stocks handed in a dominant performance in 2005, with soaring demand and fears about supply sending energy prices and profits to record highs. In the
Russell 1000 Growth Index, the sector was up more than 50% for the fiscal year.
The Capital Growth management team looks for companies they believe have sustainable growth profiles, and the portfolio's energy stake was up roughly
38%, underperforming the benchmark, but an absolute contributor. Apache Corp.
was one of the leading performers in the portfolio, posting strong earnings despite the impact of hurricanes Rita and Katrina on the company's U.S. Gulf of
Mexico output.

OUR COMMITMENT

The Capital Growth management team remains committed to their long-standing investment strategy of identifying larger sized companies best able to sustain business improvement.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Software                                    7.4%                  4.3%
--------------------------------------------------------------------------------
Industrial Conglomerates                    6.1%                  6.3%
--------------------------------------------------------------------------------
Semiconductors &  Semiconductor
Equipment                                   6.1%                  7.8%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                  5.4%                  8.1%
--------------------------------------------------------------------------------
Pharmaceuticals                             5.1%                 10.5%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                               97.6%                 98.4%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                              2.4%                  1.6%
--------------------------------------------------------------------------------

------
12

Capital Growth - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.6%

AEROSPACE & DEFENSE -- 3.1%
--------------------------------------------------------------------------------
     756  Rockwell Collins                                           $   34,640
--------------------------------------------------------------------------------
     958  United Technologies Corp.                                      49,126
--------------------------------------------------------------------------------
                                                                         83,766
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 2.0%
--------------------------------------------------------------------------------
     725  United Parcel Service, Inc. Cl B                               52,882
--------------------------------------------------------------------------------

BEVERAGES -- 3.3%
--------------------------------------------------------------------------------
   1,505  PepsiCo, Inc.                                                  88,915
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 4.6%
--------------------------------------------------------------------------------
     950  Amgen Inc.(1)                                                  71,972
--------------------------------------------------------------------------------
     117  Genentech, Inc.(1)                                             10,600
--------------------------------------------------------------------------------
     553  Genzyme Corp.(1)                                               39,982
--------------------------------------------------------------------------------
                                                                        122,554
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.3%
--------------------------------------------------------------------------------
     374  Franklin Resources, Inc.                                       33,050
--------------------------------------------------------------------------------
     553  Northern Trust Corp.                                           29,641
--------------------------------------------------------------------------------
                                                                         62,691
--------------------------------------------------------------------------------

CHEMICALS -- 1.6%
--------------------------------------------------------------------------------
     679  Monsanto Co.                                                   42,784
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 0.8%
--------------------------------------------------------------------------------
     748  Synovus Financial Corp.                                        20,548
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
--------------------------------------------------------------------------------
     207  Monster Worldwide Inc.(1)                                       6,792
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 3.1%
--------------------------------------------------------------------------------
   1,320  Corning Inc.(1)                                                26,519
--------------------------------------------------------------------------------
     999  QUALCOMM Inc.                                                  39,721
--------------------------------------------------------------------------------
     442  Scientific-Atlanta, Inc.                                       15,664
--------------------------------------------------------------------------------
                                                                         81,904
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.8%
--------------------------------------------------------------------------------
     362  Apple Computer, Inc.(1)                                        20,848
--------------------------------------------------------------------------------
   3,234  EMC Corp.(1)                                                   45,147
--------------------------------------------------------------------------------
   1,286  Hewlett-Packard Co.                                            36,059
--------------------------------------------------------------------------------
                                                                        102,054
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.9%
--------------------------------------------------------------------------------
   1,015  American Express Co.                                           50,517
--------------------------------------------------------------------------------

DIVERSIFIED -- 0.4%
--------------------------------------------------------------------------------
     230  iShares Russell 1000
          Growth Index Fund                                              11,305
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 1.3%
--------------------------------------------------------------------------------
     667  Weight Watchers
          International, Inc.(1)                                         35,064
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
     261  Emerson Electric Co.                                           18,153
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT  & INSTRUMENTS -- 1.3%
--------------------------------------------------------------------------------
   1,049  Agilent Technologies, Inc.(1)                              $   33,578
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 1.6%
--------------------------------------------------------------------------------
     479  Schlumberger Ltd.                                              43,479
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.1%
--------------------------------------------------------------------------------
   1,200  CVS Corp.                                                      29,292
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.9%
--------------------------------------------------------------------------------
     322  Delta and Pine Land Company                                     8,034
--------------------------------------------------------------------------------
     967  Kellogg Co.                                                    42,712
--------------------------------------------------------------------------------
                                                                         50,746
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 5.4%
--------------------------------------------------------------------------------
     734  Becton Dickinson & Co.                                         37,251
--------------------------------------------------------------------------------
     576  Edwards Lifesciences Corporation(1)                            23,835
--------------------------------------------------------------------------------
     761  Medtronic, Inc.                                                43,117
--------------------------------------------------------------------------------
     836  St. Jude Medical, Inc.(1)                                      40,187
--------------------------------------------------------------------------------
                                                                        144,390
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES -- 4.4%
--------------------------------------------------------------------------------
     310  Caremark Rx Inc.(1)                                            16,244
--------------------------------------------------------------------------------
     550  Covance Inc.(1)                                                26,758
--------------------------------------------------------------------------------
     573  Express Scripts, Inc. Cl A(1)                                  43,209
--------------------------------------------------------------------------------
     417  WellPoint Inc.(1)                                              31,142
--------------------------------------------------------------------------------
                                                                        117,353
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 0.5%
--------------------------------------------------------------------------------
     286  Carnival Corporation                                           14,206
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 4.8%
--------------------------------------------------------------------------------
   2,303  Procter & Gamble Co. (The)                                    128,945
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 6.1%
--------------------------------------------------------------------------------
   3,543  General Electric Co.                                          120,143
--------------------------------------------------------------------------------
     584  Textron Inc.                                                   42,071
--------------------------------------------------------------------------------
                                                                        162,214
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 4.8%
--------------------------------------------------------------------------------
     192  Google Inc. Cl A(1)                                            71,451
--------------------------------------------------------------------------------
   1,533  Yahoo! Inc.(1)                                                 56,675
--------------------------------------------------------------------------------
                                                                        128,126
--------------------------------------------------------------------------------

IT SERVICES -- 2.4%
--------------------------------------------------------------------------------
     792  Electronic Data Systems Corp.                                  18,462
--------------------------------------------------------------------------------
   1,139  Paychex, Inc.                                                  44,147
--------------------------------------------------------------------------------
                                                                         62,609
--------------------------------------------------------------------------------

MEDIA -- 2.0%
--------------------------------------------------------------------------------
     289  Getty Images Inc.(1)                                           23,990
--------------------------------------------------------------------------------
   2,093  News Corp.                                                     29,825
--------------------------------------------------------------------------------
                                                                         53,815
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Capital Growth - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 2.8%
--------------------------------------------------------------------------------
     458  Kohl's Corp.(1)                                            $   22,044
--------------------------------------------------------------------------------
     956  Target Corporation                                             53,239
--------------------------------------------------------------------------------
                                                                         75,283
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 4.2%
--------------------------------------------------------------------------------
     576  Anadarko Petroleum Corp.                                       52,249
--------------------------------------------------------------------------------
     944  Apache Corp.                                                   60,255
--------------------------------------------------------------------------------
                                                                        112,504
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 5.1%
--------------------------------------------------------------------------------
     254  Barr Pharmaceuticals Inc.(1)                                   14,592
--------------------------------------------------------------------------------
     805  Johnson & Johnson                                              50,409
--------------------------------------------------------------------------------
     567  Novartis AG ORD                                                30,520
--------------------------------------------------------------------------------
     280  Novo Nordisk AS Cl B ORD                                       14,356
--------------------------------------------------------------------------------
     170  Roche Holding AG ORD                                           25,413
--------------------------------------------------------------------------------
                                                                        135,290
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 6.1%
--------------------------------------------------------------------------------
     784  Broadcom Corp.(1)                                              33,289
--------------------------------------------------------------------------------
   1,257  Freescale Semiconductor Inc.(1)                                30,017
--------------------------------------------------------------------------------
     577  Intel Corp.                                                    13,560
--------------------------------------------------------------------------------
     536  Lam Research Corp.(1)                                          18,085
--------------------------------------------------------------------------------
   1,238  National Semiconductor Corp.                                   28,016
--------------------------------------------------------------------------------
   1,369  Texas Instruments Inc.                                         39,084
--------------------------------------------------------------------------------
                                                                        162,051
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

SOFTWARE -- 7.4%
--------------------------------------------------------------------------------
     681  BMC Software Inc.(1)                                       $   13,341
--------------------------------------------------------------------------------
     178  Citrix Systems, Inc.(1)                                         4,907
--------------------------------------------------------------------------------
     343  Electronic Arts Inc.(1)                                        19,510
--------------------------------------------------------------------------------
   1,017  McAfee Inc.(1)                                                 30,541
--------------------------------------------------------------------------------
   5,073  Microsoft Corporation                                         130,396
--------------------------------------------------------------------------------
                                                                        198,695
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 4.7%
--------------------------------------------------------------------------------
     748  AnnTaylor Stores Corporation(1)                                18,154
--------------------------------------------------------------------------------
     642  Bed Bath & Beyond Inc.(1)                                      26,014
--------------------------------------------------------------------------------
     794  Best Buy Co., Inc.                                             35,142
--------------------------------------------------------------------------------
     734  Chico's FAS, Inc.(1)                                           29,022
--------------------------------------------------------------------------------
     426  Williams-Sonoma, Inc.(1)                                       16,661
--------------------------------------------------------------------------------
                                                                        124,993
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
--------------------------------------------------------------------------------
     383  Polo Ralph Lauren Corp.                                        18,844
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 1.1%
--------------------------------------------------------------------------------
   1,193  Crown Castle International Corp.(1)                            29,252
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 97.6%
(Cost $2,410,416)                                                     2,605,594
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 2.4%                                     65,202
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                           $2,670,796
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

   Contracts to Sell    Settlement Date      Value       Unrealized Gain (Loss)
--------------------------------------------------------------------------------
   49,928 CHF for USD      11/30/05         $ 9,922              $126
--------------------------------------------------------------------------------
   61,642 DKK for USD      11/30/05          38,852               396
--------------------------------------------------------------------------------
                                            $48,774              $522
                                          ======================================

(Value on Settlement Date $49,296)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future
 -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

CHF = Swiss Franc
DKK = Danish Krone
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
14

Fundamental Equity - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                         SINCE       INCEPTION
                                                      INCEPTION(1)     DATE
--------------------------------------------------------------------------------
A CLASS                                                              11/30/04
   No sales charge*                                      10.30%
   With sales charge*                                     3.96%
--------------------------------------------------------------------------------
S&P 500 INDEX(2)                                          4.49%         --
--------------------------------------------------------------------------------
Investor Class                                            1.47%       7/29/05
--------------------------------------------------------------------------------
Institutional Class                                       1.56%       7/29/05
--------------------------------------------------------------------------------
B Class                                                              11/30/04
   No sales charge*                                       9.60%
   With sales charge*                                     4.60%
--------------------------------------------------------------------------------
C Class                                                              11/30/04
   No sales charge*                                       9.60%
   With sales charge*                                     8.60%
--------------------------------------------------------------------------------
R Class                                                   1.38%       7/29/05
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper Inc. -- A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
    Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
15

Fundamental Equity - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE FUNDAMENTAL EQUITY INVESTMENT TEAM: ROBERT BROOKBY AND
JERRY SULLIVAN.

American Century launched Fundamental Equity on November 30, 2004. During the eleven-month period from inception through October 31, 2005, the portfolio advanced 10.30%*, outperforming its benchmark, the S&P 500 Index, which rose only 4.49%.

STOCKS PROVE RESILIENT

Overcoming concerns about rising fuel and interest costs, the U.S. economy grew at a moderate rate during the fiscal year: The annualized rate of GDP growth ranged from 3.3% to 4.3%. Additionally, corporate earnings for the S&P 500 Index through the third quarter of 2005 extended their string of double-digit growth to 12 straight quarters.

However, the stock market struggled in the first half of the fiscal year. After bottoming out in April, stocks managed to regain their footing. For instance, the S&P 500 Index posted a decline of 0.74% from November 30, 2004 through the end of April, then gained 5.27% from April 30 through October 31, 2005.

ENERGY LEADS ADVANCE

Crude oil futures flared as much as 30% during the fiscal year and flirted with
$70 barrel, and the sector that contributed most to the S&P 500's gain was the energy sector. Fundamental Equity's energy stake outperformed the benchmark's, generating a total return of approximately 30%.

Stock selection in the information technology sector was also a source of strength in the portfolio. Once again, Fundamental Equity's stake here far outpaced the benchmark's. The portfolio's top contributor during the period was
MEMC Electronic Materials, a company engaged in the design, manufacture and sale of electronic grade wafers for the semiconductor industry. The portfolio's stake in the

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           3.2%                  3.2%
--------------------------------------------------------------------------------
General Electric Co.                        2.7%                  2.4%
--------------------------------------------------------------------------------
Citigroup Inc.                              2.5%                  3.0%
--------------------------------------------------------------------------------
Microsoft Corporation                       2.3%                  2.7%
--------------------------------------------------------------------------------
First Data Corp.                            2.2%                  2.0%
--------------------------------------------------------------------------------
Bank of America Corp.                       2.1%                  1.9%
--------------------------------------------------------------------------------
Accenture Ltd. Cl A                         2.0%                  2.4%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                       2.0%                  2.9%
--------------------------------------------------------------------------------
American International
Group, Inc.                                 2.0%                  1.2%
--------------------------------------------------------------------------------
Johnson & Johnson                           2.0%                  1.8%
--------------------------------------------------------------------------------

*All portfolio returns referenced in this review are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown. Returns for periods less than one year are not annualized.

(continued)

------
16

Fundamental Equity - Portfolio Commentary

company was sold at a profit before its share price deteriorated.

In the communications equipment industry, shares in Motorola surged nearly 30%
during the period. The telecommunication-equipment giant saw its net profit more than triple, bolstered by sharply higher shipments of wireless phones and the sale of its investment in Nextel Communications Inc.

Michaels Stores was another leading contributor in the portfolio. The nation's largest arts-and-crafts specialty retailer posted gains in revenue and profits on brisk sales of needlework, knitting, scrapbooking, framing and kids' crafts.

HEALTH CARE MIXED

Fundamental Equity was slowed most compared to the benchmark by investments in the health care sector. For instance, drug-eluting stent manufacturer Boston
Scientific underperformed during the period as investors struggled with the company's loss of market share as competing products entered the market.

On an absolute basis, Pfizer detracted from performance. The world's largest drug company lowered earnings guidance as it faced falling sales of arthritis drug Celebrex due to safety concerns. Furthermore, the loss of patent protection on some of its key drugs in the next few years loomed over the company.

On the positive side, Aetna was a boon to performance. The managed-care company's profit rose on the back of strong health-plan membership gains and low medical cost ratios.

OUR COMMITMENT

Fundamental Equity's investment objective is to seek long-term capital growth with income as a secondary objective. The portfolio managers look for common stocks that they believe are priced attractively in relation to their earnings growth potential and estimated dividend production.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                            8.3%                  7.4%
--------------------------------------------------------------------------------
Insurance                                   8.2%                  6.8%
--------------------------------------------------------------------------------
Pharmaceuticals                             7.1%                  7.6%
--------------------------------------------------------------------------------
Specialty Retail                            5.4%                  5.1%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                  5.2%                  2.7%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                               94.9%                 96.0%
--------------------------------------------------------------------------------
Preferred Stocks                             --                    1.6%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             3.5%                   --
--------------------------------------------------------------------------------
Other Assets
and Liabilities                              1.6%                  2.4%
--------------------------------------------------------------------------------

------
17

Fundamental Equity - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.9%

AEROSPACE & DEFENSE -- 1.7%
--------------------------------------------------------------------------------
   1,863  NCI Inc. Cl A(1)                                          $   22,542
--------------------------------------------------------------------------------
     524  United Technologies Corp.                                     26,871
--------------------------------------------------------------------------------
                                                                        49,413
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 0.7%
--------------------------------------------------------------------------------
     292  United Parcel Service, Inc. Cl B                              21,298
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 1.5%
--------------------------------------------------------------------------------
   1,008  Autoliv, Inc.                                                 43,304
--------------------------------------------------------------------------------

AUTOMOBILES -- 0.5%
--------------------------------------------------------------------------------
     288  Harley-Davidson, Inc.                                         14,265
--------------------------------------------------------------------------------

BEVERAGES -- 2.1%
--------------------------------------------------------------------------------
     902  Coca-Cola Company (The)                                       38,587
--------------------------------------------------------------------------------
     383  PepsiCo, Inc.                                                 22,628
--------------------------------------------------------------------------------
                                                                        61,215
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
     365  Masco Corp.                                                   10,403
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.0%
--------------------------------------------------------------------------------
     237  Goldman Sachs Group, Inc. (The)                               29,949
--------------------------------------------------------------------------------
     531  Morgan Stanley                                                28,892
--------------------------------------------------------------------------------
                                                                        58,841
--------------------------------------------------------------------------------

CHEMICALS -- 1.7%
--------------------------------------------------------------------------------
     305  du Pont (E.I.) de Nemours & Co.                               12,715
--------------------------------------------------------------------------------
     376  Monsanto Co.                                                  23,692
--------------------------------------------------------------------------------
     275  Praxair, Inc.                                                 13,588
--------------------------------------------------------------------------------
                                                                        49,995
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 2.5%
--------------------------------------------------------------------------------
   1,369  Bank of America Corp.                                         59,880
--------------------------------------------------------------------------------
     175  Wells Fargo & Co.                                             10,535
--------------------------------------------------------------------------------
                                                                        70,415
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.6%
--------------------------------------------------------------------------------
     613  Aramark Corp. Cl B                                            15,582
--------------------------------------------------------------------------------
     856  Republic Services, Inc. Cl A                                  30,260
--------------------------------------------------------------------------------
                                                                        45,842
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.3%
--------------------------------------------------------------------------------
   1,129  Cisco Systems Inc.(1)                                         19,701
--------------------------------------------------------------------------------
     699  Motorola, Inc.                                                15,490
--------------------------------------------------------------------------------
     758  QUALCOMM Inc.                                                 30,138
--------------------------------------------------------------------------------
                                                                        65,329
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.5%
--------------------------------------------------------------------------------
     527  Dell Inc.(1)                                                  16,801
--------------------------------------------------------------------------------
   1,975  EMC Corp.(1)                                                  27,571
--------------------------------------------------------------------------------
                                                                        44,372
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.8%
--------------------------------------------------------------------------------
     302  American Express Co.                                          15,031
--------------------------------------------------------------------------------
     664  SLM Corporation                                               36,871
--------------------------------------------------------------------------------
                                                                        51,902
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

DIVERSIFIED -- 2.3%
--------------------------------------------------------------------------------
     275  iShares Standard and Poor's
          TOPIX 150 Index Fund(1)                                   $   28,738
--------------------------------------------------------------------------------
     308  Standard and Poor's 500
          Depositary Receipt                                            37,037
--------------------------------------------------------------------------------
                                                                        65,775
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 0.7%
--------------------------------------------------------------------------------
     335  Apollo Group Inc. Cl A(1)                                     21,112
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 3.9%
--------------------------------------------------------------------------------
   1,544  Citigroup Inc.                                                70,684
--------------------------------------------------------------------------------
   1,090  J.P. Morgan Chase & Co.                                       39,916
--------------------------------------------------------------------------------
                                                                       110,600
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 1.7%
--------------------------------------------------------------------------------
     447  National Oilwell Varco, Inc.(1)                               27,925
--------------------------------------------------------------------------------
     224  Schlumberger Ltd.                                             20,332
--------------------------------------------------------------------------------
                                                                        48,257
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.5%
--------------------------------------------------------------------------------
     439  Sysco Corp.                                                   14,008
--------------------------------------------------------------------------------
   1,241  Wal-Mart Stores, Inc.                                         58,712
--------------------------------------------------------------------------------
                                                                        72,720
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
     419  General Mills, Inc.                                           20,221
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 1.7%
--------------------------------------------------------------------------------
     879  Boston Scientific Corp.(1)                                    22,080
--------------------------------------------------------------------------------
     492  Medtronic, Inc.                                               27,877
--------------------------------------------------------------------------------
                                                                        49,957
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES -- 5.2%
--------------------------------------------------------------------------------
     516  Aetna Inc.                                                    45,696
--------------------------------------------------------------------------------
     147  Covance Inc.(1)                                                7,152
--------------------------------------------------------------------------------
     860  Laboratory Corporation
          of America Holdings(1)                                        41,495
--------------------------------------------------------------------------------
     520  UnitedHealth Group Incorporated                               30,103
--------------------------------------------------------------------------------
     350  WellPoint Inc.(1)                                             26,138
--------------------------------------------------------------------------------
                                                                       150,584
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 2.3%
--------------------------------------------------------------------------------
     922  Carnival Corporation                                          45,795
--------------------------------------------------------------------------------
     314  Harrah's Entertainment, Inc.                                  18,991
--------------------------------------------------------------------------------
                                                                        64,786
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.3%
--------------------------------------------------------------------------------
     228  Pulte Homes Inc.                                               8,616
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
     228  Colgate-Palmolive Co.                                         12,075
--------------------------------------------------------------------------------
     351  Procter & Gamble Co. (The)                                    19,652
--------------------------------------------------------------------------------
                                                                        31,727
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
18

Fundamental Equity - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 4.1%
--------------------------------------------------------------------------------
   2,248  General Electric Co.                                      $   76,230
--------------------------------------------------------------------------------
   1,575  Tyco International Ltd.                                       41,564
--------------------------------------------------------------------------------
                                                                       117,794
--------------------------------------------------------------------------------

INSURANCE -- 8.2%
--------------------------------------------------------------------------------
     347  Ace, Ltd.                                                     18,079
--------------------------------------------------------------------------------
     244  Aflac Inc.                                                    11,658
--------------------------------------------------------------------------------
     471  Ambac Financial Group, Inc.                                   33,389
--------------------------------------------------------------------------------
     898  American International Group, Inc.                            58,191
--------------------------------------------------------------------------------
      12  Berkshire Hathaway Inc. Cl B(1)                               33,780
--------------------------------------------------------------------------------
     680  Genworth Financial Inc. Cl A                                  21,549
--------------------------------------------------------------------------------
     854  Old Republic International Corp.                              22,127
--------------------------------------------------------------------------------
     510  Prudential Financial Inc.                                     37,124
--------------------------------------------------------------------------------
                                                                       235,897
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 0.4%
--------------------------------------------------------------------------------
     311  eBay Inc.(1)                                                  12,316
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 0.7%
--------------------------------------------------------------------------------
     798  VeriSign, Inc.(1)                                             18,857
--------------------------------------------------------------------------------

IT SERVICES -- 4.2%
--------------------------------------------------------------------------------
   2,235  Accenture Ltd. Cl A                                           58,803
--------------------------------------------------------------------------------
   1,544  First Data Corp.                                              62,455
--------------------------------------------------------------------------------
                                                                       121,258
--------------------------------------------------------------------------------

MACHINERY -- 0.3%
--------------------------------------------------------------------------------
     561  AGCO Corp.(1)                                                  8,970
--------------------------------------------------------------------------------

MEDIA -- 1.7%
--------------------------------------------------------------------------------
     927  Disney (Walt) Co.                                             22,591
--------------------------------------------------------------------------------
     517  WPP Group plc ADR                                             25,467
--------------------------------------------------------------------------------
                                                                        48,058
--------------------------------------------------------------------------------

METALS & MINING -- 1.3%
--------------------------------------------------------------------------------
     743  Freeport-McMoRan Copper
          & Gold, Inc. Cl B                                             36,719
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 8.3%
--------------------------------------------------------------------------------
     297  Amerada Hess Corp.                                            37,155
--------------------------------------------------------------------------------
     766  Chevron Corp.                                                 43,716
--------------------------------------------------------------------------------
     400  Comstock Resources Inc.(1)                                    12,044
--------------------------------------------------------------------------------
     367  ConocoPhillips                                                23,994
--------------------------------------------------------------------------------
   1,647  Exxon Mobil Corp.                                             92,463
--------------------------------------------------------------------------------
     329  Kinder Morgan, Inc.                                           29,906
--------------------------------------------------------------------------------
                                                                       239,278
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 7.1%
--------------------------------------------------------------------------------
     462  American Pharmaceutical
          Partners Inc.(1)                                              19,889
--------------------------------------------------------------------------------
     972  Bristol-Myers Squibb Co.                                      20,577
--------------------------------------------------------------------------------
     306  Eli Lilly and Company                                         15,236
--------------------------------------------------------------------------------
     905  Johnson & Johnson                                             56,671
--------------------------------------------------------------------------------
     782  Novartis AG ADR                                               42,087
--------------------------------------------------------------------------------
   2,228  Pfizer, Inc.                                                  48,437
--------------------------------------------------------------------------------
                                                                       202,897
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.3%
--------------------------------------------------------------------------------
     472  Analog Devices, Inc.                                      $   16,416
--------------------------------------------------------------------------------
   1,567  ARM Holdings plc ADR                                           9,010
--------------------------------------------------------------------------------
   1,397  Intel Corp.                                                   32,830
--------------------------------------------------------------------------------
     304  Texas Instruments Inc.                                         8,679
--------------------------------------------------------------------------------
                                                                        66,935
--------------------------------------------------------------------------------

SOFTWARE -- 4.6%
--------------------------------------------------------------------------------
     404  Intuit Inc.(1)                                                18,556
--------------------------------------------------------------------------------
   2,605  Microsoft Corporation                                         66,948
--------------------------------------------------------------------------------
   3,112  Oracle Corp.(1)                                               39,460
--------------------------------------------------------------------------------
     515  RSA Security Inc.(1)                                           5,871
--------------------------------------------------------------------------------
                                                                       130,835
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 5.4%
--------------------------------------------------------------------------------
   1,938  Gap, Inc. (The)                                               33,488
--------------------------------------------------------------------------------
     797  Home Depot, Inc.                                              32,709
--------------------------------------------------------------------------------
   1,608  Michaels Stores, Inc.                                         53,192
--------------------------------------------------------------------------------
     250  Sherwin-Williams Co.                                          10,638
--------------------------------------------------------------------------------
   1,124  TJX Companies, Inc. (The)                                     24,200
--------------------------------------------------------------------------------
                                                                       154,227
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
--------------------------------------------------------------------------------
     278  NIKE, Inc. Cl B                                               23,366
--------------------------------------------------------------------------------

TOBACCO -- 1.3%
--------------------------------------------------------------------------------
     483  Altria Group Inc.                                             36,249
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 1.5%
--------------------------------------------------------------------------------
   1,826  Sprint Nextel Corp.                                           42,564
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,681,131)                                                    2,727,169
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.5%

Repurchase Agreement, Credit Suisse
First Boston Inc., (collateralized by
various U.S. Treasury obligations,
3.375%, 2/15/08, valued at $101,919),
in a joint trading account  at 3.90%,
dated 10/31/05, due 11/1/05
(Delivery value $100,011)
(Cost $100,000)                                                        100,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 98.4%
(Cost $2,781,131)                                                    2,827,169
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 1.6%                                    47,071
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $2,874,240
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
TOPIX = Tokyo Stock Price Index

(1) Non-income producing.

See Notes to Financial Statements.

------
19

New Opportunities II - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                              --------------
                                              AVERAGE ANNUAL
                                                 RETURNS
--------------------------------------------------------------------------------
                                                 SINCE           INCEPTION
                                 1 YEAR        INCEPTION           DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                   10.14%         7.66%              6/1/01
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)     10.91%         1.96%(2)             --
--------------------------------------------------------------------------------
A Class                                                           1/31/03
   No sales charge*               9.91%        20.18%(3)
   With sales charge*             3.61%        17.66%(3)
--------------------------------------------------------------------------------
B Class                                                           1/31/03
   No sales charge*               9.03%        19.27%(3)
   With sales charge*             5.02%        18.48%(3)
--------------------------------------------------------------------------------
C Class                           9.16%        19.46%(3)          1/31/03
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper Inc. -- A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
    Lipper.

(2) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

(3) Class returns would have been lower if service and distribution fees had not been waived from 2/1/03 to 2/21/03, 2/1/03 to 2/10/03, and 2/1/03 to
    6/30/03 for the A, B, and C Class shares, respectively.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
20

New Opportunities II - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                              2001*     2002      2003       2004       2005
--------------------------------------------------------------------------------
Investor Class               -9.60%    -8.19%    38.55%      9.39%     10.14%
--------------------------------------------------------------------------------
Russell 2000 Growth Index   -19.01%   -21.57%    46.56%      5.53%     10.91%
--------------------------------------------------------------------------------

* From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
21

New Opportunities II - Portfolio Commentary

[photo of investment team]

THE NEW OPPORTUNITIES II INVESTMENT TEAM (FROM LEFT): PORTFOLIO MANAGERS TOM
TELFORD AND HAROLD S. BRADLEY AND INVESTMENT ANALYSTS STAFFORD SOUTHWICK AND
MATT FERRETTI.

American Century New Opportunities II advanced 10.14%* during the fiscal year ended October 31, 2005, lagging the 10.91% return of its benchmark, the Russell
2000 Growth Index.

ECONOMIC REVIEW

The U.S. economy (as measured by gross domestic product -- GDP) grew at a moderate rate during the fiscal year. The annualized "real" rate of GDP growth
(factoring out inflation) ranged from 3.3% to 4.3%. Energy costs and short-term interest rates soared, but "core" inflation (excluding food and energy prices)
remained relatively stable.

Energy costs jumped 35% in the Consumer Price Index (CPI) for the year ended
September 30, 2005 (reported in October 2005) as crude oil futures flirted with
$70 a barrel. But the one-year percentage change in core CPI fell back to the same 2% level as a year earlier. Attempting to keep inflation under control, the
Federal Reserve, in eight quarter-point increments, raised its overnight interest rate target two full percentage points to 3.75% by October 2005 from
1.75% in October 2004.

STOCK MARKET REVIEW

Overcoming rising fuel and interest costs, corporate earnings for the Standard &
Poor's 500 Index (through the third quarter of 2005) extended their string of double-digit growth to 12 straight quarters. The S&P 500, a key benchmark for larger-capitalization companies, returned 8.72% in the fiscal year. That performance trailed its smaller-cap counterparts, the S&P MidCap 400 and
SmallCap 600 indices, which gained 17.65% and 15.27%, respectively.

As a group, small-cap value stocks outpaced small-cap growth issues, as the
Russell 2000 Value Index gained 13.04%, 213 bps more than the 10.91% return of the Russell 2000 Growth.

MATERIAL RESULTS

Solid security selection in the materials sector, especially in the metals and mining industry, contributed significantly to New Opportunities II's fiscal-year return. Titanium Metals Corp., a maker of titanium parts used in aircraft and the portfolio's largest average individual weighting during the year, exemplified the type of investment the New Opportunities II team targets.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Titanium Metals Corp.                       3.6%                  1.8%
--------------------------------------------------------------------------------
Quidel Corp.                                2.5%                   --
--------------------------------------------------------------------------------
American Science
and Engineering Inc.                        2.4%                   --
--------------------------------------------------------------------------------
Administaff, Inc.                           1.9%                   --
--------------------------------------------------------------------------------
Matrix Service Co.                          1.7%                   --
--------------------------------------------------------------------------------
Radiation Therapy
Services Inc.                               1.7%                  1.5%
--------------------------------------------------------------------------------
Grant Prideco Inc.                          1.5%                  1.2%
--------------------------------------------------------------------------------
Knight Capital
Group, Inc. Cl A                            1.5%                   --
--------------------------------------------------------------------------------
FPIC Insurance
Group Inc.                                  1.5%                   --
--------------------------------------------------------------------------------
Ceradyne Inc.                               1.5%                   --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

(continued)

------
22

New Opportunities II - Portfolio Commentary

Benefiting from surging demand as aircraft makers sought more lightweight materials, in part to combat rising jet fuel costs, Titanium Metals exhibited both solid earnings acceleration and strong relative price strength -- two key attributes for portfolio inclusion. The company's share price increased almost five-fold in the 12-month period, composing about a third of the portfolio's total return.

In the consumer discretionary sector, sound stock picks among specialty retailers and an avoidance of struggling media companies and multi-line retailers boosted relative performance for New Opportunities II. As a whole, the sector ranked second only to materials in positive absolute contributions to the portfolio.

Stock selection in industrials also generated positive results. The portfolio bought a stake in Administaff, a provider of human resources staffing to small and medium-sized businesses, and that company's shares surged along with its earnings.

TRIPPING ON TECHNOLOGY

The information technology sector stripped more than any other from New
Opportunities II's return. The portfolio's underweight position couldn't overcome weak stock selection in software, semiconductors and information technology services. Six of the portfolio's 10 leading individual relative detractors came from the IT sector. However, the portfolio did enjoy substantial contributions from Itron, a maker of electronic meter and data collection equipment for the utility industry.

The portfolio's biggest decliner, Able Laboratories, lost 90% of its value in a two-month period in mid-2005. The generic drug maker abruptly suspended all manufacturing and shipping operations as regulatory questions arose about its laboratory and production procedures. Shortly after the second quarter of 2005 ended, the company lost its second chief executive in two months and has since decided to auction all its assets. New Opportunities II shed the stock, but not before incurring some of its damage.

An overweight in financials -- in large part reflecting a decision to avoid bigger weights in IT and health care -- also hurt the portfolio's performance as rising short-term interest rates and a flattening yield curve challenged commercial banks, thrifts and other lenders.

INVESTMENT PHILOSOPHY

We remain committed to pursuing an investment approach of identifying small companies that appear to have accelerating earnings and revenue growth. We believe this approach provides the optimum potential for long-term investment rewards.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2005
AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                 10.9%                  5.6%
--------------------------------------------------------------------------------
Capital Markets                             8.7%                  0.8%
--------------------------------------------------------------------------------
Commercial Banks                            6.2%                  3.5%
--------------------------------------------------------------------------------
Commercial Services
& Supplies                                  5.5%                  2.0%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment                                   5.1%                  1.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                       10/31/05                4/30/05
--------------------------------------------------------------------------------
Common Stocks                           100.1%                  97.7%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          1.7%                   1.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (1.8)%                   1.1%
--------------------------------------------------------------------------------

------
23

New Opportunities II - Schedule of Investments

OCTOBER 31, 2005

Shares                                                              Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 100.1%

AEROSPACE & DEFENSE -- 2.8%
--------------------------------------------------------------------------------
    36,442  Ceradyne Inc.(1)                                        $ 1,428,526
--------------------------------------------------------------------------------
    66,703  Ladish Co., Inc.(1)                                       1,333,394
--------------------------------------------------------------------------------
                                                                      2,761,920
--------------------------------------------------------------------------------

AIRLINES -- 1.2%
--------------------------------------------------------------------------------
    74,932  AirTran Holdings, Inc.(1)                                 1,120,983
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 1.6%
--------------------------------------------------------------------------------
    17,915  BorgWarner Inc.                                           1,038,891
--------------------------------------------------------------------------------
    95,167  IMPCO Technologies Inc.(1)                                  493,917
--------------------------------------------------------------------------------
                                                                      1,532,808
--------------------------------------------------------------------------------

AUTOMOBILES -- 0.9%
--------------------------------------------------------------------------------
    77,930  Fleetwood Enterprises, Inc.(1)                              861,127
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.1%
--------------------------------------------------------------------------------
    32,012  Dendreon Corp.(1)                                           197,194
--------------------------------------------------------------------------------
    50,014  Memory Pharmaceuticals Corp.(1)                             107,030
--------------------------------------------------------------------------------
     4,687  Neurocrine Biosciences Inc.(1)                              247,567
--------------------------------------------------------------------------------
    88,222  Palatin Technologies Inc.(1)                                199,382
--------------------------------------------------------------------------------
    12,526  Rigel Pharmaceuticals, Inc.(1)                              281,209
--------------------------------------------------------------------------------
                                                                      1,032,382
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 8.7%
--------------------------------------------------------------------------------
    14,279  Affiliated Managers Group Inc.(1)                         1,095,913
--------------------------------------------------------------------------------
    66,390  Apollo Investment Corp.                                   1,240,165
--------------------------------------------------------------------------------
    25,195  Greenhill & Co. Inc.                                      1,208,100
--------------------------------------------------------------------------------
   154,372  Knight Capital Group, Inc. Cl A(1)                        1,477,339
--------------------------------------------------------------------------------
    30,340  Nuveen Investments Inc. Cl A                              1,227,860
--------------------------------------------------------------------------------
    61,000  OptionsXpress Holdings, Inc.                              1,150,460
--------------------------------------------------------------------------------
    84,400  Shinki Co. Ltd. ORD                                         996,825
--------------------------------------------------------------------------------
                                                                      8,396,662
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 6.2%
--------------------------------------------------------------------------------
    29,420  Capital Corp. of the West                                   970,860
--------------------------------------------------------------------------------
    28,398  Intervest Bancshares Corp.(1)                               609,421
--------------------------------------------------------------------------------
    68,853  Nara Bancorp Inc.                                         1,241,419
--------------------------------------------------------------------------------
    37,146  Seacoast Banking Corp. of Florida                           849,158
--------------------------------------------------------------------------------
    20,797  SVB Financial Group(1)                                    1,033,819
--------------------------------------------------------------------------------
    19,356  TIB Financial Corp.                                         567,905
--------------------------------------------------------------------------------
    26,769  Virginia Commerce Bancorp(1)                                736,148
--------------------------------------------------------------------------------
                                                                      6,008,730
--------------------------------------------------------------------------------

COMMERCIAL SERVICES
& SUPPLIES -- 5.5%
--------------------------------------------------------------------------------
    44,224  Administaff, Inc.                                         1,871,560
--------------------------------------------------------------------------------
    37,855  American Reprographics Co.(1)                               637,857
--------------------------------------------------------------------------------
    24,906  Exponent, Inc.(1)                                           717,791
--------------------------------------------------------------------------------
    36,366  FTI Consulting, Inc.(1)                                     995,337
--------------------------------------------------------------------------------
    70,119  Tetra Tech, Inc.(1)                                       1,082,637
--------------------------------------------------------------------------------
                                                                      5,305,182
--------------------------------------------------------------------------------

Shares                                                              Value
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.3%
--------------------------------------------------------------------------------
   104,180  Foundry Networks, Inc.(1)                               $ 1,242,867
--------------------------------------------------------------------------------
   464,766  JDS Uniphase Corp.(1)                                       976,009
--------------------------------------------------------------------------------
                                                                      2,218,876
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 4.0%
--------------------------------------------------------------------------------
    51,608  Electronics for Imaging, Inc.(1)                          1,295,877
--------------------------------------------------------------------------------
    62,884  LaserCard Corp.(1)                                          548,977
--------------------------------------------------------------------------------
    69,473  Neoware Systems Inc.(1)                                   1,307,482
--------------------------------------------------------------------------------
    23,655  Rimage Corp.(1)                                             685,522
--------------------------------------------------------------------------------
                                                                      3,837,858
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 1.1%
--------------------------------------------------------------------------------
    16,787  Jacobs Engineering Group Inc.(1)                          1,070,171
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 1.1%
--------------------------------------------------------------------------------
     9,730  Eagle Materials Inc.                                      1,036,148
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.2%
--------------------------------------------------------------------------------
    43,317  Asta Funding, Inc.                                        1,175,190
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 1.1%
--------------------------------------------------------------------------------
    45,601  DeVry Inc.(1)                                             1,030,583
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 0.7%
--------------------------------------------------------------------------------
    27,174  Hawaiian Electric Industries, Inc.                          716,035
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.8%
--------------------------------------------------------------------------------
    50,404  Color Kinetics Inc.(1)                                      768,156
--------------------------------------------------------------------------------
    83,972  Plug Power Inc.(1)                                          487,038
--------------------------------------------------------------------------------
    21,846  Powell Industries, Inc.(1)                                  458,111
--------------------------------------------------------------------------------
                                                                      1,713,305
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 0.5%
--------------------------------------------------------------------------------
    23,861  Orbotech Ltd.(1)                                            518,500
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 5.0%
--------------------------------------------------------------------------------
    16,806  Dril-Quip Inc.(1)                                           687,365
--------------------------------------------------------------------------------
    38,369  Grant Prideco Inc.(1)                                     1,492,170
--------------------------------------------------------------------------------
   169,420  Matrix Service Co.(1)                                     1,665,400
--------------------------------------------------------------------------------
    34,381  W-H Energy Services Inc.(1)                               1,041,744
--------------------------------------------------------------------------------
                                                                      4,886,679
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 10.9%
--------------------------------------------------------------------------------
    57,054  Abaxis, Inc.(1)                                             981,329
--------------------------------------------------------------------------------
    22,719  Cerus Corp.(1)                                              150,627
--------------------------------------------------------------------------------
    38,254  Greatbatch, Inc.(1)                                         996,899
--------------------------------------------------------------------------------
     5,402  Intuitive Surgical Inc.(1)                                  479,319
--------------------------------------------------------------------------------
    44,356  IRIS International Inc.(1)                                1,040,148
--------------------------------------------------------------------------------
    26,453  Neogen Corp.(1)                                             487,000
--------------------------------------------------------------------------------
   204,552  Quidel Corp.(1)                                           2,374,848
--------------------------------------------------------------------------------
    36,384  ResMed Inc.(1)                                            1,387,322
--------------------------------------------------------------------------------
    43,694  Somanetics Corp.(1)                                       1,333,541
--------------------------------------------------------------------------------
    68,105  Thoratec Corp.(1)                                         1,347,117
--------------------------------------------------------------------------------
                                                                     10,578,150
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
24

New Opportunities II - Schedule of Investments

OCTOBER 31, 2005

Shares                                                              Value
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 3.2%
--------------------------------------------------------------------------------
    48,240  Air Methods Corp.(1)                                    $   561,031
--------------------------------------------------------------------------------
    47,405  Bio-Reference Labs Inc.(1)                                  898,799
--------------------------------------------------------------------------------
    55,386  Radiation Therapy Services Inc.(1)                        1,663,795
--------------------------------------------------------------------------------
                                                                      3,123,625
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.2%
--------------------------------------------------------------------------------
    19,652  Ctrip.com International, Ltd. ADR                         1,130,580
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.5%
--------------------------------------------------------------------------------
    11,975  Cavco Industries, Inc.(1)                                   472,534
--------------------------------------------------------------------------------

INSURANCE -- 3.1%
--------------------------------------------------------------------------------
    38,926  FPIC Insurance Group Inc.(1)                              1,465,564
--------------------------------------------------------------------------------
    40,000  North Pointe Holdings Corp.(1)                              451,200
--------------------------------------------------------------------------------
    20,616  RLI Corp.                                                 1,108,110
--------------------------------------------------------------------------------
                                                                      3,024,874
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 1.2%
--------------------------------------------------------------------------------
    16,856  NutriSystem, Inc.(1)                                        505,174
--------------------------------------------------------------------------------
    39,893  VistaPrint Ltd.(1)                                          675,389
--------------------------------------------------------------------------------
                                                                      1,180,563
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 5.0%
--------------------------------------------------------------------------------
   248,878  Homestore, Inc.(1)                                          903,427
--------------------------------------------------------------------------------
   105,450  Interwoven Inc.(1)                                          991,230
--------------------------------------------------------------------------------
    15,062  Netease.com ADR(1)                                        1,148,779
--------------------------------------------------------------------------------
    43,767  Rediff.Com India Ltd. ADR(1)                                797,435
--------------------------------------------------------------------------------
   130,052  Tumbleweed
            Communications Corp.(1)                                     444,778
--------------------------------------------------------------------------------
    29,660  WebSideStory, Inc.(1)                                       515,787
--------------------------------------------------------------------------------
                                                                      4,801,436
--------------------------------------------------------------------------------

IT SERVICES -- 1.0%
--------------------------------------------------------------------------------
   147,503  Lionbridge Technologies, Inc.(1)                            998,595
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
   185,734  Smith & Wesson Holding Corp.(1)                             947,243
--------------------------------------------------------------------------------

MACHINERY -- 3.5%
--------------------------------------------------------------------------------
    40,453  American Science and
            Engineering Inc.(1)                                       2,325,239
--------------------------------------------------------------------------------
    29,344  Trinity Industries, Inc.                                  1,116,539
--------------------------------------------------------------------------------
                                                                      3,441,778
--------------------------------------------------------------------------------

MARINE -- 1.0%
--------------------------------------------------------------------------------
    19,350  Alexander & Baldwin, Inc.                                   946,989
--------------------------------------------------------------------------------

METALS & MINING -- 4.5%
--------------------------------------------------------------------------------
   124,602  Coeur d'Alene Mines Corporation(1)                          469,750
--------------------------------------------------------------------------------
    73,152  Titanium Metals Corp.(1)                                  3,452,774
--------------------------------------------------------------------------------
    24,144  Worthington Industries, Inc.                                485,777
--------------------------------------------------------------------------------
                                                                      4,408,301
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 3.1%
--------------------------------------------------------------------------------
    27,898  Edge Petroleum Corp.(1)                                     675,969
--------------------------------------------------------------------------------
    74,944  Parallel Petroleum Corp.(1)                                 991,509
--------------------------------------------------------------------------------
    17,810  Quicksilver Resources Inc.(1)                               689,781
--------------------------------------------------------------------------------
    17,946  St. Mary Land & Exploration Co.                             610,343
--------------------------------------------------------------------------------
                                                                      2,967,602
--------------------------------------------------------------------------------

Shares                                                              Value
--------------------------------------------------------------------------------

REAL ESTATE -- 2.3%
--------------------------------------------------------------------------------
    73,818  FelCor Lodging Trust Inc.(1)                            $ 1,101,365
--------------------------------------------------------------------------------
    19,500  Sumitomo Real Estate
            Sales Co. Ltd. ORD                                        1,126,402
--------------------------------------------------------------------------------
                                                                      2,227,767
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 5.1%
--------------------------------------------------------------------------------
    84,711  California Micro Devices
            Corporation(1)                                              768,329
--------------------------------------------------------------------------------
    35,710  Genesis Microchip Inc.(1)                                   687,060
--------------------------------------------------------------------------------
    35,248  Microsemi Corporation(1)                                    816,696
--------------------------------------------------------------------------------
    42,607  Standard Microsystems Corp.(1)                            1,204,500
--------------------------------------------------------------------------------
    33,084  Supertex Inc.(1)                                          1,212,198
--------------------------------------------------------------------------------
   209,915  Transmeta Corp.(1)                                          258,195
--------------------------------------------------------------------------------
                                                                      4,946,978
--------------------------------------------------------------------------------

SOFTWARE -- 2.5%
--------------------------------------------------------------------------------
   109,868  Informatica Corporation(1)                                1,307,429
--------------------------------------------------------------------------------
   161,726  Smith Micro Software Inc.(1)                              1,164,427
--------------------------------------------------------------------------------
                                                                      2,471,856
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.0%
--------------------------------------------------------------------------------
    34,820  Too Inc.(1)                                                 989,236
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
--------------------------------------------------------------------------------
    38,298  Charles & Colvard Ltd.                                      888,514
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS -- 1.2%
--------------------------------------------------------------------------------
    30,998  GATX Corp.                                                1,158,395
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 1.1%
--------------------------------------------------------------------------------
   229,405  @Road Inc.(1)                                             1,055,263
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $85,919,566)                                                   96,983,418
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.7%

Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by
various U.S. Treasury obligations,
4.25%, 10/31/07, valued at $1,631,750),
in a joint trading account at 3.90%,
dated 10/31/05, due 11/1/05
(Delivery value $1,600,173)
(Cost $1,600,000)                                                     1,600,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 101.8%
(Cost $87,519,566)                                                   98,583,418
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (1.8)%                              (1,708,965)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $96,874,453
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
25

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
26

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------
                                                          EXPENSES PAID
                           BEGINNING        ENDING      DURING PERIOD(1)  ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE      5/1/05 -       EXPENSE
                             5/1/05        10/31/05         10/31/05       RATIO(1)
------------------------------------------------------------------------------------
SELECT SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------
Investor Class               $1,000       $1,052.30          $5.17           1.00%
------------------------------------------------------------------------------------
Institutional Class          $1,000       $1,053.00          $4.14           0.80%
------------------------------------------------------------------------------------
Advisor Class                $1,000       $1,050.80          $6.46           1.25%
------------------------------------------------------------------------------------
A Class                      $1,000       $1,050.70          $6.46           1.25%
------------------------------------------------------------------------------------
B Class                      $1,000       $1,046.70         $10.32           2.00%
------------------------------------------------------------------------------------
C Class                      $1,000       $1,046.90         $10.32           2.00%
------------------------------------------------------------------------------------
R Class                      $1,000         $965.00(2)       $3.80(3)        1.50%
------------------------------------------------------------------------------------
HYPOTHETICAL
------------------------------------------------------------------------------------
Investor Class               $1,000       $1,020.16          $5.09           1.00%
------------------------------------------------------------------------------------
Institutional Class          $1,000       $1,021.17          $4.08           0.80%
------------------------------------------------------------------------------------
Advisor Class                $1,000       $1,018.90          $6.36           1.25%
------------------------------------------------------------------------------------
A Class                      $1,000       $1,018.90          $6.36           1.25%
------------------------------------------------------------------------------------
B Class                      $1,000       $1,015.12         $10.16           2.00%
------------------------------------------------------------------------------------
C Class                      $1,000       $1,015.12         $10.16           2.00%
------------------------------------------------------------------------------------
R Class                      $1,000       $1,017.64(4)       $7.63(4)        1.50%
------------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from July 29, 2005 (class inception) through October 31, 2005.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 94, the number of days in the period from July 29, 2005 (class inception) through October 31, 2005, divided by 365, to reflect the period.
    Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

(continued)

------
27

Shareholder Fee Examples (Unaudited)

-------------------------------------------------------------------------------------
                                                           EXPENSES PAID
                             BEGINNING       ENDING      DURING PERIOD(1)  ANNUALIZED
                           ACCOUNT VALUE  ACCOUNT VALUE     5/1/05 --       EXPENSE
                              5/1/05        10/31/05         10/31/05       RATIO(1)
-------------------------------------------------------------------------------------
CAPITAL GROWTH SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------
Investor Class                $1,000         $981.50(2)        $2.55(3)       1.00%
-------------------------------------------------------------------------------------
Institutional Class           $1,000         $982.40(2)        $2.04(3)       0.80%
-------------------------------------------------------------------------------------
A Class                       $1,000       $1,057.90           $6.48          1.25%
-------------------------------------------------------------------------------------
B Class                       $1,000       $1,054.40          $10.36          2.00%
-------------------------------------------------------------------------------------
C Class                       $1,000       $1,054.40          $10.36          2.00%
-------------------------------------------------------------------------------------
R Class                       $1,000         $980.60(2)        $3.83(3)       1.50%
-------------------------------------------------------------------------------------
HYPOTHETICAL
-------------------------------------------------------------------------------------
Investor Class                $1,000       $1,020.16(4)        $5.09(4)       1.00%
-------------------------------------------------------------------------------------
Institutional Class           $1,000       $1,021.17(4)        $4.08(4)       0.80%
-------------------------------------------------------------------------------------
A Class                       $1,000       $1,018.90           $6.36          1.25%
-------------------------------------------------------------------------------------
B Class                       $1,000       $1,015.12          $10.16          2.00%
-------------------------------------------------------------------------------------
C Class                       $1,000       $1,015.12          $10.16          2.00%
-------------------------------------------------------------------------------------
R Class                       $1,000       $1,017.64(4)        $7.63(4)       1.50%
-------------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from July 29, 2005 (class inception) through October 31, 2005.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 94, the number of days in the period from July 29, 2005 (class inception) through October 31, 2005, divided by 365, to reflect the period.
    Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

(continued)

------
28

Shareholder Fee Examples (Unaudited)

-----------------------------------------------------------------------------------------
                                                               EXPENSES PAID
                                 BEGINNING       ENDING      DURING PERIOD(1)  ANNUALIZED
                               ACCOUNT VALUE  ACCOUNT VALUE      5/1/05 -       EXPENSE
                                  5/1/05        10/31/05         10/31/05       RATIO(1)
-----------------------------------------------------------------------------------------
FUNDAMENTAL EQUITY SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------
Investor Class                    $1,000       $1,014.70(2)       $2.59(3)         1.00%
-----------------------------------------------------------------------------------------
Institutional Class               $1,000       $1,015.60(2)       $2.08(3)         0.80%
-----------------------------------------------------------------------------------------
A Class                           $1,000       $1,105.20          $6.63            1.25%
-----------------------------------------------------------------------------------------
B Class                           $1,000       $1,101.50         $10.59            2.00%
-----------------------------------------------------------------------------------------
C Class                           $1,000       $1,101.50         $10.59            2.00%
-----------------------------------------------------------------------------------------
R Class                           $1,000       $1,013.80(2)       $3.89(3)         1.50%
-----------------------------------------------------------------------------------------
HYPOTHETICAL
-----------------------------------------------------------------------------------------
Investor Class                    $1,000       $1,020.16(4)       $5.09(4)         1.00%
-----------------------------------------------------------------------------------------
Institutional Class               $1,000       $1,021.17(4)       $4.08(4)         0.80%
-----------------------------------------------------------------------------------------
A Class                           $1,000       $1,018.90          $6.36            1.25%
-----------------------------------------------------------------------------------------
B Class                           $1,000       $1,015.12         $10.16            2.00%
-----------------------------------------------------------------------------------------
C Class                           $1,000       $1,015.12         $10.16            2.00%
-----------------------------------------------------------------------------------------
R Class                           $1,000       $1,017.64(4)       $7.63(4)         1.50%
-----------------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from July 29, 2005 (class inception) through October 31, 2005.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 94, the number of days in the period from July 29, 2005 (class inception) through October 31, 2005, divided by 365, to reflect the period.
    Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

(continued)

------
29

Shareholder Fee Examples (Unaudited)

----------------------------------------------------------------------------------------
                                                             EXPENSES PAID
                                BEGINNING       ENDING      DURING PERIOD(1)  ANNUALIZED
                              ACCOUNT VALUE  ACCOUNT VALUE      5/1/05 -       EXPENSE
                                 5/1/05        10/31/05         10/31/05       RATIO(1)
----------------------------------------------------------------------------------------
NEW OPPORTUNITIES II SHAREHOLDER FEE EXAMPLE
----------------------------------------------------------------------------------------
ACTUAL
----------------------------------------------------------------------------------------
Investor Class                   $1,000       $1,130.70           $8.06          1.50%
----------------------------------------------------------------------------------------
A Class                          $1,000       $1,129.40           $9.39          1.75%
----------------------------------------------------------------------------------------
B Class                          $1,000       $1,123.70          $13.38          2.50%
----------------------------------------------------------------------------------------
C Class                          $1,000       $1,125.00          $13.39          2.50%
----------------------------------------------------------------------------------------
HYPOTHETICAL
----------------------------------------------------------------------------------------
Investor Class                   $1,000       $1,017.64           $7.63          1.50%
----------------------------------------------------------------------------------------
A Class                          $1,000       $1,016.38           $8.89          1.75%
----------------------------------------------------------------------------------------
B Class                          $1,000       $1,012.60          $12.68          2.50%
----------------------------------------------------------------------------------------
C Class                          $1,000       $1,012.60          $12.68          2.50%
----------------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
30

Statement of Assets and Liabilities

OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------
                                                                           FUNDAMENTAL        NEW
                                              SELECT      CAPITAL GROWTH     EQUITY      OPPORTUNITIES II
-----------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of  $3,055,139,600, $2,410,416,
$2,781,131  and $87,519,566,
respectively) -- including
$197,483,702, $- , $- and $-
of securities on loan, respectively       $3,599,517,076   $2,605,594      $2,827,169      $ 98,583,418
----------------------------------------
Investments made with cash collateral
received for securities on loan,
at value (cost of $198,917,941, $-,
$- and $-, respectively)                     198,917,941           --              --                --
------------------------------------------------------------------------------------------------------------
Total investment securities,
at value (cost of $3,254,057,541,
$2,410,416, $2,781,131
and $87,519,566, respectively)             3,798,435,017    2,605,594       2,827,169        98,583,418
----------------------------------------
Cash                                                  --       64,981          25,536                --
----------------------------------------
Receivable for investments sold               36,748,458       34,258          84,774         3,635,044
----------------------------------------
Receivable for forward foreign currency
exchange contracts                             1,409,046          522              --                --
----------------------------------------
Receivable for capital shares sold               144,673          200          25,505            25,063
----------------------------------------
Dividends and interest receivable              1,865,641        1,324           2,127             6,936
------------------------------------------------------------------------------------------------------------
                                           3,838,602,835    2,706,879       2,965,111       102,250,461
------------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------------
Payable for collateral
received for securities on loan              198,917,941           --              --                --
----------------------------------------
Disbursements in excess of
demand deposit cash                            7,686,304           --              --           291,035
----------------------------------------
Payable for investments purchased             28,285,191       32,448          87,322         4,947,618
----------------------------------------
Payable for capital shares redeemed              104,360           --              --                --
----------------------------------------
Accrued management fees                        3,009,928        2,218           2,267           122,498
----------------------------------------
Distribution fees payable                          9,662          877             730             3,609
----------------------------------------
Service fees (and distribution fees --
A and R Class) payable                            15,551          540             552            11,248
------------------------------------------------------------------------------------------------------------
                                             238,028,937       36,083          90,871         5,376,008
------------------------------------------------------------------------------------------------------------

NET ASSETS                                $3,600,573,898   $2,670,796      $2,874,240      $ 96,874,453
============================================================================================================

See Notes to Financial Statements.
(continued)

------
31

Statement of Assets and Liabilities

OCTOBER 31, 2005
-----------------------------------------------------------------------------------------------------
                                                                       FUNDAMENTAL        NEW
                                            SELECT    CAPITAL GROWTH     EQUITY      OPPORTUNITIES II
-----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------
Capital (par value and
paid-in surplus)                      $3,313,106,509    $2,550,419     $2,719,320       $83,100,609
------------------------------------
Accumulated undistributed
net investment income                     25,079,614            --             --               --
------------------------------------
Accumulated undistributed net
realized gain (loss) on investment
and foreign currency transactions       (282,153,562)      (75,306)       108,882         2,709,992
------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities in
foreign currencies                       544,541,337       195,683         46,038        11,063,852
-----------------------------------------------------------------------------------------------------
                                      $3,600,573,898    $2,670,796     $2,874,240       $96,874,453
=====================================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------------
Net assets                            $3,329,209,813       $24,538        $25,367       $43,157,339
------------------------------------
Shares outstanding                        89,883,249         2,315          2,298         6,393,854
------------------------------------
Net asset value per share                     $37.04        $10.60         $11.04             $6.75
-----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------------
Net assets                              $198,211,778       $24,551        $25,382                --
------------------------------------
Shares outstanding                         5,306,781         2,315          2,298                --
------------------------------------
Net asset value per share                     $37.35        $10.61         $11.05                --
-----------------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------------
Net assets                               $27,740,739           N/A            N/A               N/A
------------------------------------
Shares outstanding                           757,355           N/A            N/A               N/A
------------------------------------
Net asset value per share                     $36.63           N/A            N/A               N/A
-----------------------------------------------------------------------------------------------------

A CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------------
Net assets                               $39,375,615    $1,216,221     $1,636,262       $47,936,582
------------------------------------
Shares outstanding                         1,067,878       114,816        148,322         7,132,394
------------------------------------
Net asset value per share                     $36.87        $10.59         $11.03             $6.72
------------------------------------
Maximum offering price
(net asset value divided by 0.9425)           $39.12        $11.24         $11.70             $7.13
-----------------------------------------------------------------------------------------------------

B CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------------
Net assets                                $2,501,061      $771,570       $468,840        $2,366,590
------------------------------------
Shares outstanding                            69,235        73,761         42,793           356,771
------------------------------------
Net asset value per share                     $36.12        $10.46         $10.96             $6.63
-----------------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------------
Net assets                                $3,510,768      $609,408       $693,053        $3,413,942
------------------------------------
Shares outstanding                            97,119        58,259         63,256           512,681
------------------------------------
Net asset value per share                     $36.15        $10.46         $10.96             $6.66
-----------------------------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------------
Net assets                                   $24,124       $24,508        $25,336               N/A
------------------------------------
Shares outstanding                               652         2,315          2,298               N/A
------------------------------------
Net asset value per share                     $37.00        $10.59         $11.03               N/A
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
32

Statement of Operations

YEAR ENDED OCTOBER 31, 2005 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------------
                                                                       FUNDAMENTAL         NEW
                                           SELECT     CAPITAL GROWTH    EQUITY(1)    OPPORTUNITIES II
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
INCOME:
------------------------------------
Dividends (including $451,139
from affiliates  for Select,
and net of foreign taxes withheld
of $737,791, $159, $5 and $915,
respectively)                          $  52,329,711     $ 26,425       $ 21,225         $  441,812
------------------------------------
Interest                                   1,866,390           94          1,236             45,451
------------------------------------
Securities lending                           298,184           --             --                 --
-----------------------------------------------------------------------------------------------------
                                          54,494,285       26,519         22,461            487,263
-----------------------------------------------------------------------------------------------------

EXPENSES:
------------------------------------
Management fees                           37,902,378       21,281         15,524          1,283,128
------------------------------------
Distribution fees:
------------------------------------
  Advisor Class                               64,657           --             --                 --
------------------------------------
  B Class                                     18,491        4,549          2,529             14,615
------------------------------------
  C Class                                     28,771        3,986          3,533             17,925
------------------------------------
Service fees:
------------------------------------
  Advisor Class                               64,657           --             --                 --
------------------------------------
  B Class                                      6,164        1,516            843              4,872
------------------------------------
  C Class                                      9,591        1,329          1,178              5,975
------------------------------------
Service and distribution fees:
------------------------------------
  A Class                                     97,145        2,433          1,817             96,534
------------------------------------
  R Class                                         30           31             31                 --
------------------------------------
Directors' fees and expenses                  59,648           80             54              1,966
------------------------------------
Other expenses                                20,961          408            406              1,663
-----------------------------------------------------------------------------------------------------
                                          38,272,493       35,613         25,915          1,426,678
-----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)              16,221,792       (9,094)        (3,454)          (939,415)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------------
Investment transactions
(including $63,555,260
from affiliates for Select)              356,202,306      (38,559)       112,336          3,653,381
------------------------------------
Foreign currency transactions             17,921,945        2,592             --               (530)
-----------------------------------------------------------------------------------------------------
                                         374,124,251      (35,967)       112,336          3,652,851
-----------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
------------------------------------
Investments                             (132,901,031)     154,627         46,038          4,324,566
------------------------------------
Translation of assets and
liabilities in foreign currencies            174,291          564             --                 --
-----------------------------------------------------------------------------------------------------
                                        (132,726,740)     155,191         46,038          4,324,566
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                              241,397,511      119,224        158,374          7,977,417
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                        $ 257,619,303     $110,130       $154,920         $7,038,002
=====================================================================================================

(1) November 30, 2004 (fund inception) through October 31, 2005.

See Notes to Financial Statements.

------
33

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                     SELECT                       CAPITAL GROWTH
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS            2005              2004             2005        2004(1)
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income (loss)            $   16,221,792    $       (4,556)   $   (9,094)  $   (6,761)
--------------------------------------
Net realized gain (loss)                   374,124,251       273,150,403       (35,967)     (39,170)
--------------------------------------
Change in net unrealized
appreciation (depreciation)               (132,726,740)     (139,894,825)      155,191       40,492
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations           257,619,303       133,251,022       110,130       (5,439)
----------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
From net investment income:
--------------------------------------
  Investor Class                            (8,222,603)               --            --           --
--------------------------------------
  Institutional Class                         (906,228)               --            --           --
----------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                          (9,128,831)               --            --           --
----------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions           (509,449,921)     (370,465,757)    1,075,137    1,490,968
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     (260,959,449)     (237,214,735)    1,185,267    1,485,529

NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of period                      3,861,533,347     4,098,748,082     1,485,529           --
----------------------------------------------------------------------------------------------------
End of period                           $3,600,573,898    $3,861,533,347    $2,670,796   $1,485,529
====================================================================================================

Accumulated undistributed
net investment income                      $25,079,614          $168,258            --          $54
====================================================================================================

(1) February 27, 2004 (fund inception) through October 31, 2004.

See Notes to Financial Statements.
(continued)

------
34

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------
                                             FUNDAMENTAL
                                               EQUITY        NEW OPPORTUNITIES II
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS             2005(1)         2005           2004
------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------
Net investment income (loss)               $   (3,454)    $  (939,415)  $  (511,966)
---------------------------------------
Net realized gain (loss)                      112,336       3,652,851     4,382,876
---------------------------------------
Change in net unrealized
appreciation (depreciation)                    46,038       4,324,566      (239,059)
------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations              154,920       7,038,002     3,631,851
------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
------------------------------------------------------------------------------------
From net realized gains:
---------------------------------------
  Investor Class                                   --      (1,089,667)           --
---------------------------------------
  A Class                                          --        (642,139)           --
---------------------------------------
  B Class                                          --         (23,007)           --
---------------------------------------
  C Class                                          --         (25,472)           --
------------------------------------------------------------------------------------
Decrease in net assets
from distributions                                 --      (1,780,285)           --
------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions             2,719,320      29,905,813    24,426,403
------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS       2,874,240      35,163,530    28,058,254

NET ASSETS
------------------------------------------------------------------------------------
Beginning of period                                --      61,710,923    33,652,669
------------------------------------------------------------------------------------
End of period                              $2,874,240     $96,874,453   $61,710,923
====================================================================================

(1) November 30, 2004 (fund inception) through October 31, 2005.

See Notes to Financial Statements.

------
35

Notes to Financial Statements

OCTOBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Capital Growth
Fund (Capital Growth), Fundamental Equity Fund (Fundamental Equity) and New
Opportunities II Fund (New Opportunities II) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the
1940 Act. The funds' investment objective is to seek long-term capital growth.
Select and Capital Growth pursue this objective by purchasing stocks of larger-sized companies that they believe will increase in value over time.
Fundamental Equity looks for common stocks that the fund's manager believes are attractively priced relative to the companies' earnings growth potential and dividend yields. New Opportunities II pursues its objective by purchasing stocks of smaller-sized companies that it believes will increase in value over time.
The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Select is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class, the C Class
and the R Class. Capital Growth and Fundamental Equity are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C
Class and the R Class. New Opportunities II is authorized to issue the Investor
Class, the Institutional Class, the A Class, the B Class and the C Class. The A
Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.
Sale of Capital Growth's A Class, B Class and C Class commenced on February 27,
2004. Sale of Fundamental Equity's A Class, B Class and C Class commenced on
November 30, 2004. Sale of Fundamental Equity's and Capital Growth's Investor
Class, Institutional Class and R Class commenced on July 29, 2005. Sale of
Select's R Class commenced on July 29, 2005. Sale of New Opportunities II's
Institutional Class had not commenced as of October 31, 2005.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the funds to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Select may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. Select continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

(continued)

------
36

Notes to Financial Statements

OCTOBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
37

Notes to Financial Statements

OCTOBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of Select, Capital Growth and
Fundamental Equity, as applicable, is as follows:

--------------------------------------------------------------------------------
                               INVESTOR,
                              A, B, C & R       INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion                1.000%             0.800%            0.750%
--------------------------------------------------------------------------------
Next $5 billion                 0.990%             0.790%            0.740%
--------------------------------------------------------------------------------
Next $5 billion                 0.980%             0.780%            0.730%
--------------------------------------------------------------------------------
Next $5 billion                 0.970%             0.770%            0.720%
--------------------------------------------------------------------------------
Next $5 billion                 0.950%             0.750%            0.700%
--------------------------------------------------------------------------------
Next $5 billion                 0.900%             0.700%            0.650%
--------------------------------------------------------------------------------
Over $30 billion                0.800%             0.600%            0.550%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of New Opportunities II is as follows:

--------------------------------------------------------------------------------
                                                  INVESTOR,
                                                  A, B & C       INSTITUTIONAL
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million                                  1.50%            1.30%
--------------------------------------------------------------------------------
Next $250 million                                   1.30%            1.10%
--------------------------------------------------------------------------------
Over $500 million                                   1.10%            0.90%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the funds for the year ended October 31, 2005, was as follows:

--------------------------------------------------------------------------------
                           INVESTOR,
                           A, B & C     INSTITUTIONAL    ADVISOR      R
--------------------------------------------------------------------------------
Select                       1.00%          0.80%         0.75%     1.00%
--------------------------------------------------------------------------------
Capital Growth               1.00%          0.80%          N/A      1.00%
--------------------------------------------------------------------------------
Fundamental Equity           1.00%          0.80%          N/A      1.00%
--------------------------------------------------------------------------------
New Opportunities II         1.50%           --            N/A       N/A
--------------------------------------------------------------------------------

(continued)

------
38

Notes to Financial Statements

OCTOBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class Plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                   B & C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25% and 0.50%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for
Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A, B, C and R
Class shares. Fees incurred under the plans during the year ended October 31,
2005, are detailed in the Statement of Operations.

OTHER EXPENSES -- A portion of other expenses was due to nonrecurring expenses paid by the funds. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.02% for Capital Growth's A Class,
B Class and C Class. The impact was 0.03% for Fundamental Equity's A Class, B
Class and C Class.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC (formerly American Century
Services Corporation). As of October 31, 2005 the outstanding shares owned by the investment advisor of Capital Growth and Fundamental Equity is 42% and 41%,
respectively.

The funds have a bank line of credit agreement and Select has a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2005 (except as noted), were as follows:

--------------------------------------------------------------------------------------
                                                         FUNDAMENTAL       NEW
                          SELECT       CAPITAL GROWTH     EQUITY(1)   OPPORTUNITIES II
--------------------------------------------------------------------------------------
Purchases             $2,068,160,002     $3,318,450      $4,219,011     $255,649,944
--------------------------------------------------------------------------------------
Proceeds from sales   $2,489,937,652     $2,301,975      $1,650,206     $226,134,056
--------------------------------------------------------------------------------------

(1) November 30, 2004 (fund inception) through October 31, 2005.

(continued)

------
39

Notes to Financial Statements

OCTOBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

-----------------------------------------------------------------------------------------------
                                                     SELECT                    CAPITAL GROWTH
-----------------------------------------------------------------------------------------------
                                             SHARES          AMOUNT          SHARES     AMOUNT
-----------------------------------------------------------------------------------------------
INVESTOR CLASS
-----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                         400,000,000                     200,000,000
===============================================================================================
Sold                                        2,329,186    $  86,028,299          2,315   $25,000
----------------------------------------
Issued in reinvestment of distributions       205,594        7,839,288             --        --
----------------------------------------
Redeemed                                  (15,105,345)    (559,650,047)            --        --
-----------------------------------------------------------------------------------------------
Net increase (decrease)                   (12,570,565)   $(465,782,460)         2,315   $25,000
===============================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                         360,000,000                             N/A
===============================================================================================
Sold                                        3,624,507    $ 128,959,593
----------------------------------------
Redeemed                                  (14,501,975)    (516,136,114)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                   (10,877,468)   $(387,176,521)
===============================================================================================

INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                          40,000,000                      50,000,000
===============================================================================================
Sold                                          787,845     $ 29,427,489          2,315   $25,000
----------------------------------------
Issued in reinvestment of distributions        23,580          904,984             --        --
----------------------------------------
Redeemed                                   (2,196,445)     (82,020,207)            --        --
-----------------------------------------------------------------------------------------------
Net increase (decrease)                    (1,385,020)    $(51,687,734)         2,315   $25,000
===============================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                          40,000,000                             N/A
===============================================================================================
Sold                                        1,041,936     $ 37,331,163
----------------------------------------
Redeemed                                   (1,105,498)     (39,531,415)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                       (63,562)    $ (2,200,252)
===============================================================================================

ADVISOR CLASS
-----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                         100,000,000                             N/A
===============================================================================================
Sold                                          370,390      $13,556,620
----------------------------------------
Redeemed                                     (270,260)      (9,880,731)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                       100,130      $ 3,675,889
===============================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                         100,000,000                             N/A
===============================================================================================
Sold                                          308,352     $ 10,860,454
----------------------------------------
Redeemed                                     (521,487)     (18,372,964)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                      (213,135)    $ (7,512,510)
===============================================================================================

(1) July 29, 2005 (commencement of sale) through October 31, 2005 for Capital Growth.

(continued)

------
40

Notes to Financial Statements

OCTOBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------------------
                                            SELECT                   CAPITAL GROWTH
--------------------------------------------------------------------------------------------
                                      SHARES       AMOUNT          SHARES        AMOUNT
--------------------------------------------------------------------------------------------
A CLASS
--------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                  25,000,000                   100,000,000
============================================================================================
Sold                                  387,713    $14,274,351         74,965    $ 781,912
-------------------------------
Redeemed                             (261,180)    (9,636,831)       (30,129)    (315,023)
--------------------------------------------------------------------------------------------
Net increase (decrease)               126,533    $ 4,637,520         44,836    $ 466,889
============================================================================================
YEAR ENDED OCTOBER 31, 2004(1)
SHARES AUTHORIZED                  25,000,000                   100,000,000
============================================================================================
Sold                                  726,527    $25,737,099         69,980     $690,177
-------------------------------
Redeemed                              (90,804)    (3,183,330)            --           --
--------------------------------------------------------------------------------------------
Net increase (decrease)               635,723    $22,553,769         69,980     $690,177
============================================================================================

B CLASS
--------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                  25,000,000                   100,000,000
============================================================================================
Sold                                   12,793      $ 462,676         29,996     $310,296
-------------------------------
Redeemed                               (9,993)      (361,099)        (1,968)     (20,033)
--------------------------------------------------------------------------------------------
Net increase (decrease)                 2,800      $ 101,577         28,028     $290,263
============================================================================================
YEAR ENDED OCTOBER 31, 2004(1)
SHARES AUTHORIZED                  25,000,000                   100,000,000
============================================================================================
Sold                                   37,593     $1,318,038         45,733     $452,333
-------------------------------
Redeemed                               (1,950)       (67,594)            --           --
--------------------------------------------------------------------------------------------
Net increase (decrease)                35,643     $1,250,444         45,733     $452,333
============================================================================================

C CLASS
--------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                  25,000,000                   100,000,000
============================================================================================
Sold                                   34,085    $ 1,240,344         23,437     $243,705
-------------------------------
Redeemed                              (46,000)    (1,660,057)           (69)        (720)
--------------------------------------------------------------------------------------------
Net increase (decrease)               (11,915)   $  (419,713)        23,368     $242,985
============================================================================================
YEAR ENDED OCTOBER 31, 2004(1)
SHARES AUTHORIZED                  25,000,000                   100,000,000
============================================================================================
Sold                                   86,243     $3,002,834         34,974     $349,262
-------------------------------
Redeemed                              (11,068)      (383,521)           (83)        (804)
--------------------------------------------------------------------------------------------
Net increase (decrease)                75,175     $2,619,313         34,891     $348,458
============================================================================================

R CLASS
--------------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2005(2)
SHARES AUTHORIZED                  60,000,000                    60,000,000
============================================================================================
Sold                                      652        $25,000          2,315     $25,000
============================================================================================

(1) February 27, 2004 (fund inception) through October 31, 2004 for Capital
    Growth.

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(continued)

------
41

Notes to Financial Statements

OCTOBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------------------------
                                              FUNDAMENTAL EQUITY           NEW OPPORTUNITIES II
--------------------------------------------------------------------------------------------------
                                             SHARES         AMOUNT        SHARES         AMOUNT
--------------------------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                         200,000,000                  250,000,000
==================================================================================================
Sold                                            2,298       $25,000      1,455,830    $ 9,655,038
----------------------------------------
Issued in reinvestment of distributions            --            --        149,816        991,781
----------------------------------------
Redeemed                                           --            --     (1,401,320)    (9,196,936)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                         2,298       $25,000        204,326    $ 1,449,883
==================================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                 N/A                  250,000,000
==================================================================================================
Sold                                                                     1,408,981    $ 8,685,743
----------------------------------------
Redeemed                                                                  (870,628)    (5,433,330)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                                                    538,353    $ 3,252,413
==================================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                          50,000,000                   50,000,000
==================================================================================================
Sold                                            2,298       $25,000             --             --
==================================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                 N/A                   50,000,000
==================================================================================================

A CLASS
--------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005(2)
SHARES AUTHORIZED                          50,000,000                   25,000,000
==================================================================================================
Sold                                          150,138    $1,576,978      5,225,025    $34,107,420
----------------------------------------
Issued in reinvestment of distributions            --            --         95,581        631,788
----------------------------------------
Redeemed                                       (1,816)      (18,703)    (1,436,356)    (9,368,616)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                       148,322    $1,558,275      3,884,250    $25,370,592
==================================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                 N/A                   25,000,000
==================================================================================================
Sold                                                                     3,302,884    $20,304,602
----------------------------------------
Redeemed                                                                  (209,957)    (1,284,533)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  3,092,927    $19,020,069
==================================================================================================

(1) July 29, 2005 (commencement of sale) through October 31, 2005 for
    Fundamental Equity.

(2) November 30, 2004 (fund inception) through October 31, 2005 for
    Fundamental Equity.

(continued)

------
42

Notes to Financial Statements

OCTOBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

---------------------------------------------------------------------------------------------
                                            FUNDAMENTAL EQUITY         NEW OPPORTUNITIES II
---------------------------------------------------------------------------------------------
                                            SHARES       AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------------------------
B CLASS
---------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                         50,000,000                25,000,000
=============================================================================================
Sold                                          42,793    $434,494       174,231    $1,127,541
----------------------------------------
Issued in reinvestment of distributions           --          --         3,232        21,235
----------------------------------------
Redeemed                                          --          --        (8,896)      (58,520)
---------------------------------------------------------------------------------------------
Net increase (decrease)                       42,793    $434,494       168,567    $1,090,256
=============================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                N/A                25,000,000
=============================================================================================
Sold                                                                   168,526    $1,021,035
----------------------------------------
Redeemed                                                               (17,922)     (112,383)
---------------------------------------------------------------------------------------------
Net increase (decrease)                                                150,604    $  908,652
=============================================================================================

C CLASS
---------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                         50,000,000                25,000,000
=============================================================================================
Sold                                          63,517    $654,278       370,046    $2,417,865
----------------------------------------
Issued in reinvestment of distributions           --          --         2,993        19,722
----------------------------------------
Redeemed                                        (261)     (2,727)      (68,888)     (442,505)
---------------------------------------------------------------------------------------------
Net increase (decrease)                       63,256    $651,551       304,151    $1,995,082
=============================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                N/A                25,000,000
=============================================================================================
Sold                                                                   213,716    $1,313,126
----------------------------------------
Redeemed                                                               (11,191)      (67,857)
---------------------------------------------------------------------------------------------
Net increase (decrease)                                                202,525    $1,245,269
=============================================================================================

R CLASS
---------------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2005(2)
SHARES AUTHORIZED                         60,000,000                       N/A
=============================================================================================
Sold                                           2,298     $25,000
=============================================================================================

(1) November 30, 2004 (fund inception) through October 31, 2005 for Fundamental
    Equity.

(2) July 29, 2005 (commencement of sale) through October 31, 2005 for
    Fundamental Equity.

(continued)

------
43

Notes to Financial Statements

OCTOBER 31, 2005

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2005 follows:

-------------------------------------------------------------------------------------------------------
                                                                                   OCTOBER 31, 2005
                   SHARE BALANCE  PURCHASE      SALES        REALIZED   DIVIDEND    SHARE      MARKET
FUND/COMPANY         10/31/04       COST        COST        GAIN (LOSS)  INCOME    BALANCE     VALUE
-------------------------------------------------------------------------------------------------------
SELECT
-------------------------------------------------------------------------------------------------------
Four Seasons
Hotels Inc.(1)(2)   1,960,000        --     $ 48,114,078    $61,560,207  $110,995  310,888  $16,672,923
-----------------
Yankee Candle
Company Inc.(2)     4,347,500        --      119,189,777      1,995,053   340,144    --         --
-------------------------------------------------------------------------------------------------------
                                     --     $167,303,855    $63,555,260  $451,139           $16,672,923
=======================================================================================================

(1) Security, or a portion thereof, was on loan as of October 31, 2005.

(2) Company was not an affiliate at October 31, 2005.

6. SECURITIES LENDING

As of October 31, 2005, securities in Select valued at $197,483,702 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$198,917,941. Select's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by Select may be delayed or limited.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$575,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended
October 31, 2005.

8. RISK FACTORS

New Opportunities II concentrates its investments in common stocks of small companies.  Because of this, New Opportunities II may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

(continued)

------
44

Notes to Financial Statements

OCTOBER 31, 2005

9. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 (except as noted) were as follows:

--------------------------------------------------------------------------------
                                     SELECT                 CAPITAL GROWTH
--------------------------------------------------------------------------------
                             2005           2004          2005        2004(1)
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income           $9,128,831         --            --           --
--------------------------------------------------------------------------------
Long-term capital gains       --             --            --           --
--------------------------------------------------------------------------------

(1) February 27, 2004 (fund inception) through October 31, 2004.

--------------------------------------------------------------------------------
                            FUNDAMENTAL
                              EQUITY               NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
                             2005(1)             2005                2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                --              $995,034               --
--------------------------------------------------------------------------------
Long-term capital gains        --              $785,251               --
--------------------------------------------------------------------------------

(1) November 30, 2004 (fund inception) through October 31, 2005.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                     FUNDAMENTAL       NEW
                                                        SELECT       CAPITAL GROWTH    EQUITY     OPPORTUNITIES II
------------------------------------------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
------------------------------------------------------------------------------------------------------------------
Federal tax cost of investments                     $3,262,599,533    $2,418,951     $2,785,003      $87,763,203
==================================================================================================================
Gross tax appreciation of investments                $ 640,782,030      $221,177       $122,459      $12,875,411
---------------------------------------------
Gross tax depreciation of investments                 (104,946,546)      (34,534)       (80,293)      (2,055,196)
------------------------------------------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments   $ 535,835,484      $186,643       $ 42,166      $10,820,215
==================================================================================================================
Net tax appreciation (depreciation)
on derivatives and translation of assets
and liabilities in foreign currencies                      (41,201)          108             --               --
------------------------------------------------------------------------------------------------------------------
Net tax appreciation (depreciation)                   $535,794,283      $186,751        $42,166      $10,820,215
==================================================================================================================
Undistributed ordinary income                        $  25,284,676            --       $112,754       $1,352,389
---------------------------------------------
Accumulated long-term gains                                     --            --             --       $1,601,240
---------------------------------------------
Accumulated capital losses                           $(273,611,570)     $(66,374)            --               --
------------------------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and return of capital dividends received.

(continued)

------
45

Notes to Financial Statements

OCTOBER 31, 2005

9. FEDERAL TAX INFORMATION (CONTINUED)

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
                        2010           2011         2012           2013
--------------------------------------------------------------------------------
Select             $(273,611,570)       --           --             --
--------------------------------------------------------------------------------
Capital Growth           --             --        $(28,366)      $(38,008)
--------------------------------------------------------------------------------

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the following ordinary income distributions paid during the fiscal year ended October 31, 2005, qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
     SELECT        CAPITAL GROWTH    FUNDAMENTAL EQUITY     NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
   $9,128,831            --                  --                   $128,835
--------------------------------------------------------------------------------

The funds hereby designate qualified dividend income for the fiscal year ended
October 31, 2005, as
follows:

--------------------------------------------------------------------------------
     SELECT      CAPITAL GROWTH     FUNDAMENTAL EQUITY      NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
   $9,128,831          --                   --                    $148,442
--------------------------------------------------------------------------------

New Opportunities II hereby designates $785,251 of capital gain dividends for the fiscal year ended October 31, 2005.

------
46

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
----------------------------------------------------------------------------------------------
                                                              INVESTOR CLASS
----------------------------------------------------------------------------------------------
                                              2005      2004      2003      2002       2001
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $34.80    $33.77    $28.91    $34.94     $52.20
----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)              0.15      --(2)     0.01      0.07       0.06
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      2.17      1.03      4.92     (6.04)    (14.53)
----------------------------------------------------------------------------------------------
  Total From Investment Operations             2.32      1.03      4.93     (5.97)    (14.47)
----------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                  (0.08)     --       (0.07)    (0.06)       --
------------------------------------------
  From Net Realized Gains                       --       --         --        --       (2.79)
----------------------------------------------------------------------------------------------
  Total Distributions                         (0.08)     --       (0.07)    (0.06)     (2.79)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $37.04    $34.80    $33.77    $28.91     $34.94
==============================================================================================
  TOTAL RETURN(3)                              6.67%     3.05%    17.11%   (17.11)%   (28.93)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.00%     1.00%     1.00%      1.00%      1.00%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.42%   (0.01)%     0.03%      0.21%      0.15%
------------------------------------------
Portfolio Turnover Rate                          55%       48%       84%       168%        98%
------------------------------------------
Net Assets, End of Period (in millions)       $3,329    $3,565    $3,828     $3,522     $4,745
----------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
47

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------
                                               2005       2004       2003      2002       2001
-------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $35.09     $33.99     $29.10    $35.16     $52.36
-------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)              0.24       0.07       0.07      0.13       0.14
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      2.18       1.03       4.95     (6.06)    (14.55)
-------------------------------------------------------------------------------------------------
  Total From Investment Operations             2.42       1.10       5.02     (5.93)    (14.41)
-------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                  (0.16)       --       (0.13)    (0.13)       --
------------------------------------------
  From Net Realized Gains                       --         --         --        --       (2.79)
-------------------------------------------------------------------------------------------------
  Total Distributions                         (0.16)       --       (0.13)    (0.13)     (2.79)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $37.35     $35.09     $33.99    $29.10     $35.16
=================================================================================================
  TOTAL RETURN(2)                              6.87%      3.24%     17.34%   (16.93)%   (28.71)%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          0.80%      0.80%      0.80%      0.80%      0.80%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.62%      0.19%      0.23%      0.41%      0.35%
------------------------------------------
Portfolio Turnover Rate                          55%        48%        84%       168%        98%
------------------------------------------
Net Assets, End of Period (in thousands)    $198,212   $234,815   $229,596   $185,897   $181,708
-------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
48

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------
                                                              ADVISOR CLASS
-----------------------------------------------------------------------------------------------
                                              2005     2004      2003      2002       2001
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $34.43    $33.49    $28.66    $34.68     $52.01
-----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             0.04     (0.09)    (0.07)    (0.02)     (0.04)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     2.16      1.03      4.90     (6.00)    (14.50)
-----------------------------------------------------------------------------------------------
  Total From Investment Operations            2.20      0.94      4.83     (6.02)    (14.54)
-----------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                   --        --       --(2)      --         --
------------------------------------------
  From Net Realized Gains                      --        --       --         --       (2.79)
-----------------------------------------------------------------------------------------------
  Total Distributions                          --        --       --(2)      --       (2.79)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $36.63    $34.43    $33.49    $28.66     $34.68
===============================================================================================
  TOTAL RETURN(3)                             6.39%     2.81%    16.86%   (17.36)%   (29.18)%

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.25%     1.25%     1.25%      1.25%      1.25%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.17%   (0.26)%   (0.22)%    (0.04)%    (0.10)%
------------------------------------------
Portfolio Turnover Rate                         55%       48%       84%       168%        98%
------------------------------------------
Net Assets, End of Period (in thousands)    $27,741   $22,626   $29,152    $20,432     $23,389
-----------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
49

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                           A CLASS
--------------------------------------------------------------------------------
                                                   2005      2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $34.66    $33.72       $27.75
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)                   0.04     (0.10)       (0.14)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)           2.17      1.04         6.11
--------------------------------------------------------------------------------
  Total From Investment Operations                  2.21      0.94         5.97
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $36.87    $34.66       $33.72
================================================================================
  TOTAL RETURN(3)                                   6.38%     2.79%       21.51%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                               1.25%     1.25%     1.25%(4)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                               0.17%   (0.26)%   (0.56)%(4)
------------------------------------------
Portfolio Turnover Rate                               55%       48%       84%(5)
------------------------------------------
Net Assets, End of Period (in thousands)          $39,376   $32,624      $10,305
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
50

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                         B CLASS
--------------------------------------------------------------------------------
                                                 2005       2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $34.21     $33.53       $27.75
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                (0.22)     (0.35)       (0.31)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)         2.13       1.03         6.09
--------------------------------------------------------------------------------
  Total From Investment Operations                1.91       0.68         5.78
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $36.12     $34.21       $33.53
================================================================================
  TOTAL RETURN(3)                                 5.58%      2.03%       20.83%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             2.00%      2.00%     2.00%(4)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           (0.58)%    (1.01)%   (1.28)%(4)
-----------------------------------------
Portfolio Turnover Rate                             55%        48%       84%(5)
-----------------------------------------
Net Assets, End of Period (in thousands)         $2,501     $2,273       $1,032
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
51

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                          C CLASS
--------------------------------------------------------------------------------
                                                  2005      2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $34.23    $33.56        $27.75
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)                 (0.22)    (0.36)        (0.31)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)          2.14      1.03          6.12
--------------------------------------------------------------------------------
  Total From Investment Operations                 1.92      0.67          5.81
--------------------------------------------------------------------------------
Net Asset Value, End of Period                   $36.15    $34.23        $33.56
================================================================================
  TOTAL RETURN(3)                                  5.58%     2.03%        20.94%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                              2.00%     2.00%      2.00%(4)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                            (0.58)%   (1.01)%    (1.28)%(4)
-------------------------------------------
Portfolio Turnover Rate                              55%       48%        84%(5)
-------------------------------------------
Net Assets, End of Period (in thousands)          $3,511    $3,733        $1,136
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
52

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $38.34
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       (0.05)
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (1.29)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (1.34)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $37.00
================================================================================
  TOTAL RETURN(3)                                                       (3.50)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.50%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.50)%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                  55%(5)
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $24
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
53

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                      INVESTOR
                                                                        CLASS
--------------------------------------------------------------------------------
                                                                      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        --(3)
---------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.20)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.20)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.60
================================================================================
  TOTAL RETURN(4)                                                       (1.85)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.00%(5)
---------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.12)%(5)
---------------------------------------------------------------
Portfolio Turnover Rate                                                 110%(6)
---------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $25
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
54

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        --(3)
---------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.19)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.19)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.61
================================================================================
  TOTAL RETURN(4)                                                       (1.76)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      0.80%(5)
---------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets            0.08%(5)
---------------------------------------------------------------
Portfolio Turnover Rate                                                 110%(6)
---------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $25
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
55

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                 A CLASS
--------------------------------------------------------------------------------
                                                            2005        2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $9.89        $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------
  Net Investment Income (Loss)(2)                           --(3)        (0.03)
------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                   0.70         (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations                          0.70         (0.11)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $10.59         $9.89
================================================================================
  TOTAL RETURN(4)                                           7.08%        (1.10)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                       1.27%       1.25%(5)
------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     (0.03)%     (0.43)%(5)
------------------------------------------------
Portfolio Turnover Rate                                      110%            87%
------------------------------------------------
Net Assets, End of Period (in thousands)                   $1,216           $692
--------------------------------------------------------------------------------

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
56

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                            B CLASS
--------------------------------------------------------------------------------
                                                       2005        2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $9.84        $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------
  Net Investment Income (Loss)(2)                     (0.08)        (0.08)
---------------------------------------------
  Net Realized and Unrealized Gain (Loss)              0.70         (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations                     0.62         (0.16)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                       $10.46         $9.84
================================================================================
  TOTAL RETURN(3)                                      6.30%        (1.60)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                  2.02%       2.00%(4)
---------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                (0.78)%     (1.17)%(4)
---------------------------------------------
Portfolio Turnover Rate                                 110%            87%
---------------------------------------------
Net Assets, End of Period (in thousands)                $772           $450
--------------------------------------------------------------------------------

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
57

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                         C CLASS
--------------------------------------------------------------------------------
                                                    2005         2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $9.84        $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------
  Net Investment Income (Loss)(2)                   (0.08)        (0.08)
----------------------------------------------
  Net Realized and Unrealized Gain (Loss)            0.70         (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations                   0.62         (0.16)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $10.46         $9.84
================================================================================
  TOTAL RETURN(3)                                    6.30%        (1.60)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                2.02%       2.00%(4)
----------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              (0.78)%     (1.18)%(4)
----------------------------------------------
Portfolio Turnover Rate                               110%            87%
----------------------------------------------
Net Assets, End of Period (in thousands)              $609           $343
--------------------------------------------------------------------------------

(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
58

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       (0.02)
-----------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.19)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.21)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.59
================================================================================
  TOTAL RETURN(3)                                                       (1.94)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.50%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.62)%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                                 110%(5)
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $25
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
59

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                      INVESTOR
                                                                        CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.88
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.02
---------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                0.14
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.16
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $11.04
================================================================================
  TOTAL RETURN(3)                                                        1.47%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.00%(4)
---------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           0.59%(4)
---------------------------------------------------------------
Portfolio Turnover Rate                                                101%(5)
---------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $25
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 2004 (fund inception) through
    October 31, 2005.

See Notes to Financial Statements.

------
60

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                        CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.88
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.02
---------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                0.15
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.17
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $11.05
================================================================================
  TOTAL RETURN(3)                                                        1.56%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     0.80%(4)
---------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           0.79%(4)
---------------------------------------------------------------
Portfolio Turnover Rate                                                101%(5)
---------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $25
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 2004 (fund inception) through
    October 31, 2005.

See Notes to Financial Statements.

------
61

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       A CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.02
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.01
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.03
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $11.03
================================================================================
  TOTAL RETURN(3)                                                       10.30%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.28%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           0.17%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                   101%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $1,636
--------------------------------------------------------------------------------

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
62

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       B CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       (0.06)
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.02
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.96
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.96
================================================================================
  TOTAL RETURN(3)                                                        9.60%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.03%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.58)%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                   101%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $469
--------------------------------------------------------------------------------

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
63

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       (0.06)
----------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.02
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.96
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.96
================================================================================
  TOTAL RETURN(3)                                                        9.60%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.03%(4)
----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.58)%(4)
----------------------------------------------------------------
Portfolio Turnover Rate                                                   101%
----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $693
--------------------------------------------------------------------------------

(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
64

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.88
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        --(3)
---------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                0.15
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.15
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $11.03
================================================================================
  TOTAL RETURN(4)                                                        1.38%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.50%(5)
---------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           0.09%(5)
---------------------------------------------------------------
Portfolio Turnover Rate                                                101%(6)
---------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $25
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 2004 (fund inception) through
    October 31, 2005.

See Notes to Financial Statements.

------
65

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
----------------------------------------------------------------------------------------------
                                              2005      2004      2003     2002       2001(1)
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $6.29     $5.75     $4.15    $4.52        $5.00
----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)            (0.06)    (0.07)    (0.05)   (0.05)       (0.01)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     0.69      0.61      1.65    (0.32)       (0.47)
----------------------------------------------------------------------------------------------
  Total From Investment Operations            0.63      0.54      1.60    (0.37)       (0.48)
----------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                    (0.17)      --        --       --           --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $6.75     $6.29     $5.75    $4.15        $4.52
==============================================================================================
  TOTAL RETURN(3)                            10.14%     9.39%    38.55%   (8.19)%      (9.60)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.50%     1.50%     1.50%     1.50%     1.50%(4)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.93)%   (1.09)%   (1.11)%   (1.02)%   (0.81)%(4)
------------------------------------------
Portfolio Turnover Rate                        269%      255%      236%      182%          89%
------------------------------------------
Net Assets, End of Period (in thousands)    $43,157   $38,917   $32,512   $25,479      $18,217
----------------------------------------------------------------------------------------------

(1) June 1, 2001 (fund inception) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
66

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                               A CLASS
--------------------------------------------------------------------------------
                                                 2005       2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $6.26      $5.74        $4.15
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)               (0.08)     (0.08)       (0.05)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)        0.70       0.60         1.64
--------------------------------------------------------------------------------
  Total From Investment Operations               0.62       0.52         1.59
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Realized Gains                       (0.16)       --           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $6.72      $6.26        $5.74
================================================================================
  TOTAL RETURN(3)                                9.91%      9.06%       38.31%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            1.75%      1.75%     1.75%(4)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          (1.18)%    (1.34)%   (1.47)%(4)
-------------------------------------------
Portfolio Turnover Rate                           269%       255%      236%(5)
-------------------------------------------
Net Assets, End of Period (in thousands)       $47,937    $20,337         $891
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
67

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                            B CLASS
--------------------------------------------------------------------------------
                                                  2005       2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $6.18      $5.71        $4.15
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)                (0.13)     (0.13)       (0.08)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)         0.69       0.60         1.64
--------------------------------------------------------------------------------
  Total From Investment Operations                0.56       0.47         1.56
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Realized Gains                        (0.11)       --           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                   $6.63      $6.18        $5.71
================================================================================
  TOTAL RETURN(3)                                 9.03%      8.23%       37.59%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             2.50%      2.50%     2.50%(4)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           (1.93)%    (2.09)%   (2.20)%(4)
-------------------------------------------
Portfolio Turnover Rate                            269%       255%      236%(5)
-------------------------------------------
Net Assets, End of Period (in thousands)         $2,367     $1,163         $215
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
68

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------
                                                                  C CLASS
------------------------------------------------------------------------------------------
                                                    2005           2004            2003(1)
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $6.20          $5.73             $4.15
------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------
  Net Investment Income (Loss)(2)                  (0.13)         (0.13)            (0.07)
---------------------------------------------
  Net Realized and Unrealized Gain (Loss)           0.70           0.60              1.65
------------------------------------------------------------------------------------------
  Total From Investment Operations                  0.57           0.47              1.58
------------------------------------------------------------------------------------------
Distributions
---------------------------------------------
  From Net Realized Gains                          (0.11)           --                --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $6.66          $6.20             $5.73
==========================================================================================
  TOTAL RETURN(3)                                   9.16%          8.20%            38.07%

------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                               2.50%          2.50%       2.22%(4)(5)
---------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                             (1.93)%        (2.09)%     (1.97)%(4)(5)
---------------------------------------------
Portfolio Turnover Rate                              269%           255%           236%(6)
---------------------------------------------
Net Assets, End of Period (in thousands)           $3,414         $1,294               $34
------------------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During a portion of the period ended October 31, 2003, the distributor agreed to voluntarily waive the distribution and service fees. Had fees not been waived the annualized ratio of operating expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been 2.50% and (2.25)%, respectively.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
69

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Capital Growth Fund, Fundamental
Equity Fund and New Opportunities II Fund, (collectively the "Funds"), four of the mutual funds comprising American Century Mutual Funds, Inc., as of October
31, 2005, and the related statements of operations for the periods then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of October 31, 2005, the results of their operations for the period then ended, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 9, 2005

------
70

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 24

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
71

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 10

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, American Italian Pasta Company
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

LENGTH OF TIME SERVED (YEARS): 46

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

LENGTH OF TIME SERVED (YEARS): 14

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chief Executive
Officer, ACC (June 1996 to September 2000); Chairman, ACS LLC and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
72

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September 2000); Also serves as: Chief
Executive Officer and President, ACIS, ACGIM, ACIM and other ACC  subsidiaries;
Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM, ACGIM, ACS LLC and
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 4 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice  President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
73

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors and its committees oversee and evaluate at quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services and feedback, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also hold special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "Independent 15(c) Providers") concerning Select and New Opportunities II
(collectively, the "funds") and the services provided to the funds under the management agreement. The information included, but was not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and two special meetings to review and discuss the information provided by the advisor and the Independent 15(c) Providers and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate

(continued)

------
74

Approval of Management Agreements

the advisor's performance as manager of the funds.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
Independent 15(c) Providers, and its independent counsel and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolios

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objective and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the funds. If performance concerns are identified, the Directors discuss with the advisor and its

(continued)

------
75

Approval of Management Agreements

portfolio managers the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
Annually, the Directors review detailed performance information, as provided by the Independent 15(c) Providers, comparing the funds' performance with that of similar funds not managed by the advisor. During the past year, Select's performance was above the median performance of its peer group. New
Opportunities II's performance was below the median of its peer group for the one year period and above the median for the three year period during part of the past year. The Directors discussed New Opportunities II's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.
The Directors will continue to monitor those efforts and the performance of the funds.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure with precision, particularly on a fund-by-fund basis. This analysis is further complicated by the fact that the advisor is required to make a continuing reinvestment in the business to provide additional content and services

(continued)

------
76

Approval of Management Agreements

for fund shareholders. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various services to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing any economies of scale through a competitive fee structure, through breakpoints that reduce fees as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Select was at the median of the total expense ratio of its peer group. The unified fee charged to shareholders of New Opportunities
II was slightly above the median of the total expense ratio of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary

(continued)

------
77

Approval of Management Agreements

business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are modest in comparison to the funds and that, in any event, the addition of such other assets to the assets of the funds that use substantially the same investment management team and strategy to determine whether breakpoints have been achieved captures for the shareholders a portion of any benefit that exists by accelerating fee reductions as breakpoints are reached at lower fund asset levels.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and the
Independent 15(c) Providers concluded (i) that the investment management agreement between Select and the advisor is fair and reasonable in light of the services provided and should be renewed and (ii) negotiated changes to the breakpoint schedule used to calculate the management fee of New Opportunities
II. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2005, will accelerate management fee reductions at lower asset levels than under the existing structure. Following these negotiations with the advisor, the Directors concluded that the investment management agreement between New Opportunities II and the advisor, amended as described above, is fair and reasonable in light of the services provided and should be renewed.

FEE ADJUSTMENTS

Capital Growth's board of directors originally approved its management agreement
November 14, 2003. Fundamental Equity's board of directors originally approved its management agreement May 21, 2004. As a result, the board has not yet considered the renewal of these agreements. However, in connection with the renewal of the management agreements of other American Century funds, the board of directors and the advisor agreed to adjust the breakpoint schedule used to calculate Capital Growth's and Fundamental Equity's investment advisory fees in order to maintain consistency with similar American Century funds. The new fee schedule, effective July 29, 2005, will accelerate management fee reductions at lower asset levels than under the existing structure, resulting in lower fees to shareholders once those asset levels have been achieved.

------
78

Share Class Information

Seven classes of shares are authorized for sale by Select: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, C Class and R Class. Six
classes of shares are authorized for sale by Capital Growth and Fundamental
Equity: Investor Class, Institutional Class, A Class, B Class, C Class and R
Class. Five classes of shares are authorized for sale by New Opportunities II:
Investor Class, Institutional Class, A Class, B Class and C Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, A Class, B Class, C Class and
R Class shares are higher than that of Investor Class shares. SELECT AND NEW
OPPORTUNITIES II ARE CLOSED TO NEW SELF-DIRECTED RETAIL INVESTORS, BUT ARE
AVAILABLE THROUGH FINANCIAL INTERMEDIARIES. SELF-DIRECTED RETAIL INVESTORS WITH
OPEN ACCOUNTS MAY MAKE ADDITIONAL INVESTMENTS AND REINVEST DIVIDENDS AND CAPITAL
GAINS DISTRIBUTIONS AS LONG AS SUCH ACCOUNTS REMAIN OPEN. CAPITAL GROWTH AND
FUNDAMENTAL EQUITY ARE NOT AVAILABLE TO SELF-DIRECTED RETAIL INVESTORS, BUT ARE
AVAILABLE THROUGH FINANCIAL INTERMEDIARIES.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A
Class shares. The unified management fee for A Class shares is the same

(continued)

------
79

Share Class Information

as for Investor Class shares. A Class shares also are subject to a 0.25% annual
Rule 12b-1 service and distribution fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B
Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 service and distribution fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
80

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
81

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.sm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.sm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.sm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.sm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000(reg.sm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL MIDCAP(reg.sm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
82

Notes

------
83

Notes

------
84

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0512
SH-ANN-46788S

American Century Investment Services, Inc., Distributor

(c)2005 American Century Proprietary Holdings, Inc. All rights reserved.

American Century Investments
ANNUAL REPORT

OCTOBER 31, 2005

[image of woman looking over man's shoulder]

New Opportunities Fund

[american century investments logo and text logo]

Our Message to You  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                JAMES E. STOWERS III
              WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the New Opportunities fund for the year ended October 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

New Opportunities - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                          ----------------------
                                          AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------
                                                         SINCE      INCEPTION
                                1 YEAR    5 YEARS      INCEPTION       DATE
-------------------------------------------------------------------------------
NEW OPPORTUNITIES               11.26%    -11.53%         6.99%      12/26/96
-------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)    10.91%     -1.62%      3.43%(2)         --
-------------------------------------------------------------------------------

(1) (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper Inc. - A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 12/31/96, the date nearest the fund's inception for which data are available.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made December 26, 1996

ONE-YEAR RETURNS OVER LIFE OF FUND

Periods ended October 31
------------------------------------------------------------------------------------------------------------
                             1997*     1998     1999     2000      2001      2002     2003    2004     2005
------------------------------------------------------------------------------------------------------------
New Opportunities            6.20%   -10.17%   92.03%   83.28%   -53.81%   -16.46%   26.18%   0.00%   11.26%
------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index   15.64%   -15.86%   29.28%   16.16%   -31.50%   -21.57%   46.56%   5.53%   10.91%
------------------------------------------------------------------------------------------------------------

* From 12/26/96, the fund's inception date. Index data from 12/31/96, the date nearest the fund's inception for which data are available. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

New Opportunities - Portfolio Commentary

[photo of investment team]

THE NEW OPPORTUNITIES INVESTMENT TEAM (FROM LEFT): PORTFOLIO MANAGERS TOM
TELFORD AND HAROLD S. BRADLEY AND INVESTMENT ANALYSTS STAFFORD SOUTHWICK AND
MATT FERRETTI.

American Century New Opportunities advanced 11.26% during the fiscal year ended
October 31, 2005, surpassing the 10.91% return of its benchmark, the Russell
2000 Growth Index.

ECONOMIC REVIEW

The U.S. economy (as measured by gross domestic product -- GDP) grew at a moderate rate during the fiscal year. The annualized "real" rate of GDP growth
(factoring out inflation) ranged from 3.3% to 4.3%. Energy costs and short-term interest rates soared, but "core" inflation (excluding food and energy prices)
remained relatively stable.

Energy costs jumped 35% in the Consumer Price Index (CPI) for the year ended
September 30, 2005 (reported in October 2005) as crude oil futures flirted with
$70 a barrel. But the one-year percentage change in core CPI fell back to the same 2% level as a year earlier. Attempting to keep inflation under control, the
Federal Reserve, in eight quarter-point increments, raised its overnight interest rate target two full percentage points to 3.75% by October 2005 from
1.75% in October 2004.

STOCK MARKET REVIEW

Overcoming rising fuel and interest costs, corporate earnings for the Standard &
Poor's 500 Index (through the third quarter of 2005) extended their string of double-digit growth to 12 straight quarters. The S&P 500, a key benchmark for larger-capitalization companies, returned 8.72% in the fiscal year. That performance trailed its smaller-cap counterparts, the S&P MidCap 400 and
SmallCap 600 indices, which gained 17.65% and 15.27%, respectively.

As a group, small-cap value stocks outpaced small-cap growth issues, as the
Russell 2000 Value Index gained 13.04%, compared with the 10.91% return of the
Russell 2000 Growth.

MATERIAL RESULTS

Solid security selection in the materials sector, especially in the metals and mining industry, contributed significantly to New Opportunities' fiscal-year return. Titanium Metals Corp., a maker of titanium parts used in aircraft and the portfolio's largest average individual weighting during the year, exemplified the type of investment the New Opportunities team targets.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Titanium Metals Corp.                     3.6%                  2.6%
--------------------------------------------------------------------------------
Quidel Corp.                              2.5%                   --
--------------------------------------------------------------------------------
American Science
and Engineering Inc.                      2.5%                   --
--------------------------------------------------------------------------------
Administaff, Inc.                         2.2%                   --
--------------------------------------------------------------------------------
CompuCredit Corp.                         2.1%                  1.1%
--------------------------------------------------------------------------------
Radiation Therapy
Services Inc.                             1.9%                  1.4%
--------------------------------------------------------------------------------
Jacobs Engineering
Group Inc.                                1.8%                  1.3%
--------------------------------------------------------------------------------
ResMed Inc.                               1.7%                  1.4%
--------------------------------------------------------------------------------
Eagle Materials Inc.                      1.6%                  1.3%
--------------------------------------------------------------------------------
Thoratec Corp.                            1.6%                   --
--------------------------------------------------------------------------------

                                                                    (continued)

------
3

New Opportunities - Portfolio Commentary

Benefiting from surging demand as aircraft makers sought more lightweight materials, in part to combat rising jet fuel costs, Titanium Metals exhibited both solid earnings acceleration and strong relative price strength -- two key attributes for portfolio inclusion. The company's share price increased almost five-fold in the 12-month period, composing about a third of the portfolio's total return.

In the consumer discretionary sector, sound stock picks among specialty retailers boosted New Opportunities' return. As a whole, the sector ranked behind only materials and the energy sector in positive absolute contributions to the portfolio.

Stock selection in industrials also generated positive results. The portfolio bought a stake in Administaff, a provider of human resources staffing to small and medium-sized businesses, and that company's shares surged along with its earnings.

TRIPPING ON TECHNOLOGY

The information technology sector stripped more than any other from New
Opportunities' return. The portfolio's underweight position couldn't overcome weak stock selection in software, semiconductors and information technology services. However, the portfolio did enjoy substantial contributions from Itron, a maker of electronic meter and data collection equipment for the utility industry.

The portfolio's biggest decliner, Able Laboratories, lost 90% of its value in a two-month period in mid-2005. The generic drug maker abruptly suspended all manufacturing and shipping operations as regulatory questions arose about its laboratory and production procedures. Shortly after the second quarter of 2005 ended, the company lost its second chief executive in two months and has since decided to auction all its assets. New Opportunities shed the stock, but not before incurring some of its damage.

An overweight in financials--in large part reflecting a decision to avoid bigger weights in IT and health care--also hurt the portfolio's performance as rising short-term interest rates and a flattening yield curve challenged commercial banks, thrifts and other lenders. In addition, though energy contributed on an absolute basis, the sector crimped the portfolio's relative return.

INVESTMENT PHILOSOPHY

We remain committed to pursuing an investment approach of identifying small companies that appear to have accelerating earnings and revenue growth. We believe this approach provides the optimum potential for long-term investment rewards.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Health Care
Equipment & Supplies                     11.3%                  5.0%
--------------------------------------------------------------------------------
Capital Markets                           8.5%                  2.0%
--------------------------------------------------------------------------------
Commercial
Services & Supplies                       5.4%                  2.8%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor
Equipment                                 5.3%                  1.0%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                4.8%                  3.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/05              4/30/05
--------------------------------------------------------------------------------
Common Stocks                            98.0%                 97.6%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               0.9%                  3.7%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           1.1%                (1.3)%
--------------------------------------------------------------------------------

------
4

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                     (continued)

------
5

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     EXPENSES PAID
                     BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      5/1/05 -        EXPENSE
                       5/1/05         10/31/05         10/31/05        RATIO*
-------------------------------------------------------------------------------
NEW OPPORTUNITIES SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------
Actual                 $1,000         $1,149.00         $8.18          1.51%
-------------------------------------------------------------------------------
Hypothetical           $1,000         $1,017.59         $7.68          1.51%
-------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

New Opportunities - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                          Value
------------------------------------------------------------------------------

COMMON STOCKS -- 98.0%

AEROSPACE & DEFENSE -- 1.0%
------------------------------------------------------------------------------
                      64,197    Ceradyne Inc.(1)                      $  2,517
------------------------------------------------------------------------------
AIRLINES -- 1.1%
------------------------------------------------------------------------------
                     173,643    AirTran Holdings, Inc.(1)                2,598
------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.5%
------------------------------------------------------------------------------
                      40,971    BorgWarner Inc.                          2,376
------------------------------------------------------------------------------
                     242,583    IMPCO Technologies Inc.(1)               1,259
------------------------------------------------------------------------------
                                                                         3,635
------------------------------------------------------------------------------
AUTOMOBILES -- 0.9%
------------------------------------------------------------------------------
                     190,324    Fleetwood Enterprises, Inc.(1)           2,103
------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.8%
------------------------------------------------------------------------------
                      45,880    Dendreon Corp.(1)                          283
------------------------------------------------------------------------------
                     124,837    Memory Pharmaceuticals Corp.(1)            267
------------------------------------------------------------------------------
                      11,608    Neurocrine Biosciences Inc.(1)             612
------------------------------------------------------------------------------
                     133,850    Palatin Technologies Inc.(1)               303
------------------------------------------------------------------------------
                      18,780    Rigel Pharmaceuticals, Inc.(1)             422
------------------------------------------------------------------------------
                                                                         1,887
------------------------------------------------------------------------------
CAPITAL MARKETS -- 8.5%
------------------------------------------------------------------------------
                      35,411    Affiliated Managers Group Inc.(1)        2,718
------------------------------------------------------------------------------
                     169,748    Apollo Investment Corp.                  3,171
------------------------------------------------------------------------------
                      63,006    Greenhill & Co. Inc.                     3,021
------------------------------------------------------------------------------
                     381,768    Knight Capital Group, Inc. Cl A(1)       3,654
------------------------------------------------------------------------------
                      69,074    Nuveen Investments Inc. Cl A             2,795
------------------------------------------------------------------------------
                     141,357    OptionsXpress Holdings, Inc.             2,666
------------------------------------------------------------------------------
                     211,100    Shinki Co. Ltd. ORD                      2,493
------------------------------------------------------------------------------
                                                                        20,518
------------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.2%
------------------------------------------------------------------------------
                      26,500    First Republic Bank                      1,005
------------------------------------------------------------------------------
                     172,222    Nara Bancorp Inc.                        3,105
------------------------------------------------------------------------------
                      71,483    Seacoast Banking Corp. of Florida        1,634
------------------------------------------------------------------------------
                      53,029    SVB Financial Group(1)                   2,636
------------------------------------------------------------------------------
                      60,813    Virginia Commerce Bancorp(1)             1,672
------------------------------------------------------------------------------
                                                                        10,052
------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 5.4%
------------------------------------------------------------------------------
                     123,787    Administaff, Inc.                        5,239
------------------------------------------------------------------------------
                     111,773    American Reprographics Co.(1)            1,883
------------------------------------------------------------------------------
                      35,970    Exponent, Inc.(1)                        1,037
------------------------------------------------------------------------------
                      90,066    FTI Consulting, Inc.(1)                  2,465
------------------------------------------------------------------------------
                     160,005    Tetra Tech, Inc.(1)                      2,470
------------------------------------------------------------------------------
                                                                        13,094
------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.2%
------------------------------------------------------------------------------
                     227,510    Foundry Networks, Inc.(1)                2,714
------------------------------------------------------------------------------
                   1,187,875    JDS Uniphase Corp.(1)                    2,495
------------------------------------------------------------------------------
                                                                         5,209
------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.6%
------------------------------------------------------------------------------
                     119,727    Electronics for Imaging, Inc.(1)      $  3,006
------------------------------------------------------------------------------
                     165,696    LaserCard Corp.(1)                       1,447
------------------------------------------------------------------------------
                      93,975    Neoware Systems Inc.(1)                  1,769
------------------------------------------------------------------------------
                      87,996    Rimage Corp.(1)                          2,550
------------------------------------------------------------------------------
                                                                         8,772
------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 1.8%
------------------------------------------------------------------------------
                      66,811    Jacobs Engineering Group Inc.(1)         4,259
------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 1.6%
------------------------------------------------------------------------------
                      36,934    Eagle Materials Inc.                     3,933
------------------------------------------------------------------------------
CONSUMER FINANCE -- 3.5%
------------------------------------------------------------------------------
                     122,769    Asta Funding, Inc.                       3,331
------------------------------------------------------------------------------
                     114,225    CompuCredit Corp.(1)                     5,005
------------------------------------------------------------------------------
                                                                         8,336
------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 1.1%
------------------------------------------------------------------------------
                     112,774    DeVry Inc.(1)                            2,549
------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.7%
------------------------------------------------------------------------------
                      68,120    Hawaiian Electric Industries, Inc.       1,795
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.3%
------------------------------------------------------------------------------
                      70,593    Color Kinetics Inc.(1)                   1,076
------------------------------------------------------------------------------
                     198,449    Plug Power Inc.(1)                       1,151
------------------------------------------------------------------------------
                      43,957    Powell Industries, Inc.(1)                 922
------------------------------------------------------------------------------
                                                                         3,149
------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.0%
------------------------------------------------------------------------------
                      57,060    Orbotech Ltd.(1)                         1,240
------------------------------------------------------------------------------
                     198,068    Plexus Corp.(1)                          3,500
------------------------------------------------------------------------------
                                                                         4,740
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 4.8%
------------------------------------------------------------------------------
                      46,097    Dril-Quip Inc.(1)                        1,885
------------------------------------------------------------------------------
                     100,750    Grant Prideco Inc.(1)                    3,919
------------------------------------------------------------------------------
                     345,675    Matrix Service Co.(1)                    3,398
------------------------------------------------------------------------------
                      79,111    W-H Energy Services Inc.(1)              2,397
------------------------------------------------------------------------------
                                                                        11,599
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 11.3%
------------------------------------------------------------------------------
                     141,303    Abaxis, Inc.(1)                          2,430
------------------------------------------------------------------------------
                      59,817    Cerus Corp.(1)                             397
------------------------------------------------------------------------------
                     123,231    Greatbatch, Inc.(1)                      3,211
------------------------------------------------------------------------------
                      13,366    Intuitive Surgical Inc.(1)               1,186
------------------------------------------------------------------------------
                     109,693    IRIS International Inc.(1)               2,572
------------------------------------------------------------------------------
                     525,489    Quidel Corp.(1)                          6,102
------------------------------------------------------------------------------
                     109,704    ResMed Inc.(1)                           4,184
------------------------------------------------------------------------------
                     102,619    Somanetics Corp.(1)                      3,132
------------------------------------------------------------------------------
                     198,793    Thoratec Corp.(1)                        3,932
------------------------------------------------------------------------------
                                                                        27,146
------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
7

New Opportunities - Schedule of Investments

OCTOBER 31, 2005

Shares                        ($ IN THOUSANDS)                          Value
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 2.8%
------------------------------------------------------------------------------
                     115,470    Bio-Reference Labs Inc.(1)            $  2,189
------------------------------------------------------------------------------
                     151,996    Radiation Therapy Services Inc.(1)       4,566
------------------------------------------------------------------------------
                                                                         6,755
------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
------------------------------------------------------------------------------
                      50,756    Ctrip.com International, Ltd. ADR        2,920
------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.6%
------------------------------------------------------------------------------
                      36,511    Cavco Industries, Inc.(1)                1,441
------------------------------------------------------------------------------
INSURANCE -- 3.1%
------------------------------------------------------------------------------
                      93,317    FPIC Insurance Group Inc.(1)             3,513
------------------------------------------------------------------------------
                     100,000    North Pointe Holdings Corp.(1)           1,128
------------------------------------------------------------------------------
                      51,125    RLI Corp.                                2,748
------------------------------------------------------------------------------
                                                                         7,389
------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 1.1%
------------------------------------------------------------------------------
                      34,602    NutriSystem, Inc.(1)                     1,037
------------------------------------------------------------------------------
                     100,689    VistaPrint Ltd.(1)                       1,705
------------------------------------------------------------------------------
                                                                         2,742
------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 4.6%
------------------------------------------------------------------------------
                     651,491    Homestore, Inc.(1)                       2,365
------------------------------------------------------------------------------
                     260,782    Interwoven Inc.(1)                       2,451
------------------------------------------------------------------------------
                      26,042    Netease.com ADR(1)                       1,986
------------------------------------------------------------------------------
                     116,293    Rediff.Com India Ltd. ADR(1)             2,119
------------------------------------------------------------------------------
                     286,747    Tumbleweed Communications Corp.(1)         981
------------------------------------------------------------------------------
                      73,458    WebSideStory, Inc.(1)                    1,277
------------------------------------------------------------------------------
                                                                        11,179
------------------------------------------------------------------------------
IT SERVICES -- 1.0%
------------------------------------------------------------------------------
                     342,167    Lionbridge Technologies, Inc.(1)         2,316
------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.0%
------------------------------------------------------------------------------
                     459,327    Smith & Wesson Holding Corp.(1)          2,343
------------------------------------------------------------------------------
MACHINERY -- 3.6%
------------------------------------------------------------------------------
                     102,583    American Science and
                                Engineering Inc.(1)                      5,896
------------------------------------------------------------------------------
                      69,749    Trinity Industries, Inc.                 2,654
------------------------------------------------------------------------------
                                                                         8,550
------------------------------------------------------------------------------
MARINE -- 1.0%
------------------------------------------------------------------------------
                      48,839    Alexander & Baldwin, Inc.                2,390
------------------------------------------------------------------------------
METALS & MINING -- 4.6%
------------------------------------------------------------------------------
                     296,393    Coeur d'Alene Mines Corporation(1)       1,117
------------------------------------------------------------------------------
                     181,971    Titanium Metals Corp.(1)                 8,589
------------------------------------------------------------------------------
                      62,319    Worthington Industries, Inc.             1,254
------------------------------------------------------------------------------
                                                                        10,960
------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 2.9%
------------------------------------------------------------------------------
                      71,455    Edge Petroleum Corp.(1)                  1,731
------------------------------------------------------------------------------
                     185,612    Parallel Petroleum Corp.(1)              2,456
------------------------------------------------------------------------------
                      47,953    Quicksilver Resources Inc.(1)            1,857
------------------------------------------------------------------------------
                      26,995    St. Mary Land & Exploration Co.            918
------------------------------------------------------------------------------
                                                                         6,962
------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
------------------------------------------------------------------------------
REAL ESTATE -- 2.4%
------------------------------------------------------------------------------
                     189,825    FelCor Lodging Trust Inc.(1)          $  2,832
------------------------------------------------------------------------------
                      49,200    Sumitomo Real Estate
                                Sales Co. Ltd. ORD                       2,842
------------------------------------------------------------------------------
                                                                         5,674
------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 5.3%
------------------------------------------------------------------------------
                     136,868    California Micro
                                Devices Corporation(1)                   1,241
------------------------------------------------------------------------------
                      74,520    Genesis Microchip Inc.(1)                1,434
------------------------------------------------------------------------------
                     105,294    Microsemi Corporation(1)                 2,440
------------------------------------------------------------------------------
                      99,791    Standard Microsystems Corp.(1)           2,820
------------------------------------------------------------------------------
                      71,508    Supertex Inc.(1)                         2,620
------------------------------------------------------------------------------
                     117,694    Teradyne, Inc.(1)                        1,594
------------------------------------------------------------------------------
                     559,136    Transmeta Corp.(1)                         688
------------------------------------------------------------------------------
                                                                        12,837
------------------------------------------------------------------------------
SOFTWARE -- 2.4%
------------------------------------------------------------------------------
                     258,745    Informatica Corporation(1)               3,079
------------------------------------------------------------------------------
                     375,778    Smith Micro Software Inc.(1)             2,706
------------------------------------------------------------------------------
                                                                         5,785
------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.9%
------------------------------------------------------------------------------
                      80,058    Too Inc.(1)                              2,274
------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
------------------------------------------------------------------------------
                      42,290    Charles & Colvard Ltd.                     981
------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 1.0%
------------------------------------------------------------------------------
                      64,711    GATX Corp.                               2,418
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
------------------------------------------------------------------------------
                     437,624    @Road Inc.(1)                            2,013
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $204,886)                                                        235,820
------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.9%

Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.25%,
10/31/07, valued at $2,142), in a
joint trading account at 3.90%, dated
10/31/05, due 11/1/05 (Delivery value $2,100)
(Cost $2,100)                                                            2,100
------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $206,986)                                                        237,920
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                     2,544
------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                            $240,464
==============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
8

Statement of Assets and Liabilities

OCTOBER 31, 2005

(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $206,986)                     $237,920
--------------------------------------------------------------------
Cash                                                                        705
--------------------------------------------------------------------
Receivable for investments sold                                          16,263
--------------------------------------------------------------------
Dividends and interest receivable                                            22
--------------------------------------------------------------------------------
                                                                        254,910
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------
Payable for investments purchased                                        14,140
--------------------------------------------------------------------
Accrued management fees                                                     306
--------------------------------------------------------------------------------
                                                                         14,446
--------------------------------------------------------------------------------

NET ASSETS                                                             $240,464
================================================================================
CAPITAL SHARES, $0.01 PAR VALUE
Authorized                                                              300,000
================================================================================
Outstanding                                                              42,718
================================================================================
NET ASSET VALUE PER SHARE                                                 $5.63
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------
Capital (par value and paid-in surplus)                                $365,847
--------------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                      (156,317)
--------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of assets and
liabilities in foreign currencies                                        30,934
--------------------------------------------------------------------------------
                                                                       $240,464
================================================================================

See Notes to Financial Statements.

------
9

Statement of Operations

YEAR ENDED OCTOBER 31, 2005
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------------
Dividends                                                               $ 1,247
--------------------------------------------------------------------
Interest                                                                     88
--------------------------------------------------------------------------------
                                                                          1,335
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                           3,840
--------------------------------------------------------------------
Directors' fees and expenses                                                  4
--------------------------------------------------------------------
Other expenses                                                                9
--------------------------------------------------------------------------------
                                                                          3,853
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             (2,518)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions                                        29,887
--------------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments and translation
of assets and liabilities in foreign currencies                             120
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                  30,007
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $27,489
================================================================================

See Notes to Financial Statements.

------
10

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             2005         2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                             $  (2,518)   $  (3,153)
-------------------------------------------------------
Net realized gain (loss)                                    29,887       27,030
-------------------------------------------------------
Change in net unrealized appreciation (depreciation)           120      (23,133)
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                            27,489          744
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                                   12,549       10,510
-------------------------------------------------------
Payments for shares redeemed(1)                            (73,129)     (55,925)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                            (60,580)     (45,415)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      (33,091)     (44,671)
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                        273,555      318,226
--------------------------------------------------------------------------------
End of period                                             $240,464     $273,555
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                         2,284        2,024
-------------------------------------------------------
Redeemed                                                   (13,618)     (10,841)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the fund              (11,334)      (8,817)
================================================================================

(1) Net of redemption fees of $10 and $219, respectively.

See Notes to Financial Statements.

------
11

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks of smaller-sized companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction

                                                                     (continued)

------
12

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than
180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the fund's daily net assets and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for the fund is as follows:

                                                            INVESTOR CLASS
----------------------------------------------------------------------------
STRATEGY ASSETS
----------------------------------------------------------------------------
First $250 million                                             1.50%
----------------------------------------------------------------------------
Next $250 million                                              1.30%
----------------------------------------------------------------------------
Over $500 million                                              1.10%
----------------------------------------------------------------------------

                                                                   (continued)

------
13

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The effective annual management fee for the fund for the year ended October 31,
2005 was 1.50%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC (formerly American Century Services Corporation).

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2005, were $658,495 and $719,508, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $575 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the year ended October 31,
2005.

5. RISK FACTORS

The fund concentrates its investments in common stocks of small companies.
Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

6. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2005 and October 31, 2004.

As of October 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                     $207,489
================================================================================
Gross tax appreciation of investments                                $35,280
-----------------------------------------------------------------
Gross tax depreciation of investments                                 (4,849)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                   $30,431
================================================================================
Undistributed ordinary income                                             --
-----------------------------------------------------------------
Accumulated capital losses                                         $(155,814)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $118,116 and $37,698 expire in
2009 and 2010, respectively.

------
14

New Opportunities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-----------------------------------------------------------------------------
                             2005       2004       2003      2002      2001
------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $5.06      $5.06      $4.01     $4.80     $15.35
------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)             (0.06)     (0.06)     (0.04)    (0.05)     (0.05)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)     0.63       0.06       1.09     (0.74)     (6.85)
------------------------------------------------------------------------------
  Total From
  Investment Operations      0.57        --        1.05     (0.79)     (6.90)
------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Realized Gains              --         --         --        --       (3.65)
------------------------------------------------------------------------------
Net Asset Value,
End of Period               $5.63      $5.06      $5.06     $4.01      $4.80
==============================================================================

  TOTAL RETURN(1)           11.26%      0.00%     26.18%   (16.46)%   (53.81)%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets           1.50%      1.49%      1.50%      1.50%      1.50%
-------------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets                 (0.98)%    (1.04)%    (0.98)%    (1.02)%    (0.72)%
-------------------------
Portfolio
Turnover Rate                 260%       269%       217%       175%       189%
-------------------------
Net Assets,
End of Period
(in thousands)            $240,464   $273,555   $318,226   $297,180   $380,741
------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
15

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, (the "Fund"), one of the
mutual funds comprising American Century Mutual Funds, Inc., as of October 31,
2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New
Opportunities Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 9, 2005

------
16

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 24

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                     (continued)

------
17

Management

--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 10

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, American Italian Pasta Company
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

LENGTH OF TIME SERVED (YEARS): 46

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

LENGTH OF TIME SERVED (YEARS): 14

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chief Executive
Officer, ACC (June 1996 to September 2000); Chairman, ACS LLC and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                     (continued)

------
18

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September 2000); Also serves as: Chief
Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries;
Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM, ACGIM, ACS LLC and
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 4 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
19

Approval of Management Agreement for New Opportunities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also holds special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning New Opportunities (the "fund") and the services provided to such fund under the management agreement. The information included, but was not limited to:

*  the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

*  reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*  data comparing the cost of owning the fund to the cost of owning similar funds;

*  data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*  financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*  data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the fund.

                                                                    (continued)

------
20

Approval of Management Agreement for New Opportunities

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

*  fund construction and design

*  portfolio security selection

*  initial capitalization/funding

*  securities trading

*  custody of fund assets

*  daily valuation of the fund's portfolio

*  shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*  legal services

*  regulatory and portfolio compliance

*  financial reporting

*  marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with that of similar funds not managed by the advisor. The fund's performance fell below the

                                                                     (continued)

------
21

Approval of Management Agreement for New Opportunities

median of its peer group for both one and three year periods during the past year. The Directors discussed the fund's performance with the advisor and were satisfied with the efforts being undertaken by the advisor. The Directors will continue to monitor those efforts and the performance of the fund.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

                                                                    (continued)

------
22

Approval of Management Agreement for New Opportunities

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a 15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund was slightly above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same

                                                                     (continued)

------
23

Approval of Management Agreement for New Opportunities

investment management team to determine whether the fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2005, will accelerate management fee reductions at lower asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor, amended as described above, is fair and reasonable in light of the services provided and should be renewed.

------
24

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
25

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
26

Notes

------
27

Notes

------
28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                  PRSRT STD
P.O. Box 419200                                            U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
                                                               COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2005 American Century Proprietary Holdings, Inc. All rights reserved.

0512

SH-ANN-46971S

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

OCTOBER 31, 2005

Balanced Fund

                               [american century investments logo and text logo]

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Balanced Fund for the year ended October 31, 2005.

This report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers and other communications about investments, portfolio strategy and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2006, available in about six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Balanced - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                    --------------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                         1 YEAR     5 YEARS   10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            6.89%      2.32%      6.90%       8.96%       10/20/88
--------------------------------------------------------------------------------
BLENDED INDEX             5.74%      1.77%      8.47%      10.17%(1)       --
--------------------------------------------------------------------------------
S&P 500 INDEX(2)          8.72%     -1.74%      9.34%      11.47%(1)       --
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE INDEX(2)        1.13%      6.31%      6.32%       7.62%(1)       --
--------------------------------------------------------------------------------
Institutional Class       7.17%      2.54%        --        2.18%        5/1/00
--------------------------------------------------------------------------------
Advisor Class             6.70%      2.08%        --        5.73%        1/6/97
--------------------------------------------------------------------------------

(1) Since 10/31/88, the date nearest the Investor Class's inception for which data are available.

(2) (c)2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper Inc. - A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
    Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
2

Balanced - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
------------------------------------------------------------------------------------------------------
                  1996     1997     1998     1999    2000      2001     2002     2003    2004    2005
------------------------------------------------------------------------------------------------------
Investor Class   14.04%   16.34%   10.46%   12.03%   5.90%   -10.46%   -6.80%   15.92%   8.46%   6.89%
------------------------------------------------------------------------------------------------------
Blended index    16.56%   22.60%   17.45%   15.19%   6.85%   -10.56%   -6.59%   14.53%   7.92%   5.74%
------------------------------------------------------------------------------------------------------
S&P 500 Index    24.10%   32.11%   21.99%   25.67%   6.09%   -24.90%  -15.11%   20.80%   9.42%   8.72%
------------------------------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate
Index             5.85%    8.89%    9.34%    0.53%   7.30%    14.56%    5.89%    4.90%   5.53%   1.13%
------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Balanced - Portfolio Commentary

PORTFOLIO MANAGERS: JEFF TYLER (EQUITY TEAM LEADER) AND JEFF HOUSTON
(FIXED-INCOME TEAM LEADER)

PERFORMANCE SUMMARY

Balanced and its benchmark (a custom blended index that is 60% S&P 500 Index and
40% Lehman Brothers U.S. Aggregate Index) gained 6.89%* and 5.74%, respectively, in the fiscal year ended October 31, 2005. Balanced outperformed the benchmark primarily because the fund's stock portfolio significantly outperformed the S&P
500.

ECONOMIC REVIEW

The U.S. economy (as measured by gross domestic product--GDP) grew at a moderate rate during the fiscal year. The annualized "real" rate of GDP growth (factoring out inflation) ranged from 3.3% to 4.3%. Energy costs and short-term interest rates soared, but "core" inflation (excluding food and energy prices) was relatively stable.

Energy costs jumped 35% in the consumer price index (CPI) for the year ended
September 30, 2005 (reported in October 2005) as crude oil futures flirted with
$70 a barrel. But the one-year percentage change in core CPI fell back to the same 2% level where it was a year earlier. Attempting to keep inflation under control, the Federal Reserve (the Fed) raised its overnight rate target two full percentage points, in eight quarter-point increments, from 1.75% in October 2004 to 3.75% in October 2005.

STOCK MARKET REVIEW

Overcoming rising fuel and interest costs, corporate earnings for the S&P 500 extended their consecutive quarterly string of double-digit growth, rising 15%
in the third quarter of 2005. The S&P 500, a key benchmark for larger-capitalization (large-cap) companies, advanced 8.72% in the fiscal year, trailing its smaller-cap counterparts, the S&P MidCap 400 and SmallCap 600 indices, which gained 17.65% and 15.27%, respectively. The full S&P 500 also trailed its value subindex, which advanced 10.17% compared with 7.25% for the growth subindex.

The sector that contributed most to the S&P 500's gain (based on size and performance) was energy, which returned

BALANCED'S TOP TEN STOCK HOLDINGS
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          HOLDINGS              500 INDEX
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           4.1%                  3.3%
--------------------------------------------------------------------------------
Johnson & Johnson                           2.6%                  1.7%
--------------------------------------------------------------------------------
Intel Corp.                                 2.6%                  1.3%
--------------------------------------------------------------------------------
Bank of America Corp.                       2.4%                  1.6%
--------------------------------------------------------------------------------
American Express Co.                        2.1%                  0.6%
--------------------------------------------------------------------------------
Amgen Inc.                                  2.0%                  0.9%
--------------------------------------------------------------------------------
Viacom, Inc. Cl B                           1.9%                  0.5%
--------------------------------------------------------------------------------
Wells Fargo & Co.                           1.8%                  0.9%
--------------------------------------------------------------------------------
TXU Corp.                                   1.8%                  0.2%
--------------------------------------------------------------------------------
Phelps Dodge Corp.                          1.7%                  0.1%
--------------------------------------------------------------------------------

BALANCED'S TOP FIVE STOCK INDUSTRIES
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          HOLDINGS              500 INDEX
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                            9.7%                  7.8%
--------------------------------------------------------------------------------
Commercial Banks                            7.0%                  5.8%
--------------------------------------------------------------------------------
Insurance                                   6.7%                  4.8%
--------------------------------------------------------------------------------
Media                                       5.6%                  3.3%
--------------------------------------------------------------------------------
Health Care
Providers & Services                        5.5%                  3.1%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
4

Balanced - Portfolio Commentary

33.78%. The biggest detractor was the consumer discretionary sector (-0.87%), dragged down by the performance of eBay, Ford Motor, General Motors, and media companies such as News Corp., Viacom, Gannett, and Comcast.

BOND MARKET REVIEW

The Lehman Brothers U.S. Aggregate Index--a broad index for the taxable, investment-grade U.S. bond market--returned 1.13%. That was its lowest fiscal year return since 1999, as bond prices within the index fell as yields rose.
(The total return remained positive as interest income offset price declines.)
Another market benchmark, the 10-year Treasury yield, rose from 4.03% to 4.55%.
Of the Lehman Aggregate's three largest sectors (mortgage-backed, Treasury, and credit), mortgage-backed (up 1.75%) outperformed the broad market while
Treasurys and credit (up 0.88% and 0.65%, respectively) underperformed.

PORTFOLIO PERFORMANCE

Balanced's stock and bond portfolios returned 11.44% and 1.49%, respectively, in the fiscal year, outperforming their benchmarks. Security selection in the health care sector contributed most to stock portfolio outperformance vs. the
S&P 500, particularly overweights (vs. the index) in health plan provider CIGNA
(82.78% return for the fiscal year) and drug wholesalers AmerisourceBergen,
McKesson, and Cardinal Health, which returned 38.79%, 71.50%, and 34.12%, respectively.

Like the Lehman Aggregate's, Balanced's bond portfolio's return was primarily dictated by the performance of the taxable, investment-grade U.S. bond market's three largest sectors, as outlined in the Bond Market Review. The bond portfolio benefited from its large weighting in mortgage-backed securities, which outperformed the Lehman Aggregate for the period, and relative underweighting in
Treasurys, which underperformed.

OUR COMMITMENT

We remain committed to seeking long-term capital growth and current income by investing in a balanced portfolio consisting of approximately 60% equity securities and the remainder in bonds and other fixed-income securities.

TYPES OF INVESTMENTS IN PORTFOLIO*
--------------------------------------------------------------------------------
                                         % OF FUND              % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                               50.6%                 46.6%
--------------------------------------------------------------------------------
Mortgage- & Asset-
Backed Securities                           21.4%                 21.9%
--------------------------------------------------------------------------------
Corporate Bonds                              8.5%                  8.9%
--------------------------------------------------------------------------------
U.S. Treasury Securities                     4.3%                  5.4%
--------------------------------------------------------------------------------
U.S. Government
Agency Securities                            5.0%                  5.6%
--------------------------------------------------------------------------------
Other                                        0.9%                  0.3%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  1.6%                  1.9%
--------------------------------------------------------------------------------
Collateral Received for
Securities Lending                           7.7%                  9.4%
--------------------------------------------------------------------------------
*See Schedule of Investments for a presentation of the types of investments in the portfolio based on net assets.

KEY FIXED-INCOME PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                  5.7 years             5.9 years
--------------------------------------------------------------------------------
Average Duration
(Effective)                               4.4 years             4.4 years
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
6

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      5/1/05 -        EXPENSE
                        5/1/05         10/31/05         10/31/05        RATIO*
--------------------------------------------------------------------------------
BALANCED SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,032.40         $4.61          0.90%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,034.10         $3.59          0.70%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,031.70         $5.89          1.15%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,020.67         $4.58          0.90%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,021.68         $3.57          0.70%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,019.41         $5.85          1.15%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

Balanced - Schedule of Investments

OCTOBER 31, 2005

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 58.8%

AEROSPACE & DEFENSE -- 0.4%
--------------------------------------------------------------------------------
            3,121  Boeing Co.                                         $     202
--------------------------------------------------------------------------------
           39,324  Lockheed Martin Corp.                                  2,381
--------------------------------------------------------------------------------
                                                                          2,583
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.3%
--------------------------------------------------------------------------------
            3,143  FedEx Corporation                                        289
--------------------------------------------------------------------------------
           26,689  United Parcel Service, Inc. Cl B                       1,947
--------------------------------------------------------------------------------
                                                                          2,236
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
           23,751  Southwest Airlines Co.                                   380
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.9%
--------------------------------------------------------------------------------
          199,436  Goodyear Tire & Rubber Co.
                   (The)(1)(2)                                            3,119
--------------------------------------------------------------------------------
          102,406  TRW Automotive Holdings
                   Corp.(1)(2)                                            2,770
--------------------------------------------------------------------------------
                                                                          5,889
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.4%
--------------------------------------------------------------------------------
          246,908  Ford Motor Company                                     2,054
--------------------------------------------------------------------------------
            7,143  Harley-Davidson, Inc.                                    354
--------------------------------------------------------------------------------
                                                                          2,408
--------------------------------------------------------------------------------
BEVERAGES -- 1.9%
--------------------------------------------------------------------------------
           27,687  Brown-Forman Corp.                                     1,754
--------------------------------------------------------------------------------
           34,444  Coca-Cola Company (The)                                1,474
--------------------------------------------------------------------------------
           62,193  Coca-Cola Enterprises                                  1,175
--------------------------------------------------------------------------------
           40,382  Constellation Brands Inc.(1)                             951
--------------------------------------------------------------------------------
              931  Molson Coors Brewing Co.(2)                               57
--------------------------------------------------------------------------------
          129,944  Pepsi Bottling Group Inc.                              3,693
--------------------------------------------------------------------------------
          107,495  PepsiAmericas Inc.(2)                                  2,507
--------------------------------------------------------------------------------
            5,426  PepsiCo, Inc.                                            321
--------------------------------------------------------------------------------
                                                                         11,932
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
--------------------------------------------------------------------------------
           98,649  Amgen Inc.(1)                                          7,473
--------------------------------------------------------------------------------
           27,463  Applera Corporation-Applied
                   Biosystems Group                                         667
--------------------------------------------------------------------------------
           28,142  Gilead Sciences, Inc.(1)                               1,330
--------------------------------------------------------------------------------
                                                                          9,470
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
            8,722  USG Corp.(1)                                             516
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 1.2%
--------------------------------------------------------------------------------
            7,263  Federated Investors Inc.                                 254
--------------------------------------------------------------------------------
           16,796  Franklin Resources, Inc.                               1,484
--------------------------------------------------------------------------------
            7,766  Investment Technology Group Inc.(1)(2)                   252
--------------------------------------------------------------------------------
           58,160  Morgan Stanley                                         3,165
--------------------------------------------------------------------------------
           48,419  Northern Trust Corp.                                   2,596
--------------------------------------------------------------------------------
                                                                          7,751
--------------------------------------------------------------------------------
CHEMICALS -- 0.5%
--------------------------------------------------------------------------------
           58,447  FMC Corp.(1)(2)                                        3,182
--------------------------------------------------------------------------------

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.1%
--------------------------------------------------------------------------------
          199,744  Bank of America Corp.(3)                           $   8,738
--------------------------------------------------------------------------------
           40,669  Comerica Inc.                                          2,350
--------------------------------------------------------------------------------
          186,414  National City Corp.                                    6,008
--------------------------------------------------------------------------------
           38,855  Wachovia Corp.                                         1,963
--------------------------------------------------------------------------------
          112,167  Wells Fargo & Co.                                      6,752
--------------------------------------------------------------------------------
                                                                         25,811
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
--------------------------------------------------------------------------------
            6,078  Herman Miller Inc.                                       167
--------------------------------------------------------------------------------
           65,144  John H. Harland Company(2)                             2,709
--------------------------------------------------------------------------------
           35,775  PHH Corp.(1)(2)                                        1,006
--------------------------------------------------------------------------------
           11,839  Republic Services, Inc. Cl A                             419
--------------------------------------------------------------------------------
            4,574  West Corp.(1)(2)                                         180
--------------------------------------------------------------------------------
                                                                          4,481
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.4%
--------------------------------------------------------------------------------
           73,879  Cisco Systems Inc.(1)                                  1,289
--------------------------------------------------------------------------------
            6,979  Harris Corp.                                             287
--------------------------------------------------------------------------------
           42,198  Motorola, Inc.                                           935
--------------------------------------------------------------------------------
                                                                          2,511
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.9%
--------------------------------------------------------------------------------
           88,430  Apple Computer, Inc.(1)                                5,093
--------------------------------------------------------------------------------
          158,863  Dell Inc.(1)                                           5,065
--------------------------------------------------------------------------------
           21,266  Emulex Corp.(1)(2)                                       394
--------------------------------------------------------------------------------
          131,992  Hewlett-Packard Co.                                    3,701
--------------------------------------------------------------------------------
           29,546  Intergraph Corp.(1)(2)                                 1,429
--------------------------------------------------------------------------------
           27,728  International Business Machines
                   Corp.                                                  2,270
--------------------------------------------------------------------------------
            9,323  Western Digital Corp.(1)(2)                              113
--------------------------------------------------------------------------------
                                                                         18,065
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 2.6%
--------------------------------------------------------------------------------
          159,471  American Express Co.                                   7,937
--------------------------------------------------------------------------------
           81,048  Capital One Financial Corp.                            6,188
--------------------------------------------------------------------------------
           15,516  CompuCredit Corp.(1)(2)                                  680
--------------------------------------------------------------------------------
           20,941  WFS Financial Inc.(1)(2)                               1,506
--------------------------------------------------------------------------------
                                                                         16,311
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
--------------------------------------------------------------------------------
           17,072  Greif, Inc. Cl A(2)                                    1,041
--------------------------------------------------------------------------------
           47,650  Silgan Holdings Inc.                                   1,533
--------------------------------------------------------------------------------
                                                                          2,574
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES(4)
--------------------------------------------------------------------------------
            5,427  Weight Watchers International, Inc.(1)                   285
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
--------------------------------------------------------------------------------
            2,351  Asset Acceptance Capital Corp.(1)(2)                      62
--------------------------------------------------------------------------------
           33,129  Moody's Corp.                                          1,765
--------------------------------------------------------------------------------
                                                                          1,827
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
--------------------------------------------------------------------------------
           30,508  AT&T Corp.                                               603
--------------------------------------------------------------------------------
           47,751  BellSouth Corp.                                        1,242
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Balanced - Schedule of Investments

OCTOBER 31, 2005

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

            3,707  CenturyTel Inc.                                    $     121
--------------------------------------------------------------------------------
           44,700  SBC Communications Inc.                                1,066
--------------------------------------------------------------------------------
           78,353  Verizon Communications                                 2,470
--------------------------------------------------------------------------------
                                                                          5,502
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
--------------------------------------------------------------------------------
           33,954  Allegheny Energy, Inc.(1)(2)                             960
--------------------------------------------------------------------------------
           18,226  Entergy Corp.                                          1,288
--------------------------------------------------------------------------------
                                                                          2,248
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
--------------------------------------------------------------------------------
           50,222  Arrow Electronics, Inc.(1)                             1,482
--------------------------------------------------------------------------------
            1,341  Jabil Circuit, Inc.(1)                                    40
--------------------------------------------------------------------------------
                                                                          1,522
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------
            2,492  Helmerich & Payne, Inc.                                  138
--------------------------------------------------------------------------------
            7,484  Veritas DGC Inc.(1)(2)                                   241
--------------------------------------------------------------------------------
                                                                            379
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.0%
--------------------------------------------------------------------------------
          109,896  Kroger Co. (The)(1)                                    2,188
--------------------------------------------------------------------------------
           44,645  Longs Drug Stores Corp.(2)                             1,862
--------------------------------------------------------------------------------
           69,061  Performance Food Group Co.(1)(2)                       1,905
--------------------------------------------------------------------------------
            9,270  Supervalu Inc.                                           291
--------------------------------------------------------------------------------
                                                                          6,246
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.4%
--------------------------------------------------------------------------------
           92,921  Archer-Daniels-Midland Co.                             2,264
--------------------------------------------------------------------------------
           28,187  Chiquita Brands International Inc.(2)                    778
--------------------------------------------------------------------------------
          160,546  Pilgrim's Pride Corp.(2)                               5,055
--------------------------------------------------------------------------------
              433  Seaboard Corp.(2)                                        615
--------------------------------------------------------------------------------
                                                                          8,712
--------------------------------------------------------------------------------
GAS UTILITIES -- 0.6%
--------------------------------------------------------------------------------
            7,474  Energen Corp.                                            281
--------------------------------------------------------------------------------
          159,830  UGI Corp.                                              3,772
--------------------------------------------------------------------------------
                                                                          4,053
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
--------------------------------------------------------------------------------
            2,920  Baxter International, Inc.                               112
--------------------------------------------------------------------------------
           92,707  Becton Dickinson & Co.                                 4,705
--------------------------------------------------------------------------------
          143,121  Hospira Inc.(1)                                        5,703
--------------------------------------------------------------------------------
           18,897  Kinetic Concepts Inc.(1)(2)                              678
--------------------------------------------------------------------------------
                                                                         11,198
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 3.2%
--------------------------------------------------------------------------------
           54,669  AmerisourceBergen Corp.                                4,170
--------------------------------------------------------------------------------
           94,753  Cardinal Health, Inc.                                  5,923
--------------------------------------------------------------------------------
            5,389  Express Scripts, Inc. Cl A(1)                            406
--------------------------------------------------------------------------------
          132,885  McKesson Corp.                                         6,037
--------------------------------------------------------------------------------
            1,116  Sierra Health Services, Inc.(1)                           84
--------------------------------------------------------------------------------
           66,900  UnitedHealth Group Incorporated                        3,873
--------------------------------------------------------------------------------
                                                                         20,493
--------------------------------------------------------------------------------

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.7%
--------------------------------------------------------------------------------
           93,403  Darden Restaurants, Inc.                           $   3,028
--------------------------------------------------------------------------------
           29,217  Royal Caribbean Cruises Ltd.(2)                        1,211
--------------------------------------------------------------------------------
                                                                          4,239
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
--------------------------------------------------------------------------------
           64,468  Black & Decker Corporation                             5,295
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
           13,257  Clorox Company                                           717
--------------------------------------------------------------------------------
            5,376  Colgate-Palmolive Co.                                    285
--------------------------------------------------------------------------------
           22,134  Energizer Holdings Inc.(1)                             1,117
--------------------------------------------------------------------------------
            4,076  Kimberly-Clark Corp.                                     232
--------------------------------------------------------------------------------
                                                                          2,351
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 1.5%
--------------------------------------------------------------------------------
          146,859  AES Corporation (The)(1)                               2,334
--------------------------------------------------------------------------------
            9,533  Constellation Energy Group Inc.                          522
--------------------------------------------------------------------------------
           65,648  TXU Corp.                                              6,614
--------------------------------------------------------------------------------
                                                                          9,470
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
--------------------------------------------------------------------------------
           14,476  Teleflex Inc.                                            958
--------------------------------------------------------------------------------
INSURANCE -- 3.9%
--------------------------------------------------------------------------------
           16,502  Arch Capital Group Ltd.(1)(2)                            817
--------------------------------------------------------------------------------
           96,669  Axis Capital Holdings Limited                          2,507
--------------------------------------------------------------------------------
          114,427  Berkley (W.R.) Corp.                                   5,000
--------------------------------------------------------------------------------
           34,125  Chubb Corp.                                            3,173
--------------------------------------------------------------------------------
          150,843  Endurance Specialty Holdings Ltd.                      5,001
--------------------------------------------------------------------------------
           73,639  First American Financial Corp.
                   (The)                                                  3,227
--------------------------------------------------------------------------------
           32,461  Loews Corp.                                            3,018
--------------------------------------------------------------------------------
           12,503  MetLife, Inc.                                            618
--------------------------------------------------------------------------------
            3,092  Nationwide Financial Services Cl A                       125
--------------------------------------------------------------------------------
           31,276  Zenith National Insurance Corp.                        1,408
--------------------------------------------------------------------------------
                                                                         24,894
--------------------------------------------------------------------------------
IT SERVICES -- 0.8%
--------------------------------------------------------------------------------
           59,469  Accenture Ltd. Cl A                                    1,565
--------------------------------------------------------------------------------
              927  Alliance Data Systems Corp.(1)(2)                         33
--------------------------------------------------------------------------------
           43,651  Computer Sciences Corp.(1)                             2,236
--------------------------------------------------------------------------------
           25,776  Global Payments Inc.(2)                                1,105
--------------------------------------------------------------------------------
                                                                          4,939
--------------------------------------------------------------------------------
MACHINERY -- 1.0%
--------------------------------------------------------------------------------
           57,347  Cummins Inc.(2)                                        4,895
--------------------------------------------------------------------------------
            5,332  Danaher Corp.                                            278
--------------------------------------------------------------------------------
           30,513  Navistar International Corp.(1)(2)                       840
--------------------------------------------------------------------------------
                                                                          6,013
--------------------------------------------------------------------------------
MEDIA -- 3.3%
--------------------------------------------------------------------------------
           33,940  Dex Media Inc.                                           915
--------------------------------------------------------------------------------
          222,262  Disney (Walt) Co.                                      5,417
--------------------------------------------------------------------------------
           37,315  DreamWorks Animation SKG Inc.(1)                         957
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Balanced - Schedule of Investments

OCTOBER 31, 2005

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

           17,028  John Wiley & Sons Inc. Cl A(2)                     $     667
--------------------------------------------------------------------------------
           15,701  Regal Entertainment Group(2)                             289
--------------------------------------------------------------------------------
            9,128  Scholastic Corp.(1)(2)                                   297
--------------------------------------------------------------------------------
          300,005  Time Warner Inc.                                       5,349
--------------------------------------------------------------------------------
          221,801  Viacom, Inc. Cl B                                      6,870
--------------------------------------------------------------------------------
                                                                         20,761
--------------------------------------------------------------------------------
METALS & MINING -- 1.9%
--------------------------------------------------------------------------------
           82,685  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                        4,086
--------------------------------------------------------------------------------
           19,803  Nucor Corp.                                            1,185
--------------------------------------------------------------------------------
           52,885  Phelps Dodge Corp.                                     6,372
--------------------------------------------------------------------------------
            5,862  Quanex Corporation(2)                                    339
--------------------------------------------------------------------------------
                                                                         11,982
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.5%
--------------------------------------------------------------------------------
           52,654  Federated Department Stores, Inc.                      3,231
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 5.7%
--------------------------------------------------------------------------------
           66,852  Chevron Corp.                                          3,815
--------------------------------------------------------------------------------
           23,924  ConocoPhillips                                         1,564
--------------------------------------------------------------------------------
          272,036  Exxon Mobil Corp.                                     15,273
--------------------------------------------------------------------------------
           20,299  Kerr-McGee Corp.                                       1,726
--------------------------------------------------------------------------------
          105,340  Marathon Oil Corp.                                     6,338
--------------------------------------------------------------------------------
           83,596  Sunoco, Inc.                                           6,228
--------------------------------------------------------------------------------
            8,972  Valero Energy Corp.                                      944
--------------------------------------------------------------------------------
                                                                         35,888
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
           18,814  Potlatch Corp.                                           842
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.6%
--------------------------------------------------------------------------------
           18,667  Allergan, Inc.                                         1,667
--------------------------------------------------------------------------------
           13,107  Alpharma Inc. Cl A(2)                                    326
--------------------------------------------------------------------------------
          155,649  Johnson & Johnson                                      9,747
--------------------------------------------------------------------------------
          188,371  King Pharmaceuticals, Inc.(1)                          2,907
--------------------------------------------------------------------------------
           72,499  Pfizer, Inc.                                           1,576
--------------------------------------------------------------------------------
                                                                         16,223
--------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
--------------------------------------------------------------------------------
            3,376  Rayonier, Inc.                                           129
--------------------------------------------------------------------------------
           69,459  Trizec Properties Inc.(2)                              1,546
--------------------------------------------------------------------------------
                                                                          1,675
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
            1,200  Burlington Northern Santa Fe Corp.                        74
--------------------------------------------------------------------------------
            6,395  Union Pacific Corp.                                      443
--------------------------------------------------------------------------------
                                                                            517
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.5%
--------------------------------------------------------------------------------
          405,755  Intel Corp.                                            9,536
--------------------------------------------------------------------------------
          211,778  Texas Instruments Inc.                                 6,046
--------------------------------------------------------------------------------
                                                                         15,582
--------------------------------------------------------------------------------
SOFTWARE -- 1.0%
--------------------------------------------------------------------------------
           23,249  Autodesk, Inc.                                         1,049
--------------------------------------------------------------------------------

Shares/Principal Amount                ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------

            6,789  BMC Software Inc.(1)                               $     133
--------------------------------------------------------------------------------
           18,108  Cadence Design Systems Inc.(1)                           289
--------------------------------------------------------------------------------
           15,722  Intuit Inc.(1)                                           722
--------------------------------------------------------------------------------
           62,222  Microsoft Corporation                                  1,600
--------------------------------------------------------------------------------
          119,418  Oracle Corp.(1)                                        1,514
--------------------------------------------------------------------------------
          144,612  Parametric Technology Corp.(1)                           941
--------------------------------------------------------------------------------
            8,930  Symantec Corp.(1)                                        213
--------------------------------------------------------------------------------
                                                                          6,461
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.0%
--------------------------------------------------------------------------------
            1,828  American Eagle Outfitters, Inc.                           43
--------------------------------------------------------------------------------
           15,367  Barnes & Noble Inc.(2)                                   556
--------------------------------------------------------------------------------
           46,666  Charming Shoppes, Inc.(1)(2)                             523
--------------------------------------------------------------------------------
           26,987  Children's Place Retail Stores, Inc.
                   (The)(1)(2)                                            1,158
--------------------------------------------------------------------------------
           86,784  Home Depot, Inc.                                       3,561
--------------------------------------------------------------------------------
           42,018  Payless ShoeSource, Inc.(1)(2)                           772
--------------------------------------------------------------------------------
                                                                          6,613
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 1.3%
--------------------------------------------------------------------------------
            6,579  Corus Bankshares Inc.(2)                                 361
--------------------------------------------------------------------------------
           41,882  Downey Financial Corp.(2)                              2,553
--------------------------------------------------------------------------------
           16,288  Fremont General Corp.                                    353
--------------------------------------------------------------------------------
           44,154  Golden West Financial Corp.                            2,593
--------------------------------------------------------------------------------
           62,755  Washington Mutual, Inc.                                2,485
--------------------------------------------------------------------------------
                                                                          8,345
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
--------------------------------------------------------------------------------
            8,594  ALLTEL Corp.                                             532
--------------------------------------------------------------------------------
          254,671  Sprint Nextel Corp.                                    5,936
--------------------------------------------------------------------------------
                                                                          6,468
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $330,353)                                                         371,312
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(5) -- 14.5%

          $ 4,750  FHLMC, 5.00%, settlement date
                   11/17/05(6)                                            4,686
--------------------------------------------------------------------------------
              255  FHLMC, 7.00%, 10/1/12                                    266
--------------------------------------------------------------------------------
            3,119  FHLMC, 4.50%, 1/1/19(3)                                3,022
--------------------------------------------------------------------------------
              220  FHLMC, 6.50%, 1/1/28                                     227
--------------------------------------------------------------------------------
            1,596  FHLMC, 5.50%, 12/1/33                                  1,578
--------------------------------------------------------------------------------
            7,163  FNMA, 6.00%, settlement date
                   11/14/05(6)                                            7,226
--------------------------------------------------------------------------------
            8,082  FNMA, 6.50%, settlement date
                   11/14/05(6)                                            8,297
--------------------------------------------------------------------------------
            9,490  FNMA, 5.00%, settlement date
                   11/17/05(6)                                            9,361
--------------------------------------------------------------------------------
            8,700  FNMA, 5.50%, settlement date
                   11/17/05(6)                                            8,760
--------------------------------------------------------------------------------
              485  FNMA, 6.00%, 2/1/09                                      496
--------------------------------------------------------------------------------
               26  FNMA, 6.50%, 5/1/11                                       27
--------------------------------------------------------------------------------
              482  FNMA, 7.50%, 11/1/11                                     509
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

Balanced - Schedule of Investments

OCTOBER 31, 2005

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------

          $     6  FNMA, 6.50%, 10/1/12                               $       6
--------------------------------------------------------------------------------
               43  FNMA, 6.50%, 5/1/13                                       44
--------------------------------------------------------------------------------
              228  FNMA, 6.50%, 6/1/13                                      237
--------------------------------------------------------------------------------
              213  FNMA, 6.00%, 1/1/14                                      218
--------------------------------------------------------------------------------
              740  FNMA, 6.00%, 4/1/14                                      757
--------------------------------------------------------------------------------
            3,672  FNMA, 4.50%, 5/1/19                                    3,554
--------------------------------------------------------------------------------
               30  FNMA, 6.50%, 1/1/28                                       31
--------------------------------------------------------------------------------
              254  FNMA, 7.00%, 1/1/28                                      266
--------------------------------------------------------------------------------
              263  FNMA, 6.50%, 1/1/29                                      271
--------------------------------------------------------------------------------
              253  FNMA, 7.50%, 7/1/29                                      267
--------------------------------------------------------------------------------
               99  FNMA, 7.00%, 5/1/30                                      103
--------------------------------------------------------------------------------
              161  FNMA, 7.50%, 9/1/30                                      170
--------------------------------------------------------------------------------
              200  FNMA, 6.50%, 9/1/31                                      206
--------------------------------------------------------------------------------
              108  FNMA, 7.00%, 9/1/31                                      113
--------------------------------------------------------------------------------
              448  FNMA, 6.50%, 1/1/32                                      461
--------------------------------------------------------------------------------
              912  FNMA, 7.00%, 6/1/32                                      954
--------------------------------------------------------------------------------
              412  FNMA, 6.50%, 8/1/32                                      423
--------------------------------------------------------------------------------
            2,047  FNMA, 5.50%, 6/1/33                                    2,023
--------------------------------------------------------------------------------
            6,022  FNMA, 5.50%, 7/1/33                                    5,950
--------------------------------------------------------------------------------
            2,442  FNMA, 5.50%, 8/1/33                                    2,412
--------------------------------------------------------------------------------
            1,398  FNMA, 5.50%, 9/1/33                                    1,381
--------------------------------------------------------------------------------
            4,213  FNMA, 5.00%, 11/1/33                                   4,069
--------------------------------------------------------------------------------
            9,428  FNMA, 5.50%, 1/1/34(3)                                 9,315
--------------------------------------------------------------------------------
            6,564  FNMA, 5.00%, 8/1/34                                    6,254
--------------------------------------------------------------------------------
            3,771  FNMA, 6.00%, 7/1/35                                    3,804
--------------------------------------------------------------------------------
              383  GNMA, 7.00%, 4/20/26                                     401
--------------------------------------------------------------------------------
              209  GNMA, 7.50%, 8/15/26                                     222
--------------------------------------------------------------------------------
               82  GNMA, 7.00%, 2/15/28                                      86
--------------------------------------------------------------------------------
              187  GNMA, 7.50%, 2/15/28                                     198
--------------------------------------------------------------------------------
              138  GNMA, 7.00%, 12/15/28                                    145
--------------------------------------------------------------------------------
               58  GNMA, 8.00%, 12/15/29                                     62
--------------------------------------------------------------------------------
              469  GNMA, 7.00%, 5/15/31                                     493
--------------------------------------------------------------------------------
            2,534  GNMA, 5.50%, 11/15/32                                  2,533
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $92,816)                                                           91,884
--------------------------------------------------------------------------------
CORPORATE BONDS -- 9.8%

AEROSPACE & DEFENSE -- 0.2%
--------------------------------------------------------------------------------
              900  United Technologies Corp.,
                   4.375%, 5/1/10                                           883
--------------------------------------------------------------------------------
              450  United Technologies Corp.,
                   5.40%, 5/1/35                                            439
--------------------------------------------------------------------------------
                                                                          1,322
--------------------------------------------------------------------------------
BEVERAGES -- 0.1%
--------------------------------------------------------------------------------
              750  Miller Brewing Co., 4.25%,
                   8/15/08 (Acquired 1/6/04,
                   Cost $762)(7)                                            736
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
--------------------------------------------------------------------------------
              710  Genentech, Inc., 4.75%, 7/15/15
                   (Acquired 7/13/05, Cost $710)(7)                         687
--------------------------------------------------------------------------------

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.6%
--------------------------------------------------------------------------------
          $   750  Goldman Sachs Group Inc.,
                   5.70%, 9/1/12                                      $     767
--------------------------------------------------------------------------------
              750  Goldman Sachs Group Inc.,
                   5.25%, 10/15/13                                          743
--------------------------------------------------------------------------------
              560  Merrill Lynch & Co. Inc., 4.25%,
                   2/8/10                                                   543
--------------------------------------------------------------------------------
              420  Morgan Stanley, 4.00%, 1/15/10                           402
--------------------------------------------------------------------------------
              350  Morgan Stanley, 4.25%, 5/15/10                           337
--------------------------------------------------------------------------------
              430  Morgan Stanley, 5.05%, 1/21/11                           427
--------------------------------------------------------------------------------
              400  Morgan Stanley, 4.75%, 4/1/14                            378
--------------------------------------------------------------------------------
                                                                          3,597
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.8%
--------------------------------------------------------------------------------
            1,600  Bank of America Corp., 4.375%,
                   12/1/10                                                1,555
--------------------------------------------------------------------------------
              670  PNC Bank N.A., 4.875%, 9/21/17                           637
--------------------------------------------------------------------------------
              500  SouthTrust Corp., 5.80%, 6/15/14                         516
--------------------------------------------------------------------------------
              660  Wachovia Bank N.A., 4.80%,
                   11/1/14                                                  638
--------------------------------------------------------------------------------
            1,020  Wachovia Bank N.A., 4.875%,
                   2/1/15(2)                                                990
--------------------------------------------------------------------------------
              830  Wells Fargo & Co., 4.625%, 8/9/10                        819
--------------------------------------------------------------------------------
                                                                          5,155
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
--------------------------------------------------------------------------------
              350  R.R. Donnelley & Sons Company,
                   3.75%, 4/1/09                                            333
--------------------------------------------------------------------------------
              540  Waste Management, Inc., 7.00%,
                   7/15/28                                                  597
--------------------------------------------------------------------------------
                                                                            930
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.2%
--------------------------------------------------------------------------------
              500  American Express Centurion Bank,
                   4.375%, 7/30/09                                          490
--------------------------------------------------------------------------------
              660  Capital One Financial Corp.,
                   4.80%, 2/21/12                                           632
--------------------------------------------------------------------------------
                                                                          1,122
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.2%
--------------------------------------------------------------------------------
            1,000  Ball Corp., 7.75%, 8/1/06                              1,020
--------------------------------------------------------------------------------
DIVERSIFIED -- 0.5%
--------------------------------------------------------------------------------
            2,755  Morgan Stanley TRACERS(SM),
                   7.71%, 3/1/32 (Acquired
                   3/15/02-8/28/02, Cost $2,898)(7)                       3,181
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
--------------------------------------------------------------------------------
            1,500  American General Finance Corp.,
                   Series 2002 H, 4.50%, 11/15/07                         1,491
--------------------------------------------------------------------------------
            1,000  Citigroup Inc., 5.00%, 9/15/14                           981
--------------------------------------------------------------------------------
              320  Ford Motor Credit Co., 6.50%,
                   1/25/07                                                  316
--------------------------------------------------------------------------------
              220  Ford Motor Credit Co., 7.375%,
                   10/28/09                                                 210
--------------------------------------------------------------------------------
              560  General Electric Capital Corp.,
                   6.125%, 2/22/11                                          588
--------------------------------------------------------------------------------
              580  General Motors Acceptance Corp.,
                   6.125%, 8/28/07                                          571
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

Balanced - Schedule of Investments

OCTOBER 31, 2005

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------

          $   200  General Motors Acceptance Corp.,
                   6.75%, 12/1/14(2)                                  $     192
--------------------------------------------------------------------------------
            1,025  HSBC Finance Corp., 4.75%,
                   4/15/10                                                1,013
--------------------------------------------------------------------------------
              540  HSBC Finance Corp., 4.625%,
                   9/15/10                                                  528
--------------------------------------------------------------------------------
              800  J.P. Morgan Chase & Co., 6.75%,
                   2/1/11                                                   856
--------------------------------------------------------------------------------
              430  J.P. Morgan Chase & Co., 5.15%,
                   10/1/15                                                  420
--------------------------------------------------------------------------------
              730  Xlliac Global Funding, 4.80%,
                   8/10/10 (Acquired 8/3/05,
                   Cost $728)(7)                                            719
--------------------------------------------------------------------------------
                                                                          7,885
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
--------------------------------------------------------------------------------
              532  AT&T Corp., 9.05%, 11/15/11                              591
--------------------------------------------------------------------------------
              690  British Telecommunications plc,
                   7.00%, 5/23/07                                           710
--------------------------------------------------------------------------------
              380  Deutsche Telekom International
                   Finance BV, 8.50%, 6/15/10                               425
--------------------------------------------------------------------------------
              300  Deutsche Telekom International
                   Finance BV, 5.25%, 7/22/13                               297
--------------------------------------------------------------------------------
              300  France Telecom, 8.00%, 3/1/11                            335
--------------------------------------------------------------------------------
              690  Sprint Capital Corp., 8.375%,
                   3/15/12                                                  796
--------------------------------------------------------------------------------
              240  Sprint Capital Corp., 8.75%,
                   3/15/32                                                  311
--------------------------------------------------------------------------------
              420  Telecom Italia Capital SA, 4.00%,
                   1/15/10                                                  400
--------------------------------------------------------------------------------
              410  Telecom Italia Capital SA, 5.25%,
                   10/1/15                                                  395
--------------------------------------------------------------------------------
                                                                          4,260
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
--------------------------------------------------------------------------------
              420  Carolina Power & Light Co.,
                   5.15%, 4/1/15                                            413
--------------------------------------------------------------------------------
              469  CenterPoint Energy Resources
                   Corp., 6.50%, 2/1/08                                     482
--------------------------------------------------------------------------------
              450  Florida Power Corp., 4.50%,
                   6/1/10                                                   440
--------------------------------------------------------------------------------
              300  Tampa Electric Co., 6.375%,
                   8/15/12                                                  319
--------------------------------------------------------------------------------
                                                                          1,654
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.4%
--------------------------------------------------------------------------------
              410  CVS Corp., 4.00%, 9/15/09                                395
--------------------------------------------------------------------------------
              410  Kroger Co. (The), 6.80%, 4/1/11                          429
--------------------------------------------------------------------------------
              450  Safeway Inc., 6.50%, 3/1/11(2)                           462
--------------------------------------------------------------------------------
              750  Wal-Mart Stores, Inc., 4.125%,
                   7/1/10                                                   724
--------------------------------------------------------------------------------
              300  Wal-Mart Stores, Inc., 5.25%,
                   9/1/35                                                   283
--------------------------------------------------------------------------------
                                                                          2,293
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
              270  Archer-Daniels-Midland Co.,
                   5.375%, 9/15/35                                          254
--------------------------------------------------------------------------------

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------

          $   700  Cadbury Schweppes U.S. Finance
                   LLC, 3.875%, 10/1/08 (Acquired
                   6/14/05-8/18/05, Cost $687)(7)                     $     679
--------------------------------------------------------------------------------
              430  WM Wrigley Jr. Co., 4.30%,
                   7/15/10                                                  421
--------------------------------------------------------------------------------
                                                                          1,354
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
              710  Baxter Financial Corp., 4.75%,
                   10/15/10 (Acquired 9/28/05,
                   Cost $708)(7)                                            698
--------------------------------------------------------------------------------
              710  Beckman Coulter Inc., 7.45%,
                   3/4/08                                                   747
--------------------------------------------------------------------------------
                                                                          1,445
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.4%
--------------------------------------------------------------------------------
              600  Mandalay Resort Group, 6.45%,
                   2/1/06(2)                                                605
--------------------------------------------------------------------------------
            1,250  MGM Mirage, 6.00%, 10/1/09                             1,234
--------------------------------------------------------------------------------
              730  Yum! Brands Inc., 8.875%,
                   4/15/11                                                  851
--------------------------------------------------------------------------------
                                                                          2,690
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
--------------------------------------------------------------------------------
              550  D.R. Horton Inc., 7.875%, 8/15/11                        596
--------------------------------------------------------------------------------
              370  KB Home, 6.375%, 8/15/11                                 366
--------------------------------------------------------------------------------
                                                                            962
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
--------------------------------------------------------------------------------
            1,590  General Electric Co., 5.00%,
                   2/1/13                                                 1,578
--------------------------------------------------------------------------------
INSURANCE -- 0.5%
--------------------------------------------------------------------------------
              750  Allstate Financial Global Funding,
                   4.25%, 9/10/08 (Acquired 9/3/03,
                   Cost $749)(7)                                            737
--------------------------------------------------------------------------------
              750  Genworth Financial Inc., 5.75%,
                   6/15/14                                                  775
--------------------------------------------------------------------------------
              400  Genworth Financial Inc., 4.95%,
                   10/1/15                                                  388
--------------------------------------------------------------------------------
              300  MetLife, Inc., 5.00%, 6/15/15                            292
--------------------------------------------------------------------------------
              750  Monumental Global Funding II,
                   3.85%, 3/3/08 (Acquired 2/5/03,
                   Cost $750)(7)                                            734
--------------------------------------------------------------------------------
              450  Prudential Financial Inc., 5.40%,
                   6/13/35                                                  419
--------------------------------------------------------------------------------
                                                                          3,345
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL(4)
--------------------------------------------------------------------------------
              200  IAC/InterActiveCorp, 7.00%,
                   1/15/13                                                  205
--------------------------------------------------------------------------------
MACHINERY -- 0.2%
--------------------------------------------------------------------------------
              440  Dover Corp., 5.375%, 10/15/35                            422
--------------------------------------------------------------------------------
              830  John Deere Capital Corp., 4.50%,
                   8/25/08                                                  821
--------------------------------------------------------------------------------
                                                                          1,243
--------------------------------------------------------------------------------
MEDIA -- 0.6%
--------------------------------------------------------------------------------
              131  Comcast Cable Communications
                   Holdings Inc., 8.375%, 3/15/13                           151
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

Balanced - Schedule of Investments

OCTOBER 31, 2005

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------

          $ 1,500  Comcast Corp., 5.50%, 3/15/11(2)                   $   1,504
--------------------------------------------------------------------------------
            1,065  Cox Communications Inc., 4.625%,
                   1/15/10                                                1,029
--------------------------------------------------------------------------------
              550  News America Holdings, 7.75%,
                   1/20/24                                                  614
--------------------------------------------------------------------------------
              750  Reed Elsevier Capital Inc.,
                   4.625%, 6/15/12                                          720
--------------------------------------------------------------------------------
                                                                          4,018
--------------------------------------------------------------------------------
METALS & MINING -- 0.1%
--------------------------------------------------------------------------------
              560  Alcan Inc., 4.50%, 5/15/13                               529
--------------------------------------------------------------------------------
              150  Alcan Inc., 5.00%, 6/1/15                                144
--------------------------------------------------------------------------------
                                                                            673
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3%
--------------------------------------------------------------------------------
              750  Dominion Resources Inc., 4.125%,
                   2/15/08                                                  738
--------------------------------------------------------------------------------
              420  Dominion Resources Inc., 4.75%,
                   12/15/10                                                 410
--------------------------------------------------------------------------------
              690  Nisource Finance Corp., 5.25%,
                   9/15/17                                                  661
--------------------------------------------------------------------------------
              430  Pacific Gas & Electric Co., 6.05%,
                   3/1/34                                                   433
--------------------------------------------------------------------------------
                                                                          2,242
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.2%
--------------------------------------------------------------------------------
              350  May Department Stores Co.,
                   3.95%, 7/15/07                                           344
--------------------------------------------------------------------------------
              850  May Department Stores Co.,
                   4.80%, 7/15/09                                           839
--------------------------------------------------------------------------------
                                                                          1,183
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 0.5%
--------------------------------------------------------------------------------
              300  Anadarko Petroleum Corp.,
                   7.95%, 4/15/29                                           372
--------------------------------------------------------------------------------
              800  Devon Energy Corp., 2.75%,
                   8/1/06                                                   787
--------------------------------------------------------------------------------
            1,100  Enterprise Products Operating L.P.,
                   4.95%, 6/1/10                                          1,072
--------------------------------------------------------------------------------
              260  Nexen Inc., 5.875%, 3/10/35                              248
--------------------------------------------------------------------------------
              580  XTO Energy Inc., 5.30%, 6/30/15                          574
--------------------------------------------------------------------------------
                                                                          3,053
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
--------------------------------------------------------------------------------
              400  Schering-Plough Corp., 5.55%,
                   12/1/13                                                  406
--------------------------------------------------------------------------------
REAL ESTATE -- 0.1%
--------------------------------------------------------------------------------
              380  ERP Operating L.P., 5.125%,
                   3/15/16                                                  369
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.2%
--------------------------------------------------------------------------------
              800  Canadian National Railway Co.,
                   6.25%, 8/1/34                                            869
--------------------------------------------------------------------------------
               23  Norfolk Southern Corp., 7.80%,
                   5/15/27                                                   29
--------------------------------------------------------------------------------
              577  Norfolk Southern Corp., 5.64%,
                   5/17/29                                                  566
--------------------------------------------------------------------------------
                                                                          1,464
--------------------------------------------------------------------------------

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------
SOFTWARE -- 0.1%
--------------------------------------------------------------------------------
          $   620  Computer Associates International
                   Inc., 4.75%, 12/1/09 (Acquired
                   12/9/04, Cost $629)(7)                             $     603
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
--------------------------------------------------------------------------------
              700  Nextel Communications Inc.,
                   5.95%, 3/15/14                                           703
--------------------------------------------------------------------------------
              660  Vodafone Group plc, 5.00%,
                   9/15/15                                                  642
--------------------------------------------------------------------------------
                                                                          1,345
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $62,730)                                                           62,020
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS(5) -- 6.8%

           16,270  Bank of America Commercial
                   Mortgage Inc. STRIPS -- COUPON,
                   Series 2004-1, Class XP, VRN,
                   0.89%, 11/1/05                                           406
--------------------------------------------------------------------------------
            3,950  Bank of America Mortgage
                   Securities, Series 2004 F,
                   Class 2A5, VRN, 4.16%, 11/1/05(3)                      3,833
--------------------------------------------------------------------------------
            3,250  Bear Stearns Adjustable Rate
                   Mortgage Trust, Series 2005-4,
                   Class 2A2, 4.57%, 8/25/35                              3,163
--------------------------------------------------------------------------------
           19,000  Bear Stearns Commercial
                   Mortgage Securities STRIPS -
                   COUPON, Series 2004 T16,
                   Class X2, VRN, 0.97%, 11/1/05                            704
--------------------------------------------------------------------------------
            1,212  Bear Stearns Commercial
                   Mortgage Securities, Series
                   2004 BA5A, Class A1, VRN, 4.10%,
                   11/15/05, resets monthly off the
                   1-month LIBOR plus 0.13% with
                   no caps (Acquired 12/15/04,
                   Cost $1,212)(7)                                        1,213
--------------------------------------------------------------------------------
            1,295  Citigroup Commercial Mortgage
                   Trust, Series 2004 FL1, Class A1,
                   VRN, 4.10%, 11/15/05, resets
                   monthly off the 1-month LIBOR
                   plus 0.13% with no caps                                1,296
--------------------------------------------------------------------------------
              604  Commercial Mortgage
                   Pass-Through Certificates, Series
                   2004 HTL1, Class A1, VRN, 4.21%,
                   11/15/05, resets monthly off the
                   1-month LIBOR plus 0.24% with
                   no caps                                                  604
--------------------------------------------------------------------------------
            2,416  Commercial Mortgage
                   Pass-Through Certificates, Series
                   2005 F10A, Class A1, VRN, 4.07%,
                   11/15/05, resets monthly off the
                   1-month LIBOR plus 0.10% with
                   no caps (Acquired 3/18/05,
                   Cost $2,416)(7)                                        2,417
--------------------------------------------------------------------------------
              432  FHLMC REMIC, Series 77, Class H,
                   8.50%, 9/15/20                                           431
--------------------------------------------------------------------------------
            4,200  FHLMC, Series 2900, Class PA,
                   4.50%, 3/15/14                                         4,180
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Balanced - Schedule of Investments

OCTOBER 31, 2005

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------

          $ 2,398  FHLMC, Series 2937, Class KA,
                   4.50%, 12/15/14                                    $   2,386
--------------------------------------------------------------------------------
            1,061  GMAC Commercial Mortgage
                   Securities, Inc., Series 2002 C2,
                   Class A1 SEQ, 4.32%, 10/15/38                          1,057
--------------------------------------------------------------------------------
            3,500  GMAC Commercial Mortgage
                   Securities, Inc., Series 2005 C1,
                   Class A2 SEQ, 4.47%, 5/10/43(3)                        3,416
--------------------------------------------------------------------------------
            2,700  LB-UBS Commercial Mortgage
                   Trust, Series 2003 C5, Class A2
                   SEQ, 3.48%, 7/15/27(3)                                 2,602
--------------------------------------------------------------------------------
            3,000  LB-UBS Commercial Mortgage
                   Trust, Series 2005 C3, Class A3
                   SEQ, 4.65%, 7/30/30(3)                                 2,914
--------------------------------------------------------------------------------
            1,900  Lehman Brothers Floating Rate
                   Commercial Mortgage Trust,
                   Series 2005 LLFA, Class A1, VRN,
                   4.07%, 11/15/05, resets monthly
                   off the 1-month LIBOR plus
                   0.10% with no caps (Acquired
                   7/25/05, Cost $1,900)(3)(7)                            1,901
--------------------------------------------------------------------------------
              300  MASTR Alternative Loans Trust,
                   Series 2003-8, Class 4A1, 7.00%,
                   12/25/33                                                 302
--------------------------------------------------------------------------------
            2,344  Wachovia Bank Commercial
                   Mortgage Trust, Series 2005 WL5A,
                   Class A1, VRN, 4.07%, 11/15/05,
                   resets monthly off the 1-month
                   LIBOR plus 0.10% with no caps
                   (Acquired 3/24/05, Cost $2,344)(7)                     2,345
--------------------------------------------------------------------------------
            2,150  Washington Mutual, Series 2004
                   AR4, Class A6, 3.81%, 6/25/34                          2,061
--------------------------------------------------------------------------------
            1,800  Washington Mutual, Series 2004
                   AR9, Class A6, 4.28%, 8/25/34                          1,747
--------------------------------------------------------------------------------
            2,600  Washington Mutual, Series 2004
                   AR9, Class A7, VRN, 4.19%,
                   11/1/05                                                2,544
--------------------------------------------------------------------------------
            1,484  Washington Mutual, Series 2005
                   AR11, Class A1C1, VRN, 4.24%,
                   11/25/05, resets monthly off the
                   1-month LIBOR plus 0.20% with
                   no caps                                                1,484
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $43,715)                                                           43,006
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 5.1%

            2,400  U.S. Treasury Bonds, 8.00%,
                   11/15/21(2)                                            3,247
--------------------------------------------------------------------------------
            6,400  U.S. Treasury Bonds, 6.25%,
                   8/15/23(2)                                             7,471
--------------------------------------------------------------------------------
              800  U.S. Treasury Bonds, 6.125%,
                   11/15/27(2)                                              940
--------------------------------------------------------------------------------
            3,475  U.S. Treasury Bonds, 5.375%,
                   2/15/31(2)                                             3,791
--------------------------------------------------------------------------------
            1,420  U.S. Treasury Inflation Indexed
                   Notes, 3.00%, 7/15/12                                  1,519
--------------------------------------------------------------------------------
            1,615  U.S. Treasury Inflation Indexed
                   Notes, 1.875%, 7/15/15                                 1,599
--------------------------------------------------------------------------------

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------

          $ 3,485  U.S. Treasury Notes, 4.00%,
                   8/31/07(2)                                         $   3,462
--------------------------------------------------------------------------------
            3,300  U.S. Treasury Notes, 4.25%,
                   10/15/10(2)                                            3,272
--------------------------------------------------------------------------------
            6,800  U.S. Treasury Notes, 4.25%,
                   8/15/15(2)                                             6,638
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $31,975)                                                           31,939
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 5.8%

            2,300  FHLB, 4.43%, 4/7/08(3)                                 2,284
--------------------------------------------------------------------------------
            5,170  FHLB, 4.60%, 4/11/08(3)                                5,130
--------------------------------------------------------------------------------
            4,850  FHLMC, 4.25%, 2/28/07(3)                               4,830
--------------------------------------------------------------------------------
            2,700  FHLMC, 4.75%, 10/17/08(3)                              2,685
--------------------------------------------------------------------------------
           10,000  FHLMC, 7.00%, 3/15/10                                 10,879
--------------------------------------------------------------------------------
            6,100  FNMA, 5.25%, 4/15/07(3)                                6,156
--------------------------------------------------------------------------------
            2,050  FNMA, 5.75%, 2/15/08                                   2,099
--------------------------------------------------------------------------------
            2,600  FNMA, 6.125%, 3/15/12(3)                               2,783
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES
(Cost $37,358)                                                           36,846
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(5) -- 3.5%

               60  ABSC Net Interest Margin, Series
                   2004 HE5, Class A1, 5.00%,
                   8/27/34 (Acquired 6/22/04,
                   Cost $60)(7)                                              60
--------------------------------------------------------------------------------
              510  Accredited Mortgage Loan Trust,
                   Series 2004-4, Class A2A, VRN,
                   4.19%, 11/25/05, resets monthly
                   off the 1-month LIBOR plus
                   0.15% with no caps                                       510
--------------------------------------------------------------------------------
               29  AQ Finance Net Interest Margin,
                   Series 2004 RN4, Class A, 4.60%,
                   7/25/34 (Acquired 6/9/04,
                   Cost $29)(7)                                              29
--------------------------------------------------------------------------------
               46  AQ Finance Net Interest Margin,
                   Series 2004 RN5, Class A, 5.19%,
                   6/29/34 (Acquired 6/24/04,
                   Cost $46)(7)                                              45
--------------------------------------------------------------------------------
               16  Argent Net Interest Margin, Series
                   2004 WN8, Class A, 4.70%,
                   7/25/34 (Acquired 6/18/04,
                   Cost $16)(7)                                              16
--------------------------------------------------------------------------------
               41  Argent Net Interest Margin, Series
                   2004 WN9, Class A, 5.19%,
                   10/25/34 (Acquired 9/9/04,
                   Cost $41)(7)                                              41
--------------------------------------------------------------------------------
               52  Argent Net Interest Margin, Series
                   2004 WN10, Class A, 4.21%,
                   11/25/34 (Acquired 10/19/04,
                   Cost $52)(7)                                              52
--------------------------------------------------------------------------------
               45  Asset Backed Funding Corp. Net
                   Interest Margin, Series 2004 OPT4,
                   Class N1, 4.45%, 5/26/34                                  45
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

Balanced - Schedule of Investments

OCTOBER 31, 2005

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------

          $ 2,000  Capital One Prime Auto
                   Receivables Trust, Series 2004-2,
                   Class A4, VRN, 4.03%, 11/15/05,
                   resets monthly off the 1-month
                   LIBOR plus 0.06% with no caps                      $   2,002
--------------------------------------------------------------------------------
              186  Centex Home Equity, Series
                   2004 C, Class AF1, VRN, 2.82%,
                   11/1/05                                                  185
--------------------------------------------------------------------------------
            1,825  CNH Equipment Trust, Series
                   2004 A, Class A3A, VRN, 4.04%,
                   11/15/05, resets monthly off the
                   1-month LIBOR plus 0.07% with
                   no caps                                                1,827
--------------------------------------------------------------------------------
               58  Countrywide Asset-Backed
                   Certificates, Series 2004-5N,
                   Class N1, 5.50%, 10/25/35                                 57
--------------------------------------------------------------------------------
               54  Countrywide Asset-Backed
                   Certificates, Series 2004-11N,
                   Class N, 5.25%, 4/25/36
                   (Acquired 10/27/04, Cost $54)(7)                          53
--------------------------------------------------------------------------------
              792  Countrywide Asset-Backed
                   Certificates, Series 2004-13,
                   Class AV1, VRN, 4.18%, 11/25/05,
                   resets monthly off the 1-month
                   LIBOR plus 0.14% with no caps                            792
--------------------------------------------------------------------------------
            2,192  Countrywide Asset-Backed
                   Certificates, Series 2005-7,
                   Class 3AV1, VRN, 4.16%, 11/25/05,
                   resets monthly off the 1-month
                   LIBOR plus 0.12% with no caps                          2,194
--------------------------------------------------------------------------------
            2,291  Countrywide Asset-Backed
                   Certificates, Series 2005-8,
                   Class 2A1, VRN, 4.17%, 11/25/05,
                   resets monthly off the 1-month
                   LIBOR plus 0.13% with no caps                          2,293
--------------------------------------------------------------------------------
              248  Equifirst Mortgage Loan Trust,
                   Series 2004-3, Class A1, VRN,
                   4.20%, 11/25/05, resets
                   monthly  off the 1-month LIBOR plus
                   0.16% with no caps                                       248
--------------------------------------------------------------------------------
               46  Finance America Net Interest
                   Margin, Series 2004-1, Class A,
                   5.25%, 6/27/34                                            46
--------------------------------------------------------------------------------
              442  First Franklin Mortgage Loan
                   Asset Backed Certificates, Series
                   2004 FF11, Class 2A1, VRN,
                   4.19%, 11/25/05, resets monthly
                   off the 1-month LIBOR plus
                   0.15% with no caps                                       442
--------------------------------------------------------------------------------
            1,175  First Franklin Mortgage Loan
                   Asset Backed Certificates, Series
                   2005 FF4, Class 2A1, VRN,
                   4.12%, 11/25/05, resets monthly
                   off the 1-month LIBOR plus
                   0.08% with no caps                                     1,176
--------------------------------------------------------------------------------
            4,500  Ford Credit Floorplan Master
                   Owner Trust, Series 2004-1,
                   Class A, VRN, 4.01%, 11/15/05,
                   resets monthly off the 1-month
                   LIBOR plus 0.04% with no caps(3)                       4,505
--------------------------------------------------------------------------------

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------

          $     1  Fremont Net Interest Margin,
                   Series 2004 B, 4.70%, 5/25/34
                   (Acquired 5/20/04, Cost $1)(7)                     $       1
--------------------------------------------------------------------------------
               64  GSAMP Net Interest Margin,
                   Series 2004, Class N1, 5.50%,
                   9/25/34 (Acquired 9/20/04,
                   Cost $64)(7)                                              64
--------------------------------------------------------------------------------
               51  Long Beach Asset Holdings Corp.,
                   Series 2004-5, Class C and P,
                   5.00%, 9/25/34 (Acquired
                   9/15/04, Cost $51)(7)                                     51
--------------------------------------------------------------------------------
              238  Long Beach Asset Holdings Corp.,
                   Series 2005-1, Class N1, 4.12%,
                   2/25/35 (Acquired 1/19/05,
                   Cost $238)(7)                                            237
--------------------------------------------------------------------------------
              804  NovaStar Home Equity Loan,
                   Series 2004-4, Class A2A, VRN,
                   4.23%, 11/25/05, resets monthly
                   off the 1-month LIBOR plus
                   0.19% with a cap of 11.00%                               804
--------------------------------------------------------------------------------
            2,131  NovaStar Home Equity Loan,
                   Series 2005-1, Class A2A, VRN,
                   4.16%, 11/25/05, resets monthly
                   off the 1-month LIBOR plus
                   0.12% with a cap of 11.00%                             2,133
--------------------------------------------------------------------------------
               35  NovaStar Net Interest Margin,
                   Series 2004 N2, Class X, O and P,
                   4.46%, 6/26/34 (Acquired
                   7/20/04, Cost $35)(7)                                     35
--------------------------------------------------------------------------------
              606  Park Place Securities Inc., Series
                   2004 WHQ2, Class A3B, VRN,
                   4.20%, 11/25/05, resets monthly
                   off the 1-month LIBOR plus
                   0.16% with no caps                                       606
--------------------------------------------------------------------------------
              804  Residential Asset Mortgage
                   Products Inc., Series 2004 RS10,
                   Class AII1, VRN, 4.21%, 11/25/05,
                   resets monthly off the 1-month
                   LIBOR plus 0.17% with a cap
                   of 14.00%                                                805
--------------------------------------------------------------------------------
              300  Residential Asset Securities Corp.,
                   Series 2004 KS2, Class MI1,
                   4.71%, 3/25/34                                           291
--------------------------------------------------------------------------------
              266  Residential Asset Securities Corp.,
                   Series 2004 KS7, Class A2B1,
                   VRN, 4.18%, 11/25/05, resets
                   monthly off the 1-month LIBOR
                   plus 0.14% with no caps                                  266
--------------------------------------------------------------------------------
               79  Sail Net Interest Margin Notes,
                   Series 2004-8A, Class A, 5.00%,
                   9/27/34 (Acquired 9/13/04,
                   Cost $79)(7)                                              79
--------------------------------------------------------------------------------
               29  Sail Net Interest Margin Notes,
                   Series 2004 BNCA, Class A,
                   5.00%, 9/27/34 (Acquired 8/5/04,
                   Cost $29)(7)                                              29
--------------------------------------------------------------------------------
               48  Sharps SP I LLC Net Interest
                   Margin Trust, Series 2004 OP1N,
                   Class NA, 5.19%, 4/25/34
                   (Acquired 6/9/04, Cost $48)(7)                            48
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $22,063)                                                           22,067
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
15

Balanced - Schedule of Investments

OCTOBER 31, 2005

Principal Amount                      ($ IN THOUSANDS)                  Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 0.6%

          $ 2,800  Commonwealth of Massachusetts
                   Rev., 5.50%, 1/1/34 (FGIC)(3)                      $   3,207
--------------------------------------------------------------------------------
              800  Illinois GO, (Taxable Pension),
                   5.10%, 6/1/33                                            772
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $4,212)                                                             3,979
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.5%

              810  Province of Quebec, 5.00%,
                   7/17/09                                                  816
--------------------------------------------------------------------------------
              910  Republic of Italy, 4.00%, 6/16/08(2)                     895
--------------------------------------------------------------------------------
              890  United Mexican States, 5.875%,
                   1/15/14(2)                                               907
--------------------------------------------------------------------------------
              180  United Mexican States, 6.75%,
                   9/27/34(2)                                               188
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES
(Cost $2,840)                                                             2,806
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.8%

Repurchase Agreement, Credit Suisse First Boston
Corp., (collateralized by various U.S. Treasury
obligations, 3.375%, 2/15/08, valued at $6,523),
in a joint trading account at 3.90%, dated
10/31/05, due 11/1/05 (Delivery value $6,401)(3)                      $   6,400
--------------------------------------------------------------------------------
          $ 5,000  U.S. Treasury Bills, 3.31%,
                   11/10/05(2)(8)                                         4,996
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $11,396)                                                           11,396
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(9) -- 8.9%

Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent), 4.05%,
dated 10/31/05, due 11/1/05
(Delivery Value $16,302)                                                 16,300
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent), 4.06%,
dated 10/31/05, due 11/1/05
(Delivery value $40,005)                                                 40,000
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $56,300)                                                           56,300
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 116.1%
(Cost $695,758)                                                         733,555
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (16.1)%                                (101,571)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                            $ 631,984
================================================================================

FUTURES CONTRACTS*
                                                        ($ IN THOUSANDS)

                           Expiration         Underlying Face      Unrealized
  Contracts Purchased         Date            Amount at Value      Gain (Loss)
--------------------------------------------------------------------------------
   12  S&P 500 Index      December 2005             $3,611              $(73)
                                            ====================================

                                                        ($ IN THOUSANDS)

                           Expiration         Underlying Face      Unrealized
    Contracts Sold            Date            Amount at Value      Gain (Loss)
--------------------------------------------------------------------------------
   90  U.S. Treasury
       2-Year Notes       December 2005            $18,468              $101
--------------------------------------------------------------------------------
   97  U.S. Treasury
       5-Year Notes       December 2005             10,271                76
--------------------------------------------------------------------------------
    1  U.S. Treasury
       10-Year Notes      December 2005                108                --
--------------------------------------------------------------------------------
                                                   $28,847              $177
                                            ====================================

*Futures contracts typically are based on an index or specific securities and tend to track the performance of the index or specific securities while remaining very liquid (easy to buy and sell). By investing its cash assets in futures, the fund has increased exposure to certain markets while maintaining easy access to cash. By selling futures, the fund hedges its investments against price fluctuations.

See Notes to Financial Statements.                                  (continued)

------
16

Balanced - Schedule of Investments

OCTOBER 31, 2005

NOTES TO SCHEDULE OF INVESTMENTS

ABSC = Asset-Backed Securities Corp.

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

GSAMP = Goldman Sachs Mortgage Pass-through

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective October 31, 2005.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of October 31, 2005.

(3) Security, or a portion thereof, has been segregated for a forward commitment and/or futures contract.

(4) Industry is less than 0.05% of total net assets.

(5) Final maturity indicated, unless otherwise noted.

(6) Forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2005, was $17,490
    (in thousands), which represented 2.8% of total net assets.

(8) The rate indicated is the yield to maturity at purchase.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
17

Statement of Assets and Liabilities

OCTOBER 31, 2005
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $639,458) --
including $69,110 of securities on loan                                $677,255
----------------------------------------------------------------
Investments made with cash collateral received
for securities on loan, at value (cost of $56,300)                       56,300
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $695,758)                733,555
----------------------------------------------------------------
Cash collateral received for securities on loan                               6
----------------------------------------------------------------
Receivable for investments sold                                           8,480
----------------------------------------------------------------
Receivable for capital shares sold                                           65
----------------------------------------------------------------
Receivable for variation margin on futures contracts                         12
----------------------------------------------------------------
Dividends and interest receivable                                         2,305
--------------------------------------------------------------------------------
                                                                        744,423
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan                   56,306
----------------------------------------------------------------
Disbursements in excess of demand deposit cash                            1,040
----------------------------------------------------------------
Payable for investments purchased                                        54,606
----------------------------------------------------------------
Accrued management fees                                                     479
----------------------------------------------------------------
Distribution fees payable                                                     4
----------------------------------------------------------------
Service fees payable                                                          4
--------------------------------------------------------------------------------
                                                                        112,439
--------------------------------------------------------------------------------
NET ASSETS                                                             $631,984
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                                $561,115
----------------------------------------------------------------
Undistributed net investment income                                       1,609
----------------------------------------------------------------
Undistributed net realized gain on investment transactions               31,359
----------------------------------------------------------------
Net unrealized appreciation on investments                               37,901
--------------------------------------------------------------------------------
                                                                       $631,984
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $614,558,356
----------------------------------------------------------------
Shares outstanding                                                   37,190,165
----------------------------------------------------------------
Net asset value per share                                                $16.52
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $1,236,844
----------------------------------------------------------------
Shares outstanding                                                       74,842
----------------------------------------------------------------
Net asset value per share                                                $16.53
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                          $16,189,142
----------------------------------------------------------------
Shares outstanding                                                      980,236
----------------------------------------------------------------
Net asset value per share                                                $16.52
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
18

Statement of Operations

YEAR ENDED OCTOBER 31, 2005
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Interest                                                               $ 11,248
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $4)                           6,506
----------------------------------------------------------------
Securities lending                                                          120
--------------------------------------------------------------------------------
                                                                         17,874
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                           5,715
----------------------------------------------------------------
Distribution fees -- Advisor Class                                           42
----------------------------------------------------------------
Service fees -- Advisor Class                                                42
----------------------------------------------------------------
Directors' fees and expenses                                                 10
----------------------------------------------------------------
Other expenses                                                                9
--------------------------------------------------------------------------------
                                                                          5,818
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    12,056
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                      44,163
----------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                                           (14,041)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                  30,122
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $ 42,178
================================================================================

See Notes to Financial Statements.

------
19

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2005         2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                                     $ 12,056     $ 10,026
----------------------------------------------------
Net realized gain (loss)                                    44,163       55,859
----------------------------------------------------
Change in net unrealized appreciation (depreciation)       (14,041)     (16,885)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                   42,178       49,000
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
----------------------------------------------------
  Investor Class                                           (11,086)     (10,813)
----------------------------------------------------
  Institutional Class                                          (14)          (3)
----------------------------------------------------
  Advisor Class                                               (254)        (262)
--------------------------------------------------------------------------------
Decrease in net assets from distributions                  (11,354)     (11,078)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                            (10,683)     (26,486)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                       20,141       11,436

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                        611,843      600,407
--------------------------------------------------------------------------------
End of period                                             $631,984     $611,843
================================================================================

Undistributed net investment income                         $1,609         $761
================================================================================

See Notes to Financial Statements.

------
20

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its objective by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

                                                                    (continued)

------
21

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements.
Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps are recorded as unrealized appreciation
(depreciation) on investments. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meets its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

TRACERS(SM)/TRAINS(SM) -- The fund may invest in TRACERS and TRAINS which represent ownership of a specified percentage of each security in an underlying pool of securities. Owners are entitled to receive a pro rata share of distributions from the underlying securities. In the event an underlying security is downgraded by a rating agency, that portion of the investment product will be redeemed and the underlying security will be distributed to the owner pro rata or the owner may receive cash proceeds. The risk of owning these products are the same as owning the individual securities, but enable the fund to be more diversified by owning a single security.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
22

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                INVESTOR         INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                  0.90%              0.70%              0.65%
--------------------------------------------------------------------------------
Over $1 billion                   0.80%              0.60%              0.55%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended October 31, 2005 was
0.90%, 0.70%, and 0.65%, for the Investor Class, Institutional Class and Advisor
Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2005, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC (formerly American Century
Services Corporation).

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2005, totaled $1,279,181, of which $803,156 represented
U.S. Treasury and Agency obligations. Sales of investment securities excluding short-term investments, for the year ended October 31, 2005, totaled $1,299,669, of which $809,065 represented U.S. Treasury and Agency obligations.

                                                                    (continued)

------
23

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                          SHARES        AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005

SHARES AUTHORIZED                                         200,000
================================================================================
Sold                                                        4,551      $ 75,084
---------------------------------------------------
Issued in reinvestment of distributions                       647        10,748
---------------------------------------------------
Redeemed                                                   (5,845)      (96,478)
--------------------------------------------------------------------------------
Net increase (decrease)                                      (647)     $(10,646)
================================================================================
YEAR ENDED OCTOBER 31, 2004

SHARES AUTHORIZED                                         150,000
================================================================================
Sold                                                        3,895      $ 60,116
---------------------------------------------------
Issued in reinvestment of distributions                       678        10,467
---------------------------------------------------
Redeemed                                                   (6,182)      (95,049)
--------------------------------------------------------------------------------
Net increase (decrease)                                    (1,609)     $(24,466)
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005

SHARES AUTHORIZED                                          15,000
================================================================================
Sold                                                           64        $1,052
---------------------------------------------------
Issued in reinvestment of distributions                         1            14
---------------------------------------------------
Redeemed                                                       (4)          (68)
--------------------------------------------------------------------------------
Net increase (decrease)                                        61        $  998
================================================================================
YEAR ENDED OCTOBER 31, 2004

SHARES AUTHORIZED                                          15,000
================================================================================
Sold                                                            4           $66
---------------------------------------------------
Issued in reinvestment of distributions                        --             3
---------------------------------------------------
Redeemed                                                       --            (9)
--------------------------------------------------------------------------------
Net increase (decrease)                                         4           $60
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005

SHARES AUTHORIZED                                          50,000
================================================================================
Sold                                                          316       $ 5,224
---------------------------------------------------
Issued in reinvestment of distributions                        13           224
---------------------------------------------------
Redeemed                                                     (395)       (6,483)
--------------------------------------------------------------------------------
Net increase (decrease)                                       (66)      $(1,035)
================================================================================
YEAR ENDED OCTOBER 31, 2004

SHARES AUTHORIZED                                          50,000
================================================================================
Sold                                                          386       $ 5,954
---------------------------------------------------
Issued in reinvestment of distributions                        15           234
---------------------------------------------------
Redeemed                                                     (539)       (8,268)
--------------------------------------------------------------------------------
Net increase (decrease)                                      (138)      $(2,080)
================================================================================

                                                                    (continued)

------
24

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of October 31, 2005, securities in the fund valued at $69,110 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$70,134. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $575 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the year ended October 31,
2005.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                              2005       2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                             $11,354     $11,078
--------------------------------------------------------------------------------
Long-term capital gains                                          --          --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications between income and realized gain relate primarily to the character of paydown gains and losses.

As of October 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                        $698,046
================================================================================
Gross tax appreciation of investments                                  $ 48,467
---------------------------------------------------------------
Gross tax depreciation of investments                                   (12,958)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                     $ 35,509
================================================================================
Net tax appreciation (depreciation) on derivatives                            3
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                    $ 35,512
================================================================================
Undistributed ordinary income                                            $4,782
---------------------------------------------------------------
Accumulated long-term gains                                             $30,575
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain futures contracts, and return of capital dividends.

                                                                    (continued)

------
25

Notes to Financial Statements

OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)

8. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $5,798,234 of qualified dividend income for the fiscal year ended October 31, 2005.

For corporate taxpayers, $2,232,970 of the ordinary income distributions paid during the fiscal year ended October 31, 2005, qualify for the corporate dividends received deduction.

------
26

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                              INVESTOR CLASS
--------------------------------------------------------------------------------
                             2005       2004       2003       2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $15.73     $14.77     $12.98     $14.28     $17.01
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(1)    0.31       0.26       0.27       0.35       0.38
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.77       0.98       1.77      (1.30)     (2.10)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.08       1.24       2.04      (0.95)     (1.72)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income          (0.29)     (0.28)     (0.25)     (0.35)     (0.40)
--------------------------
  From Net
  Realized Gains                --         --         --         --      (0.61)
--------------------------------------------------------------------------------
  Total Distributions        (0.29)     (0.28)     (0.25)     (0.35)     (1.01)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $16.52     $15.73     $14.77     $12.98     $14.28
================================================================================
  TOTAL RETURN(2)             6.89%      8.46%     15.92%     (6.80)%   (10.46)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.90%      0.90%      0.90%      0.90%      0.90%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets                    1.89%      1.65%      1.96%      2.46%      2.46%
--------------------------
Portfolio Turnover Rate        206%       204%       133%       108%       107%
--------------------------
Net Assets, End of Period
(in millions)                  $615       $595       $583       $541       $663
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
27

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                             2005       2004       2003       2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $15.73     $14.78     $12.99     $14.28     $17.01
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(1)    0.33       0.28       0.41       0.37       0.41
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.80       0.98       1.66      (1.29)     (2.10)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.13       1.26       2.07      (0.92)     (1.69)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income          (0.33)     (0.31)     (0.28)     (0.37)     (0.43)
--------------------------
  From Net
  Realized Gains                --         --         --         --      (0.61)
--------------------------------------------------------------------------------
  Total Distributions        (0.33)     (0.31)     (0.28)     (0.37)     (1.04)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $16.53     $15.73     $14.78     $12.99     $14.28
================================================================================
  TOTAL RETURN(2)             7.17%      8.61%     16.13%     (6.54)%   (10.27)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.70%      0.70%      0.70%      0.70%      0.70%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets                    2.09%      1.85%      2.16%      2.66%      2.66%
--------------------------
Portfolio Turnover Rate        206%       204%       133%       108%       107%
--------------------------
Net Assets, End of Period
(in thousands)               $1,237       $225       $155    $16,245    $20,474
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                              ADVISOR CLASS
--------------------------------------------------------------------------------
                             2005       2004       2003       2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $15.72     $14.77     $12.97     $14.27     $17.00
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(1)    0.27       0.22       0.22       0.31       0.34
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.78       0.97       1.80      (1.30)     (2.10)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.05       1.19       2.02      (0.99)     (1.76)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income          (0.25)     (0.24)     (0.22)     (0.31)     (0.36)
--------------------------
  From Net
  Realized Gains                --         --         --         --      (0.61)
--------------------------------------------------------------------------------
  Total Distributions        (0.25)     (0.24)     (0.22)     (0.31)     (0.97)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $16.52     $15.72     $14.77     $12.97     $14.27
================================================================================
  TOTAL RETURN(2)             6.70%      8.11%     15.74%     (7.04)%   (10.69)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.15%      1.15%      1.15%      1.15%      1.15%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets                    1.64%      1.40%      1.71%      2.21%      2.21%
--------------------------
Portfolio Turnover Rate        206%       204%       133%       108%       107%
--------------------------
Net Assets, End of Period
(in thousands)              $16,189    $16,439    $17,482    $13,985    $16,990
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2005,
and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Balanced Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 9, 2005

------
30

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 24
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                    (continued)

------
31

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 10
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, American Italian Pasta Company
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
LENGTH OF TIME SERVED (YEARS): 46
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
LENGTH OF TIME SERVED (YEARS): 14
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chief Executive
Officer, ACC (June 1996 to September 2000); Chairman, ACS LLC and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
32

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September 2000); Also serves as: Chief
Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries;
Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM, ACGIM, ACS LLC and
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
LENGTH OF TIME SERVED (YEARS): 4 and less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
33

Approval of Management Agreement for Balanced

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process-- referred to as the "15(c) Process"-- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also holds special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Balanced (the "fund") and the services provided to such fund under the management agreement. The information included, but was not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning similar funds;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the fund.

                                                                    (continued)

------
34

Approval of Management Agreement for Balanced

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with that of similar funds not

                                                                    (continued)

------
35

Approval of Management Agreement for Balanced

managed by the advisor. During the past year, the fund's performance was above the median performance of its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

                                                                    (continued)

------
36

Approval of Management Agreement for Balanced

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a 15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its Peer Group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the

                                                                    (continued)

------
37

Approval of Management Agreement for Balanced

same investment management team to determine whether the fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
38

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of Institutional
Class shares is lower than that of Investor Class shares. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
39

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
40

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers U.S. Aggregate Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P 500/BARRA VALUE AND GROWTH INDICES are market value-weighted indices consisting of stocks in the S&P 500 Index. S&P 500/BARRA VALUE consists of those stocks with lower price-to-book ratios that are slower growing or undervalued, and S&P 500/BARRA GROWTH consists of those stocks with higher price-to-book ratios that are faster growing.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
41

Notes

------
42

Notes

------
43

Notes

------
44

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                       PRSRT STD
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
                                                                   COMPANIES

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0512                     (c)2005 American Century Proprietary Holdings, Inc.
SH-ANN-46787S            All rights reserved.

American Century Investments
ANNUAL REPORT

[photo of man and woman]

OCTOBER 31, 2005

Veedot(reg.tm) Fund

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Veedot Fund for the year ended October 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Veedot - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                           ------------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE      INCEPTION
                                 1 YEAR     5 YEARS     INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                                                        11/30/99
   Before redemption fee         10.08%     -1.21%        1.84%
   Net of redemption fee(1)       7.88%       --           --
--------------------------------------------------------------------------------
RUSSELL 3000 INDEX(2)(3)         10.60%     -0.81%        0.40%          --
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 5000
TOTAL MARKET INDEX(4)            10.75%     -0.45%        0.38%          --
--------------------------------------------------------------------------------
Institutional Class                                                    8/1/00
   Before redemption fee         10.39%     -1.00%       -1.58%
   Net of redemption fee(1)       8.18%       --           --
--------------------------------------------------------------------------------

(1) Returns reflect the deduction of a 2.00% redemption fee, incurred if shares were redeemed within the first five years after purchase.

(2) In August of 2005, the fund's benchmark changed from the Dow Jones Wilshire
    5000 Total Market Index to the Russell 3000 Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

(3) (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.
    Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper Inc. -- A Reuters Company and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
    Lipper.

(4) In May 2004, the Wilshire 5000 Total Market Index, the fund's benchmark since inception, became known as the Dow Jones Wilshire 5000 Total Market
    Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The Veedot Fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
2

Veedot - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made November 30, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                          2000*    2001      2002      2003     2004     2005
--------------------------------------------------------------------------------
Investor Class
(before redemption fee)  18.40%   -27.03%   -12.73%   32.36%    1.40%   10.08%
--------------------------------------------------------------------------------
Russell 3000 Index        6.65%   -25.17%   -14.35%   23.69%    9.51%   10.60%
--------------------------------------------------------------------------------
Dow Jones Wilshire 5000
Total Market Index        4.60%   -25.54%   -13.40%   24.45%   10.00%   10.75%
--------------------------------------------------------------------------------
*From 11/30/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The Veedot Fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Veedot - Portfolio Commentary

[photo of investment team]

THE VEEDOT INVESTMENT TEAM: PORTFOLIO MANAGER JOHN SMALL, JR. AND INVESTMENT
TEAM ANALYST STEPHEN POOL.

American Century Veedot rose 10.08%* during the fiscal year ended October 31,
2005, lagging the 10.60% return of its benchmark, the Russell 3000 Index. In the third quarter of 2005, Veedot's official benchmark changed to the Russell 3000.
Previously, the portfolio measured its returns against the Dow Jones Wilshire
5000 Total Market Index.

ECONOMIC REVIEW

The U.S. economy (as measured by gross domestic product -- GDP) grew at a moderate rate during the fiscal year. The annualized "real" rate of GDP growth
(factoring out inflation) ranged from 3.3% to 4.3%. Energy costs and short-term interest rates soared, but "core" inflation (excluding food and energy prices)
remained relatively stable.

Attempting to keep inflation under control, the Federal Reserve, in eight quarter-point increments, raised its overnight interest rate target two full percentage points to 3.75% by October 2005 from 1.75% in October 2004.

STOCK MARKET REVIEW

Overcoming rising fuel and interest costs, corporate earnings for the Standard &
Poor's 500 Index (through the third quarter of 2005) extended their string of double-digit growth to 12 straight quarters. The S&P 500, a key benchmark for larger-capitalization companies, returned 8.72% in the fiscal year. That performance trailed its smaller-cap counterparts, the S&P MidCap 400 and
SmallCap 600 indices, which gained 17.65% and 15.27%, respectively.

The energy sector advanced 33.78% in the 12-month period and contributed more than any sector to the S&P 500's gain. Conversely, the consumer discretionary sector (-0.87%) led all sectors in detracting from the index's performance.
Value stocks outperformed growth stocks, with the Russell 3000 Value Index advancing 11.96% versus an 8.99% return for the Russell 3000 Growth Index.

LOTS OF ENERGY

Veedot's management selects stocks for the portfolio with a systematic process that aims to find companies with accelerating earnings and revenue growth. A significant portion of the portfolio's

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                 % OF
                                         NET ASSETS           NET ASSETS
                                            AS OF                AS OF
                                          10/31/05              4/30/05
--------------------------------------------------------------------------------
Administaff, Inc                            1.3%                  0.4%
--------------------------------------------------------------------------------
Investment Technology
Group Inc.                                  1.1%                  0.3%
--------------------------------------------------------------------------------
JLG Industries Inc.                         1.0%                  0.3%
--------------------------------------------------------------------------------
Stewart Information
Services Corp.                              0.9%                   --
--------------------------------------------------------------------------------
Cemex SA de CV ADR                          0.9%                   --
--------------------------------------------------------------------------------
Tiffany & Co.                               0.9%                  0.3%
--------------------------------------------------------------------------------
SFBC International, Inc.                    0.9%                   --
--------------------------------------------------------------------------------
Albany
International Corp.                         0.8%                   --
--------------------------------------------------------------------------------
Plexus Corp.                                0.8%                   --
--------------------------------------------------------------------------------
Meridian Bioscience Inc.                    0.8%                   --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for
 Investor Class shares and are not reduced by any redemption fees.
 Had redemption fees been applied, returns would have been lower.   (continued)

------
4

Veedot - Portfolio Commentary

return came from an overweight position in energy stocks, a sector that also topped all others in relative and absolute performance for Veedot.

Within energy, pipeline maker Tenaris S.A. led all individual stocks in contributing to the portfolio's return, surging 151% during the year as most energy stocks benefited from rising oil and natural gas prices.

Elsewhere, advantageous stock selection in a variety of sectors -- industrials, financials, materials and telecommunication services -- provided the lion's share of Veedot's return. A stake in Administaff, the human resources staffing provider, led the way on both a relative and absolute basis. The portfolio's position in that stock constituted one of its five leading individual overweights in the period.

HIGH-TECH DRAG

Information technology proved by far the biggest detriment to the portfolio, which suffered from both an overweight stake and security selection in the sector. Soft commercial demand for computers and other hardware in the first half of the fiscal year dinged technology stocks, which hurt Veedot's picks in semiconductors and communications equipment.

The fund enjoyed a positive absolute contribution from the health care sector, but two drugmakers ranked among the portfolio's worst-performing stocks. Shares in one, wholesale drug supplier First Horizon Pharmaceutical, lost 16% of their value during one day in late October 2005 after the company said it would not meet consensus earnings expectations in 2006. Veedot managed to sell its stake in the company before the one-day plunge, but prior losses still trimmed the portfolio's overall return.

Forward Industries, a Florida-based supplier of carrying cases and other accessories for hand-held consumer electronics, topped Veedot's list of absolute detractors. Investors reacted negatively to news that the company's senior executives had sold large blocks of company stock, whose price then fell considerably from September 2005 into October 2005. Veedot sold its position in the company.

INVESTMENT PHILOSOPHY

Using our systematic investment process, we will continue focusing on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies also must have historical stock price performance that suggests impending share price appreciation.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Capital Markets                             7.4%                  2.1%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                  6.1%                  5.8%
--------------------------------------------------------------------------------
Semiconductors
& Semiconductor
Equipment                                   6.0%                  1.0%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                  5.8%                  4.9%
--------------------------------------------------------------------------------
Oil, Gas
& Consumable Fuels                          4.3%                  5.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                               99.3%                 99.8%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             0.6%                  0.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                              0.1%                (0.4)%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
6

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                    EXPENSES PAID
                      BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      5/1/05 -        EXPENSE
                       5/1/05         10/31/05         10/31/05        RATIO*
--------------------------------------------------------------------------------
VEEDOT SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class         $1,000        $1,111.80          $7.98          1.50%
--------------------------------------------------------------------------------
Institutional Class    $1,000        $1,112.60          $6.92          1.30%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class         $1,000        $1,017.64          $7.63          1.50%
--------------------------------------------------------------------------------
Institutional Class    $1,000        $1,018.65          $6.61          1.30%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

Veedot - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.3%

AEROSPACE & DEFENSE -- 0.9%
--------------------------------------------------------------------------------
    19,000   Ceradyne Inc.(1)                                     $    744,800
--------------------------------------------------------------------------------
    53,000   Ladish Co., Inc.(1)                                     1,059,470
--------------------------------------------------------------------------------
                                                                     1,804,270
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.7%
--------------------------------------------------------------------------------
    23,000   C.H. Robinson Worldwide Inc.                              810,980
--------------------------------------------------------------------------------
    27,000   EGL Inc.(1)                                               756,810
--------------------------------------------------------------------------------
     6,500   FedEx Corporation                                         597,545
--------------------------------------------------------------------------------
    15,500   United Parcel Service, Inc. Cl B                        1,130,570
--------------------------------------------------------------------------------
                                                                     3,295,905
--------------------------------------------------------------------------------
AIRLINES -- 1.6%
--------------------------------------------------------------------------------
    64,000   AirTran Holdings, Inc.(1)                                 957,440
--------------------------------------------------------------------------------
    73,500   Mesa Air Group, Inc.(1)                                   829,080
--------------------------------------------------------------------------------
    77,500   Southwest Airlines Co.                                  1,240,775
--------------------------------------------------------------------------------
                                                                     3,027,295
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.4%
--------------------------------------------------------------------------------
    16,500   BorgWarner Inc.                                           956,835
--------------------------------------------------------------------------------
    50,500   Gentex Corp.                                              950,410
--------------------------------------------------------------------------------
    36,000   Toyoda Gosei Co. Ltd. ORD                                 671,509
--------------------------------------------------------------------------------
                                                                     2,578,754
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.4%
--------------------------------------------------------------------------------
    15,000   DaimlerChrysler AG ORD(1)                                 751,875
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.6%
--------------------------------------------------------------------------------
    73,000   Berna Biotech AG ORD(1)                                   736,572
--------------------------------------------------------------------------------
   100,000   Dendreon Corp.(1)                                         616,000
--------------------------------------------------------------------------------
    13,500   Morphosys AG ORD(1)                                       621,471
--------------------------------------------------------------------------------
    63,500   Myriad Genetics Inc.(1)                                 1,230,631
--------------------------------------------------------------------------------
    18,500   Neurocrine Biosciences Inc.(1)                            977,170
--------------------------------------------------------------------------------
   267,500   Novavax Inc.(1)                                         1,080,700
--------------------------------------------------------------------------------
    71,000   Regeneron
             Pharmaceuticals Inc.(1)                                   888,210
--------------------------------------------------------------------------------
   200,000   Repligen Corp.(1)                                         740,000
--------------------------------------------------------------------------------
                                                                     6,890,754
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
    31,500   Ameron International Corp.                              1,346,625
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 7.4%
--------------------------------------------------------------------------------
    12,500   Blackrock Inc.                                          1,185,000
--------------------------------------------------------------------------------
    11,000   Franklin Resources, Inc.                                  972,070
--------------------------------------------------------------------------------
     5,500   Goldman Sachs
             Group, Inc. (The)                                         695,035
--------------------------------------------------------------------------------
    66,500   Investment Technology
             Group Inc.(1)                                           2,161,915
--------------------------------------------------------------------------------
    70,500   Knight Capital Group Inc. Cl A(1)                         674,685
--------------------------------------------------------------------------------
     5,500   Lehman Brothers Holdings Inc.                             658,185
--------------------------------------------------------------------------------
    21,000   Merrill Lynch & Co., Inc.                               1,359,540
--------------------------------------------------------------------------------
    63,000   Mitsubishi UFJ
             Securities Co. ORD                                        715,374
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

     9,000   Northern Trust Corp.                                 $    482,400
--------------------------------------------------------------------------------
    32,000   Nuveen Investments Inc. Cl A                            1,295,040
--------------------------------------------------------------------------------
    54,500   OptionsXpress Holdings, Inc.                            1,027,870
--------------------------------------------------------------------------------
    23,000   Raymond James Financial, Inc.                             782,690
--------------------------------------------------------------------------------
    53,500   Schwab (Charles) Corp.                                    813,200
--------------------------------------------------------------------------------
    10,500   State Street Corp.                                        579,915
--------------------------------------------------------------------------------
   111,000   Van der Moolen
             Holding N.V. ADR                                          604,950
--------------------------------------------------------------------------------
                                                                    14,007,869
--------------------------------------------------------------------------------
CHEMICALS -- 0.7%
--------------------------------------------------------------------------------
    56,000   Pioneer Companies Inc.(1)                               1,315,440
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 2.8%
--------------------------------------------------------------------------------
    13,500   BB&T Corporation                                          571,590
--------------------------------------------------------------------------------
    25,500   Cascade Bancorp                                           581,400
--------------------------------------------------------------------------------
    27,500   Center Financial Corp.                                    696,850
--------------------------------------------------------------------------------
    25,000   Commerce Bancshares, Inc.                               1,328,250
--------------------------------------------------------------------------------
    11,500   First State Bancorporation                                256,565
--------------------------------------------------------------------------------
    15,176   Frontier Financial Corp.                                  489,274
--------------------------------------------------------------------------------
    19,500   Heritage Commerce Corp.                                   428,415
--------------------------------------------------------------------------------
    54,500   Nara Bancorp Inc.                                         982,635
--------------------------------------------------------------------------------
                                                                     5,334,979
--------------------------------------------------------------------------------
COMMERCIAL SERVICES
& SUPPLIES -- 3.5%
--------------------------------------------------------------------------------
    57,000   Administaff, Inc.                                       2,412,240
--------------------------------------------------------------------------------
   265,000   CBIZ Inc.(1)                                            1,523,750
--------------------------------------------------------------------------------
    35,000   FTI Consulting, Inc.(1)                                   957,950
--------------------------------------------------------------------------------
    19,000   John H. Harland Company                                   790,210
--------------------------------------------------------------------------------
    24,000   Robert Half International Inc.                            885,120
--------------------------------------------------------------------------------
                                                                     6,569,270
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.8%
--------------------------------------------------------------------------------
    38,000   Adtran, Inc.                                            1,149,500
--------------------------------------------------------------------------------
    49,500   Avaya Inc.(1)                                             570,240
--------------------------------------------------------------------------------
    19,500   Avocent Corp.(1)                                          597,870
--------------------------------------------------------------------------------
    56,500   Bookham Inc.(1)                                           290,975
--------------------------------------------------------------------------------
     1,080   ClearOne Communications Inc.(1)                             2,538
--------------------------------------------------------------------------------
    49,000   Corning Inc.(1)                                           984,410
--------------------------------------------------------------------------------
    61,000   Foundry Networks, Inc.(1)                                 727,730
--------------------------------------------------------------------------------
    60,000   Powerwave Technologies Inc.(1)                            672,600
--------------------------------------------------------------------------------
   332,500   Sycamore Networks Inc.(1)                               1,293,425
--------------------------------------------------------------------------------
    61,500   Tellabs, Inc.(1)                                          587,940
--------------------------------------------------------------------------------
    25,456   Tollgrade Communications Inc.(1)                          246,923
--------------------------------------------------------------------------------
                                                                     7,124,151
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.7%
--------------------------------------------------------------------------------
   133,500   Advanced Digital
             Information Corp.(1)                                    1,220,190
--------------------------------------------------------------------------------
    20,500   Electronics for Imaging, Inc.(1)                          514,755
--------------------------------------------------------------------------------
    19,500   Logitech International SA ADR(1)                          748,020
--------------------------------------------------------------------------------
    43,500   Neoware Systems Inc.(1)                                   818,670
--------------------------------------------------------------------------------
                                                                     3,301,635
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Veedot - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                Value
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 1.2%
--------------------------------------------------------------------------------
   139,500   EnGlobal Corp.(1)                                    $    919,305
--------------------------------------------------------------------------------
    13,500   Jacobs Engineering Group Inc.(1)                          860,625
--------------------------------------------------------------------------------
    24,500   Veidekke ASA ORD                                          591,333
--------------------------------------------------------------------------------
                                                                     2,371,263
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 3.4%
--------------------------------------------------------------------------------
    32,500   Cemex SA de CV ADR                                      1,692,275
--------------------------------------------------------------------------------
     7,500   Eagle Materials Inc.                                      798,675
--------------------------------------------------------------------------------
    18,000   Florida Rock Industries, Inc.                           1,024,200
--------------------------------------------------------------------------------
    15,000   Martin Marietta Materials, Inc.                         1,183,650
--------------------------------------------------------------------------------
    41,500   U.S. Concrete Inc.(1)                                     253,150
--------------------------------------------------------------------------------
    22,000   Vulcan Materials Co.                                    1,430,000
--------------------------------------------------------------------------------
                                                                     6,381,950
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 2.8%
--------------------------------------------------------------------------------
    49,500   Asta Funding, Inc.                                      1,342,935
--------------------------------------------------------------------------------
    23,000   CompuCredit Corp.(1)                                    1,007,860
--------------------------------------------------------------------------------
    54,000   Ezcorp Inc.(1)                                            793,260
--------------------------------------------------------------------------------
    35,000   First Cash Financial
             Services, Inc.(1)                                         918,050
--------------------------------------------------------------------------------
     5,500   Student Loan Corp.                                      1,205,600
--------------------------------------------------------------------------------
                                                                     5,267,705
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
--------------------------------------------------------------------------------
    27,500   Asset Acceptance Capital Corp.(1)                         728,475
--------------------------------------------------------------------------------
    12,000   Moody's Corp.                                             639,120
--------------------------------------------------------------------------------
                                                                     1,367,595
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES -- 0.3%
--------------------------------------------------------------------------------
    93,500   Broadwing Corp.(1)                                        592,790
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
--------------------------------------------------------------------------------
    12,500   Exelon Corporation                                        650,375
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.9%
--------------------------------------------------------------------------------
    10,000   Emerson Electric Co.                                      695,500
--------------------------------------------------------------------------------
    50,000   Encore Wire Corp.(1)                                    1,078,500
--------------------------------------------------------------------------------
    36,500   Lamson & Sessions Co. (The)(1)                            715,400
--------------------------------------------------------------------------------
    35,500   Regal-Beloit Corp.                                      1,129,965
--------------------------------------------------------------------------------
                                                                     3,619,365
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 4.1%
--------------------------------------------------------------------------------
    32,500   Agilent Technologies, Inc.(1)                           1,040,325
--------------------------------------------------------------------------------
    41,000   Cognex Corp.                                            1,171,780
--------------------------------------------------------------------------------
   155,000   Lexar Media Inc.(1)                                     1,162,500
--------------------------------------------------------------------------------
    56,500   LoJack Corp.(1)                                         1,074,065
--------------------------------------------------------------------------------
    90,000   Plexus Corp.(1)                                         1,590,300
--------------------------------------------------------------------------------
   136,000   Tamura Corp. ORD                                          564,645
--------------------------------------------------------------------------------
    68,000   Technitrol, Inc.                                        1,143,760
--------------------------------------------------------------------------------
                                                                     7,747,375
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 6.1%
--------------------------------------------------------------------------------
    15,000   Baker Hughes Inc.                                    $    824,400
--------------------------------------------------------------------------------
    15,500   Diamond Offshore Drilling, Inc.                           875,130
--------------------------------------------------------------------------------
    26,000   Dril-Quip Inc.(1)                                       1,063,400
--------------------------------------------------------------------------------
    22,500   ENSCO International Inc.                                1,025,775
--------------------------------------------------------------------------------
    11,500   Global SantaFe Corp.                                      512,325
--------------------------------------------------------------------------------
    26,000   Grant Prideco Inc.(1)                                   1,011,140
--------------------------------------------------------------------------------
    23,000   Helmerich & Payne, Inc.                                 1,274,200
--------------------------------------------------------------------------------
    94,000   Matrix Service Co.(1)                                     924,020
--------------------------------------------------------------------------------
    19,500   National Oilwell Varco, Inc.(1)                         1,218,165
--------------------------------------------------------------------------------
    69,000   Parker Drilling Co.(1)                                    609,960
--------------------------------------------------------------------------------
    16,000   Schlumberger Ltd.                                       1,452,320
--------------------------------------------------------------------------------
    23,500   W-H Energy Services Inc.(1)                               712,050
--------------------------------------------------------------------------------
                                                                    11,502,885
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.3%
--------------------------------------------------------------------------------
    13,500   Costco Wholesale Corporation                              652,860
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
    24,500   Flowers Foods Inc.                                        717,850
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES -- 5.8%
--------------------------------------------------------------------------------
     5,000   Alcon Inc.(1)                                             664,500
--------------------------------------------------------------------------------
    29,000   Aspect Medical Systems Inc.(1)                            945,980
--------------------------------------------------------------------------------
    22,000   Baxter International, Inc.                                841,060
--------------------------------------------------------------------------------
    57,000   Cerus Corp.(1)                                            377,910
--------------------------------------------------------------------------------
    23,500   Cutera, Inc.(1)                                           643,900
--------------------------------------------------------------------------------
    25,000   Greatbatch, Inc.(1)                                       651,500
--------------------------------------------------------------------------------
    27,000   ICU Medical Inc.(1)                                       942,570
--------------------------------------------------------------------------------
    21,500   Medtronic, Inc.                                         1,218,190
--------------------------------------------------------------------------------
    75,000   Meridian Bioscience Inc.                                1,570,500
--------------------------------------------------------------------------------
    31,000   St. Jude Medical, Inc.(1)                               1,490,170
--------------------------------------------------------------------------------
    72,500   Synovis Life Technologies Inc.(1)                         653,225
--------------------------------------------------------------------------------
    47,000   Thoratec Corp.(1)                                         929,660
--------------------------------------------------------------------------------
                                                                    10,929,165
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS
& SERVICES -- 3.9%
--------------------------------------------------------------------------------
    14,000   Aetna Inc.                                              1,239,840
--------------------------------------------------------------------------------
    36,000   Bio-Reference Labs Inc.(1)                                682,560
--------------------------------------------------------------------------------
    70,000   Capio AB ORD(1)                                         1,210,007
--------------------------------------------------------------------------------
    13,500   Pharmaceutical Product
             Development, Inc.                                         775,845
--------------------------------------------------------------------------------
    59,500   QMed Inc.(1)                                              681,275
--------------------------------------------------------------------------------
    38,000   SFBC International, Inc.(1)                             1,620,320
--------------------------------------------------------------------------------
    50,000   Ventiv Health, Inc.(1)                                  1,262,000
--------------------------------------------------------------------------------
                                                                     7,471,847
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
--------------------------------------------------------------------------------
    57,500   Ambassadors Group Inc.                                  1,493,850
--------------------------------------------------------------------------------
   150,500   Bally Total Fitness Holding Corp.(1)                      862,365
--------------------------------------------------------------------------------
    41,000   Skylark Co. Ltd. ORD                                      675,609
--------------------------------------------------------------------------------
                                                                     3,031,824
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Veedot - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                Value
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.3%
--------------------------------------------------------------------------------
    38,500   Loewe AG ORD(1)                                      $    505,658
--------------------------------------------------------------------------------
INSURANCE -- 1.9%
--------------------------------------------------------------------------------
    15,500   First American Financial
             Corp. (The)                                               679,210
--------------------------------------------------------------------------------
    12,000   Mercury General Corp.                                     725,400
--------------------------------------------------------------------------------
    11,000   RLI Corp.                                                 591,250
--------------------------------------------------------------------------------
    33,500   Stewart Information
             Services Corp.                                          1,706,155
--------------------------------------------------------------------------------
                                                                     3,702,015
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 1.3%
--------------------------------------------------------------------------------
    15,500   eBay Inc.(1)                                              613,800
--------------------------------------------------------------------------------
    23,000   NutriSystem, Inc.(1)                                      689,310
--------------------------------------------------------------------------------
    45,000   Sportsman's Guide Inc. (The)(1)                         1,184,850
--------------------------------------------------------------------------------
                                                                     2,487,960
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 2.7%
--------------------------------------------------------------------------------
    31,000   Blue Coat Systems, Inc.(1)                              1,456,690
--------------------------------------------------------------------------------
     3,520   Homestore Inc.(1)                                          12,778
--------------------------------------------------------------------------------
   120,500   Keynote Systems Inc.(1)                                 1,570,115
--------------------------------------------------------------------------------
     7,500   Netease.com ADR(1)                                        572,025
--------------------------------------------------------------------------------
    12,500   Softbank Corp. ORD                                        703,786
--------------------------------------------------------------------------------
    47,500   Vignette Corp.(1)                                         788,975
--------------------------------------------------------------------------------
                                                                     5,104,369
--------------------------------------------------------------------------------
IT SERVICES -- 0.7%
--------------------------------------------------------------------------------
    58,000   Carreker Corp.(1)                                         318,420
--------------------------------------------------------------------------------
    74,500   MPS Group, Inc.(1)                                        927,525
--------------------------------------------------------------------------------
                                                                     1,245,945
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
    44,500   Leapfrog Enterprises Inc.(1)                              667,500
--------------------------------------------------------------------------------
   125,500   Smith & Wesson Holding Corp.(1)                           640,050
--------------------------------------------------------------------------------
                                                                     1,307,550
--------------------------------------------------------------------------------
MACHINERY -- 2.9%
--------------------------------------------------------------------------------
    41,500   Albany International Corp.                              1,603,145
--------------------------------------------------------------------------------
    25,500   CIRCOR International Inc.                                 718,335
--------------------------------------------------------------------------------
    51,000   JLG Industries Inc.                                     1,956,360
--------------------------------------------------------------------------------
   144,000   Kinki Sharyo Co. Ltd. ORD                                 552,061
--------------------------------------------------------------------------------
   132,000   Nissan Diesel Motor Co. Ltd. ORD                          709,159
--------------------------------------------------------------------------------
                                                                     5,539,060
--------------------------------------------------------------------------------
MEDIA -- 0.4%
--------------------------------------------------------------------------------
     9,000   Getty Images Inc.(1)                                      747,090
--------------------------------------------------------------------------------
METALS & MINING -- 1.1%
--------------------------------------------------------------------------------
    23,000   Falconbridge Ltd.                                         647,450
--------------------------------------------------------------------------------
    69,500   Goldcorp Inc. New York Shares                           1,387,220
--------------------------------------------------------------------------------
                                                                     2,034,670
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.4%
--------------------------------------------------------------------------------
    23,500   Conn's, Inc.(1)                                           687,845
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.3%
--------------------------------------------------------------------------------
    11,000   Boewe Systec AG ORD                                  $    626,845
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 4.3%
--------------------------------------------------------------------------------
     9,000   Amerada Hess Corp.                                      1,125,900
--------------------------------------------------------------------------------
     6,000   Burlington Resources, Inc.                                433,320
--------------------------------------------------------------------------------
    24,000   Chesapeake Energy Corp.                                   770,400
--------------------------------------------------------------------------------
    43,000   Dorchester Minerals L.P.                                1,135,200
--------------------------------------------------------------------------------
    19,500   Edge Petroleum Corp.(1)                                   472,485
--------------------------------------------------------------------------------
    82,500   Gasco Energy Inc.(1)                                      501,600
--------------------------------------------------------------------------------
     8,000   Newfield Exploration Company(1)                           362,640
--------------------------------------------------------------------------------
    23,500   Penn Virginia Resource
             Partners L.P.(1)                                        1,259,130
--------------------------------------------------------------------------------
    35,000   St. Mary Land & Exploration Co.                         1,190,350
--------------------------------------------------------------------------------
    23,000   XTO Energy Inc.                                           999,580
--------------------------------------------------------------------------------
                                                                     8,250,605
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.4%
--------------------------------------------------------------------------------
    26,000   Barr Pharmaceuticals Inc.(1)                            1,493,700
--------------------------------------------------------------------------------
    26,500   Biovail Corp.(1)                                          577,435
--------------------------------------------------------------------------------
   149,000   Columbia Laboratories Inc.(1)                             575,140
--------------------------------------------------------------------------------
    29,300   Depomed Inc.(1)                                           146,500
--------------------------------------------------------------------------------
   150,000   Durect Corp.(1)                                           951,000
--------------------------------------------------------------------------------
    79,000   King Pharmaceuticals, Inc.(1)                           1,218,970
--------------------------------------------------------------------------------
   293,000   Toyama Chemical
             Co. Ltd. ORD(1)                                         1,392,779
--------------------------------------------------------------------------------
                                                                     6,355,524
--------------------------------------------------------------------------------
REAL ESTATE -- 0.8%
--------------------------------------------------------------------------------
    99,000   Mitsubishi Estate Co. Ltd. ORD                          1,457,747
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.3%
--------------------------------------------------------------------------------
    15,000   Arkansas Best Corporation                                 581,400
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 6.0%
--------------------------------------------------------------------------------
    26,000   Advanced Micro Devices, Inc.(1)                           603,720
--------------------------------------------------------------------------------
   327,000   Anadigics, Inc.(1)                                      1,095,450
--------------------------------------------------------------------------------
    20,500   Cymer, Inc.(1)                                            714,425
--------------------------------------------------------------------------------
    51,500   Genesis Microchip Inc.(1)                                 990,860
--------------------------------------------------------------------------------
    51,000   Intersil Corp. Cl A                                     1,160,760
--------------------------------------------------------------------------------
    65,500   Komatsu Electronic
             Metals Co. Ltd. ORD                                       761,215
--------------------------------------------------------------------------------
    67,500   RF Micro Devices, Inc.(1)                                 353,700
--------------------------------------------------------------------------------
    50,000   Samsung Techwin Co. Ltd. ORD                              725,575
--------------------------------------------------------------------------------
    20,500   SiRF Technology Holdings, Inc.(1)                         528,695
--------------------------------------------------------------------------------
    51,000   Standard Microsystems Corp.(1)                          1,441,770
--------------------------------------------------------------------------------
    31,000   Supertex Inc.(1)                                        1,135,840
--------------------------------------------------------------------------------
    68,000   Teradyne, Inc.(1)                                         920,720
--------------------------------------------------------------------------------
   226,500   TriQuint Semiconductor, Inc.(1)                           951,300
--------------------------------------------------------------------------------
                                                                    11,384,030
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

Veedot - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                Value
--------------------------------------------------------------------------------

SOFTWARE -- 4.0%
--------------------------------------------------------------------------------
    17,000   Blackboard Inc.(1)                                   $    477,700
--------------------------------------------------------------------------------
    60,500   Concur Technologies, Inc.(1)                              817,355
--------------------------------------------------------------------------------
   176,500   Embarcadero Technologies Inc.(1)                        1,373,170
--------------------------------------------------------------------------------
    75,000   JDA Software Group, Inc.(1)                             1,212,750
--------------------------------------------------------------------------------
   172,000   Lawson Software Inc.(1)                                 1,317,520
--------------------------------------------------------------------------------
    48,000   McAfee Inc.(1)                                          1,441,440
--------------------------------------------------------------------------------
    25,500   Red Hat Inc.(1)                                           592,110
--------------------------------------------------------------------------------
    40,500   Smith Micro Software Inc.(1)                              291,600
--------------------------------------------------------------------------------
                                                                     7,523,645
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.8%
--------------------------------------------------------------------------------
    69,000   Charlotte Russe Holding Inc.(1)                         1,215,780
--------------------------------------------------------------------------------
     8,000   Fast Retailing Company
             Limited ORD                                               559,763
--------------------------------------------------------------------------------
    42,500   Tiffany & Co.                                           1,674,500
--------------------------------------------------------------------------------
                                                                     3,450,043
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 0.4%
--------------------------------------------------------------------------------
    26,000   Fidelity Bankshares, Inc.                                 733,200
--------------------------------------------------------------------------------
TRADING COMPANIES
& DISTRIBUTORS -- 1.2%
--------------------------------------------------------------------------------
    26,500   GATX Corp.                                                990,305
--------------------------------------------------------------------------------
    19,500   Grainger (W.W.), Inc.                                   1,306,110
--------------------------------------------------------------------------------
                                                                     2,296,415
--------------------------------------------------------------------------------
WATER UTILITIES -- 0.7%
--------------------------------------------------------------------------------
    37,000   Aqua America Inc.                                       1,253,560
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION  SERVICES -- 0.7%
--------------------------------------------------------------------------------
    15,000   NII Holdings, Inc.(1)                                $  1,243,800
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $170,389,956)                                                188,172,647
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.6%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Treasury obligations, 7.50% - 8.875%,
11/15/16 - 8/15/21, valued at $1,226,611),
in a joint trading account at 3.90%,
dated 10/31/05, due 11/1/05
(Delivery value $1,200,130)
(Cost $1,200,000)                                                    1,200,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 99.9%
(Cost $171,589,956)                                                189,372,647
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%                                   145,005
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $189,517,652
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

OCTOBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $171,589,956)            $189,372,647
----------------------------------------------------------------
Receivable for investments sold                                      9,482,326
----------------------------------------------------------------
Dividends and interest receivable                                       58,671
--------------------------------------------------------------------------------
                                                                   198,913,644
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                         372,236
----------------------------------------------------------------
Payable for investments purchased                                    8,782,899
----------------------------------------------------------------
Accrued management fees                                                240,857
--------------------------------------------------------------------------------
                                                                     9,395,992
--------------------------------------------------------------------------------

NET ASSETS                                                        $189,517,652
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $264,576,589
----------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                  (92,841,310)
----------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities in foreign currencies     17,782,373
--------------------------------------------------------------------------------
                                                                  $189,517,652
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $178,077,610
----------------------------------------------------------------
Shares outstanding                                                  31,945,969
----------------------------------------------------------------
Net asset value per share                                                $5.57
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $11,440,042
----------------------------------------------------------------
Shares outstanding                                                   2,031,713
----------------------------------------------------------------
Net asset value per share                                                $5.63
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED OCTOBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $6,019)                $ 2,013,746
----------------------------------------------------------------
Interest                                                                98,712
--------------------------------------------------------------------------------
                                                                     2,112,458
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                      3,187,010
----------------------------------------------------------------
Directors' fees and expenses                                             3,249
----------------------------------------------------------------
Other expenses                                                           1,515
--------------------------------------------------------------------------------
                                                                     3,191,774
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                        (1,079,316)
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions                                   25,010,629
----------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments and translation
of assets and liabilities in foreign currencies                     (2,501,295)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             22,509,334
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $21,430,018
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      2005            2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                      $ (1,079,316)   $ (1,362,889)
-----------------------------------------------
Net realized gain (loss)                            25,010,629      17,531,407
-----------------------------------------------
Change in net unrealized
appreciation (depreciation)                         (2,501,295)    (13,543,653)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           21,430,018       2,624,865
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                    (63,930,650)    (11,788,635)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              (42,500,632)     (9,163,770)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                232,018,284     241,182,054
--------------------------------------------------------------------------------
End of period                                     $189,517,652    $232,018,284
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

OCTOBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund uses an approach to common stock investing developed by American Century.
This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and

(continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than five years. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                                     INVESTOR    INSTITUTIONAL
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million                                     1.50%         1.30%
--------------------------------------------------------------------------------
Next $250 million                                      1.30%         1.10%
--------------------------------------------------------------------------------
Over $500 million                                      1.10%         0.90%
--------------------------------------------------------------------------------

The effective annual management fee for the fund for the year ended October 31,
2005 was 1.50% and 1.30% for the Investor Class and Institutional Class,
respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC (formerly American Century
Services Corporation).

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2005, were $838,727,092 and $899,663,745, respectively.

(continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                  SHARES           AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                               200,000,000
================================================================================
Sold                                                846,849    $  4,523,633
--------------------------------------------
Redeemed                                        (12,307,748)    (66,288,038)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                         (11,460,899)   $(61,764,405)
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                               200,000,000
================================================================================
Sold                                              2,323,446    $ 12,087,754
--------------------------------------------
Redeemed                                         (4,744,882)    (23,667,811)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                          (2,421,436)   $(11,580,057)
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                166,129     $   917,669
--------------------------------------------
Redeemed                                           (565,545)     (3,083,914)
--------------------------------------------------------------------------------
Net increase (decrease)                            (399,416)    $(2,166,245)
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                311,248     $ 1,665,622
--------------------------------------------
Redeemed                                           (361,238)     (1,874,200)(3)
--------------------------------------------------------------------------------
Net increase (decrease)                             (49,990)    $  (208,578)
================================================================================

(1) Net of redemption fees of $334,934.

(2) Net of redemption fees of $410,553.

(3) Net of redemption fees of $22,885.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$575,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended
October 31, 2005.

6. RISK FACTORS

The fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

(continued)

------
18

Notes to Financial Statements

OCTOBER 31, 2005

7. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2005 and October 31, 2004.

As of October 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                   $172,348,452
================================================================================
Gross tax appreciation of investments                              $20,811,142
----------------------------------------------------------------
Gross tax depreciation of investments                               (3,786,947)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $17,024,195
================================================================================
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in foreign currencies           (318)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                $17,023,877
================================================================================
Undistributed ordinary income                                               --
----------------------------------------------------------------
Accumulated capital losses                                        $(92,082,814)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $59,765,362 and $32,317,452 expire in 2009 and 2010, respectively.

------
19

Veedot - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                           INVESTOR CLASS
--------------------------------------------------------------------------------
                         2005        2004       2003        2002        2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period     $5.06       $4.99       $3.77      $4.32       $5.92
--------------------------------------------------------------------------------
Income From
Investment
Operations
-------------------
  Net Investment
  Income (Loss)(1)      (0.03)      (0.03)      (0.03)     (0.01)       --(2)
-------------------
  Net Realized and
  Unrealized
  Gain (Loss)            0.53        0.09        1.24      (0.55)      (1.60)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations             0.50        0.06        1.21      (0.56)      (1.60)
--------------------------------------------------------------------------------
Redemption Fees(3)       0.01        0.01        0.01       0.01        --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period           $5.57       $5.06       $4.99      $3.77       $4.32
================================================================================
  TOTAL RETURN(4)       10.08%       1.40%      32.36%    (12.73)%    (27.03)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of
Operating
Expenses
to Average
Net Assets               1.50%       1.50%       1.50%       1.50%       1.50%
-------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets             (0.51)%     (0.57)%     (0.68)%     (0.31)%     (0.09)%
-------------------
Portfolio
Turnover Rate             399%        344%        415%        330%        410%
-------------------
Net Assets,
End of Period
(in thousands)        $178,078    $219,618    $228,724    $187,451    $231,108
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to November 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

-----
20

Veedot - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                        2005         2004       2003       2002        2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period     $5.10       $5.02       $3.79      $4.33       $5.92
--------------------------------------------------------------------------------
Income From
Investment
Operations
-------------------
  Net Investment
  Income (Loss)(1)      (0.02)      (0.02)      (0.02)      --(2)       0.01
-------------------
  Net Realized
  and Unrealized
  Gain (Loss)            0.54        0.09        1.24      (0.55)      (1.60)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations             0.52        0.07        1.22      (0.55)      (1.59)
--------------------------------------------------------------------------------
Redemption Fees(3)       0.01        0.01        0.01       0.01         --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period           $5.63       $5.10       $5.02      $3.79       $4.33
================================================================================
  TOTAL RETURN(4)       10.39%       1.59%      32.45%    (12.47)%    (26.86)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets               1.30%       1.30%       1.30%       1.30%       1.30%
-------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets             (0.31)%     (0.37)%     (0.48)%     (0.11)%       0.11%
-------------------
Portfolio
Turnover Rate             399%        344%        415%        330%        410%
-------------------
Net Assets,
End of Period
(in thousands)         $11,440     $12,400     $12,458      $8,709      $9,659
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to November 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2005,
and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot
Fund as of October 31, 2005, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 9, 2005

------
22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 24
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 10
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, American Italian Pasta Company
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
LENGTH OF TIME SERVED (YEARS): 46
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
LENGTH OF TIME SERVED (YEARS): 14
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chief Executive
Officer, ACC (June 1996 to September 2000); Chairman, ACS LLC and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
24

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September 2000); Also serves as: Chief
Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries;
Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM, ACGIM, ACS LLC and
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
LENGTH OF TIME SERVED (YEARS): 4 and less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
25

Approval of Management Agreement for Veedot

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also holds special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Veedot (the "fund") and the services provided to such fund under the management agreement. The information included, but was not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning similar funds;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the fund.

(continued)

------
26

Approval of Management Agreement for Veedot

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with that of similar funds not managed by

(continued)

------
27

Approval of Management Agreement for Veedot

the advisor. The fund's performance fell below the median of its peer group for the one year period and above the median for the three year period during part of the past year. The Directors discussed the fund's performance with the advisor and were satisfied with the efforts being undertaken by the advisor. The
Directors will continue to monitor those efforts and the performance of the fund.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through

(continued)

------
28

Approval of Management Agreement for Veedot

its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a 15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund was above the median of the total expense ratio of its Peer Group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund, at least in part, due to its existing

(continued)

------
29

Approval of Management Agreement for Veedot

infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment management team to determine whether the fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2005, will accelerate management fee reductions at lower asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor, amended as described above, is fair and reasonable in light of the services provided and should be renewed.

------
30

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Institutional Class. The total expense ratio for Institutional Class shares is lower than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
31

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
32

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all
U.S. headquartered equity securities with readily available price data.

The RUSSELL 3000(reg.tm) INDEX measures the performance of the 3,000 largest
U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4 billion;
the median market capitalization was approximately $700 million. The index had a total market capitalization range of approximately $309 billion to $128 million.

The RUSSELL 3000(reg.tm) GROWTH INDEX measures the performance of those Russell
3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 3000(reg.tm) VALUE INDEX measures the performance of those Russell
3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
33

Notes

------
34

Notes

------
35

Notes

------
36

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                   PRSRT STD
P.O. Box 419200                                            U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
                                                               COMPANIES

American Century Investment Services, Inc., Distributor

(c)2005 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0512
SH-ANN-46793S

American Century Investments
ANNUAL REPORT

[photo of man and woman]

OCTOBER 31, 2005

Capital Value Fund

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

CAPITAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Capital Value Fund for the year ended October 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers, III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Capital Value - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2005
                                               ----------------------
                                               AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                                       1 YEAR   5 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                          9.29%    6.65%      6.70%       3/31/99
  Return After-Tax on Distributions(1)  9.13%    6.26%      6.34%
  Return After-Tax on Distributions
  and Sale of Shares(1)                 6.26%    5.52%      5.61%
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(2)            11.87%    4.71%      5.36%         --
--------------------------------------------------------------------------------
Institutional Class                     9.50%      --       6.69%       3/1/02
  Return After-Tax on Distributions(1)  9.30%      --       6.43%
  Return After-Tax on Distributions
  and Sale of Shares(1)                 6.43%      --       5.64%
--------------------------------------------------------------------------------
Advisor Class                           9.04%      --      14.55%       5/14/03
  Return After-Tax on Distributions(1)  8.91%      --      14.45%
  Return After-Tax on Distributions
  and Sale of Shares(1)                 6.04%      --      12.55%
--------------------------------------------------------------------------------

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)  (c) 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of
     Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper Inc. - A Reuters Company and may be incomplete.
     No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For more information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                     (continued)

------
2

Capital Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
------------------------------------------------------------------------------------
                              1999*  2000     2001     2002    2003    2004    2005
------------------------------------------------------------------------------------
Investor Class (before tax)   3.60%  7.23%   -0.47%   -8.49%  21.67%  13.94%   9.29%
------------------------------------------------------------------------------------
Russell 1000 Value Index      6.15%  5.52%  -11.86%  -10.02%  22.87%  15.45%  11.87%
------------------------------------------------------------------------------------

* From 3/31/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For more information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Capital Value - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE CAPITAL VALUE INVESTMENT TEAM:
BRENDAN HEALY, CHUCK RITTER, AND MARK MALLON.

Capital Value gained 9.29%* during the fiscal year ended October 31, 2005, trailing the 11.87% return of its benchmark, the Russell 1000 Value Index, but ahead of the broader market, as reflected by the 8.72% gain of the S&P 500
Index.**

Capital Value's long-term performance against its benchmark has been solid.
Since the portfolio's March 31, 1999, inception, it has posted an average annual return of 6.70%, outperforming both the 5.36% gain of the Russell 1000 Value
Index and the 0.56% return posted by the S&P 500 for the same period.

EQUITIES DEMONSTRATE RESILIENCE

Equity investors faced numerous headwinds during the months covered by this report, a period that saw a presidential election, eight increases in short-term interest rates, a new record high for oil and three major hurricanes.

Persistent concern about the impact of higher interest rates and energy prices on economic vitality and corporate profits balanced against numerous strong earnings reports and merger announcements frequently generated volatility.
Ultimately, the equities market demonstrated resilience, rebounding from troughs to secure modest gains.

SUCCESS IN FINANCIALS

The financials sector, on average our largest single stake, made the most significant contribution to absolute performance during the fiscal year.
Insurance companies paced gains in the group, producing two top contributors in
Loews Corp. and Hartford Financial Services. In April, Hartford recorded its most profitable quarter ever driven by strength in its property and casualty insurance segment, where innovative technologies helped the firm maintain competitive pricing.

ADDITIONAL SOURCES OF STRENGTH

Our interest in the energy sector, a position devoted entirely to oil and gas firms, contributed significantly to

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Citigroup Inc.                            4.4%                  4.7%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         4.3%                  4.0%
--------------------------------------------------------------------------------
Bank of America Corp.                     3.4%                  3.3%
--------------------------------------------------------------------------------
Freddie Mac                               3.2%                  3.4%
--------------------------------------------------------------------------------
Royal Dutch Shell
plc ADR                                   2.8%                  2.5%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                   2.5%                  2.1%
--------------------------------------------------------------------------------
ConocoPhillips                            2.4%                  1.6%
--------------------------------------------------------------------------------
Chevron Corp.                             2.2%                  1.7%
--------------------------------------------------------------------------------
Wells Fargo & Co.                         2.1%                  2.1%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                       2.0%                  1.9%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary
  are for Investor Class shares.
** The S&P 500 Index returned -1.74% for the
   5-year period ended October 31, 2005.                             (continued)

------
4

Capital Value - Portfolio Commentary

performance. Soaring oil prices underpinned gains for companies across the industry, and each of our holdings advanced. Major, integrated energy firms
ConocoPhillips, Exxon Mobil Corp., Chevron Corp., and Royal Dutch Shell plc all
ranked high among the contributors.

Still, many of the strongest performers in the sector did not meet our value criteria. For example, energy equipment and services companies recorded powerful gains, but were too richly valued by our standards to merit inclusion in the portfolio. Consequently, our smaller exposure to the energy sector as a whole contributed to our overall underperformance versus our benchmark.

Investments in the information technology sector produced the portfolio's top stock. During the period, Hewlett-Packard announced four consecutive quarters of increased revenues, which reached record levels in three of those quarters. News that the company had emerged as the global leader in the server business further supported the stock's climb.

INDIVIDUAL SETBACKS

Despite those successes, we suffered some setbacks, one of which emerged from the consumer discretionary sector. Lear Corporation, a leading automotive interior-systems supplier, detracted. On March 1, the company lowered its earnings forecast, and then, on April 22, reported a steep drop in first-quarter profit, citing diminished production for light trucks and SUVs and higher raw-materials costs. The stock fell sharply following each announcement.

Aluminum giant Alcoa, one of only two holdings in the metals and mining industry, also disappointed. Although the company in July reported its highest-ever quarterly income and revenue, it later reduced its earnings forecast, pointing to weak pricing power, higher raw-materials costs and
Hurricane Rita, which temporarily closed two of its plants.

OUR COMMITMENT

The investment team will continue to follow its strategy of searching for large, fundamentally sound businesses that, because of transitory issues, are selling at prices we believe are below fair market value.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Common Stocks                            96.0%                 94.9%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          4.6%                  4.9%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.6)%                  0.2%
--------------------------------------------------------------------------------

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/05               4/30/05
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                         11.7%                  9.8%
--------------------------------------------------------------------------------
Commercial Banks                         10.0%                  9.9%
--------------------------------------------------------------------------------
Diversified Financial
Services                                  6.9%                  6.8%
--------------------------------------------------------------------------------
Insurance                                 6.2%                  6.1%
--------------------------------------------------------------------------------
Pharmaceuticals                           5.6%                  4.3%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical

                                                                     (continued)

------
6

Shareholder Fee Example (Unaudited)

example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     EXPENSES PAID
                         BEGINNING       ENDING      DURING PERIOD*  ANNUALIZED
                       ACCOUNT VALUE  ACCOUNT VALUE     5/1/05 -       EXPENSE
                          5/1/05        10/31/05        10/31/05       RATIO*
--------------------------------------------------------------------------------
CAPITAL VALUE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL:
--------------------------------------------------------------------------------
Investor Class            $1,000       $1,036.20         $5.65         1.10%
--------------------------------------------------------------------------------
Institutional Class       $1,000       $1,037.70         $4.62         0.90%
--------------------------------------------------------------------------------
Advisor Class             $1,000       $1,036.30         $6.93         1.35%
--------------------------------------------------------------------------------
HYPOTHETICAL:
--------------------------------------------------------------------------------
Investor Class            $1,000       $1,019.66         $5.60         1.10%
--------------------------------------------------------------------------------
Institutional Class       $1,000       $1,020.67         $4.58         0.90%
--------------------------------------------------------------------------------
Advisor Class             $1,000       $1,018.40         $6.87         1.35%
--------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

Capital Value - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.0%
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 0.6%
--------------------------------------------------------------------------------
           57,500  Northrop Grumman Corp.                          $  3,084,875
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.4%
--------------------------------------------------------------------------------
           68,200  Lear Corporation                                   2,077,372
--------------------------------------------------------------------------------

BEVERAGES -- 2.3%
--------------------------------------------------------------------------------
          112,300  Coca-Cola Company (The)                            4,804,194
--------------------------------------------------------------------------------
           48,500  Molson Coors Brewing Co.                           2,992,450
--------------------------------------------------------------------------------
          140,800  Pepsi Bottling Group Inc.                          4,002,944
--------------------------------------------------------------------------------
                                                                     11,799,588
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 4.0%
--------------------------------------------------------------------------------
          146,500  Bank of New York Co., Inc. (The)                   4,583,985
--------------------------------------------------------------------------------
          132,800  Merrill Lynch & Co., Inc.                          8,597,472
--------------------------------------------------------------------------------
          132,900  Morgan Stanley                                     7,231,089
--------------------------------------------------------------------------------
                                                                     20,412,546
--------------------------------------------------------------------------------

CHEMICALS -- 1.9%
--------------------------------------------------------------------------------
           98,800  du Pont (E.I.) de Nemours & Co.                    4,118,972
--------------------------------------------------------------------------------
           90,800  PPG Industries, Inc.                               5,445,276
--------------------------------------------------------------------------------
                                                                      9,564,248
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 10.0%
--------------------------------------------------------------------------------
          396,900  Bank of America Corp.                             17,360,406
--------------------------------------------------------------------------------
           70,100  National City Corp.                                2,259,323
--------------------------------------------------------------------------------
           85,100  PNC Financial Services Group                       5,166,421
--------------------------------------------------------------------------------
          240,100  U.S. Bancorp                                       7,102,158
--------------------------------------------------------------------------------
          163,700  Wachovia Corp.                                     8,270,124
--------------------------------------------------------------------------------
          181,100  Wells Fargo & Co.                                 10,902,220
--------------------------------------------------------------------------------
                                                                     51,060,652
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.4%
--------------------------------------------------------------------------------
           98,900  R.R. Donnelley & Sons Company                      3,463,478
--------------------------------------------------------------------------------
          129,300  Waste Management, Inc.                             3,815,643
--------------------------------------------------------------------------------
                                                                      7,279,121
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.3%
--------------------------------------------------------------------------------
          138,100  Avaya Inc.(1)                                      1,590,912
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.3%
--------------------------------------------------------------------------------
          371,200  Hewlett-Packard Co.                               10,408,448
--------------------------------------------------------------------------------
           80,100  International Business
                   Machines Corp.                                     6,558,588
--------------------------------------------------------------------------------
                                                                     16,967,036
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.5%
--------------------------------------------------------------------------------
           64,400  Standard and Poor's 500
                   Depositary Receipt                                 7,744,100
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 6.9%
--------------------------------------------------------------------------------
          496,100  Citigroup Inc.                                    22,711,458
--------------------------------------------------------------------------------
          343,100  J.P. Morgan Chase & Co.                           12,564,322
--------------------------------------------------------------------------------
                                                                     35,275,780
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION  SERVICES -- 3.2%
--------------------------------------------------------------------------------
           56,900  AT&T Corp.                                      $  1,125,482
--------------------------------------------------------------------------------
          198,200  BellSouth Corp.                                    5,157,164
--------------------------------------------------------------------------------
          249,200  SBC Communications Inc.                            5,943,420
--------------------------------------------------------------------------------
          135,100  Verizon Communications                             4,257,001
--------------------------------------------------------------------------------
                                                                     16,483,067
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 2.9%
--------------------------------------------------------------------------------
          153,800  Exelon Corporation                                 8,002,214
--------------------------------------------------------------------------------
          212,800  PPL Corporation                                    6,669,152
--------------------------------------------------------------------------------
                                                                     14,671,366
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.8%
--------------------------------------------------------------------------------
          256,300  Kroger Co. (The)(1)                                5,100,370
--------------------------------------------------------------------------------
           84,900  Wal-Mart Stores, Inc.                              4,016,619
--------------------------------------------------------------------------------
                                                                      9,116,989
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 2.3%
--------------------------------------------------------------------------------
          114,400  H.J. Heinz Company                                 4,061,200
--------------------------------------------------------------------------------
          142,500  Sara Lee Corp.                                     2,543,625
--------------------------------------------------------------------------------
           71,600  Unilever N.V. New York Shares                      5,034,196
--------------------------------------------------------------------------------
                                                                     11,639,021
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 0.5%
--------------------------------------------------------------------------------
           52,900  HCA Inc.                                           2,549,251
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.4%
--------------------------------------------------------------------------------
          219,900  McDonald's Corporation                             6,948,840
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.8%
--------------------------------------------------------------------------------
          140,000  Newell Rubbermaid Inc.                             3,218,600
--------------------------------------------------------------------------------
           12,900  Whirlpool Corp.                                    1,012,650
--------------------------------------------------------------------------------
                                                                      4,231,250
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.2%
--------------------------------------------------------------------------------
          166,400  General Electric Co.                               5,642,624
--------------------------------------------------------------------------------
          215,500  Tyco International Ltd.                            5,687,045
--------------------------------------------------------------------------------
                                                                     11,329,669
--------------------------------------------------------------------------------

INSURANCE -- 6.2%
--------------------------------------------------------------------------------
          125,700  Allstate Corp.                                     6,635,703
--------------------------------------------------------------------------------
          107,500  American International Group, Inc.                 6,966,000
--------------------------------------------------------------------------------
           78,100  Hartford Financial Services
                   Group Inc. (The)                                   6,228,475
--------------------------------------------------------------------------------
           61,000  Loews Corp.                                        5,671,780
--------------------------------------------------------------------------------
           83,400  Marsh & McLennan
                   Companies, Inc.                                    2,431,110
--------------------------------------------------------------------------------
           75,300  Torchmark Corp.                                    3,978,099
--------------------------------------------------------------------------------
                                                                     31,911,167
--------------------------------------------------------------------------------

IT SERVICES -- 1.4%
--------------------------------------------------------------------------------
           70,900  Computer Sciences Corp.(1)                         3,633,625
--------------------------------------------------------------------------------
           81,800  Fiserv, Inc.(1)                                    3,573,024
--------------------------------------------------------------------------------
                                                                      7,206,649
--------------------------------------------------------------------------------

------
8

See Notes to Financial Statements.                                  (continued)

Capital Value - Schedule of Investments

OCTOBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------

MACHINERY -- 2.9%
--------------------------------------------------------------------------------
           64,400  Deere & Co.                                     $  3,907,792
--------------------------------------------------------------------------------
           88,000  Dover Corp.                                        3,430,240
--------------------------------------------------------------------------------
          108,800  Ingersoll-Rand Company                             4,111,552
--------------------------------------------------------------------------------
           54,200  Parker-Hannifin Corp.                              3,397,256
--------------------------------------------------------------------------------
                                                                     14,846,840
--------------------------------------------------------------------------------

MEDIA -- 3.3%
--------------------------------------------------------------------------------
           92,400  Gannett Co., Inc.                                  5,789,784
--------------------------------------------------------------------------------
          481,100  Time Warner Inc.                                   8,578,013
--------------------------------------------------------------------------------
           73,200  Viacom, Inc. Cl B                                  2,267,004
--------------------------------------------------------------------------------
                                                                     16,634,801
--------------------------------------------------------------------------------

METALS & MINING -- 1.0%
--------------------------------------------------------------------------------
          142,000  Alcoa Inc.                                         3,449,180
--------------------------------------------------------------------------------
           25,900  Nucor Corp.                                        1,550,115
--------------------------------------------------------------------------------
                                                                      4,999,295
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 0.7%
--------------------------------------------------------------------------------
          149,200  NiSource Inc.                                      3,528,580
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 0.4%
--------------------------------------------------------------------------------
          108,900  Dollar General Corp.                               2,117,016
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.7%
--------------------------------------------------------------------------------
          269,500  Xerox Corp.(1)                                     3,657,115
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 11.7%
--------------------------------------------------------------------------------
          197,400  Chevron Corp.                                     11,265,618
--------------------------------------------------------------------------------
          190,300  ConocoPhillips                                    12,441,814
--------------------------------------------------------------------------------
          390,000  Exxon Mobil Corp.                                 21,894,600
--------------------------------------------------------------------------------
          231,100  Royal Dutch Shell plc ADR                         14,337,444
--------------------------------------------------------------------------------
                                                                     59,939,476
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
          102,600  Weyerhaeuser Co.                                   6,498,684
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
           47,400  Avon Products, Inc.                                1,279,326
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 5.6%
--------------------------------------------------------------------------------
          131,400  Abbott Laboratories                                5,656,770
--------------------------------------------------------------------------------
          124,700  Bristol-Myers Squibb Co.                           2,639,899
--------------------------------------------------------------------------------
           96,400  Johnson & Johnson                                  6,036,568
--------------------------------------------------------------------------------
           75,100  Merck & Co., Inc.                                  2,119,322
--------------------------------------------------------------------------------
          303,400  Pfizer, Inc.                                       6,595,916
--------------------------------------------------------------------------------
          122,400  Wyeth                                              5,454,144
--------------------------------------------------------------------------------
                                                                     28,502,619
--------------------------------------------------------------------------------

ROAD & RAIL -- 0.6%
--------------------------------------------------------------------------------
           78,700  Norfolk Southern Corp.                             3,163,740
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
          157,900  Intel Corp.                                        3,710,650
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

SOFTWARE -- 2.2%
--------------------------------------------------------------------------------
          343,800  Microsoft Corporation                           $  8,835,660
--------------------------------------------------------------------------------
          205,700  Oracle Corp.(1)                                    2,608,276
--------------------------------------------------------------------------------
                                                                     11,443,936
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 0.7%
--------------------------------------------------------------------------------
          193,300  Gap, Inc. (The)                                    3,340,224
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 1.2%
--------------------------------------------------------------------------------
           88,200  Liz Claiborne, Inc.                                3,104,640
--------------------------------------------------------------------------------
           58,700  VF Corp.                                           3,067,075
--------------------------------------------------------------------------------
                                                                      6,171,715
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 5.0%
--------------------------------------------------------------------------------
          265,000  Freddie Mac                                       16,257,750
--------------------------------------------------------------------------------
           40,300  MGIC Investment Corp.                              2,387,372
--------------------------------------------------------------------------------
          168,000  Washington Mutual, Inc.                            6,652,800
--------------------------------------------------------------------------------
                                                                     25,297,922
--------------------------------------------------------------------------------

TOBACCO -- 1.6%
--------------------------------------------------------------------------------
          110,200  Altria Group Inc.                                  8,270,510
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 0.8%
--------------------------------------------------------------------------------
          171,500  Sprint Nextel Corp.                                3,997,665
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $443,853,984)                                                 490,343,613
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse
First Boston Corp., (collateralized by
various  U.S. Treasury obligations, 3.375%, 2/15/08,
valued at $23,747,091), in a joint trading
account at 3.90%, dated 10/31/05,
due 11/1/05 (Delivery value $23,302,524)
(Cost $23,300,000)                                                   23,300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.6%
(Cost $467,153,984)                                                 513,643,613
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (0.6)%                                            (3,022,658)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $510,620,955
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Reciept
(1)  Non-income producing.

See Notes to Financial Statements.

------
9

Statement of Assets and Liabilities

OCTOBER 31, 2005

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $467,153,984)             $513,643,613
----------------------------------------------------------
Receivable for investments sold                                       2,042,624
----------------------------------------------------------
Receivable for capital shares sold                                      200,667
----------------------------------------------------------
Dividends and interest receivable                                       625,493
--------------------------------------------------------------------------------
                                                                    516,512,397
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                           52,530
----------------------------------------------------------
Payable for investments purchased                                     5,371,181
----------------------------------------------------------
Accrued management fees                                                 461,557
----------------------------------------------------------
Distribution fees payable                                                 3,087
----------------------------------------------------------
Service fees payable                                                      3,087
--------------------------------------------------------------------------------
                                                                      5,891,442
--------------------------------------------------------------------------------

NET ASSETS                                                         $510,620,955
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $453,815,593
----------------------------------------------------------
Undistributed net investment income                                   4,971,068
----------------------------------------------------------
Undistributed net realized gain on investment transactions            5,344,665
----------------------------------------------------------
Net unrealized appreciation on investments                           46,489,629
--------------------------------------------------------------------------------
                                                                   $510,620,955
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $458,353,691
----------------------------------------------------------
Shares outstanding                                                   64,078,678
----------------------------------------------------------
Net asset value per share                                                 $7.15
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $37,522,951
----------------------------------------------------------
Shares outstanding                                                    5,238,291
----------------------------------------------------------
Net asset value per share                                                 $7.16
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $14,744,313
----------------------------------------------------------
Shares outstanding                                                    2,065,875
----------------------------------------------------------
Net asset value per share                                                 $7.14
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
10

Statement of Operations

YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------
Dividends (net of foreign taxes withheld $91,163)                   $10,544,442
----------------------------------------------------
Interest                                                                615,106
--------------------------------------------------------------------------------
                                                                     11,159,548
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------
Management fees                                                       4,766,345
----------------------------------------------------
Distribution fees - Advisor Class                                        31,468
----------------------------------------------------
Service fees - Advisor Class                                             31,468
----------------------------------------------------
Directors' fees and expenses                                              6,924
----------------------------------------------------
Other expenses                                                            3,972
--------------------------------------------------------------------------------
                                                                      4,840,177
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 6,319,371
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                   7,227,289
----------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                                        17,982,905
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              25,210,194
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $31,529,565
================================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2005          2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                                $  6,319,371   $ 2,601,569
--------------------------------------
Net realized gain (loss)                                7,227,289     1,571,934
--------------------------------------
Change in net unrealized
appreciation (depreciation)                            17,982,905    15,422,276
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                              31,529,565    19,595,779
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
--------------------------------------
  Investor Class                                       (3,184,833)   (1,108,582)
--------------------------------------
  Institutional Class                                    (335,120)     (149,309)
--------------------------------------
  Advisor Class                                           (80,961)       (4,126)
--------------------------------------------------------------------------------
Decrease in net assets from distributions              (3,600,914)   (1,262,017)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                       195,715,769   165,237,330
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                 223,644,420   183,571,092

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                   286,976,535   103,405,443
--------------------------------------------------------------------------------
End of period                                        $510,620,955  $286,976,535
================================================================================

Undistributed net investment income                    $4,971,068    $2,252,611
================================================================================

See Notes to Financial Statements.

------
12

Notes to Financial Statements

OCTOBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

                                                                    (continued)

------
13

Notes to Financial Statements

OCTOBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

                              INVESTOR      INSTITUTIONAL        ADVISOR
                                CLASS           CLASS             CLASS
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million              1.10%          0.90%              0.85%
--------------------------------------------------------------------------------
Next $500 million               1.00%          0.80%              0.75%
--------------------------------------------------------------------------------
Over $1 billion                 0.90%          0.70%              0.65%
--------------------------------------------------------------------------------

The effective annual management fee for the fund for the year ended October 31,
2005 was 1.10%, 0.90%, and 0.85%, for the Investor Class, Institutional Class
and Advisor Class, respectively.

                                                                    (continued)

------
14

Notes to Financial Statements

OCTOBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2005, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC (formerly American Century
Services Corporation).

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2005, were $309,588,718 and $118,455,760, respectively.

                                                                    (continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                      SHARES         AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                    200,000,000
================================================================================
Sold                                                  35,843,118  $251,786,243
----------------------------------------
Issued in reinvestment of distributions                  398,001     2,778,045
----------------------------------------
Redeemed                                             (10,808,116)  (76,893,821)
--------------------------------------------------------------------------------
Net increase (decrease)                               25,433,003  $177,670,467
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                    150,000,000
================================================================================
Sold                                                  26,313,159  $168,670,638
----------------------------------------
Issued in reinvestment of distributions                  176,012     1,077,190
----------------------------------------
Redeemed                                              (3,525,710)  (22,477,617)
--------------------------------------------------------------------------------
Net increase (decrease)                               22,963,461  $147,270,211
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                     15,000,000
================================================================================
Sold                                                   2,861,961   $20,546,551
----------------------------------------
Issued in reinvestment of distributions                   46,241       322,764
----------------------------------------
Redeemed                                              (1,211,707)   (8,746,880)
--------------------------------------------------------------------------------
Net increase (decrease)                                1,696,495   $12,122,435
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                     15,000,000
================================================================================
Sold                                                   1,955,252   $12,475,027
----------------------------------------
Issued in reinvestment of distributions                   24,242       148,362
----------------------------------------
Redeemed                                                (352,410)   (2,239,342)
--------------------------------------------------------------------------------
Net increase (decrease)                                1,627,084   $10,384,047
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                   1,049,941   $ 7,346,149
----------------------------------------
Issued in reinvestment of distributions                   11,581        80,831
----------------------------------------
Redeemed                                                (211,844)   (1,504,113)
--------------------------------------------------------------------------------
Net increase (decrease)                                  849,678   $ 5,922,867
================================================================================
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                   1,354,281   $ 8,693,206
----------------------------------------
Issued in reinvestment of distributions                      674         4,126
----------------------------------------
Redeemed                                                (173,090)   (1,114,260)
--------------------------------------------------------------------------------
Net increase (decrease)                                1,181,865   $ 7,583,072
================================================================================

                                                                    (continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2005

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$575,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended
October 31, 2005.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                   2005              2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                 $3,600,914         $1,262,017
--------------------------------------------------------------------------------
Long-Term Capital Gains                             --                --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                  $467,576,027
================================================================================
Gross tax appreciation of investments                             $52,196,967
-------------------------------------------
Gross tax depreciation of investments                              (6,129,381)
--------------------------------------------------------------------------------
Net tax appreciation of investments                               $46,067,586
================================================================================
Undistributed ordinary income                                      $4,973,885
-------------------------------------------
Accumulated capital gains                                          $5,763,891
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $3,600,914 of qualified dividend income for the fiscal year ended October 31, 2005.

For corporate taxpayers, $3,600,914 of the ordinary income distributions paid during the fiscal year ended October 31, 2005, qualify for the corporate dividends received deduction.

------
17

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------------------------
                                                                      INVESTOR CLASS
--------------------------------------------------------------------------------------------------
                                                 2005        2004      2003     2002       2001
--------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $6.61       $5.86     $4.88     $5.39     $5.50
--------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income                          0.10(1)     0.09(1)   0.08(1)   0.07(1)   0.06
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        0.51        0.72      0.97     (0.52)    (0.09)
--------------------------------------------------------------------------------------------------
  Total From Investment Operations               0.61        0.81      1.05     (0.45)    (0.03)
--------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                    (0.07)      (0.06)    (0.07)    (0.06)    (0.08)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $7.15       $6.61     $5.86     $4.88     $5.39
==================================================================================================
  TOTAL RETURN(2)                                9.29%      13.94%    21.67%    (8.49)%   (0.47)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            1.10%       1.10%     1.10%      1.10%     1.10%
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                            1.42%       1.44%     1.54%      1.32%     1.18%
------------------------------------------
Portfolio Turnover Rate                            28%         15%       22%        42%       56%
------------------------------------------
Net Assets, End of Period (in thousands)      $458,354    $255,504   $91,960    $50,425   $47,542
--------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
18

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
----------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS
----------------------------------------------------------------------------------
                                                2005     2004     2003   2002(1)
----------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $6.62    $5.87    $4.88    $5.87
----------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(2)                      0.12     0.10     0.09     0.06
------------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.51     0.72     0.97    (1.05)
----------------------------------------------------------------------------------
  Total From Investment Operations              0.63     0.82     1.06    (0.99)
----------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                   (0.09)   (0.07)   (0.07)     --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                 $7.16    $6.62    $5.87    $4.88
==================================================================================
  TOTAL RETURN(3)                               9.50%   14.15%   22.07%  (16.87)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           0.90%    0.90%    0.90%  0.90%(4)
------------------------------------------
Ratio of Net Investment
Income to Average Net Assets                    1.62%    1.64%    1.74%  1.56%(4)
------------------------------------------
Portfolio Turnover Rate                           28%      15%      22%    42%(5)
------------------------------------------
Net Assets, End of Period (in thousands)      $37,523  $23,449  $11,244    $3,779
----------------------------------------------------------------------------------

(1)  March 1, 2002 (commencement of sale) through October 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
19

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                          ADVISOR CLASS
--------------------------------------------------------------------------------
                                                    2005      2004     2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $6.60     $5.86      $5.19
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
Net Investment Income(2)                            0.08      0.08       0.03
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)           0.52      0.71       0.64
--------------------------------------------------------------------------------
  Total From Investment Operations                  0.60      0.79       0.67
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                       (0.06)    (0.05)       --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $7.14     $6.60      $5.86
================================================================================
  TOTAL RETURN(3)                                   9.04%    13.60%     12.91%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                              1.35%      1.35%   1.35%(4)
-------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                              1.17%      1.19%   1.03%(4)
-------------------------------------------
Portfolio Turnover Rate                              28%        15%     22%(5)
-------------------------------------------
Net Assets, End of Period (in thousands)         $14,744     $8,023       $201
--------------------------------------------------------------------------------

(1)  May 14, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31,
2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Capital Value Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 9, 2005

------
21

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 24
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                    (continued)

------
22

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 10
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, American Italian Pasta Company
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
LENGTH OF TIME SERVED (YEARS): 46
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
LENGTH OF TIME SERVED (YEARS): 14
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chief Executive
Officer, ACC (June 1996 to September 2000); Chairman, ACS LLC and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
23

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Chief
Operating Officer, ACC (June 1996 to September 2000); Also serves as: Chief
Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries;
Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM, ACGIM, ACS LLC and
other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
LENGTH OF TIME SERVED (YEARS): 4 and less than 1 year
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
24

Approval of Management Agreement for Capital Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process - referred to as the "15(c) Process" - involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also holds special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Capital Value (the "fund") and the services provided to such fund under the management agreement. The information included, but was not limited to:

*    the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the fund to the cost of owning similar funds;

*    data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the fund.

                                                                     (continued)

------
25

Approval of Management Agreement for Capital Value

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

*    fund construction and design

*    portfolio security selection

*    initial capitalization/funding

*    securities trading

*    custody of fund assets

*    daily valuation of the fund's portfolio

*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*    legal services

*    regulatory and portfolio compliance

*    financial reporting

*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with

                                                                     (continued)

------
26

Approval of Management Agreement for Capital Value

that of similar funds not managed by the advisor. During the past year, the fund's performance was above the median of its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

                                                                     (continued)

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27

Approval of Management Agreement for Capital Value

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a 15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its Peer Group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund

                                                                     (continued)

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28

Approval of Management Agreement for Capital Value

complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment management team to determine whether the fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
29

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of Institutional
Class shares is lower than that of Investor Class shares. The total expense ratio of Advisor Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
30

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

                                                                     (continued)

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31

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC.

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling 1-800-345-2021.

------
32

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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33

Notes

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34

Notes

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35

Notes

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36

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo,      American Century Investment
American Century  and American Century      Services, Inc., Distributor
Investments are service marks of
American Century Proprietary
Holdings, Inc.                              (c)2005 American Century Proprietary
                                            Holdings, Inc. All rights reserved.

0512
SHANN-46789N

ITEM 2.  CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    D.D.  (Del)  Hock,  Donald  H.  Pratt  and  Timothy  Webster  are  the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2004:  $170,049
          FY 2005:  $218,979

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2004:  $0
          FY 2005:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2004:  $0
          FY 2005:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2004:  $21,496
          FY 2005:  $26,361

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2004:  $0
          FY 2005:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2004:  $0
          FY 2005:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2004:  $0
          FY 2005:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2004:  $462,717
          FY 2005:  $183,792

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY MUTUAL FUNDS, INC.

By:      /s/ William M. Lyons
         ---------------------------------------
         Name:    William M. Lyons
         Title:   President

Date:    December 27, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/ William M. Lyons
         ---------------------------------------
         Name:   William M. Lyons
         Title:  President
                 (principal executive officer)

Date:    December 27, 2005

By:      /s/ Maryanne L. Roepke
         ---------------------------------------
         Name:   Maryanne L. Roepke
         Title:  Sr. Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    December 27, 2005